As filed with the Securities and Exchange Commission on September 8, 2008

                                         1933 Act Registration No. 333-152839


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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

               [ ] Pre-Effective             [X] Post-Effective
                   Amendment No.                 Amendment No. 1

                           MET INVESTORS SERIES TRUST
            (MetLife Aggressive Strategy Portfolio, MetLife Balanced
            Strategy Portfolio and MetLife Growth Strategy Portfolio)
               [Exact Name of Registrant as Specified in Charter]
                 Area Code and Telephone Number: (800) 848-3854

                            5 Park Plaza - Suite 1900
                            Irvine, California 92614
                       -----------------------------------
                    (Address of Principal Executive Offices)

                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                            Washington, D.C. 20006



       It is proposed that this filing will become effective:

X           immediately upon filing pursuant to paragraph (b)
__          on ____________ pursuant to paragraph (b)
__          60 days after filing pursuant to paragraph (a)(1)
__          on ____________ pursuant to paragraph (a)(1)
__          75 days after filing pursuant to paragraph (a)(2)
__          on _____ pursuant to paragraph (a)(2) of Rule 485
__          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                               September 8, 2008



Dear Contract Owner:

         As a Contract Owner of a variable annuity or variable life insurance contract (the "Contract") issued by First MetLife Investors Insurance Company and MetLife Investors Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of one or more of the following portfolios: Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio (individually a "Selling Portfolio" and collectively the "Selling Portfolios") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on November 5, 2008. Although you are not directly a shareholder of any of the Selling Portfolios, some or all of your Contract value is invested, as provided by your Contract, in one or more of the Selling Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote any Selling Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposals described in the accompanying Combined Prospectus/Proxy Statement.

         The Combined Prospectus/Proxy Statement describes the proposed reorganizations of the Selling Portfolios. All of the assets of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio would be acquired by MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (individually an "Acquiring Portfolio" and collectively the "Acquiring Portfolios"), respectively, each a series of the Trust, in exchange for shares of the corresponding Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the applicable Selling Portfolio. Each Acquiring Portfolio's investment objective is identical or substantially similar to, and the investment strategies of each Acquiring Portfolio are substantially similar or similar to, those of the corresponding Selling Portfolio.

         You will receive Class B shares of the applicable Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Selling Portfolio's shares. Details about each Acquiring Portfolio's investment objective, performance, and management team are contained in the attached Combined Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract Owners.

         The Board of Trustees has approved the proposal for each Selling Portfolio and recommends that you vote FOR the proposal.

         I realize that this Combined Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone, fax or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone, fax or through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your telephone, fax or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                           Sincerely,

                                           /s/ Elizabeth M. Forget
                                           Elizabeth M. Forget
                                           President
                                           Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                      Strategic Growth and Income Portfolio
                     Strategic Conservative Growth Portfolio
                                       and
                           Strategic Growth Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on November 5, 2008

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on November 5, 2008 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

          1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Strategic Growth and Income Portfolio ("Growth and Income") by MetLife Balanced Strategy Portfolio ("Balanced Strategy"), a series of the Trust, in exchange for shares of Balanced Strategy and the assumption by Balanced Strategy of the liabilities of Growth and Income. The Plan also provides for distribution of these shares of Balanced Strategy to shareholders of Growth and Income in liquidation and subsequent termination of Growth and Income. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Growth and Income.

          2. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Strategic Conservative Growth Portfolio ("Conservative Growth") by MetLife Growth Strategy Portfolio ("Growth Strategy"), a series of the Trust, in exchange for shares of Growth Strategy and the assumption by Growth Strategy of the liabilities of Conservative Growth. The Plan also provides for distribution of these shares of Growth Strategy to shareholders of Conservative Growth in liquidation and subsequent termination of Conservative Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Conservative Growth.

          3. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of Strategic Growth Portfolio ("Strategic Growth") by MetLife Aggressive Strategy Portfolio ("Aggressive Strategy"), a series of the Trust, in exchange for shares of Aggressive Strategy and the assumption by Aggressive Strategy of the liabilities of Strategic Growth. The Plan also provides for distribution of these shares of Aggressive Strategy to shareholders of Strategic Growth in liquidation and subsequent termination of Strategic Growth. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of Strategic Growth.

         The Board of Trustees has fixed the close of business on August 7, 2008 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.



                                             By order of the Board of Trustees


                                             Richard C. Pearson
                                             Secretary

September 8, 2008


CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, FAX OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:


         Registration                                                  Valid Signature

         Corporate Accounts
         (1)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . . . . . . . . . . . . . . . .  John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . . . . . . . . . . . . . .  John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .  Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . . Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . . . . . .   John B. Smith

         (2)      Estate of John B. Smith . . . . . . . . . . . . . . . . . .   John B. Smith, Jr., Executor


                      INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy ready.

You do not need to return your voting instructions form if you vote by telephone.


                      INSTRUCTIONS FOR VOTING BY FACSIMILE

To provide voting instructions by facsimile follow the three easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Sign the accompanying voting instructions form.

3. Fax your signed voting instructions form to 1-888-796-9932.

You do not need to return your voting instructions form if you vote by facsimile.


                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To provide voting instructions via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.


2. Go to www.proxy-direct.com.


3. Enter the "CONTROL NO." and "SECURITY CODE" from the upper right hand corner of your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                    ACQUISITION OF ASSETS AND LIABILITIES OF

                      STRATEGIC GROWTH AND INCOME PORTFOLIO
                     STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                       and
                           STRATEGIC GROWTH PORTFOLIO

                                each a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                       METLIFE BALANCED STRATEGY PORTFOLIO
                        METLIFE GROWTH STRATEGY PORTFOLIO
                                       and
                      METLIFE AGGRESSIVE STRATEGY PORTFOLIO

                                each a series of
                           Met Investors Series Trust

                       COMBINED PROSPECTUS/PROXY STATEMENT

                            DATED SEPTEMBER 8, 2008



         This Combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") is being furnished in connection with the proposed Agreements and Plans of Reorganization (individually a "Plan" and collectively the "Plans") which will be submitted to the applicable shareholders of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio (individually a "Selling Portfolio" and collectively the "Selling Portfolios") for consideration at a Special Meeting of Shareholders to be held on November 5, 2008 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust (the "Trust"), 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of the applicable Selling Portfolio's shareholders, the Board of Trustees of the Trust has approved the proposed reorganizations of the Selling Portfolios, each a series of the Trust, into corresponding series of the Trust (individually an "Acquiring Portfolio" and collectively the "Acquiring Portfolios"), as set forth below:



------------------------------------------------------------ ---------------------------------------------------------
                     Selling Portfolio                                         Acquiring Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------

Strategic Growth and Income Portfolio ("Growth and Income")  MetLife Balanced Strategy Portfolio ("Balanced
                                                             Strategy")
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Conservative Growth Portfolio ("Conservative       MetLife Growth Strategy Portfolio ("Growth Strategy")
Growth")
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Strategic Growth Portfolio ("Strategic Growth")              MetLife Aggressive Strategy Portfolio ("Aggressive
                                                             Strategy")
------------------------------------------------------------ ---------------------------------------------------------


         The Selling Portfolios and Acquiring Portfolios are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         The First MetLife Investors Insurance Company and MetLife Investors Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company ("MetLife"), a New York life insurance company, are the record owners of the Selling Portfolios' shares and at the Meeting will vote the shares of the applicable Selling Portfolio held in their separate accounts.

     As an owner of a variable annuity contract (a "Contract") issued by an Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of any Selling Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of any of the Selling Portfolios, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more of the Selling Portfolios. For simplicity, in this Prospectus/Proxy Statement:

     o "Record Holder" of a Selling Portfolio refers to each Insurance Company which holds such Selling Portfolio's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

     o "shares" refers generally to your shares of beneficial interest in a Selling Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

         In the reorganizations, all of the assets of each Selling Portfolio will be acquired by the corresponding Acquiring Portfolio, in exchange for Class B shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the applicable Selling Portfolio (individually a "Reorganization" and collectively the "Reorganizations"). If a Reorganization is approved, Class B shares of the applicable Acquiring Portfolio will be distributed to each Record Holder of the corresponding Selling Portfolio in liquidation of that Selling Portfolio, and that Selling Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the applicable Acquiring Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the corresponding Selling Portfolio.

         Each Selling Portfolio and Acquiring Portfolio is a separate non-diversified series of the Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of each Selling Portfolio is identical or substantially similar to that of the corresponding Acquiring Portfolio, and are as follows:



------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

Growth and Income                                       Both  growth of capital  and  income  where  growth of  capital  takes precedence over income.

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Balanced Strategy                                       A balance  between a high level of  current  income and growth of capital with a greater emphasis on growth of capital.

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Conservative Growth                                     Primarily growth of capital with a level of risk expected to be less than that of an investor fully invested in stocks.

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Growth Strategy                                         Growth of capital.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Strategic Growth                                        Growth of capital.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
Aggressive Strategy                                     Growth of capital.
------------------------------------------------------- -------------------------------------------------------------

         The investment strategies for each Selling Portfolio are substantially similar or similar to those for the corresponding Acquiring Portfolio. The Portfolios are managed by the same investment adviser, and the investment adviser uses the same asset allocation targets and allocations to portfolios to manage each Selling Portfolio as it uses to manage the corresponding Acquiring Portfolio.

         This Prospectus/Proxy Statement explains concisely the information about each Acquiring Portfolio that you should know before voting on the applicable Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and each Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (the "SEC"):



--------------------------------------------------------------------- --------------------------------------------------
Information about the Selling Portfolios:                             How to Obtain this Information:
----------------------------------------                              ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
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Prospectus of the Trust relating to the Selling Portfolios, dated      Copies are available upon request and without
April 28, 2008, as supplemented                                        charge if you:

Statement of Additional Information of the Trust relating to the                o Write to the Trust at the address
Selling Portfolios, dated April 28, 2008, as supplemented                         listed on the cover page of this
                                                                                  Prospectus/Proxy Statement; or
Annual Report of the Trust relating to the Selling Portfolios for
the fiscal year ended December 31, 2007                                         o Call (800) 848-3854 toll-free.

Semi-Annual Report of the Trust relating to the Selling Portfolios for the six-month period ended June 30, 2008
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the Acquiring Portfolios:                           How to Obtain this Information:
------------------------------------------                            ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to the Acquiring Portfolios, dated      A copy is available upon request and without
April 28, 2008, as supplemented, which accompanies this                  charge if you:
Prospectus/Proxy Statement
                                                                                 o Write to the Trust at the address
Statement of Additional Information of the Trust relating to the                   listed on the cover page of this
Acquiring Portfolios, dated April 28, 2008, as supplemented                        Prospectus/Proxy Statement; or


Annual Report of the Trust relating to the Acquiring Portfolios for              o Call (800) 848-3854 toll-free.
the fiscal year ended December 31, 2007

Semi-Annual Report of the Trust relating to the Acquiring Portfolios for the six-month period ended June 30, 2008
--------------------------------------------------------------------- --------------------------------------------------
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Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 ------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated September 8, 2008, as           A copy is available upon request and without
supplemented, which relates to this Prospectus/Proxy Statement and        charge if you:
the Reorganizations
                                                                                 o Write to the Trust at the address
                                                                                    listed on the cover page of this
                                                                                    Prospectus/Proxy Statement; or

                                                                                 o  Call (800) 848-3854 toll-free.
--------------------------------------------------------------------- --------------------------------------------------


         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or the SEC's Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC's New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-8090.


     Information relating to the Selling Portfolios and Acquiring Portfolios contained in the Prospectuses of the Trust dated April 28, 2008 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) The Statement of Additional Information dated September 8, 2008 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of the Trust relating to the Selling Portfolios and the Acquiring Portfolios for the fiscal year ended December 31, 2007 and the six-month period ended June 30, 2008, and the pro forma financial statements of the Trust relating to Aggressive Strategy for the twelve-month period ended June 30, 2008, is incorporated by reference in its entirety in this document.


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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
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         An investment in an Acquiring Portfolio through a Contract:

     o    is not a deposit of, or guaranteed by, any bank

     o is not insured by the FDIC, the Federal Reserve Board or any other government agency

     o    is not endorsed by any bank or government agency

     o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS
                                                                                                                Page
SUMMARY...........................................................................................................8
         Why are the Reorganizations being proposed?..............................................................8
         What are the key features of the Reorganizations?........................................................8
         After the Reorganizations, what shares of an Acquiring Portfolio will I own?.............................9
         How will a Reorganization affect me?.....................................................................9
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................10
         How do the Trustees recommend that I vote?..............................................................10
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?........11
         How do the Portfolios' fees and expenses compare?.......................................................16
         How do the Portfolios' performance records compare?.....................................................21
         Who will be the investment adviser of my Portfolio after the Reorganizations?  What will the management fees be after the Reorganizations?......................................................................26
         What will be the primary federal tax consequences of the Reorganizations?...............................28
RISKS............................................................................................................29
         Are the risk factors for the Portfolios similar?........................................................29
         What are the primary risks of investing in each Portfolio?..............................................29
         Are there any other risks of investing in each Portfolio?...............................................35
INFORMATION ABOUT THE REORGANIZATIONS............................................................................36
         Reasons for the Reorganizations.........................................................................36
         Agreements and Plans of Reorganization..................................................................38
         Federal Income Tax Consequences.........................................................................39
         Pro Forma Capitalization................................................................................41
         Distribution of Shares..................................................................................43
         Purchase and Redemption Procedures......................................................................44
         Exchange Privileges.....................................................................................44
         Dividend Policy.........................................................................................44
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS..................................................................45
         Form of Organization....................................................................................45
         Capitalization..........................................................................................45
         Shareholder Liability...................................................................................45
         Shareholder Meetings and Voting Rights..................................................................46
         Liquidation.............................................................................................46
         Liability and Indemnification of Trustees...............................................................47
VOTING INFORMATION CONCERNING THE MEETING........................................................................47
         Shareholder Information.................................................................................50
         Control Persons and Principal Holders of Securities.....................................................50
FINANCIAL STATEMENTS AND EXPERTS.................................................................................51
LEGAL MATTERS....................................................................................................51
ADDITIONAL INFORMATION...........................................................................................51
OTHER BUSINESS...................................................................................................51
EXHIBIT A  Form of Agreement and Plan of Reorganization for Growth and Income...................................A-1
EXHIBIT B  Form of Agreement and Plan of Reorganization for Conservative Growth.................................B-1
EXHIBIT C  Form of Agreement and Plan of Reorganization for Strategic Growth....................................C-1
....................................................................................................................

                                     SUMMARY

                THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATIONS. IT MAY NOT CONTAIN ALL
           OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND
                THE REORGANIZATIONS, YOU SHOULD READ THIS ENTIRE
                  PROSPECTUS/PROXY STATEMENT AND THE EXHIBITS.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the forms of the Agreements and Plans of Reorganization (individually a "Plan" and collectively the "Plans"), which are attached to this Prospectus/Proxy Statement as Exhibits A, B and C.

Why are the Reorganizations being proposed?

     Due to the recent resignation of the Selling Portfolios' investment sub-adviser, Met Investors Advisory, LLC (the "Manager") is now managing two sets of asset allocation portfolios that have the same asset allocation targets and allocations to underlying portfolios: the Selling Portfolios and the Acquiring Portfolios. Each Reorganization is part of a restructuring designed to eliminate the offering of overlapping portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies, especially those that have been unable to accumulate significant assets, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. In addition, each Selling Portfolio's total operating expenses after fee waivers and expense reimbursements are higher than the corresponding Acquiring Portfolio's (Class B shares) total operating expenses after fee waivers and expense reimbursements, if any. Therefore, the Trustees believe that each Reorganization is in the best interests of the applicable Selling Portfolio's shareholders.

What are the key features of the Reorganizations?

         Each Plan sets forth the key features of the Reorganization to which it relates. For a complete description of the Reorganizations, see Exhibits A, B and C. Each Plan generally provides for the following:

     o the transfer in-kind of all of the assets of a Selling Portfolio to the corresponding Acquiring Portfolio in exchange for Class B shares of that Acquiring Portfolio;

     o the assumption by the corresponding Acquiring Portfolio of all of the liabilities of the Selling Portfolio;

     o the liquidation of the Selling Portfolio by distribution of Class B shares of the corresponding Acquiring Portfolio to the Selling Portfolio's Record Holders; and

     o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

         Each Reorganization is expected to be completed on or about November 10, 2008.

After the Reorganizations, what shares of an Acquiring Portfolio will I own?

         If you own shares of Growth and Income, Conservative Growth or Strategic Growth, you will own Class B shares of Balanced Strategy, Growth Strategy or Aggressive Strategy, respectively.

         The new shares you receive will have the same total value as your shares of Growth and Income, Conservative Growth or Strategic Growth, as the case may be, as of the close of business on the day immediately prior to the Reorganizations.

How will a Reorganization affect me?

         It is anticipated that the Reorganizations will benefit you as follows, although no assurance can be given that the Reorganizations will result in any such benefits:

     o POTENTIAL COST SAVINGS: The total operating expenses after fee waivers and expense reimbursements, if any, of each Acquiring Portfolio (Class B shares) are less than those of the corresponding Selling Portfolio also after fee waivers and expense reimbursements. Potential economies of scale that might result from a Reorganization could reduce the applicable Acquiring Portfolio's total operating expenses.

     o OPERATING EFFICIENCIES: Upon a Reorganization, operating efficiencies may be achieved by the applicable Acquiring Portfolio because it will have a greater level of assets. As of June 30, 2008, the Selling Portfolios' and Acquiring Portfolios' total net assets were as follows:

--------------------------------------------- ------------------------
                                                  Total Net Assets
                 Portfolio                         as of 6/30/08
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Growth and Income                                  $287 million
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Balanced Strategy                                 $6,357 million
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------

--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Conservative Growth                                $301 million
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Growth Strategy                                   $7,502 million
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------

--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Strategic Growth                                   $141 million
--------------------------------------------- ------------------------
--------------------------------------------- ------------------------
Aggressive Strategy                                $647 million
--------------------------------------------- ------------------------


         The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following a Reorganization. The Trust will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in the applicable Acquiring Portfolio after a Reorganization. After a Reorganization your Contract values will depend on the performance of the applicable Acquiring Portfolio rather than that of the corresponding Selling Portfolio. Growth and Income and Conservative Growth each will bear its proportionate share of the costs of the Meeting, this proxy solicitation and any adjourned session. The costs paid by Growth and Income and Conservative Growth are ultimately borne by those Portfolios' respective shareholders. Neither Strategic Growth nor its shareholders will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of Strategic Growth's Reorganization will be paid by MetLife or one of its affiliates.

         Like each Selling Portfolio, each Acquiring Portfolio will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class B shares of the applicable Acquiring Portfolio.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         A Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After a Reorganization, you will be able under your current Contract to purchase additional Class B shares of the applicable Acquiring Portfolio. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Independent Trustees"), as such term is defined in the 1940 Act, have concluded that each Reorganization would be in the best interest of the shareholders of the applicable Selling Portfolio, and that their interests will not be diluted as a result of such Reorganization. Accordingly, the Trustees have submitted the Plans for the approval of the respective shareholders of the Selling Portfolios.

   THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR SELLING PORTFOLIO.

         The Trustees of the Trust, including the Independent Trustees, have also approved the Plans on behalf of the Acquiring Portfolios.



How do the Portfolios' investment objectives, principal investment strategies and risks compare?

           Each Portfolio was designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios"). Each Portfolio has a target allocation among the three primary asset classes (equity, fixed income and cash/money market). The Manager establishes specific target investment percentages for the asset classes and the various components of each asset category and then selects the Underlying Portfolios in which a Portfolio invests based on, among other things, the Underlying Portfolios' investment objectives, policies, investment processes and portfolio analytical and management personnel. The Manager may add new Underlying Portfolios or replace existing Underlying Portfolios or change the allocations among the Underlying Portfolios, dependent upon, among other factors, changing market dynamics, changes to the personnel, investment process, or criteria for holdings of the Underlying Portfolios, or the availability of other Underlying Portfolios that may provide a risk-adjusted benefit to a Portfolio.

         Periodically, the Manager will evaluate each Portfolio's allocation among equity, fixed-income, and cash, inclusive of the exposure to various investment styles and asset sectors, relative to each Portfolio's risk profile. It is anticipated that changes among these primary asset classes will be within a range of plus or minus 10%. Concurrently, the Manager will consider whether to make changes to any of the Underlying Portfolios. If a new Underlying Portfolio is selected by the Manager, a shifting of allocations to the remaining Underlying Portfolios may result, as the Manager seeks to maintain the appropriate diversification and risk profile for each Portfolio.

         The Underlying Portfolios in which the Portfolios may currently invest are:




------------------------------------------------------------------ -------------------------------------------------------

Met/AIM Capital Appreciation Portfolio                             Loomis Sayles Small Cap Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                                 Julius Baer International Stock Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Batterymarch Growth and Income Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Aggressive Growth Portfolio                              Lord Abbett Bond Debenture Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Bond Income Portfolio                                    Lord Abbett Growth and Income Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Diversified Portfolio                                    MetLife Stock Index Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock High Yield Portfolio                                     MetLife Mid Cap Stock Index Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Large Cap Core Portfolio                                 MFS(R) Emerging Markets Equity Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Large Cap Value Portfolio                                MFS(R) Total Return Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Legacy Large Cap Growth Portfolio                        MFS(R) Research International Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Money Market Portfolio                                   MFS(R) Value Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
BlackRock Strategic Value Portfolio                                Morgan Stanley EAFE(R) Index Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Capital Guardian U.S. Equity Portfolio                             Neuberger Berman Mid Cap Value Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Clarion Global Real Estate Portfolio                               Oppenheimer Capital Appreciation Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Davis Venture Value Portfolio                                      Oppenheimer Global Equity Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Dreman Small Cap Value Portfolio                                   PIMCO Inflation Protected Bond Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
FI Large Cap Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
FI Mid Cap Opportunities Portfolio                                 PIMCO Total Return Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
FI Value Leaders Portfolio                                         Pioneer Fund Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Met/Franklin Income Portfolio                                      Pioneer Strategic Income Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Met/Franklin Mutual Shares Portfolio                               Rainier Large Cap Equity Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Franklin Templeton Small Cap Growth Portfolio                      RCM Technology Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Goldman Sachs Mid Cap Value Portfolio                              Russell 2000(R) Index Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Harris Oakmark Focused Value Portfolio                             T. Rowe Price Large Cap Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Harris Oakmark International Portfolio                             T. Rowe Price Mid Cap Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Lord Abbett Mid Cap Value Portfolio                                T. Rowe Price Small Cap Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Janus Forty Portfolio                                              Third Avenue Small Cap Value Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Jennison Growth Portfolio                                          Met/Templeton Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Lazard Mid Cap Portfolio                                           Turner Mid Cap Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Legg Mason Partners Aggressive Growth Portfolio                    Van Kampen Comstock Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Legg Mason Partners Managed Assets Portfolio                       Van Kampen Mid Cap Growth Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Legg Mason Value Equity Portfolio                                  Western Asset Management Strategic Bond
                                                                      Opportunities Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index Portfolio                    Western Asset Management U.S.
                                                                      Government Portfolio
------------------------------------------------------------------ -------------------------------------------------------
------------------------------------------------------------------ -------------------------------------------------------
Loomis Sayles Global Markets Portfolio
------------------------------------------------------------------ -------------------------------------------------------

         The following chart describes the targeted allocation, as of August 8, 2008, among the equity Underlying Portfolios, fixed income Underlying Portfolios and cash/money market securities Underlying Portfolios. You should note that these percentages do not directly correspond to investments in the Underlying Portfolios since each Underlying Portfolio may contain one or more asset classes (e.g. equity and fixed income) and each Underlying Portfolio may contain various sub-sets of an asset class (e.g. small cap, mid cap equity and international securities).


---------------------------------------------------------------- ----------------- ----------------- -----------------
                                                                    Growth and       Conservative    Strategic Growth
                          Asset Class                                 Income            Growth            ---
                                                                        ---               ---            Aggressive
                                                                     Balanced      Growth Strategy       Strategy
                                                                     Strategy
---------------------------------------------------------------- ----------------- ----------------- -----------------
---------------------------------------------------------------- ----------------- ----------------- -----------------
Equity Underlying Portfolios                                           65%               85%               100%
---------------------------------------------------------------- ----------------- ----------------- -----------------
---------------------------------------------------------------- ----------------- ----------------- -----------------
    International                                                      16%               21%               24%
    Large Cap                                                          31%               40%               45%
    Mid Cap                                                            11%               15%               17%
    Small Cap                                                           7%                9%                9%
---------------------------------------------------------------- ----------------- ----------------- -----------------
---------------------------------------------------------------- ----------------- ----------------- -----------------
Fixed Income Underlying Portfolios                                     35%               15%                0%
---------------------------------------------------------------- ----------------- ----------------- -----------------
---------------------------------------------------------------- ----------------- ----------------- -----------------
    Investment Grade                                                   21%                7%                0%
    High Yield                                                          6%                2%                0%
    Foreign Fixed Income                                                3%                1%                0%
---------------------------------------------------------------- ----------------- ----------------- -----------------
---------------------------------------------------------------- ----------------- ----------------- -----------------
Cash/Money Market Securities*                                           5%                5%                5%
---------------------------------------------------------------- ----------------- ----------------- -----------------

* Through holdings-based analysis, the Manager typically will achieve the targeted allocation to cash held or money market securities purchased in Underlying Portfolios in which the Portfolios invest.

                        --------------------------

         The investment objective of each Selling Portfolio is identical or substantially similar to, and the investment strategies of each Selling Portfolio are substantially similar or similar to, those of the corresponding Acquiring Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees and without shareholder approval.

         Each Portfolio seeks to achieve its investment objective by investing in Class A shares of a diversified group of Underlying Portfolios in accordance with the targeted allocations that are presented in the chart above. The following tables summarize the investment objectives and other principal investment strategies of the Selling Portfolios and the Acquiring Portfolios as set forth in their respective Prospectuses and Statement of Additional Information.

Growth and Income and Balanced Strategy

   ----------------------------------------------------------------------------
   Investment Objectives

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Growth and Income--Both growth of capital and income where growth of capital takes precedence over income.

   Balanced Strategy--A balance between a high level of current income and growth of capital with a greater emphasis on growth of capital.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Principal Investment Strategies
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Growth and Income and Balanced Strategy

   Each Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities, which may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

   Each Portfolio seeks to achieve current income through its investments in Underlying Portfolios that invest primarily in fixed income securities, which may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers.

   Each Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds, commonly referred to as "junk bonds."

 ------------------------------------------------------------------------------

Conservative Growth and Growth Strategy

   ----------------------------------------------------------------------------
   Investment Objectives
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Conservative Growth--Primarily growth of capital with a level of risk expected to be less than that of an investor fully invested in stocks.

   Growth Strategy--Growth of capital.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Principal Investment Strategies
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Conservative Growth only

   The Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities, which may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

   The Portfolio seeks to reduce equity risk through its investments in Underlying Portfolios that invest primarily in fixed income securities, which may include Underlying Portfolios that invest exclusively in bonds of U.S. issuers.

   The Portfolio may invest in Underlying Portfolios that invest in U.S. and foreign investment-grade securities, as well as Underlying Portfolios that invest in high-yield, high-risk bonds.

   Growth Strategy only

   The Portfolio seeks to achieve capital growth primarily through its investments in Underlying Portfolios that invest primarily in equity securities, which may include Underlying Portfolios that invest mainly in stocks of large established U.S. companies as well, to a lesser extent, in stocks of foreign companies and smaller U.S. companies with above-average growth potential.

   The Portfolio seeks to achieve capital growth secondarily through its investments in Underlying Portfolios that invest primarily in fixed income securities.

   The Portfolio may invest in Underlying Portfolios that invest substantially all of their assets in U.S. government securities as well as Underlying Portfolios that invest in investment grade and high yield, high risk bonds.
   ----------------------------------------------------------------------------






Strategic Growth and Aggressive Strategy

   ----------------------------------------------------------------------------
   Investment Objectives

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Strategic Growth and Aggressive Growth--Growth of capital.

   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Principal Investment Strategies
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Strategic Growth and Aggressive Growth

   Each Portfolio seeks to achieve capital growth through its investments in Underlying Portfolios that invest primarily in equity securities, which may include Underlying Portfolios that invest mainly in stock of large established U.S. companies, as well, to a lesser extent, in stocks of foreign companies and small U.S. companies with above-average growth potential.
   ----------------------------------------------------------------------------


                           --------------------------

         There are direct and indirect risks associated with an investment in a Portfolio. The direct risks include performance risk and non-diversification risk. In addition to these direct risks, each Portfolio is indirectly subject to the risks associated with an investment in the Underlying Portfolios.

         Each Portfolio, with the exception of Strategic Growth and Aggressive Strategy, invests a portion of its assets in Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed-income securities. In addition, the Underlying Portfolios in which Strategic Growth and Aggressive Strategy may invest may themselves own fixed-income securities. Consequently, each Portfolio is indirectly subject to risks associated with investments in both equity securities and fixed-income securities. The particular risks a Portfolio is subject to depends primarily on its allocation between equity and fixed-income securities and among the sub-classes of these two asset classes. Because each Selling Portfolio and the corresponding Acquiring Portfolio have the same target asset allocations and allocations to Underlying Portfolios, they are subject to identical indirect risks. The principal indirect risks of investments in the Portfolios are listed in the table below. For a detailed discussion of the Portfolios' direct and indirect risks, see the section entitled "Risks" below.



------------------------------------------- -------------------------------------- --------------------------------------
                                                  Indirect Risks Associated              Indirect Risks Associated
                                                   with an Investment in a              with an Investment in an
                                                       Selling  Portfolio                         Acquiring Portfolio
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------

Market Risk                                                   X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Investment Style Risk                                         X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Market Capitalization Risk                                    X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Foreign Investment Risk                                       X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Interest Rate Risk                                            X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Credit Risk                                                   X                                      X
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
High Yield Debt Security Risk                               X(1)                                   X(1)
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Mortgage-Related Securities                                 X(1)                                   X(1)
   Risk
------------------------------------------- -------------------------------------- --------------------------------------
------------------------------------------- -------------------------------------- --------------------------------------
Derivatives Risk                                            X(2)                                   X(2)
------------------------------------------- -------------------------------------- --------------------------------------
(1) Excluding Strategic Growth and Aggressive Strategy.
(2) Excluding Conservative Growth, Strategic Growth, Growth Strategy and
Aggressive Strategy.


         Under adverse market or economic conditions, each Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Manager may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.


         The Underlying Portfolios in which the Selling Portfolios and Acquiring Portfolios may invest have other investment policies, practices and restrictions which, together with their related risks, are set forth in the Prospectuses and Statement of Additional Information of the Underlying Portfolios.

How do the Portfolios' fees and expenses compare?

         Each Selling Portfolio offers one class of shares (Class B). Each Acquiring Portfolio offers two classes of shares (Class A and Class B). Only the Acquiring Portfolios' Class B shares are involved in the Reorganizations. You will not pay any initial or deferred sales charge in connection with the Reorganizations.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The information for "Balanced Strategy (Pro Forma)," "Growth Strategy (Pro Forma)" and "Aggressive Strategy (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganizations take place.

         The amounts for the Class B shares of the Selling Portfolios set forth in the following tables and in the examples are based on the expenses for the Portfolios for the twelve-month period ended June 30, 2008, as adjusted to assume that current contractual fees and expenses were in effect for the entire period. The amounts for the Class B shares of the Acquiring Portfolios set forth in the following tables and in the examples are based on the expenses for the Portfolios for the twelve-month period ended June 30, 2008. The amounts for Class B shares of Balanced Strategy (Pro Forma), Growth Strategy (Pro Forma) and Aggressive Strategy (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of the Acquiring Portfolios would have been for the current fiscal year, had the Reorganizations taken place as of July 1, 2007.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



Growth and Income and Balanced Strategy

Annual Portfolio  Operating  Expenses (expenses that are deducted from Portfolio assets)
--------------------------------------------------------------------------------

        ------------------------------------ -------------------- ---------------------- ----------------------
                                                                                          Balanced Strategy
                                              Growth and Income     Balanced Strategy         (Pro Forma)
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
                                                   Class B               Class B                Class B
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Management Fees                             0.10%                 0.06%                  0.06%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        12b-1 Fees                                  0.25%                 0.25%                  0.25%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Other Expenses                              0.04%                 0.00%                  0.00%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Acquired Fund Fees and
           Expenses (Net Expenses
           of Underlying
           Portfolios)*                             0.78%                 0.69%                  0.69%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Total Annual Portfolio
           Operating Expenses
           and Acquired Fund Fees
           and Expenses**                           1.17%                 1.00%                  1.00%
        ------------------------------------ -------------------- ---------------------- ----------------------
*    As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. With respect to Growth and Income, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007. With respect to Balanced Strategy, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the
     Underlying Portfolios after expense waivers allocated to the Portfolio at
     December 31, 2007.

** The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class
     B shares of Growth and Income will not exceed 0.40%, for the period ended
     April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Conservative Growth and Growth Strategy

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

         -----------------------------------------------------------------------

        ------------------------------------ -------------------- ---------------------- ----------------------
                                                                                                Growth
                                             Conservative Growth         Growth                Strategy
                                                                        Strategy              (Pro Forma)
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
                                                   Class B               Class B                Class B
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Management Fees                             0.10%                 0.06%                  0.06%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        12b-1 Fees                                  0.25%                 0.25%                  0.25%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Other Expenses                              0.04%                 0.00%                  0.00%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Acquired Fund Fees and
           Expenses (Net Expenses
          of Underlying
           Portfolios)*                             0.74%                 0.72%                  0.72%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Total Annual Portfolio
           Operating Expenses
           and Acquired Fund Fees
           and Expenses**                           1.13%                 1.03%                  1.03%
        ------------------------------------ -------------------- ---------------------- ----------------------
*    As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. With respect to Conservative Growth, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007. With respect to Growth Strategy, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the
     Underlying Portfolios after expense waivers allocated to the Portfolio at
     December 31, 2007.

** The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class
     B shares of Conservative Growth will not exceed 0.40%, for the period ended
     April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.


Strategic Growth and Aggressive Strategy

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

         -----------------------------------------------------------------------

        ------------------------------------ -------------------- ---------------------- ----------------------
                                                                                         Aggressive Strategy
                                              Strategic Growth     Aggressive Strategy        (Pro Forma)
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
                                                   Class B               Class B                Class B
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Management Fees                             0.10%                 0.09%                  0.09%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        12b-1 Fees                                  0.25%                 0.25%                  0.25%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Other Expenses                              0.08%                 0.02%                  0.01%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Acquired Fund Fees and
           Expenses (Net Expenses                   0.68%                 0.72%                  0.72%
          of Underlying
           Portfolios)*
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Total Annual Portfolio
           Operating Expenses
           and Acquired Fund Fees                   1.11%                 1.08%                  1.07%
           and Expenses Before
           Expense Waiver
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Contractual Expense
           Waiver**                                 0.03%                 0.01%                  0.00%
        ------------------------------------ -------------------- ---------------------- ----------------------
        ------------------------------------ -------------------- ---------------------- ----------------------
        Total Annual Portfolio
           Operating Expenses
           and Acquired Fund Fees
           and Expenses After
           Expense Waiver                           1.08%                 1.07%                  1.07%
        ------------------------------------ -------------------- ---------------------- ----------------------
*    As an investor in an Underlying Portfolio, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying Portfolio, including the management fee. With respect to Strategic Growth, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the Underlying Portfolios after expense waivers for the year ended December 31, 2007, according to the Portfolio's investment in such Underlying Portfolios as of December 31, 2007. With respect to Aggressive Strategy, the expenses of the Underlying Portfolios are based upon the weighted average of the total operating expenses of the
     Underlying Portfolios after expense waivers allocated to the Portfolio at
     December 31, 2007.

** The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total direct Annual Portfolio Operating Expenses for the Class
     B shares of Strategic Growth and Class B shares of Aggressive Strategy will not exceed 0.40% and 0.35%, respectively, for the period ended April 30, 2009 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.





                               --------------------------


     The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in a Selling Portfolio versus the corresponding Acquiring Portfolio and the corresponding Acquiring Portfolio on a pro forma basis, which assumes the applicable Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same but that no expense limitations are in effect for any periods. The examples are for illustration only, and your actual costs may be higher or lower.


         THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



Growth and Income and Balanced Strategy

         Examples of Portfolio Expenses

------------------------- --------------------------------------------------------------------------------------------
                                                               Growth and Income
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $120                    $374                   $647                  $1,427
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                               Balanced Strategy
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $103                    $320                   $555                  $1,229
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                         Balanced Strategy (Pro Forma)
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $103                    $320                   $555                  $1,229
------------------------- ---------------------- ----------------------- ---------------------- ----------------------




Conservative Growth and Growth Strategy

         Examples of Portfolio Expenses

------------------------- --------------------------------------------------------------------------------------------
                                                              Conservative Growth
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $116                    $361                   $625                  $1,380
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                                Growth Strategy
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $106                    $329                   $571                  $1,264
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                          Growth Strategy (Pro Forma)
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $106                    $329                   $571                  $1,264
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


Strategic Growth and Aggressive Strategy

         Examples of Portfolio Expenses

------------------------- --------------------------------------------------------------------------------------------
                                                               Strategic Growth
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

Class B                           $114                    $355                   $615                  $1,357
------------------------- ---------------------- ----------------------- ---------------------- ----------------------



------------------------- --------------------------------------------------------------------------------------------
                                                              Aggressive Strategy
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $110                    $345                   $598                  $1,323
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                        Aggressive Strategy (Pro Forma)
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class B                           $110                    $342                   $593                  $1,311
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


How do the Portfolios' performance records compare?

         The following charts show how each Portfolio has performed in the past. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)

         The charts below show the percentage gain or loss for the Class B shares of each Portfolio in each calendar year since its inception. Effective August 8, 2008, Met Investors Advisory, LLC began managing the Selling Portfolios on a day-to-day basis. Investment performance prior to that date is attributable to the Selling Portfolios' former investment sub-adviser.

     These charts should give you a general idea of the risks of investing in each Portfolio by showing how each Portfolio's return has varied from year-to-year. These charts include the effects of each Portfolio's expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

Growth and Income and Balanced Strategy

                                Growth and Income

                                  ------------
                                     6.42%



                                      07
                                   ------------
                           High Quarter:  2nd - 2007 +2.88%
                           Low Quarter:  4th - 2007   -0.83%





                                Balanced Strategy

                      ------------ ------------ ---------
                           7.12%      11.98%     4.88%



                             05         06         07
                      ------------ ------------ ---------
                          High Quarter:  4th - 2006 +5.56 %
                          Low Quarter:  4th - 2007   -1.95%


Conservative Growth and Growth Strategy

                               Conservative Growth

                                  ------------
                                      7.94%



                                       07
                                  ------------
                         High Quarter: 2nd - 2007 +4.85%
                         Low Quarter: 4th - 2007 -0.98%


                                 Growth Strategy

                      ------------ ------------ ---------
                          9.12%      13.59%       4.70%



                           05          06          07
                      ------------ ------------ ---------
                         High Quarter: 4th - 2006 +6.72%
                         Low Quarter: 4th - 2007 -2.73%



Strategic Growth and Aggressive Strategy

                                Strategic Growth

                                  ------------
                                      8.79%



                                       07
                                  ------------
                         High Quarter: 2nd - 2007 +6.54%
                         Low Quarter: 4th - 2007 -1.70%





                               Aggressive Strategy

                      ------------- ----------- ----------
                         10.38%       13.64%       2.89%


                           05           06          07
                      ------------- ----------- ----------
                         High Quarter: 4th - 2006 +7.15%
                         Low Quarter: 4th - 2007 -3.68%

         Average Annual Total Return (for the period ended 12/31/07)

         The next set of tables lists the average annual total return of the Class B shares of each Portfolio for the past one-year period and since inception (through December 31, 2007). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.


Growth and Income and Balanced Strategy

--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Growth and Income                          1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     6.42%            8.01%              11/1/06
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Moderate
   Portfolio Index                          8.02%            9.43%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Growth and Income Blended
   Index                                    5.64%            7.05%*
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/06.

--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Balanced Strategy                          1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     4.88%            8.94%              11/4/04
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Moderate
   Portfolio Index                          8.02%           10.87%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Balanced Strategy Blended
   Index                                    6.70%           10.23%*
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/04.

         The Dow Jones Moderate Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. The Growth and Income Blended Index is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500 Index, 15% S&P Mid Cap 400 Index, 5% S&P Small Cap 600 Index, 10% MSCI EAFE Index and 5% Dow Jones Wilshire REIT Index. The Balanced Strategy Blended Index is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.



Conservative Growth and Growth Strategy

--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Conservative Growth                        1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     7.94%            9.95%              11/1/06
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Moderately
   Aggressive Portfolio Index               8.33%           10.62%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Conservative Growth
   Blended Index                            6.74%            8.54%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Wilshire 5000 Equity Index                  5.62%            7.89%*
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/06.

--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Growth Strategy                            1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     4.70%            10.72%             11/4/04
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Moderately                        8.33%           13.44%*
   Aggressive Portfolio Index
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Growth Strategy Blended                     6.71%           11.94%*
   Index
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/04.

         The Dow Jones Moderately Aggressive Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. The Conservative Growth Blended Index is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500 Index, 15%
S&P Mid Cap 400 Index, 7% S&P Small Cap 600 Index and 15% MSCI EAFE Index. The
Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Growth Strategy Blended
Index is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers
Universal Index, 17% Morgan Stanley Capital International Europe Australasia and
Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

Strategic Growth and Aggressive Strategy

--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Strategic Growth                           1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     8.79%            11.40%             11/1/06
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Aggressive
  Portfolio Index                           8.66%           11.74%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Strategic Growth Blended
   Index                                    6.49%            8.93%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Wilshire 5000 Equity Index                  5.62%            7.89%*
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/06.



--------------------------------------- -------------- ------------------- -------------------
                                                        Since Inception      Inception Date
Aggressive Strategy                        1 Year
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class B                                     2.89%            10.80%             11/4/04
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Dow Jones Aggressive
   Portfolio Index                          8.66%           15.85%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Aggressive Strategy
   Blended Index                            6.71%           12.80%*
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Wilshire 5000 Equity Index                  5.62%           11.47%*
--------------------------------------- -------------- ------------------- -------------------
          * Index performance is from 10/31/04.

         The Dow Jones Aggressive Portfolio Index is an unmanaged index designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. The Strategic Growth Blended Index is comprised of 55% S&P 500 Index, 15% S&P Mid Cap 400 Index, 10% S&P Small Cap 600 Index and 20% MSCI EAFE Index. The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Aggressive Strategy Blended Index is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.


                           --------------------------

         For a detailed discussion of the manner of calculating total return, please see the Portfolios' Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about each Acquiring Portfolio is also contained in management's discussion of the Acquiring Portfolio's performance which appears in the most recent Annual Report and Semi-Annual Report of the Trust relating to the Acquiring Portfolio.

Who will be the investment adviser of my Portfolio after the Reorganizations? What will the management fees be after the Reorganizations?

         Management of the Portfolios

         The overall management of the Selling Portfolios and of the Acquiring Portfolios is the responsibility of, and is supervised by, the Board of Trustees of the Trust.

         The Manager

         Met Investors Advisory, LLC (previously defined as the Manager) is responsible for the general management and administration of the Trust and the Portfolios. In addition to its managerial responsibilities, the Manager also is responsible for determining the asset allocation range for the Portfolios and ensuring that the allocations are consistent with the guidelines that have been approved by the Board of Trustees. Within the asset allocation range for the Portfolios, the Manager will periodically establish specific percentage targets for each asset class and each Underlying Portfolio to be held by the Portfolios based on the investment objectives and policies of the Underlying Portfolios, the Manager's investment process as well as its outlook for the economy, financial markets and relative market valuation of each Underlying Portfolio.

         Facts about the Manager:

         ---------------------------------------------------------------------

          o    The Manager is an affiliate of MetLife.

          o The Manager manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $37.1 billion as of June 30, 2008.

          o The Manager is located at 5 Park Plaza, Suite 1900, Irvine, California 92614.
               ----------------------------------------------------------------

         Portfolio Management

     The Portfolios are managed by an Investment Committee composed of Elizabeth
M. Forget, Alan C. Leland, Jr., CFA, Thomas C. McDevitt, CIMA, Darrel A. Olson, CFA and Jeffrey L. Bernier, CIMA.

     Ms. Forget, chair of the Committee, has been President of the Manager since December 2000, has been President and Trustee of Met Investors Series Trust since December 2000, has been a Senior Vice President of MetLife, Inc. since May 2007, has been President of MetLife Advisers, LLC since May 2006 and has been Trustee of Metropolitan Series Fund, Inc. since August 2006.

         Mr. Leland, CFA, Vice President of the Manager, joined MetLife in 1974. Prior to becoming Vice President of Metropolitan Life Insurance Company in the Annuity Product Management business unit and Chief Financial Officer of MetLife Advisers, LLC, he worked in both MetLife's Investment Department and Group Pension Department.

         Mr. McDevitt, CIMA, Vice President of the Manager, also is a Vice President of MetLife Advisers, LLC and is primarily responsible for the oversight of the investment functions of Metropolitan Series Fund, Inc.'s subadvisers and performance analyses of Metropolitan Series Fund, Inc.'s portfolios. Mr. McDevitt joined Metropolitan Life Insurance Company in 1980 and was responsible for the development, marketing and servicing of an asset allocation and investment advisory service for group pension clients.

         Mr. Olson, CFA, Vice President of the Manager, has been with Metropolitan Life Insurance Company for over 25 years and is a Director in the Investments Department. Currently, Mr. Olson manages the assets under MetLife's Employee Benefit Plans. In addition, Mr. Olson serves as Chief of Staff for a review board that oversees all of MetLife's use of unaffiliated managers.

         Mr. Bernier, CIMA, joined Metropolitan Life Insurance Company in December 2007. He has been a Vice President of Metropolitan Life Insurance Company and a Vice President of the Manager since 2008. From July 2004 to December 2007 Mr. Bernier was a Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services. From May 2000 to December 2001 Mr. Bernier was an Assistant Vice President in the Corporate and Investment Banking division of Wachovia Securities.

         The Manager has hired an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Acquiring Portfolios and to investments in the Underlying Portfolios, which may assist the Manager in determining the Underlying Portfolios which may be available for investment and with the selection of and allocation of each Portfolio's investments among the Underlying Portfolios. The Manager is responsible for paying the consulting fees.

         Management Fees

         For its management and supervision of the daily business affairs of the Acquiring Portfolios, the Manager is entitled to receive a monthly fee at an annual rate of 0.10% of first $500 million of each Acquiring Portfolio's average daily net assets plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion.

         Expense Limitation Agreement

         In the interest of limiting expenses of Aggressive Strategy until April 30, 2009, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total direct annual operating expenses of Aggressive Strategy other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of Aggressive Strategy's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to 0.35% of daily net assets for Class B shares of Aggressive Strategy.

         Aggressive Strategy may at a later date reimburse the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the then existing percentage limit. Consequently, no reimbursement by Aggressive Strategy will be made unless the Portfolio's total annual expense ratio is less than the respective percentages stated above.

         The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to Aggressive Strategy during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

What will be the primary federal tax consequences of the Reorganizations?

         Prior to or at the completion of a Reorganization, the applicable Selling Portfolio and the corresponding Acquiring Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that, while the matter is not entirely free from doubt, no gain or loss will be recognized by the Selling Portfolio or its Record Holders for federal income tax purposes as a result of receiving shares of the corresponding Acquiring Portfolio in connection with the Reorganization. The holding period and aggregate tax basis of the shares of an Acquiring Portfolio that are received by the Record Holders of the corresponding Selling Portfolio will be the same as the holding period and aggregate tax basis of the shares of the Selling Portfolio previously held by such Record Holders, provided that such shares of the Selling Portfolio are held as capital assets. In addition, the holding period and tax basis of the assets of a Selling Portfolio in the hands of the corresponding Acquiring Portfolio as a result of a Reorganization will be the same as in the hands of the Selling Portfolio immediately prior to the Reorganization, and no gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the corresponding Selling Portfolio in exchange for shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of the Selling Portfolio's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization.

                                  RISKS

Are the risk factors for the Portfolios similar?

         Yes. The risk factors are identical due to the identical or substantially similar investment objectives, substantially similar or similar investment strategies, same target asset allocations and same risk profiles of each Selling Portfolio and the corresponding Acquiring Portfolio. The risks of each Acquiring Portfolio are described in greater detail in the Acquiring Portfolios' Prospectus.

What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain direct and indirect risks. There is no assurance that investment performance of a Portfolio will be positive or that a Portfolio will meet its investment objective. Loss of money is a risk of investing in a Portfolio. The following tables and discussions highlight the primary direct and indirect risks associated with an investment in each Portfolio.

Direct Risks of an Investment in a Portfolio

         Performance Risk - Each of the Portfolios is subject to performance risk because each Portfolio invests substantially all of its assets in Underlying Portfolios.

         Because substantially all of the assets of each Portfolio is invested in Underlying Portfolios, the investment performance of each Portfolio is directly related to the investment performance of the Underlying Portfolios held by the Portfolio. The ability of each Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Portfolios and the ability of an Underlying Portfolio to meet its own investment objective. It is possible that an Underlying Portfolio will fail to execute its investment strategies effectively. As a result, an Underlying Portfolio may not meet its investment objective, which would affect a Portfolio's investment performance. There can be no assurance that the investment objective of any Portfolio or any Underlying Portfolio will be achieved.

         Non-Diversification Risk - Each of the Portfolios is subject to non-diversification risk because each Portfolio may invest its assets in a small number of issuers.

         Because each Portfolio is non-diversified, each Portfolio can invest its assets in a small number of issuers. As a result, each Portfolio is more susceptible to any single economic, political or regulatory event affecting those issues than is a diversified portfolio. This risk is limited because each Portfolio invests its assets in the Underlying Portfolios, each of which generally has diversified holdings.



Indirect Risks of an Investment in a Portfolio

------------------------------------------------ -------------------------------------------------------------------------------
Portfolio                                        Each of the Portfolios may be subject to Market Risk.
---------
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Growth and Income                                Normally invests in accordance with targeted allocation of 65% to equity
                                                 Underlying Portfolios.
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Balanced Strategy                                Normally invests in accordance with targeted allocation of 65% to equity securities.
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Conservative Growth                              Normally invests in accordance with targeted allocation of 80% to equity
                                                 Underlying Portfolios.
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Growth Strategy                                  Normally invests in accordance with targeted allocation of 85% to equity securities.
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------

------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Strategic Growth                                 Normally invests in accordance with targeted allocation of 100% to equity
                                                 Underlying Portfolios.
------------------------------------------------ -------------------------------------------------------------------------------
------------------------------------------------ -------------------------------------------------------------------------------
Aggressive Strategy                              Normally invests in accordance with targeted allocation of 100% to equity securities.
------------------------------------------------ -------------------------------------------------------------------------------

         An Underlying Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by an Underlying Portfolio's adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. An Underlying Portfolio could also miss attractive investment opportunities if its adviser underweights fixed-income markets or industries where there are significant returns, and could lose value if the adviser overweights fixed-income markets or industries where there are significant declines.

         Investment Style Risk - Each of the Portfolios may be subject to investment style risk because each Portfolio may invest in Underlying Portfolios that emphasize one or more investment styles such as growth or value investing.

         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. An Underlying Portfolio may outperform or underperform other funds that employ a different investment style. An Underlying Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

         Market Capitalization Risk - Each of the Portfolios may be subject to market capitalization risk because each Portfolio invests in large cap, small cap and mid cap Underlying Portfolios.

         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing an Underlying Portfolio that invests in these companies to increase in value more rapidly than an Underlying Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, dependency on a few key personnel for management compared to companies with greater financial resources, and a more limited trading market for their stocks as compared with larger companies.

         In addition, securities of these companies are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies and an Underlying Portfolio may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies.

         Foreign Investment Risk - Each of the Portfolios may be subject to foreign investment risk because each Portfolio invests in Underlying Portfolios that invest in foreign securities.

         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

          o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

          o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

          o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

          o Foreign markets may be less liquid and more volatile than U.S. markets.

          o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

          o    Costs  of  buying,   selling  and  holding  foreign   securities,
               including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         Investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks to investors.

------------------------- ----------------------------------------
Portfolio                 Each of the Portfolios may be
                          subject to Interest Rate Risk.
------------------------- ----------------------------------------
------------------------- ----------------------------------------
Growth and Income         Normally invests in accordance with
                          targeted allocation of 35% to fixed
                          income Underlying Portfolios.
------------------------- ----------------------------------------
------------------------- ----------------------------------------
Balanced Strategy         Normally invests in accordance with
                          targeted allocation of 35% to fixed
                          income securities.
------------------------- ----------------------------------------
------------------------- ----------------------------------------

------------------------- ----------------------------------------
------------------------- ----------------------------------------
Conservative Growth       Normally invests in accordance with
                          targeted allocation of 20% to fixed
                          income Underlying Portfolios.
------------------------- ----------------------------------------
------------------------- ----------------------------------------
Growth Strategy           Normally invests in accordance with
                          targeted allocation of 15% to fixed
                          income securities.
------------------------- ----------------------------------------
------------------------- ----------------------------------------

------------------------- ----------------------------------------
------------------------- ----------------------------------------
Strategic Growth          The Portfolio may invest in
                          Underlying Portfolios that
                          invest in fixed income securities.
------------------------- ----------------------------------------
------------------------- ----------------------------------------
Aggressive Strategy       The Portfolio may invest in
                          Underlying Portfolios that invest in
                          fixed income securities.
------------------------- ----------------------------------------

         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If an Underlying Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of an investment in that Underlying Portfolio may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed-income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed-income securities with longer maturities will therefore be more volatile than other fixed-income securities with shorter maturities. Conversely, fixed-income securities with shorter maturities will be less volatile but generally provide lower returns than fixed-income securities with longer maturities. The average maturity and duration of an Underlying Portfolio's fixed-income investments will affect the volatility of that Underlying Portfolio's share price.





--------------------------------- -------------------------------------------
Portfolio                         Each of the Portfolios may be subject to
                                  Credit Risk.

--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Growth and Income                 Normally  invests in accordance with
                                  targeted allocation of 35% to fixed
                                  income Underlying Portfolios.
--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Balanced Strategy                 Normally invests in accordance with
                                  targeted allocation of 35% to fixed
                                  income securities.
--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------

--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Conservative Growth               Normally invests in accordance with
                                  targeted allocation of 20% to fixed
                                  income Underlying Portfolios.
--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Growth Strategy                   Normally invests in accordance with
                                  targeted allocation of 15% to fixed
                                  income securities.
--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------

--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Strategic Growth                  The Portfolio may invest in
                                  Underlying Portfolios that
                                  invest in fixed income securities.
--------------------------------- -------------------------------------------
--------------------------------- -------------------------------------------
Aggressive Strategy               The Portfolio may invest in
                                  Underlying Portfolios that
                                  invest in fixed income securities.
--------------------------------- -------------------------------------------

         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If an Underlying Portfolio invests in debt securities, the value of an investment in that Underlying Portfolio may be adversely affected when an issuer fails to pay an obligation on a timely basis. An Underlying Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Underlying Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

         High Yield Debt Security Risk - With the exception of Strategic Growth and Aggressive Strategy, each of the Portfolios may be subject to high yield debt security risk because each Portfolio may invest in Underlying Portfolios that invest in high-yield, high-risk bonds.

         High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. An Underlying Portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, an Underlying Portfolio's adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

         You should understand that high-yield securities are not generally meant for short-term investing. When an Underlying Portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

         Mortgage-Related Securities Risk - With the exception of Strategic Growth and Aggressive Strategy, each of the Portfolios may be subject to mortgage-related securities risk because each Portfolio may invest in Underlying Portfolios that invest in mortgage-related securities.

         Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that an Underlying Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose an Underlying Portfolio to a lower rate of return when it reinvests the principal. Further, an Underlying Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Underlying Portfolio to lose a portion of its principal investment represented by the premium the Underlying Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of an Underlying Portfolio's shares to fluctuate more.

         Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.


     Derivatives Risk - Each of the Portfolios may be subject to derivatives risk because each Portfolio may invest in Underlying Portfolios that use derivatives. Derivatives risk is a principal indirect risk of Growth and Income and Balanced Strategy.


         An Underlying Portfolio's investments in derivatives can significantly increase that Underlying Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Are there any other risks of investing in each Portfolio?

         The Underlying Portfolios may invest in various types of securities and engage in investment techniques and strategies that may or may not be the principal focus of the Underlying Portfolio. To the extent that a Portfolio invests its assets in an Underlying Portfolio, that Portfolio is indirectly subject to the risks associated with an investment in the Underlying Portfolio.

         For more information about the risks associated with an investment in an Acquiring Portfolio and the Underlying Portfolios in which an Acquiring Portfolio may invest, please see the Acquiring Portfolios' and Underlying Portfolios' respective Prospectuses.

                          INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

     Due to the recent resignation of the Selling Portfolios' investment sub-adviser, the Manager now manages two sets of asset allocation portfolios that have the same asset allocation targets and allocations to underlying portfolios. Each Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that have been unable to accumulate significant assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a regular meeting held on August 6, 2008, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganizations; they determined that each Reorganization was in the best interests of shareholders of the applicable Selling Portfolio, and that the interests of existing shareholders of each Selling Portfolio will not be diluted as a result of the transactions contemplated by the applicable Reorganization.

     Before approving the Plans, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganizations. The Trustees noted that each Acquiring Portfolio's total operating expenses after fee waivers and expense reimbursements, if any, are lower than those of the corresponding Selling Portfolio also after fee waivers and expense reimbursements and that potential economies of scale that might result from a Reorganization could reduce the applicable Acquiring Portfolio's total operating expenses. The Trustees considered the underperformance of each Aquiring Portfolio for the twelve-month period ended December 31, 2007 relative to that of the corresponding Selling Portfolio for the same period, noting that the underperformance was attributable to the significant underperformance of several Underlying Portfolios in which the Acquiring Portfolios invested. The Trustees further noted that the underperformance of certain Underlying Portfolios in which the Acquiring Portfolios invested was attributable to their underweighting the energy sector and their overweighting the financial services sector.

         The Trustees considered the relative asset size of each Portfolio, including the benefits of each Selling Portfolio joining with a larger combined entity. As of June 30, 2008, each Selling Portfolio's assets were significantly less than those of the corresponding Acquiring Portfolio.

         In addition, the Trustees considered, among other things:

          o    the terms and conditions of each Reorganization;

          o the fact that the Reorganizations would not result in the dilution of shareholders' interests;

          o the effect of each Reorganization on the Contract Owners and the value of their Contracts;

          o    the  fact  that  each  Selling  Portfolio  and the  corresponding
               Acquiring Portfolio have identical or substantially similar investment objectives and substantially similar or similar principal investment strategies;

          o the fact that, with respect to the Reorganizations involving Growth and Income and Conservative Growth, each Selling Portfolio will bear its proportionate share of the costs of the Meeting, this proxy solicitation and any adjourned session, and these costs are less than the one year of savings to the applicable Selling Portfolio's shareholders due to the operational efficiencies as a result of the applicable Reorganization;

          o the fact that, with respect to the Reorganization involving Strategic Growth, MetLife or one of its affiliates will bear the expenses incurred by the Strategic Growth and Aggressive Strategy in connection with the Reorganization and that no portion of the expenses will be borne directly or indirectly by Strategic Growth, Aggressive Strategy or their respective shareholders;

          o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's annuity products and to employee benefit plans;

          o the fact that each Acquiring Portfolio will assume all of the liabilities of the corresponding Selling Portfolio;

          o the fact that each Reorganization is expected to be a tax free transaction for federal income tax purposes; and

          o alternatives available to shareholders of the Selling Portfolios, including the ability to redeem their shares.

         During their consideration of the Reorganizations, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that each of the proposed Reorganizations would be in the best interests of the applicable Selling Portfolio and its shareholders. Consequently, they approved the Plans and directed that the Plans be submitted to shareholders of the respective Selling Portfolios for approval.

         The Trustees of the Trust have also approved the Plans on behalf of the Acquiring Portfolios.

Agreements and Plans of Reorganization

         The following summary is qualified in its entirety by reference to the Plans (the forms of which are attached as Exhibits A, B and C to this Prospectus/Proxy Statement).

         Each Plan provides that, with respect to the Portfolios to which it relates, all of the assets of a Selling Portfolio will be acquired by the corresponding Acquiring Portfolio in exchange for Class B shares of that Acquiring Portfolio and the assumption by that Acquiring Portfolio of all of the liabilities of the Selling Portfolio on or about November 10, 2008 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Selling Portfolio will endeavor to discharge all of its known liabilities and obligations. Each Selling Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, each Selling Portfolio will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to such Selling Portfolio's Record Holders all of the Selling Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Selling Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

         The number of full and fractional Class B shares of an Acquiring Portfolio to be received by the Record Holders of the corresponding Selling Portfolio will be determined by multiplying the outstanding shares of such Selling Portfolio by a factor which shall be computed by dividing the net asset value per share of the shares of the Selling Portfolio by the net asset value per share of the Class B shares of the corresponding Acquiring Portfolio. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for the Selling Portfolios and the Acquiring Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Acquiring Portfolios, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, each Selling Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date the full and fractional shares of the corresponding Acquiring Portfolio received by that Selling Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the applicable Selling Portfolio's Record Holders on the corresponding Acquiring Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of an Acquiring Portfolio due to the corresponding Selling Portfolio's Record Holders. All issued and outstanding shares of a Selling Portfolio will be canceled. The shares of an Acquiring Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Selling Portfolio will be terminated as a series of the Trust.

         The consummation of each Reorganization is subject to the conditions set forth in the applicable Plan, including approval, as applicable, by each Selling Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of a Selling Portfolio's shareholders, a Plan may be terminated (a) by the mutual agreement of that Selling Portfolio and the corresponding Acquiring Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         If a Reorganization is not consummated, MetLife or one of its affiliates will pay the expenses incurred by the applicable Selling Portfolio and the corresponding Acquiring Portfolio in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by the Selling Portfolios, the Acquiring Portfolios or their respective shareholders.

         If a Selling Portfolio's shareholders do not approve the applicable Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         For the purposes of this "Federal Income Tax Consequences" section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of the Selling Portfolios. Each Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of a Reorganization. As a condition to the closing of a Reorganization, each Acquiring Portfolio and the corresponding Selling Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

(1) The transfer of all of the assets of a Selling Portfolio solely in exchange for shares of the corresponding Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio followed by the distribution of the Acquiring Portfolio's shares to the Record Holders of the Selling Portfolio in dissolution and liquidation of such Selling Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Acquiring Portfolio and Selling Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by an Acquiring Portfolio upon the receipt of the assets of the corresponding Selling Portfolio solely in exchange for the shares of the Acquiring Portfolio and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio;

(3) No gain or loss will be recognized by a Selling Portfolio on the transfer of its assets to the corresponding Acquiring Portfolio in exchange for such Acquiring Portfolio's shares and the assumption by that Acquiring Portfolio of the liabilities of the Selling Portfolio or upon the distribution (whether actual or constructive) of the Acquiring Portfolio's shares to the Selling Portfolio's Record Holders in exchange for their shares of the Selling Portfolio;

(4) No gain or loss will be recognized by a Selling Portfolio's Record Holders upon the exchange of their shares of the Selling Portfolio for shares of the corresponding Acquiring Portfolio in liquidation of the Selling Portfolio;

(5) The aggregate tax basis of the shares of an Acquiring Portfolio received by each Record Holder of the corresponding Selling Portfolio pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of the Selling Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Portfolio received by each Record Holder of the Selling Portfolio will include the period during which the shares of the Selling Portfolio exchanged therefor were held (provided that the shares of the Selling Portfolio were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of a Selling Portfolio acquired by the corresponding Acquiring Portfolio will be the same as the tax basis of such assets to the Selling Portfolio immediately prior to a Reorganization, and the holding period of such assets in the hands of the Acquiring Portfolio will include the period during which the assets were held by the Selling Portfolio; and

(7) An Acquiring Portfolio will succeed to and take into account capital loss carryovers, if any, of the corresponding Selling Portfolio described in Section 381(c) of the Code. The Acquiring Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of the applicable Selling Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its Selling Portfolio shares and the fair market value of the shares of the corresponding Acquiring Portfolio it received.

         An Acquiring Portfolio's utilization after a Reorganization of any pre-Reorganization losses realized by the corresponding Selling Portfolio to offset gains realized by the Acquiring Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

         The following tables sets forth the capitalization of each Selling Portfolio and the corresponding Acquiring Portfolio as of June 30, 2008, and the capitalization of the corresponding Acquiring Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

Growth and Income and Balanced Strategy

         The pro forma data reflects an exchange ratio of approximately 0.925 Class B shares of Balanced Strategy for each share of Growth and Income.



                          Capitalization of the Growth and Income, Balanced Strategy and
                                          Balanced Strategy (Pro Forma)
--------------------------- ------------------ ------------------ -------------------- -------------------
                                                                                       Balanced Strategy
                                                                                       Pro Forma (After
                                                                                        Reorganization)
                            Growth and Income  Balanced Strategy
                                                                      Adjustments
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Assets
Class A                     ---                $1,065,465                              $1,065,465
Class B                     $286,739,692       $6,356,028,409     (108,000)(a)         $6,642,660,101
Total Net Assets            $286,739,692       $6,357,093,874     (108,000)(a)         $6,643,725,566
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Asset Value Per Share
Class A                     ---                $10.54                                  $10.54
Class B                     $9.73              $10.53                                  $10.53
--------------------------- ------------------ ------------------ -------------------- -------------------
Shares Outstanding
Class A                     ---                101,085                                 101,085
Class B                     29,467,150         603,877,449        (2,224,409)(b)       631,120,190
--------------------------- ------------------ ------------------ -------------------- -------------------
Total Shares Outstanding
                            29,467,150         603,978,534        (2,224,409)(b)       631,221,275
--------------------------- ------------------ ------------------ -------------------- -------------------
                (a) Reflects merger related expenses of $108,000.

                (b) Reflects change in shares outstanding due to the issuance of Class B shares of Balanced Strategy in exchange for Class B shares of Growth and Income based upon the net asset value of Balanced Strategy's Class B shares at June 30, 2008.

Conservative Growth and Growth Strategy

         The pro forma data reflects an exchange ratio of approximately 0.902 Class B shares of Growth Strategy for each share of Conservative Growth.


                            Capitalization of Conservative Growth, Growth Strategy and
                                          Growth Strategy (Pro Forma)
--------------------------- ------------------ ------------------ -------------------- -------------------
                                                                                            Growth
                                                                                            Strategy
                                                                                       Pro Forma (After
                              Conservative      Growth Strategy                         Reorganization)
                               Growth                                 Adjustments
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Assets
Class A                     ---                $4,164,832                              $4,164,832
Class B                     $300,547,074       $7,498,013,091     (108,000)(a)         $7,798,452,165
Total Net Assets            $300,547,074       $7,502,177,923     (108,000)(a)         $7,802,616,997
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Asset Value Per Share
Class A                     ---                $10.88                                  $10.88
Class B                     $9.80              $10.86                                  $10.86
--------------------------- ------------------ ------------------ -------------------- -------------------
Shares Outstanding
Class A                     ---                382,885                                 382,885
Class B                     30,677,968         690,665,373        (2,993,640)(b)       718,349,701
--------------------------- ------------------ ------------------ -------------------- -------------------
Total Shares Outstanding
                            30,677,968         691,048,258        (2,993,640)(b)       718,732,586
--------------------------- ------------------ ------------------ -------------------- -------------------
                (a) Reflects merger related expenses of $108,000.

                (b) Reflects change in shares outstanding due to the issuance of Class B shares of Growth Strategy in exchange for Class B shares of Conservative Growth based upon the net asset value of Growth
                Strategy's Class B shares at June 30, 2008.


Strategic Growth and Aggressive Strategy

         The pro forma data reflects an exchange ratio of approximately 0.977 Class B shares of Aggressive Strategy for each share of Strategic Growth.


                            Capitalization of Strategic Growth, Aggressive Strategy and
                                       Aggressive Strategy (Pro Forma)
--------------------------- ------------------ ------------------ -------------------- -------------------
                                                                                           Aggressive
                                                                                            Strategy
                                                                                       Pro Forma (After
                            Strategic Growth      Aggressive                            Reorganization)
                                                   Strategy           Adjustments
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Assets
Class A                     ---                $353,368                                $353,368

Class B                     $140,714,100       $646,653,056            (a)             $787,367,156


Total Net Assets            $140,714,100       $647,006,424                            $787,720,524
--------------------------- ------------------ ------------------ -------------------- -------------------
Net Asset Value Per Share
Class A                     ---                $9.81                                   $9.81
Class B                     $9.58              $9.80                                   $9.80
--------------------------- ------------------ ------------------ -------------------- -------------------
Shares Outstanding
Class A                     ---                36,024                                  36,024

Class B                     14,691,221         65,956,671         (338,805)(b)         80,309,087
--------------------------- ------------------ ------------------ -------------------- -------------------
Total Shares Outstanding
                            14,691,221         65,992,695         (338,805)(b)         80,345,111
--------------------------- ------------------ ------------------ -------------------- -------------------



               (a) Merger related expenses incurred by Strategic Growth and Aggressive Strategy will be paid by MetLife or one of its affiliates.

               (b) Reflects change in shares outstanding due to the issuance of Class B shares of Aggressive Strategy in exchange for Class B shares of Strategic Growth based upon the net asset value of Aggressive Strategy's Class B shares at June 30, 2008.



                               --------------------------

         The tables set forth above should not be relied upon to reflect the number of shares to be received in a Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganizations.

Distribution of Shares

         All portfolios of the Trust mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of the Acquiring Portfolios are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. The Acquiring Portfolios may also offer shares to other separate accounts of other insurers if approved by the Board of Trustees of the Trust.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Trust's shares. MID and its affiliates distribute the Contracts, and each Acquiring Portfolio's shares underlying such Contracts, directly and through broker-dealers, banks, or other financial intermediaries.

         Each Acquiring Portfolio is authorized to issue three classes of shares: Class A, Class B and Class E. Class E shares of the Acquiring Portfolios are not currently offered. Each Selling Portfolio currently offers only one class of shares: Class B. Each Class of an Acquiring Portfolio has a distribution agreement and bears its own distribution expenses, if any.

         In the proposed Reorganizations, shareholders of a Selling Portfolio will receive Class B shares of the corresponding Acquiring Portfolio. Class B shares are sold at net asset value without any initial or deferred sales charges and are subject to distribution-related fees. A Rule 12b-1 plan has been adopted for the Class B shares of the Portfolios under which each Portfolio may pay for distribution-related expenses at an annual rate which may not exceed 0.50% of average daily net assets attributable to the Class. Payments with respect to Class B shares are currently limited to 0.25% of average daily nets assets attributable to the Class. The amount may be increased to the full plan rate for a Portfolio by the Trustees of the Trust without shareholder approval.

         In connection with the Reorganizations, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which an Acquiring Portfolio serves as an investment vehicle. More detailed descriptions of the Class B shares and the distribution arrangements applicable to this class of shares are contained in the Prospectus and Statement of Additional Information relating to the Acquiring Portfolios.

Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of a Selling Portfolio. No fee is charged by a Selling Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Each Selling Portfolio buys or sells shares at net asset value per share of such Selling Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of an Acquiring Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for an Acquiring Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts annually and not to you, the Contract Owner. These distributions are in the form of additional shares of beneficial interest and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and each Acquiring Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                   COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization

         The Trust is organized as a Delaware statutory trust and is governed by its Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, a Board of Trustees, and applicable Delaware law. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Trust's Declaration of Trust and By-Laws, without charge, upon written or oral request to the Trust at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, and is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust consist of the Portfolios and other mutual funds of various asset classes. The Trust currently offers shares of its portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company, its affiliates and qualified pension and retirement plans.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $.001 par value per share, of one or more series. The Trust's Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of each Selling Portfolio are offered in one class (Class B), and shares of each Acquiring Portfolio are currently offered in two classes (Class A and Class B). Shares of the classes of each Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust's Declaration of Trust
(a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

         The Trust on behalf of each Portfolio is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust does not currently intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

         Except when a larger quorum is required by applicable law or the Trust's governing documents, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. When a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the Trust's governing documents or applicable law, including the 1940 Act). A Trustee of the Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Trust's Declaration of Trust, each whole share of beneficial interest of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote.

         The Trust's Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

         In the event of the liquidation of the Trust, a Portfolio, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Portfolio or attributable to the class over the liabilities belonging to the Trust, the Portfolio or attributable to the class. The assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

Liability and Indemnification of Trustees

         Under the Trust's Declaration of Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Trust's Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. A Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Trust's Declaration of Trust, the By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware law directly for more complete information.

                   VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of the Selling Portfolios in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, November 5, 2008, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of the Selling Portfolios on or about September 15, 2008.

         The Board of Trustees of the Trust has fixed the close of business on August 7, 2008 as the record date (the "Record Date") for determining the shareholders of the Selling Portfolios entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of the Selling Portfolios, and are the Record Holders of the Selling Portfolios at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of the Selling Portfolios. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of a Selling Portfolio for the Contract Owners of that Selling Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of a Selling Portfolio held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of a Selling Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone, fax or through the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or an Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. Each Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate (this is referred to as "echo voting"). Neither the SEC nor any Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. Each Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. An Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of a Reorganization will require the affirmative vote of a majority of the votes of the applicable Selling Portfolio entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33?% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of each Selling Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Trust's Declaration of Trust.


     Voting instructions solicitations will be made primarily by mail, but beginning on or about October 7, 2008 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory, LLC, its affiliates or other representatives of the Selling Portfolios (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $301,000) will be paid by Growth and Income, Conservative Growth and MetLife or one of its affiliates, on behalf of Strategic Growth. Neither Strategic Growth, the Acquiring Portfolios nor their respective Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.


         If shareholders of a Selling Portfolio do not vote to approve the applicable Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of a Selling Portfolio who objects to a proposed Reorganization will not be entitled under either Delaware law or the Trust's Declaration of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders of the applicable Selling Portfolio wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the Acquiring Portfolios are not being solicited by this Prospectus/Proxy Statement and are not required to carry out any of the Reorganizations.

Shareholder Information

         The Record Holders of each Selling Portfolio at the close of business on August 7, 2008 (previously defined as the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Selling Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each Selling Portfolio outstanding and entitled to vote was as follows:

--------------------------------------------- ----------------------------
                                             Number of Shares
Selling Portfolio                             as of 8/7/08
--------------------------------------------- ----------------------------
--------------------------------------------- ----------------------------

Growth and Income                               29,360,453.390
--------------------------------------------- ----------------------------
--------------------------------------------- ----------------------------
Conservative Growth                             30,647,610.692
--------------------------------------------- ----------------------------
--------------------------------------------- ----------------------------
Strategic Growth                                14,515,900.628
--------------------------------------------- ----------------------------


         As of the Record Date, the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of each Selling Portfolio and each Acquiring Portfolio, respectively.

Control Persons and Principal Holders of Securities

         As of the Record Date, to the knowledge of the Trustees and management of the Trust, the following entities collectively owned of record 100% of the shares of each Selling Portfolio: First MetLife Investors Variable Annuity Account One, a separate account of First MetLife Investors Insurance Company, and MetLife Investors Variable Annuity Account One and MetLife Investors Variable Annuity Account Five, each a separate account of MetLife Investors Insurance Company.

         The Insurance Companies have advised the Trust that as of the Record Date there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of a Selling Portfolio or an Acquiring Portfolio.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding voting securities of the Trust and as a result may be deemed to be control persons of the Trust.

                            FINANCIAL STATEMENTS AND EXPERTS

     The Annual Report of the Trust relating to each of Growth and Income, Conservative Growth, Strategic Growth, Balanced Strategy, Growth Strategy and
Aggressive Strategy for the year ended and as of December 31, 2007, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights for the period indicated therein have been incorporated by reference herein and in the registration statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                               LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by Sullivan & Worcester LLP.

                           ADDITIONAL INFORMATION

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC's New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                               OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                       THE TRUSTEES OF THE TRUST RECOMMEND
                     APPROVAL OF EACH PLAN AND ANY UNMARKED
                      VOTING INSTRUCTIONS WILL BE VOTED IN
                         FAVOR OF APPROVAL OF SUCH PLAN.

September 8, 2008

                                                              Exhibit A


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of September, 2008, by and between Met Investors Series Trust, a

Delaware statutory trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its MetLife Balanced Strategy Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Strategic Growth and Income Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class B shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares of Class B to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of Class B of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the Class B shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class B shares of the Selling Fund will receive Class B shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 10, 2008 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2008, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its  operation,  the Selling
Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed and will distribute in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met and will meet the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                  (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Selling Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.
                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                        MET INVESTORS SERIES TRUST ON BEHALF OF STRATEGIC GROWTH AND INCOME PORTFOLIO

                        By:
                           -----------------------------------------

                        Name: Elizabeth M. Forget

                        Title: President



                        MET INVESTORS SERIES TRUST ON BEHALF OF METLIFE BALANCED STRATEGY PORTFOLIO

                        By:
                           -----------------------------------------

                        Name: Elizabeth M. Forget

                        Title: President

                                                             Exhibit B


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of September, 2008, by and between Met Investors Series Trust, a

Delaware statutory trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its MetLife Growth Strategy Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Strategic Conservative Growth Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class B shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares of Class B to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of Class B of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the Class B shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class B shares of the Selling Fund will receive Class B shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 10, 2008 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.
                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2008, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed and will distribute in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met and will meet the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                  (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Selling Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Selling Fund. Such expenses include, without limitation,
(a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.
                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                        MET INVESTORS SERIES TRUST ON BEHALF OF STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

                        By:
                           -----------------------------------------

                        Name: Elizabeth M. Forget

                        Title: President



                        MET INVESTORS SERIES TRUST ON BEHALF OF METLIFE GROWTH STRATEGY PORTFOLIO

                        By:
                           -----------------------------------------

                        Name: Elizabeth M. Forget

                        Title: President

                                                             Exhibit C


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 1st day of September, 2008, by and between Met Investors Series Trust, a

Delaware statutory trust, with its principal place of business at 5 Park Plaza, Suite 1900, Irvine, California 92614 (the "Trust"), with respect to its MetLife Aggressive Strategy Portfolio series (the "Acquiring Fund"), and the Trust, with respect to its Strategic Growth Portfolio series (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class B shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

         WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders;

         WHEREAS, the Trustees of the Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities reflected on a Statement of Assets and Liabilities prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period, and other obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such Shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares of Class B to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of Class B of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the Class B shares of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Holders of Class B shares of the Selling Fund will receive Class B shares of the Acquiring Fund.

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, the Acquiring Fund's custodian, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about November 10, 2008 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. Eastern time at the offices of Metropolitan Life Insurance Company, located at 260 Madison Avenue, 10th Floor, New York, New York 10016, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Selling Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2008, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, has distributed and will distribute in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met and will meet the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                  (b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The unaudited financial statements of the Acquiring Fund at June 30, 2008 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit by the Internal Revenue Service or any state or local tax authority, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and certified by the Trust's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, the Trust shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Trust and the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) The Registration Statement, to the knowledge of such counsel, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

                  (g) Only insofar as they relate to the Acquiring Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly present the information required to be shown.

                  (h) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Acquiring Fund, existing on or before the effective date of the Registration Statement or the Closing Date required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (i) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

         7.3 With respect to the Acquiring Fund, the Trust shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Trust and the Selling Fund, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate investment series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

                  (f) Only insofar as they relate to the Selling Fund, the descriptions in the Prospectus/Proxy Statement of statutes, legal and governmental proceedings and material contracts, if any, are accurate and fairly represent the information required to be shown.

                  (g) Such counsel does not know of any legal or governmental proceedings, only insofar as they relate to the Selling Fund existing on or before the effective date of the Registration Statement or the Closing Date, required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement which are not described or filed as required.

                  (h) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Selling Fund or any of its respective properties or assets and the Selling Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Prospectus/Proxy Statement.

                  (i) Assuming that a consideration therefor of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Sullivan & Worcester LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Trust's Agreement and Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

         8.6 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Selling Fund, respectively, substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

                  (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

                  (e) The aggregate tax basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Selling Fund Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such Selling Fund Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

                  (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

                  (g) The Acquiring Fund will succeed to and take into account capital loss carryovers, if any, of the Selling Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Metropolitan Life Insurance Company or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees and any portfolio transaction costs.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party. In such event, Metropolitan Life Insurance Company, or one of its affiliates, shall bear the expenses incurred by the Selling Fund and the Acquiring Fund incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.
                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

         13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                          MET INVESTORS SERIES TRUST ON BEHALF OF STRATEGIC GROWTH PORTFOLIO

                          By:
                             -----------------------------------------

                          Name: Elizabeth M. Forget

                          Title: President



                          MET INVESTORS SERIES TRUST ON BEHALF OF METLIFE AGGRESSIVE STRATEGY PORTFOLIO

                          By:
                             -----------------------------------------

                          Name: Elizabeth M. Forget

                          Title: President



                          Agreed and accepted as to paragraph 9 only:

                          METROPOLITAN LIFE INSURANCE COMPANY

                          By:
                             -----------------------------------------

                          Name:  Elizabeth M. Forget

                          Title: Senior Vice President

                       STATEMENT OF ADDITIONAL INFORMATION

                    Acquisition of Assets and Liabilities of

                      STRATEGIC GROWTH AND INCOME PORTFOLIO
                     STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                       and
                           STRATEGIC GROWTH PORTFOLIO

                                each a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        By and In Exchange For Shares of

                       METLIFE BALANCED STRATEGY PORTFOLIO
                        METLIFE GROWTH STRATEGY PORTFOLIO
                                       and
                      METLIFE AGGRESSIVE STRATEGY PORTFOLIO

                                each a series of
                           Met Investors Series Trust


         This Statement of Additional Information, dated September 8, 2008,

relating specifically to the proposed transfer of the assets and liabilities of Strategic Growth and Income Portfolio, Strategic Conservative Growth Portfolio and Strategic Growth Portfolio (individually a "Selling Portfolio" and collectively the "Selling Portfolios"), each a series of Met Investors Series Trust (the "Trust"), to MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio (individually an "Acquiring Portfolio" and collectively the "Acquiring Portfolios"), respectively, each a series of the Trust, in exchange for Class B shares of beneficial interest, $.001 par value per share, of the applicable Acquiring Portfolio to be issued to holders of Class B shares of the corresponding Selling Portfolio, consists of the information set forth below pertaining to the Selling Portfolios and the Acquiring Portfolios and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) Statement of Additional Information of the Trust relating to the Selling Portfolios and the Acquiring Portfolios dated April 28, 2008, as supplemented;

         (2) Annual Report of the Trust relating to Strategic Growth and Income Portfolio for the fiscal year ended December 31, 2007;

         (3) Annual Report of the Trust relating to Strategic Conservative Growth Portfolio for the fiscal year ended December 31, 2007;

         (4) Annual Report of the Trust relating to Strategic Growth Portfolio for the fiscal year ended December 31, 2007;

         (5) Annual Report of the Trust relating to MetLife Balanced Strategy Portfolio for the fiscal year ended December 31, 2007;

         (6) Annual Report of the Trust relating to MetLife Growth Strategy Portfolio for the fiscal year ended December 31, 2007;

         (7) Annual Report of the Trust relating to MetLife Aggressive Strategy Portfolio for the fiscal year ended December 31, 2007;

         (8) Semi-Annual Report of the Trust relating to Strategic Growth and Income Portfolio for the six-month period ended June 30, 2008;


         (9) Semi-Annual Report of the Trust relating to Strategic Conservative Growth Portfolio for the six-month period ended June 30, 2008;


         (10) Semi-Annual Report of the Trust relating to Strategic Growth Portfolio for the six-month period ended June 30, 2008;


         (11) Semi-Annual Report of the Trust relating to MetLife Balanced Strategy Portfolio for the six-month period ended June 30, 2008;



         (12) Semi-Annual Report of the Trust relating to MetLife Growth Strategy Portfolio for the six-month period ended June 30, 2008;



         (13) Semi-Annual Report of the Trust relating to MetLife Aggressive Strategy Portfolio for the six-month period ended June 30, 2008; and



         (14) Pro Forma Financial Statements relating to Strategic Growth Portfolio and MetLife Aggressive Strategy Portfolio for the twelve-month period ended June 30, 2008.


         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Combined
Prospectus/Proxy Statement of the Selling Portfolios and the Acquiring

Portfolios dated September 8, 2008. A copy of the Combined Prospectus/Proxy

Statement may be obtained without charge by calling or writing to the Trust at the telephone number or address set forth above.

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information

                                 April 28, 2008


                                     Portfolios




Met/AIM Capital Appreciation Portfolio                         Lord Abbett Growth and Income Portfolio
Met/AIM Small Cap Growth Portfolio                             Lord Abbett Mid Cap Value Portfolio
Batterymarch Growth and Income Portfolio                       MFS(R) Emerging Markets Equity
Portfolio BlackRock High Yield Portfolio                       MFS(R) Research International Portfolio
BlackRock Large Cap Core Portfolio                             Oppenheimer Capital Appreciation Portfolio
Clarion Global Real Estate Portfolio (formerly Neuberger       PIMCO Inflation Protected Bond Portfolio
   Berman Real Estate Portfolio)



Dreman Small Cap Value Portfolio                                PIMCO Total Return Portfolio
Met/Franklin Income Portfolio                                   Pioneer Fund Portfolio
Met/Franklin Mutual Shares Portfolio                            Pioneer Strategic Income Portfolio
Goldman Sachs Mid Cap Value Portfolio                           RCM Technology Portfolio
Harris Oakmark International Portfolio                          Rainier Large Cap Equity Portfolio
Janus Forty Portfolio                                           T. Rowe Price Mid Cap Growth Portfolio
Lazard Mid Cap Portfolio                                        Met/Templeton Growth Portfolio
Legg Mason Partners Aggressive Growth Portfolio                 Third Avenue Small Cap Value Portfolio
Legg Mason Partners Managed Assets Portfolio                    Turner Mid Cap Growth Portfolio
Legg Mason Value Equity Portfolio                               Van Kampen Comstock Portfolio
Loomis Sayles Global Markets Portfolio                          Van Kampen Mid Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio


                          Asset Allocation Portfolios


                  American Funds Balanced Allocation Portfolio
                   American Funds Growth Allocation Portfolio
                  American Funds Moderate Allocation Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                      MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                    Strategic Conservative Growth Portfolio
                           Strategic Growth Portfolio
                     Strategic Growth and Income Portfolio
               Met/Franklin Templeton Founding Strategy Portfolio


         This Statement of Additional Information provides supplementary information pertaining to shares of 47 investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 28, 2008 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.

         The Portfolios listed under the heading Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2007, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 6, 2008 (File No. 811-10183), are incorporated by reference and made part of this document.


         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                               TABLE OF CONTENTS



                                                                                                                 Page



INVESTMENT OBJECTIVES AND POLICIES................................................................................5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Depositary Receipts......................................................................................9
         Dollar Roll Transactions................................................................................10
         Event-Linked Bonds......................................................................................10
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery ..................................................20
         High Yield/High Risk Debt Securities....................................................................20
         Hybrid Instruments......................................................................................22
         Illiquid Securities.....................................................................................23
         Inflation-Indexed Bonds.................................................................................23
         Interest Rate Transactions..............................................................................24
         Investment Grade Corporate Debt Securities..............................................................26
         Loans and Other Direct Indebtedness.....................................................................26
         Money Market Securities.................................................................................26
         Mortgage-Backed Securities..............................................................................28
         Municipal Fixed Income Securities.......................................................................30
         Options and Futures Strategies..........................................................................31
         Other Investment Companies..............................................................................36
         Portfolio Turnover......................................................................................38
         Real Estate Investment Trusts...........................................................................39
         Repurchase Agreements...................................................................................40
         Reverse Repurchase Agreements...........................................................................40
         Rights and Warrants.....................................................................................41
         Securities Loans........................................................................................41
         Short Sales.............................................................................................42
         Structured Notes........................................................................................43
         Swaps...................................................................................................43
         U.S. Government Securities..............................................................................45
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................................45
INVESTMENT RESTRICTIONS..........................................................................................46
         Fundamental Policies....................................................................................46
         Non-Fundamental Policies................................................................................47

PERFORMANCE INFORMATION..........................................................................................51
         Total Return............................................................................................51
         Yield...................................................................................................52
         Non-Standardized Performance............................................................................53


PORTFOLIO TRANSACTIONS...........................................................................................53

MANAGEMENT OF THE TRUST..........................................................................................58
         Trustees and Officers...................................................................................58
         Committees of the Board.................................................................................62
         Compensation of the Trustees............................................................................63
         Indemnification of Trustees and Officers................................................................64
         Trustees' and Officers' Share Ownership.................................................................64
         Proxy Voting Policies and Procedures....................................................................64
         Proxy Voting Records....................................................................................65
         Portfolio Holdings Disclosure Policy....................................................................65

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................66
         The Manager.............................................................................................66
         The Advisers............................................................................................80
         Portfolio Management....................................................................................85
         The Administrator.......................................................................................85
         The Distributor.........................................................................................85
         Code of Ethics..........................................................................................90
         Custodian...............................................................................................90
         Transfer Agent..........................................................................................90
         Legal Matters...........................................................................................90
         Independent Registered Public Accounting Firm...........................................................90

REDEMPTION OF SHARES.............................................................................................90


NET ASSET VALUE..................................................................................................91

FEDERAL INCOME TAXES.............................................................................................92
ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................95



FINANCIAL STATEMENTS.............................................................................................97

APPENDIX A (Securities Ratings).................................................................................A-1

APPENDIX B (Proxy Voting Policies and Procedures)...............................................................B-1

APPENDIX C (Portfolio Manager Disclosure).......................................................................C-1


                          INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds"), as applicable (collectively, the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the April 28, 2008 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's, as applicable, allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

                  Asset-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

                  Brady Bonds. (Met/AIM Capital Appreciation, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Collateralized Debt Obligations. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Convertible Securities. (All Portfolios except Batterymarch Growth and Income and Turner Mid Cap Growth Portfolios)


         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit  Default  Swaps.   (BlackRock  High  Yield,   Met/Franklin   Income,
     Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

          Depositary Receipts. (All Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the following Portfolios do not treat them as foreign securities.

 o Batterymarch Growth and Income
 o BlackRock High Yield
 o Goldman Sachs Mid Cap Value
 o Legg Mason Partners Aggressive Growth
 o Legg Mason Partners Managed Assets
 o Legg Mason Value Equity
 o Lord Abbett Bond Debenture
 o Lord Abbett Growth and Income
 o Lord Abbett Mid Cap Value
 o RCM Technology


         However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     o Turner Mid Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts.

     Dollar Roll Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

     Event-Linked Bonds. (BlackRock High Yield, Met/Franklin Income, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


     Floaters. (BlackRock High Yield, BlackRock Large Cap Core, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."


     Foreign Currency Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value and Van Kampen Mid Cap Growth Portfolios)


         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

          Foreign Securities. (All Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.





      -------------------------------------------- ---------------------------------------------------
                                                      Intends to Invest No More Than the Following
                                                       Percentage of its Total Assets in Foreign
                       Portfolio                                       Securities
      -------------------------------------------- ---------------------------------------------------
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Met/AIM Capital Appreciation                     25%
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Met/AIM Small Cap Growth                         25%
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Batterymarch Growth and Income                   20%

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BlackRock High Yield                             10%

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BlackRock Large Cap Core                         10%

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Clarion Global Real Estate                      No limit

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Dreman Small Cap Value                           10%

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Met/Franklin Income                              25%
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Met/Franklin Mutual Shares                       35%
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Goldman Sachs Mid Cap Value                      25% (of net assets)



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Harris Oakmark International                     No limit

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Janus Forty                                      No limit; however the Adviser currently intends to
                                                 invest up to 25% of its assets in foreign
                                                 securities.  The Adviser does not consider
                                                 securities of companies domiciled outside the U.S.
                                                 but which conduct a majority of their business in
                                                 the U.S. and whose securities are traded on a U.S.
                                                 exchange to be "foreign securities."

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Lazard Mid Cap                                   25%

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Legg Mason Partners Aggressive                   No limit
   Growth

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Legg Mason Partners Managed                      20%
   Assets

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Legg Mason Value Equity                          25% (of net assets)



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Loomis Sayles Global Markets                     No limit

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Lord Abbett Bond Debenture                       20% (of net assets).  The Adviser does not consider
                                                 securities of companies domiciled outside the U.S.
                                                 but whose principal trading market is in the U.S.
                                                 to be "foreign securities."

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Lord Abbett Growth and Income                    20%. The Adviser does not consider securities of
                                                 companies domiciled outside the U.S. but whose
                                                 principal trading market is in the U.S. to be
                                                 "foreign securities."
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Lord Abbett Mid Cap Value                        10%.  The Adviser does not consider securities of
                                                 companies domiciled outside the U.S. but whose
                                                 principal trading market is in the U.S. to be
                                                 "foreign securities."
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MFS(R) Emerging Markets Equity                   No limit

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MFS(R) Research International                    25% in emerging markets

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Oppenheimer Capital                              35%
   Appreciation

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PIMCO Inflation Protected Bond                   30%

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PIMCO Total Return                               30%

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Pioneer Fund                                     20%, no more than 5% in emerging markets



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Pioneer Strategic Income                         85%

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RCM Technology                                   50%

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Rainier Large Cap Equity Portfolio               25% .  The Adviser intends to limit its investments
                                                 in foreign securities to U.S. dollar denominated
                                                 securities of foreign issuers or American
                                                 Depositary Receipts.
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T. Rowe Price Mid Cap Growth                     25%

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Met/Templeton Growth                             No limit
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Third Avenue Small Cap Value                     35%.  The Adviser intends to limit its investments
                                                 in foreign securities to companies issuing U.S.
                                                 dollar-denominated American Depositary Receipts or
                                                 which, in the judgment of its Adviser, otherwise
                                                 provide financial information which provides the
                                                 Adviser with substantively similar financial
                                                 information as Securities and Exchange Commission
                                                 disclosure requirements.
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Turner Mid Cap Growth                            10%

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Van Kampen Comstock                              25% (of net assets)



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Van Kampen Mid Cap Growth                        25%, including emerging markets
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     Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

          Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Met/Franklin Mutual Shares, Legg Mason Partners Aggressive Growth and Met/Templeton Growth Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

          High Yield/High Risk Debt Securities. (BlackRock High Yield, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         Set forth below is information regarding the policies of certain Portfolios with respect to investments in high yield debt securities.



     -------------------------------------------- --------------------------------------------------------
                      Portfolio
     -------------------------------------------- --------------------------------------------------------
----------------------------------------------------------------------------------------------------------

BlackRock High Yield                            The high yield securities acquired by the  Portfolio
                                                will generally be in the lower rating categories of the
                                                major rating services (BB or lower by Standard & Poor's
                                                or Ba or lower by Moody's) or will be determined by the
                                                Portfolio management team to be of similar quality.
                                                Split rated bonds will be considered to have a higher
                                                credit rating
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Janus Forty                                     Intends to invest no more than 35% of its assets in high
                                                yield debt securities
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Legg Mason Partners Managed                    The  Portfolio  has adopted an operating  policy that Assets prohibits it from purchasing any securities rated lower than
                                               BBB by  Standard & Poor's,  Baa by Moody's or, if unrated by such services,  are, in the Adviser's opinion, of equivalent quality,  if as a result  more  than 10% of the  Portfolio's assets  that  are  invested  in  debt  securities  would  be invested  in such  securities  and the  Portfolio  does  not purchase  any debt  securities  rated B or  lower by  either service  or  their  equivalent  -  for  this  purpose,  debt securities do not include convertible securities


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Legg Mason Value Equity                         Intends to invest no more than 10% of its total assets
                                                in high yield debt securities
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MFS(R) Emerging Markets Equity                  Intends to invest no more than 10% of its net assets in
                                                high yield debt securities
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Pioneer Fund                                    Intends to invest no more than 5% of its total assets in
                                                high yield debt securities
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Pioneer Strategic Income                        Intends to invest no more than 70% of its total assets
                                                in high yield debt securities, but not more than 20% of
                                                total assets will be invested in debt securities rated
                                                below CCC by Standard & Poor's or the equivalent by
                                                another nationally recognized statistical rating
                                                organization, or determined to be of equivalent credit
                                                quality by the Adviser
----------------------------------------------------------------------------------------------------------


          Hybrid Instruments. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology,
          T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Illiquid Securities. (All Portfolios except Turner Mid Cap Growth Portfolio)

         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

          Inflation-Indexed Bonds. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton Growth Portfolios)

         Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Interest Rate Transactions. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


          Investment Grade Corporate Debt Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value, and Van Kampen Comstock Portfolios)


         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.


          Loans and Other Direct Indebtedness. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Lord Abbett Bond Debenture, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)


         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Money Market Securities. (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

         The following Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.


o        Dreman Small Cap
o        Harris Oakmark International
o        Janus Forty
o        Legg Mason Partners Aggressive Growth
o        Loomis Sayles Global Markets
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value

o        PIMCO Inflation Protected Bond Portfolio

o        PIMCO Total Return
o Goldman Sachs Mid Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.
o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions

         Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a "Caa" by Moody's or a "CCC" by Standard & Poor's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

          Mortgage-Backed  Securities.  (Met/AIM Capital  Appreciation,  Met/AIM
          Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

          Municipal Fixed Income Securities. (BlackRock High Yield, Met/Franklin Income, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)


         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.


         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


        Options and Futures Strategies.  (All Portfolios)

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value





         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the following Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

o Met/AIM Capital Appreciation Portfolio - no specific limitation (but not for speculative purposes)
o Dreman Small Cap (but not if, as a result of any such transaction, the aggregate cost of options held by the
         Portfolio at the time of such transaction would exceed 10% of its total assets)
o        Goldman Sachs Mid Cap Value - no specific limitation
o        Janus Forty (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)
o Loomis Sayles Global Markets - no specific limitation o PIMCO Inflation Protected Bond - no specific limitation
o        PIMCO Total Return - no specific limitation
o Pioneer Fund (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary
         investment technique and   generally limits their use to hedging)
o Pioneer Strategic Income (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)
o        RCM Technology - no specific limitation


         The Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.





         Risks of Options and Futures Strategies The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

          Other Investment Companies. (All Portfolios except Met/Templeton Growth and Turner Mid Cap Growth Portfolios)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the net asset values ("NAV") of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.





     Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

     Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.


-------------------------------------------------- -------------------------------------------------------------------
Turnover Rate                                      Portfolio
-------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Over 100%                                          PIMCO Inflation Protected Bond and PIMCO Total Return
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Under 150%                                         Legg Mason Partners Managed Assets (equity portion)

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---------------------------------------------------------------------------------------------------------------------

Under 200%                                         Batterymarch Growth and Income, Legg Mason Partners Managed Assets,
                                                   Turner Mid Cap Growth and Van Kampen Mid Cap Growth

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Under 300%                                         RCM Technology
---------------------------------------------------------------------------------------------------------------------


     Preferred Stocks (All Portfolios except Legg Mason Partners Aggressive Growth and Turner Mid Cap Growth Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Real Estate Investment Trusts. (All Portfolios except BlackRock High Yield, Harris Oakmark International, Legg Mason Partners Aggressive Growth and Van Kampen Comstock Portfolios)

         Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

         The following Portfolios may invest up to 10% of their total assets in REITs.

o        Met/Franklin Income

o        T. Rowe Price Mid Cap Growth

o        Van Kampen Comstock
o        Van Kampen Mid Cap Growth


     The following Portfolios may invest up to 15% of their total assets in REITs.

o        Met/AIM Small Cap Growth
o        Dreman Small Cap Value
o        Met/Franklin Mutual Shares
o        Lazard Mid Cap
o        Legg Mason Value Equity
o        Loomis Sayles Global Markets
o        Oppenheimer Capital Appreciation


         The following Portfolio may invest up to 20% of its net assets in REITs.

o        Pioneer Fund


         The following Portfolios may invest in REITs without limit.

o        Clarion Global Real Estate
o        Goldman Sachs Mid Cap Value
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        Pioneer Strategic Income



         Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

          Repurchase Agreements. (All Portfolios except Met/Templeton Growth Portfolio)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


          Reverse Repurchase Agreements. (All Portfolios except BlackRock Large Cap Core, Clarion Global Real Estate, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, MFS(R) Emerging Markets Equity, MFS(R) Research International, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Turner Mid Cap Growth, Met/Templeton Growth and Van Kampen Comstock Portfolios)



         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Rights and Warrants. (All Portfolios except Rainier Large Cap Equity Portfolio)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

          Securities Loans. (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

          Short Sales. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Mutual Shares, Janus Forty, Lazard Mid Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and T. Rowe Price Mid Cap Growth Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         The following Portfolios may make short sales of a security they do not own.

o        Janus Forty (up to 8% of its total assets)
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        RCM Technology

         To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that
(i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

          Structured Notes. (Met/AIM Capital Appreciation, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)

         Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         Credit Linked Notes. The BlackRock High Yield, Met/Franklin Income, Janus Forty, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios may also purchase credit linked notes ("CLNs"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to
(1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.


          Swaps. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Clarion Global Real Estate, Met/Franklin Mutual Shares, Janus Forty, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and Met/Templeton Growth Portfolios)


         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities. (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

          Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                              INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification


         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation, Met/Franklin Templeton Founding Strategy, Janus Forty, Legg Mason Value Equity, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)


         3.       Concentration


         Each Portfolio other than Clarion Global Real Estate may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.


         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate


         Each Portfolio other than Clarion Global Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.


         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

Operating Policies

         Warrants

         As a matter of operating policy, the Dreman Small Cap Portfolio will not invest more than 5% of its net assets in warrants.

         As a matter of operating policy, the following Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value
o        Van Kampen Comstock

         As a matter of operating policy, the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         Inverse Floating Rate Securities


         The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.


         Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Loans of Portfolio Securities

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

         When Issued/Delayed Delivery Securities

         The Dreman Small Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments.

     o With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments, except as follows.

         The following Portfolios may invest up to an aggregate of 25% of their total assets in when-issued commitments.

o        Met/Aim Small Cap Growth
o        Lazard Mid Cap Portfolios


         The following Portfolios have no current policy limiting the percentage of assets which may be invested in when-issued commitments.

o        Met/Franklin Income                o      Pioneer Fund
o        Goldman Sachs Mid Cap Value        o      Pioneer Strategic Income
o        Harris Oakmark International       o      T. Rowe Price Mid Cap Growth
o        Loomis Sayles Global Markets       o      Turner Mid Cap Growth
o        PIMCO Inflation Protected Bond     o      Van Kampen Comstock
o        PIMCO Total Return


         Foreign Currency Transactions

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         Swaps

         With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

         Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Lazard Mid Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, Lord Abbett Mid Cap Value, Met/AIM Small Cap Growth, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios) Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                               PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

          Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
      ERV =       Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

          Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, the Met/Franklin Income Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Clarion Global Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Met/Franklin Income, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, and Pioneer Strategic Income Portfolios and the Clarion Global Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          YIELD = 2[(a-b+1)(6)-1]
                                     cd

Where:      a =    dividends and interest earned during the period

            b =    expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d =    the net asset value per share on the last day of the period

     For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

     Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

          Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                           PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute a majority of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006, and October 31, 2005, as noted.




        ---------------------------------------------- ------------------ ----------------- ----------------
                          Portfolio                12/31/07           12/31/06         12/31/05
                          ---------               --------            --------         --------


Met/AIM Small Cap Growth                             $670,477           $752,792          $719,277

Batterymarch Growth and Income                       395,847             338,099(13)         N/A

BlackRock High Yield(1)                                  722                ---                 31

BlackRock Large Cap Core(2)                          450,849              34,632            45,776

Clarion Global Real Estate (3)                     3,160,080           1,957,452         1,360,834

Dreman Small Cap Value                               419,504             225,365           6,495(4)

Goldman Sachs Mid Cap Value                          806,159             474,565           451,945

Harris Oakmark International                       3,457,484           2,564,108         1,242,073

Janus Forty(5)                                       638,351             741,365           531,600

Lazard Mid Cap(6)                                  1,397,929             868,654           590,125

Legg Mason Partners Aggressive                       190,012           1,269,392         1,412,300
  Growth(7)


Legg Mason Partners Managed                          125,296             202,146           117,608
   Assets

Legg Mason Value Equity                              903,517             908,723             6,202(8)

Loomis Sayles Global Markets                       1,739,052             653,128(13)          N/A

Lord Abbett Bond Debenture                            27,449              19,206            50,597

Lord Abbett Growth and Income                      3,154,129           1,932,766         2,376,453

Lord Abbett Mid Cap Value                            253,538             210,624           184,752

MFS(R) Emerging Markets Equity                     2,573,676           1,201,288(13)         N/A

MFS(R) Research International                      3,630,570           3,723,719         2,622,022

Oppenheimer Capital Appreciation                   1,256,171           1,081,501         1,462,139

PIMCO Inflation Protected Bond                       135,536              74,103            33,366

PIMCO Total Return                                 1,672,085             527,556           325,800

Pioneer Fund                                          10,526              21,319            17,885

RCM Technology(9)                                  1,529,519           2,204,387         1,688,027

T. Rowe Price Mid Cap Growth                         582,981             606,323           419,561

Third Avenue Small Cap Value                       2,557,402           1,229,269           983,289

Turner Mid Cap Growth                                748,101             817,623           561,064

Van Kampen Comstock                                  762,918             684,178           670,404(4)

Van Kampen Mid Cap Growth(10)                        101,693             131,183            92,819


MetLife Aggressive Strategy                             0                  0                 0

MetLife Balanced Strategy                               0                  0                 0

MetLife Defensive Strategy                              0                  0                 0

MetLife Growth Strategy                                 0                  0                 0

MetLife Moderate Strategy                               0                  0                 0

Rainier Large Cap Equity                             493,321(15)        N/A               N/A

Strategic Conservative Growth                        0                     0(14)             N/A

Strategic Growth                                     0                     0(14)             N/A

Strategic Growth and Income                          0                     0(14)             N/A


                                                                        10/31/06          10/31/05

Met/AIM Capital Appreciation (11)                    340,768             566,429           444,810

Pioneer Strategic Income(12)                         0                      7                 0


(1) Formerly Federated High Yield.
(2) Formerly Mercury Large Cap Core.
(3) Formerly Neuberger Berman Real Estate.
(4) For the period 5/1/05 through 12/31/05.
(5) Formerly Janus Capital Appreciation.
(6) Formerly Met/AIM Mid Cap Core Equity.
(7) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(8) For the period 11/1/05 through 12/31/05.
(9) Formerly RCM Global Technology.
(10)Formerly Lord Abbett Growth Opportunities.
(11)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $53,611.
(12)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $0.
(13)For the period 5/1/06 through 12/31/06.
(14)For the period 11/1/06 through 12/31/06.
(15)For the period 11/1/07 through 12/31/07.



         In 2007, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:



---------------------------------- ------------------- ------------------------ ----------------- -----------------------

                                                         Aggregate Brokerage     Percentage of          Percentage
                                                        Commissions Paid to     Total Brokerage      of Commissionable
                                       Affiliated             Affiliate           Commissions          Transactions
            Portfolio                Broker-Dealer

Goldman Sachs Mid Cap Value         Goldman Sachs & Co.        $29,873                 3.71%              5.03%
Portfolio

Clarion Global Real Estate          Lehman Brothers, Inc.     $626,916                19.84%             24.21%
Portfolio(1)



Clarion Global Real Estate          Neuberger Berman LLC        $2,438                 0.08%             0.09%
Portfolio(1)


Third Avenue Small Cap Value        M.J. Whitman LLC        $1,586,156                62.02%             53.76%


Van Kampen Comstock                Morgan Stanley & Co.        $12,644                 1.66%              0.19%

Van Kampen Mid Cap Growth          Morgan Stanley & Co.         $2,856                  2.81%              1.83%


------------------------------------------------------------------------------------------------------------------------

(1) Formerly Neuberger Berman Real Estate.



                               MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."





  The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

                                                                                         Number
                                              Term of                                      of
                                              Office                                   Portfolios
                                               and                                        in
                                              Length                                  Fund Complex+
                               Position(s)      of                                      overseen        Other Directorships
                               Held with       Time        Principal Occupation(s)         by                 Held
       Name and Age            Registrant     Served          During Past 5 Years        Trustee          by Trustee
       -------------           ----------    --------         -------------------    -------------     -------------------------


Interested Trustees

Elizabeth M. Forget*  (41)    President     Indefinite;  Since May 2007, Senior Vice         89           Director,
                              and Trustee   From         President, MetLife, Inc.; since                  Metropolitan Series

                                            December     December 2000, President of Met                  Fund, Inc. and
                                            2000 to      Investors Advisory LLC; since                    MetLife Series Fund
                                            present      May 2006, President of MetLife                   II since August,

                                                         Advisers LLC; from December 2003                 2006
                                                         to April 2007, Vice President,
                                                         MetLife, Inc.


Robert Boulware**(51)       Trustee       Indefinite;    Since 2004, Director of Norwood     52           Director of Gainsco,
                                          From March     Promotional Products, Inc.; since                Inc., Norwood
                                          2008 to        2005, Director of Gainsco, Inc.                  Promotional Products,
                                          present        (auto insurance); since 2007,                    Inc., Wealthpoint
                                                         Director of Wealthpoint Advisors                 Advisors and Holladay
                                                         (a business development company)                 Bank.
                                                         and Holladay Bank; from 1992-2006,
                                                         President and Chief Executive
                                                         Officer of ING Fund Distributor,
                                                         LLC.


Disinterested Trustees

Dawn M. Vroegop             Trustee       Indefinite;    From September 1999 to September    52           None
(41)                                      From           2003, Managing Director,
                                          December       Dresdner RCM Global Investors.

                                          2000 to
                                          present


Stephen M. Alderman  (48)   Trustee       Indefinite;    Since November 1991, Shareholder    52           None
                                          From           in the law firm of Garfield and

                                          December       Merel, Ltd.
                                          2000 to
                                          present

Jack R. Borsting  (79)      Trustee       Indefinite;    Since 2006, Professor of Business   52           Lead Governor,
                                          From           Administration and Dean Emeritus,                American Stock
                                          December       Marshall School of Business,                     Exchange, Director,
                                          2000 to        University of Southern California                Los Angeles
                                          present        (USC); from 2001 to 2005,                        Orthopedic Hospital,
                                                         Professor of Business                            Trustee, The Rose
                                                         Administration and Dean Emeritus;                Hills Foundation.
                                                         from 1995-2001 Executive Director,               Member, Army Science
                                                         Center for Telecommunications                    Board.
                                                         Management.


Daniel A. Doyle  (49)       Trustee       Indefinite;    Since October 2000, Vice President  52           None
                                          From           and Chief Financial Officer of ATC
                                          February       Management, Inc. (public utility).

                                          2007 to
                                          present



Susan C. Gause (55)         Trustee       Indefinite;   From 2000 to December 2002, Chief    52          None
                                          From March    Executive Officer of Dresdner RCM
                                          2008 to       Global Investors (purchased by
                                          present       Allianz Asset Management in
                                                        2001).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------




The Executive Officers

----------------------------- ------------- ------------- ---------------------------------
                                              Term of
                                             Office and
                              Position(s)    Length of
                               Held with       Time           Principal Occupation(s)
       Name and Age            Registrant     Served            During Past 5 Years
       -------------           ----------    -------             -------------------

Jeffrey A. Tupper             Chief         From August   Since October 2006, Assistant
(37)                          Financial     2002 to       Vice President, MetLife Group,
                              Officer,      present       Inc.  Since February 2001,
                              Treasurer                   Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell          Executive       From August   Since December 2005, Executive
(54)                        Vice President  2002 to       Vice President, MetLife, Inc.;
                                            present       since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson          Vice            From December Since June 2001, President or
(65)                        President and   2000 to       Executive Vice President of

                            Secretary        present      MetLife Investors Distribution
                                                          Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.


Jeffrey P. Halperin         Chief         From November   Since March 2006, Vice President,
(40)                        Compliance    2006 to        Corporate Ethics and Compliance
                            Officer       present        Department, MetLife, Inc.; from
                                                         October 2002 to March 2006,
                                                         Assistant Vice President; from
                                                         November 2005 to August 2006,
                                                         Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; since
                                                         April 2007, Chief Compliance
                                                         Officer, Metropolitan Series
                                                         Funds; from August 2006 to April
                                                         2007, Interim Chief Compliance
                                                         Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife
                                                         Advisers, LLC; since November
                                                         2006, Chief Compliance Officer,
                                                         MetLife Investment Advisors
                                                         Company, LLC.

Mary Moran Zeven            Assistant     From October   Since 2002, Senior Vice President
2 Avenue de Lafayette       Secretary     2001 to        and Senior Managing Counsel,
Boston, Massachusetts 02111               present        State Street Bank and Trust
(47)                                                     Company.

William C. Cox              Assistant     From November  Since 1997, Vice President and
2 Avenue de Lafayette       Treasurer     2004 to        Senior Director, Fund
Boston, Massachusetts                     present        Administration Division, State
02111                                                    Street Bank and Trust Company.
(41)
-------------------------------------------------------------------------------------------
----------------------
+  The Fund Complex includes the Trust (52 portfolios), Metropolitan Series
   Fund, Inc. (36 portfolios) and Metropolitan Series Fund
    II (1 portfolio).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.
* Mr. Boulware is an "interested person" of the Trust as a result of his prior affiliation with an affiliate of the Adviser to one of the Trust's Portfolios.


    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

         The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2007.


         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen or Mr. Bernier from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 22 meetings during the fiscal year ended December 31, 2007.


                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2007.

---------------------------------------------- --------------------------------



                                                               Total
                                                               Compensation
Trustee                                 Aggregate              From Fund
                                        Compensation           Complex+ Paid
                                        from Trust             to Trustee
                                         ---------             -----------
        Independent Trustee

        Elizabeth M. Forget                None                 None

        Disinterested Trustees

        Stephen M. Alderman                $155,500             $155,500
        Jack R. Borsting                   $125,500             $125,500
        Daniel A. Doyle                    $107,722             $107,722
        Theodore A. Myers*                 $125,500             $125,500
        Dawn M. Vroegop                    $135,500             $135,500
   ---------------------------------------------------------------------
----------------------

+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
* Mr. Myers resigned from the Board in February, 2008.



   Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     Trustees' and Officers' Share Ownership

         As of December 31, 2007, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

     Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.


     The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.



     Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

     Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:




o   Barger & Wolen, LP                                  o     Lipper Inc.
o   Bear Stearns                                        o     Loan X
o   Bloomberg L.P.                                      o     Morningstar Associates, LLC
o   CIBC World Markets                                  o     Morningstar, Inc.
o   Credit Suisse                                       o     Plexus Plan Sponsor Group, Inc.
o   Deloitte & Touche LLP                               o     RR Donnelley
o   Diversified Information Technologies, Inc.          o     Reuters
o   FRI Corporation                                     o     State Street Bank and Trust Company
o   Ibbotson Associates, Inc.                           o     State Street Global Markets
o   Institutional Shareholder Services Inc.             o     Street Software Technology, Inc.
o   Interactive Data Corporation                        o     Sullivan & Worcester LLP
o   ITG, Inc.                                           o     Thompson Financial




         The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                          INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.


         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004, as amended ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004 and as initial shareholder of American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.


         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:



     ------------------------------------------------------ ---------------------------------------------------------
                           Portfolio                                                  Fee
     ------------------------------------------------------ ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                              0.80% of the first $100 million of such assets plus 0.75% of such assets over $100  million up to $200 million plus 0.70%
                                                          of such assets over $200 million up to $1 billion plus 0.65%
                                                          of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                  0.88% of first $500 million of such assets plus 0.83% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                            0.65% of the first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                      0.60%


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                  0.625% of first $250  million of such  assets  plus 0.60% of such assets over $250 million up to $500 million plus 0.575%
                                                          of such assets over $500 million up to $1 billion plus 0.55%
                                                          on such assets  over $1 billion up to $2 billion  plus 0.50%
                                                          of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $750 million plus 0.55%
                                                          of such assets over $750 million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Dreman Small Cap Value                                    0.80% of first $100  million of such  assets  plus 0.775% of such assets over $100 million up to $500 million plus 0.750%
                                                          of such  assets  over $500  million  up to $1  billion  plus
                                                          0.725% on such assets over $1 billion



---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/Franklin Income                                       0.80% of first $200  million of such  assets  plus 0.675% of such assets over $200  million up to $500  million  plus 0.65% of such assets over $500 million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/Franklin Mutual Shares                               0.80%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                               0.75% of first $200 million of such assets plus 0.70% of
                                                          such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                              0.85% of first  $100  million of such  assets  plus 0.80% of such assets  over $100  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                               0.65% on first $1 billion of such assets plus 0.60% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                            0.70% of first $500  million of such  assets  plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                     0.65% of first  $500  million of such  assets  plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets  over $1 billion up to $2 billion  plus 0.50% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                        0.50%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                   0.65% of the first $200 million of such assets plus 0.63%
                                                          of such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                              0.70% of first  $500  million of such  assets  plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                0.60% of first  $250  million of such  assets  plus 0.55% of such assets over $250  million up to $500 million plus 0.50%
                                                          of such assets over $500 million up to $1 billion plus 0.45%
                                                          of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                             0.60% of first  $600  million of such  assets  plus 0.55% of such assets over $600  million up to $1.1  billion  plus 0.50% of such assets over $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                 0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200 million up to $500 million plus 0.625%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MFS(R)  Emerging  Markets Equity                          1.05% of first  $250  million of such  assets  plus 1.00% of such assets over $250  million up to $500  million  plus 0.85% of such assets  over $500  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MFS(R)  Research  International                           0.80% of first  $200  million of such  assets  plus 0.75% of such assets over $200  million up to $500  million  plus 0.70% of such assets  over $500  million  up to $1  billion  plus 0.65% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation                          0.65% of first $150 million of such assets plus 0.625% of
                                                          such assets over $150 million up to $300 million plus
                                                          0.60% of such assets over $300 million up to $500 million
                                                          plus 0.55% of such assets over $500 million up to $700
                                                          million plus 0.525% of such assets over $700 million up
                                                          to $900 million plus 0.50% of such assets over $900
                                                          million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                            0.50% of the first $1.2 billion of such assets plus 0.45%
                                                          of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                        0.50% of the first $1.2  billion of such  assets plus 0.475%
                                                          of such assets over $1.2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Pioneer  Fund                                             0.750% of first $250  million of such  assets plus 0.700% of such assets over $250  million up to $500  million plus 0.675% of such assets  over $500  million up to $1 billion  plus  0.650% of such assets  over $1  billion  up to $2  billion  plus  0.600% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Pioneer  Strategic  Income                                0.60% of first  $500  million of such  assets  plus 0.55% of such assets  over $500  million  up to $1  billion  plus 0.53% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

RCM Technology                                            0.88% of first $500 million of such assets plus 0.85% of
                                                          such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity                                  0.70% of first $150 million of such  assets,  plus 0.675% of such assets over $150 million up to $300  million,  plus 0.65% of such assets  over $300  million up to $1  billion,  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

T. Rowe Price Mid Cap Growth                              0.75%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


Met/Templeton  Growth                                     0.70% of first  $100  million of such  assets  plus 0.68% of such assets over $100  million up to $250 million plus 0.67%
                                                          of such assets  over $250  million up to $500  million  plus
                                                          0.66% of such  assets over $500  million up to $750  million plus 0.65% of such assets over $750 million



---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                              0.75% of first $1 billion of such assets plus 0.70% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                     0.80% of first $300 million of such assets plus 0.70% of
                                                          such assets over $300 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Van Kampen  Comstock                                      0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million up to $1 billion  plus  0.525% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Van Kampen Mid Cap Growth                                 0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200 million up to $500 million plus 0.625%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

American Funds Balanced Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation                          0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Aggressive  Strategy                             0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife Balanced Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Defensive  Strategy                              0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Growth  Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife Moderate Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Conservative  Growth                           0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500  million  plus 0.10% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Growth                                         0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500 million plus 0.10%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Growth and Income                              0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500 million plus 0.10%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


Met/Franklin Templeton Founding Strategy                  0.05%


---------------------------------------------------------------------------------------------------------------------

         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006 or October 31, 2005, as noted.



-----------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/07
                                         Investment         Investment      Other Expenses     Deferred Expense
                                        Management Fee     Management Fee      Reimbursed        Reimbursement
     Portfolio                               Paid             Waived
     ----------                         -------------      -------------     -------------     -----------------


Met/AIM Capital Appreciation (9)        $1,751,789         $---              $---              $---

Met/AIM Small Cap Growth                6,752,950           ---               ---               ---

Batterymarch Growth and Income          3,071,575          223,355           20,579            ---


BlackRock High Yield                    1,707,809          ---               ---               24,994

BlackRock Large Cap Core                7,881,120          ---               ---               82,236

Clarion Global Real Estate (1)          8,580,974          ---               ---               ---

Dreman Small Cap Value                  1,172,742          ---               ---               37,273

Goldman Sachs Mid Cap Value             3,873,402          ---               ---               ---

Harris Oakmark International           18,674,560          ---               ---               ---

Janus Forty                             6,611,066          ---               ---               ---

Lazard Mid Cap                          5,094,851          1,126             ---               ---

Legg Mason Partners                     6,288,191          ---               ---               ---
   Aggressive Growth

Legg Mason Partners Managed             1,293,568          ---               ---               ---
   Assets

Legg Mason Value Equity                 8,949,822          ---               ---               ---

Loomis Sayles Global Markets            5,615,764          ---               ---               ---

Lord Abbett Bond Debenture              9,801,505          ---               ---               70,796

Lord Abbett Growth and                 19,893,949          ---               ---               ---
   Income

Lord Abbett Mid Cap Value               3,269,897          ---               ---               90,000
   Portfolio

MFS(R) Emerging Markets                 5,383,725          ---               ---              375,934
   Equity

MFS(R) Research International          11,403,214          ---               ---               ---

Oppenheimer Capital                     5,633,745          ---               ---               ---
   Appreciation

PIMCO Inflation Protected               6,138,802          ---               ---               ---
   Bond

PIMCO Total Return                     18,014,014          ---               ---               ---


Pioneer Fund                              351,709          9,250             ---               14,246



Pioneer Strategic Income               1,951,027           ---               ---               ---

Rainier Large Cap Equity                 664,775            81               ---               ---

RCM Technology                         2,727,184           ---               ---               ---

T. Rowe Price Mid Cap Growth           7,316,173           ---               ---               ---

Third Avenue Small Cap Value          13,073,985           ---               ---               ---

Turner Mid Cap Growth                  3,118,476           ---               ---               ---

Van Kampen Comstock                   10,152,378           ---               ---               ---


Van Kampen Mid Cap                       664,558           6,445             ---               ---
Growth

MetLife Aggressive Strategy              773,161          11,142            4,569             ---

MetLife Balanced Strategy              3,396,810           ---               ---               ---

MetLife Defensive Strategy               630,611          54,067           13,745            ---

MetLife Growth Strategy                3,850,359           ---               ---               ---

MetLife Moderate Strategy              1,365,189           ---               ---               ---

Strategic Conservative Growth            396,216         126,028            3,382            ---

Strategic Growth                         383,971         131,207               73             ---

Strategic Growth and Income              235,505         127,809            6,825             ---

----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


                                                                                               12/31/06
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
           Portfolio                            Paid              Waived
           ---------                         ------------       -------------     -----------        --------------
Met/AIM Small Cap Growth                  $5,208,050              $---              $---                $---

Batterymarch Growth and                    2,057,034             225,909             ---                 ---
   Income

BlackRock High Yield (2)                     488,192              24,994            ---                 ---

BlackRock Large Cap Core (3)               1,014,593              82,236            ---                 ---

Clarion Global Real Estate(1)              6,057,682              ---               ---                 ---

Dreman Small Cap Value                       297,691             108,951            ---                 ---

Goldman Sachs Mid Cap Value                3,106,141              ---               ---                  876

Harris Oakmark International              13,191,319              ---               ---                 ---

Janus Forty(4)                             6,710,661              ---               ---                 ---

Lazard Mid Cap (5)                         3,031,355              ---               ---                 ---

Legg Mason Partners                        5,333,277              ---               ---                 ---
   Aggressive Growth (6)

Legg Mason Partners Managed                1,348,879              ---               ---                 ---
   Assets

Legg Mason Value Equity                    4,005,093              54,098            ---              101,700

Loomis Sayles Global Markets               2,059,460               ---              ---                 ---

Lord Abbett Bond Debenture                 8,565,789               ---               ---                 ---

Lord Abbett Growth and                   17,136,570                ---               ---                 ---
   Income

Lord Abbett Mid Cap Value                 2,389,129                ---               ---                 ---
   Portfolio

MFS(R) Emerging Markets                   2,022,193              375,934             ---                 ---
   Equity

MFS(R) Research International              8,460,330               ---               ---                 ---

Oppenheimer Capital                       6,068,516                ---               ---                 ---
   Appreciation

PIMCO Inflation Protected                 5,654,987                ---               ---                 ---
   Bond

PIMCO Total Return                       12,360,372                ---               ---                 ---

Pioneer Fund                                320,224              56,750              ---                 ---

RCM Technology (7)                        2,334,468               ---                ---              108,060

T. Rowe Price Mid Cap Growth              5,928,302               ---                ---                 ---

Third Avenue Small Cap Value              8,709,531               ---                ---                 ---

Turner Mid Cap Growth                     2,255,859               ---                ---                 ---

Van Kampen Comstock                       6,849,608               ---                ---                 ---

Van Kampen Mid Cap                          483,646             127,383              ---                 ---
   Growth (8)

MetLife Aggressive Strategy                 701,061               98,965             ---                 ---

MetLife Balanced Strategy                 3,127,701              166,290            ---              246,817

MetLife Defensive Strategy                  454,077              170,658            ---                 ---

MetLife Growth Strategy                   3,009,601               98,229            ---              178,334

MetLife Moderate Strategy                 1,099,558               ---               ---               78,534

Strategic Conservative Growth                11,819               11,819            24,846             ---

Strategic Growth                              6,329                6,329            30,336             ---

Strategic Growth and Income                   9,280                9,280            27,385             ---

                                                                           10/31/06

Met/AIM Capital Appreciation (8)          $1,760,214               $---              $---                $---

Pioneer Strategic Income (10)              1,565,645                ---               ---                 ---
----------------------------------------------------------------------------------------------------------------------
----------------------
(1) Formerly Neuberger Berman Real Estate.

(2) Formerly Federated High Yield.

(3) Formerly Mercury Large Cap Core.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.

(10) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $288,983, $0, $0, $0, respectively.

------------------------------------------------------------------------------

                                                                                               12/31/05

                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
       Portfolio                                Paid              Waived
       ---------                              ------------      ------------      ------------      --------------

Met/AIM Small Cap Growth                         $4,065,172       $---              $---              $186,470

BlackRock High Yield (1)                            555,974       ---               ---                 ---

BlackRock Large Cap Core                            980,510       ---               ---                 ---
   Portfolio(2)

Clarion Global Real Estate (3)                    2,760,936       ---               ---                 ---

Dreman Small Cap Value                               22,380      22,380            51,727               ---

Goldman Sachs Mid Cap                             2,377,124       ---               ---                 ---
   Value

Harris Oakmark International                      8,535,923       ---               ---                 ---

Janus Forty(4)                                    7,347,893       ---               ---                 ---

Lazard Mid Cap(5)                                 2,171,692       ---               ---                 ---

Legg Mason Partners                               4,470,882       ---               ---                 55,811
  Aggressive Growth(6)

Legg Mason Partners Managed                       1,412,933       ---               ---
   Assets

Legg Mason Value Equity(7)                            5,322       5,322            42,358               ---

Lord Abbett Bond Debenture                        7,382,524       ---               ---                 ---

Lord Abbett Growth and                           15,579,274       ---               ---                 ---
   Income

Lord Abbett Mid Cap Value                         2,176,402       ---               ---                 ---

MFS(R) Research International                     6,477,000       ---               ---                465,232

Oppenheimer Capital                               5,967,811       ---               ---                527,389
   Appreciation

PIMCO Inflation Protected                         4,472,486       ---               ---                 ---
   Bond

PIMCO Total Return                                9,764,321       ---               ---                232,938

Pioneer Fund                                        283,477       ---               ---                 ---

RCM Technology(8)                                 1,874,614         973             ---                296,190

T. Rowe Price Mid Cap Growth                      4,367,844       ---               ---                  2,646

Third Avenue Small Cap Value                      5,688,594       ---               ---                 ---

Turner Mid Cap Growth                             1,478,543       ---               ---                 ---

Van Kampen Comstock (9)                           3,209,721       ---               ---                 ---

Van Kampen Mid Cap                                  424,159      33,406             ---                 ---
   Growth(10)

MetLife Aggressive Strategy                         510,587     122,410             ---                 ---

MetLife Balanced Strategy                         1,366,679      47,538             ---                 ---

MetLife Defensive Strategy                          274,780     130,573             ---                 ---

MetLife Growth Strategy                           1,264,098      47,117             ---                 ---

MetLife Moderate Strategy                           822,266      45,545             ---                 ---


                                                                           10/31/05
Met/AIM Capital Appreciation                     $1,932,760      $---              $---                $---

Pioneer Strategic Income                          1,076,933       ---               ---                 ---
----------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Neuberger Berman Real Estate.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) For the period from 11/1/05 through 12/31/05

(8) Formerly RCM Global Technology.

(9) For the period from 5/1/05 through 12/31/05

(10) Formerly Lord Abbett Growth Opportunities.



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Manager changed the Adviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.




         Following are the Advisers to the Portfolios.

      ------------------------------------------------------ ---------------------------------------------------
                            Portfolio                                            Adviser(s)
      ------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Met/AIM Capital Appreciation                               Invesco Aim Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth                                   Invesco Aim Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                             Batterymarch Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                       BlackRock Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                   BlackRock Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate                                 ING Clarion Real Estate Securities L.P.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                     Dreman Value Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/Franklin Income Portfolio                              Franklin Advisers, Inc.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/Franklin Mutual Shares Portfolio                       Franklin Mutual Advisers, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                                Goldman Sachs Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International                               Harris Associates L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Janus Forty                                                Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                             Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                      ClearBridge Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                         Batterymarch Financial Management, Inc.
                                                           Western Asset Management Company
                                                           ClearBridge Advisors, LLC
                                                           Legg Mason Global Asset Allocation, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                    Legg Mason Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                               Loomis, Sayles & Company, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                 Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                              Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                  Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                               Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Research International                                Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                             Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                         Pacific Investment Management Company  LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Fund                                               Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                   Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RCM Technology                                             RCM Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                   Rainier Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                               T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio                             Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                               Third Avenue Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                      Turner Investment Partners, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                        Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Van Kampen Mid Cap Growth                                  Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Conservative Growth                              Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Growth                                           Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Growth and Income                                Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------

         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 or October 31, 2006 and October 31, 2005, as noted.
---------------------------------------------- --------------- ----------------


                  Portfolio                       12/31/07          12/31/06         12/31/05
                  ---------                       --------          --------         --------

Met/AIM Capital Appreciation                    $801,315           $N/A              $N/A

Met/AIM Small Cap Growth                       4,559,184        $3,576,194        $2,834,581

Batterymarch Growth and Income                 1,417,674           949,401            N/A

BlackRock High Yield(1)                          996,222           290,428           342,138

BlackRock Large Cap Core (2)                   4,071,350           458,203           442,811

Clarion Global Real Estate (3)                 4,691,895         3,316,989         1,532,812

Dreman Small Cap Value                           806,960           211,455            12,198

Goldman Sachs Mid Cap Value                    2,268,730         1,830,295         1,413,714

Harris Oakmark International                   12,208,040        8,552,546         5,580,751

Janus Forty(4)                                  3,551,570        3,604,800         3,967,827

Lazard Mid Cap(5)                               2,886,028        1,731,383         1,279,000

Legg Mason Partners Aggressive                  3,222,082        2,908,325         2,483,363
   Growth(6)

Legg Mason Partners Managed                       717,405          753,708           796,047
   Assets

Legg Mason Value Equity                         5,414,178        2,428,561             3,422

Loomis Sayles Global Markets                    3,346,169        1,260,814           N/A

Lord Abbett Bond Debenture                      4,342,335        3,793,129         3,267,233

Lord Abbett Growth and Income                   9,330,644        8,105,142         7,529,675

Lord Abbett Mid Cap Value                       2,047,158        1,508,695         1,377,786

MFS(R) Emerging Markets                         3,934,568        1,521,475           N/A

MFS(R) Research International                   7,344,285        5,533,253         4,287,870

Oppenheimer Capital Appreciation                3,194,424        3,475,880         3,374,156

PIMCO Inflation Protected Bond                  3,014,124        2,827,494         2,236,243

PIMCO Total Return                              9,007,007        6,180,187         4,882,160

Pioneer Fund                                      175,854          160,112           141,738

Pioneer Strategic Income                          926,013             N/A              N/A

Rainier Large Cap Equity(11)                      364,808             N/A              N/A

RCM Technology(7)                               1,859,444        1,606,312         1,284,865

T. Rowe Price Mid Cap Growth                    4,712,834        3,916,356         2,867,713

Third Avenue Small Cap Value                    8,333,276        5,529,774         3,663,156

Turner Mid Cap Growth                           1,986,877        1,435,957           949,090

Van Kampen Comstock                             5,731,603        4,000,299         1,899,968

Van Kampen Mid Cap Growth(8)                      427,216          310,915           272,674

Strategic Conservative Growth(12)                 191,928            3,940             N/A

Strategic Growth(12)                              184,970            3,093             N/A

Strategic Growth and Income(12)                    85,526            2,110             N/A

   10/31/06          10/31/05

Met/AIM Capital Appreciation(9)                                    824,884           905,981



Pioneer Strategic Income (10)                                      751,048           502,569
-------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Neuberger Berman Real Estate.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $117,689.

(10) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $141,412.

(11) For the period from 11/1/07 through 12/31/07.

(12) For the period from 11/1/06 through 12/31/06.


         Portfolio Management

         Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

         The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2008 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2007, December 31, 2006, and December 31, 2005, an aggregate of $2,506,645, $3,424,737, and $2,105,465, respectively, was paid to the Administrator.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Dreman Small Cap Value, Janus Forty, BlackRock Large Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios and certain other portfolios that no longer exist paid administration fees in 2005 in the aggregate amount of $1,114,719 and $336,527 for the period January 1, 2006 through April 30, 2006.

          The Distributor

         With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2007:*



      ------------------------------------------------ -----------------------------------------------------
                         Portfolio                          Total Distribution Fee Paid to Distributor



Met/AIM Capital Appreciation                                                $21,218



Met/AIM Small Cap Growth                                                    782,654

BlackRock Large Cap Core                                                    257,875


Clarion Global Real Estate (1)                                            1,637,003



Goldman Sachs Mid Cap Value                                                 522,560

Harris Oakmark International                                              2,658,580

Janus Forty                                                                  22,495

Lazard Mid Cap                                                              712,480

Legg Mason Partners Aggressive                                              603,989
   Growth


Legg Mason Value Equity                                                     327,436



Loomis Sayles Global Markets                                                 63,543


Lord Abbett Bond Debenture                                                2,047,665



Lord Abbett Growth and Income                                             4,064,072

Lord Abbett Mid Cap Value                                                   995,362

MFS(R) Emerging Markets                                                      91,387


MFS(R) Research International                                             1,894,862



Oppenheimer Capital Appreciation                                          1,379,516

PIMCO Inflation Protected Bond                                              934,833

PIMCO Total Return                                                        3,211,973

Rainier Large Cap Equity                                                      1,285

RCM Technology                                                              293,004

T. Rowe Price Mid Cap Growth                                              1,261,869


Third Avenue Small Cap Value                                              1,872,565



Turner Mid Cap Growth                                                       189,747

Van Kampen Comstock                                                         398,539

Van Kampen Mid Cap Growth                                                   163,644

MetLife Aggressive Strategy                                               2,159,782

MetLife Balanced Strategy                                                15,106,598

MetLife Defensive Strategy                                                1,685,339

MetLife Growth Strategy                                                  17,368,722

MetLife Moderate Strategy                                                 4,948,645


Strategic Conservative Growth                                               673,750



Strategic Growth                                                            392,509

Strategic Growth and Income                                                 650,175

------------------------------------------------------------------------------------------------------------

         (1) Formerly Neuberger Berman Real Estate.


         * Other than American Funds Bond Portfolio, American Funds Growth
Portfolio, American Funds International Portfolio, American Funds Balanced
Allocation Portfolio, American Funds Growth Allocation Portfolio and American
Funds Moderate Allocation Portfolio, the Portfolios currently do not offer Class
C shares.


         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

          Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

          Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

          Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

          Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Registered Public Accounting Firm


         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts, serves as the Trust's independent auditors.


                             REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                                FEDERAL INCOME TAXES


         Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio and Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Underlying Portfolio or substitute the shares of one Portfolio or Underlying Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.


         Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.


                    ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.


         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fifty-four series, fifty-two of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Lord Abbett Bond Debenture,
T. Rowe Price Mid Cap GrowthThe Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


         Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies
- Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2007, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust. No Class C shares were outstanding as of December 31, 2007.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2007, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS


         The financial statements of the Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, Batterymarch Growth and Income, BlackRock High Yield, BlackRock Large Cap Core Portfolio, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, Rainier Large Cap Equity, RCM Technology, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios for the year ended December 31, 2007, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.




                                     APPENDIX A

                                Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                APPENDIX B

                     PROXY VOTING POLICIES AND PROCEDURES

                               INVESCO PERPETUAL

                        POLICY ON CORPORATE GOVERNANCE

1. INTRODUCTION

   INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2. RESPONSIBLE VOTING

   IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

   IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

   One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix i--Voting on non-UK/European shares)

   IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

      i) To protect the rights of its clients

      ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

      iii) To protect the long-term value of its clients' investments.

   It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

   IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

   Note: Share Blocking

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3. VOTING PROCEDURES

   IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

   IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

   IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4. DIALOGUE WITH COMPANIES

   IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

   Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

    .  Nomination and audit committees

    .  Remuneration committee and directors' remuneration

    .  Board balance and structure

    .  Financial reporting principles

    .  Internal control system and annual review of its effectiveness

    .  Dividend and Capital Management policies

5. NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

   These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

   Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

      i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

      ii) What other companies have done in response to the issue

      iii) Whether implementation would achieve the objectives sought in the proposal

      iv) Whether the matter is best left to the Board's discretion.

6. EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

   IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7. DISCLOSURE

   On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

      (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

      (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

      (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note:The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                  APPENDIX I

                       VOTING ON NON-UK/EUROPEAN SHARES

   When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

    - the likely impact of voting on management activity, versus the cost to the client

    - the portfolio management restrictions (e.g. share blocking) that may result from voting

    -  the preferences, where expressed, of clients

   Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

SHARE BLOCKING

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

AIM INVESTMENTS PROXY VOTING GUIDELINES
(Effective as of February 22, 2007)

   The following Proxy Voting Guidelines are applicable to all funds managed by AIM Advisors, Inc. ("AIM")./1/

INTRODUCTION

OUR BELIEF

   AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

   In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

   Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

   The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

   The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

   Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

   Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

   The following are specific voting issues that illustrate how AIM applies this principle of accountability.

    . ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

       Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

    . DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

    . AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

    . MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

    . CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

    . SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

    . RESPONSIVENESS. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

    . CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

    . SHAREHOLDER ACCESS. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

   AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

   Following are specific voting issues that illustrate how AIM evaluates incentive plans.

    . EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

    . EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

    . EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

    . SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

   Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

   Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

   Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

   AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

   The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

   Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

   These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS

   In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

   One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

   Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

   An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

   AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

   A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

   AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

   If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

   Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

   On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

   PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

   FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

   A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

- --------
FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE (hyperlink to AIM Funds Management Inc.'s proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click HERE (hyperlink to INVESCO Asset Management Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE (hyperlink to INVESCO Hong Kong Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                         PROXY POLICIES AND PROCEDURES
                         (AS AMENDED OCTOBER 1, 2005)

A. PROXY POLICIES

   Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

   I. BOARDS OF DIRECTORS

   A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

   There are some actions by directors that should result in votes being withheld. These instances include directors who:

    . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

    . Attend less than 75 percent of the board and committee meetings without a valid excuse;

    .  It is not clear that the director will be able to fulfill his function;

    .  Implement or renew a dead-hand or modified dead-hand poison pill;

    . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

    . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

    . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Portfolio manager's assessment;

    .  Qualifications of director nominees (both slates);

    . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

    .  Background to the proxy contest.

                                                                      EXHIBIT A


   II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

    .  It is not clear that the auditors will be able to fulfill their function;

    . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

    . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

   III. COMPENSATION PROGRAMS

   Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

    . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

    . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

    . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

    . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

    . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

   IV. CORPORATE MATTERS

   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

    . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

    . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                                                                      EXHIBIT A


    . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

    . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

   V. SHAREHOLDER PROPOSALS

   Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

    . We will generally abstain from shareholder social and environmental proposals.

    . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

    . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

    . We will generally vote for proposals to lower barriers to shareholder action.

    . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

   VI. OTHER

    . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

    . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

    . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

   AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

                                                                      EXHIBIT A


   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

    2. AIM will not publicly announce its voting intentions and the reasons therefore.

    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

   If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

   If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm
AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

                                                                      EXHIBIT A


   If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

   If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

   When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

   If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                     PROXY VOTING POLICIES AND PROCEDURES

                          FOR BLACKROCK ADVISORS, LLC
             AND ITS AFFILIATED SEC REGISTERED INVESTMENT ADVISERS

                              SEPTEMBER 30, 2006



Copyright (C) 2006 BlackRock, Inc.
All rights reserved.

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----

                    Introduction.......................   1

                    Scope of Committee Responsibilities   2

                    Special Circumstances..............   3

                    Voting Guidelines..................   4

                       Boards of Directors.............   5

                       Auditors........................   6

                       Compensation and Benefits.......   7

                       Capital Structure...............   7

                       Corporate Charter and By-Laws...   8

                       Corporate Meetings..............   8

                       Investment Companies............   8

                       Environmental and Social Issues.   9

                    Notice to Clients..................  10

                     PROXY VOTING POLICIES AND PROCEDURES

   These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers/1/ ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances./2/ Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

   When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,/3/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA")./4/ When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts./5/ It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

   Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

   In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.

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/1/ The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
/2/ In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
/3/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
/4/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/5/ Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients./6 /The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

   The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts./7/

   The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

   The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues--such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./8/

   While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

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/6/ Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
/7/ The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
/8/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict./ /

   The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2./9/ All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

   The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

   To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

   ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

   SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

   VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's

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/9/ The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

   As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

   SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client")./10 /In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

    . The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

    . if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

   The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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/10/ Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

A. BOARDS OF DIRECTORS

   These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

 #  VOTE AND DESCRIPTION
- --- --------------------
A.1 FOR nominees for director of United States companies in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

    .   voted to implement or renew a "dead-hand" poison pill

    .   ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   failed to act on takeover offers where the majority of the shareholders have tendered their shares

    .   are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

    .   sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, EXCEPT FOR nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

 #   VOTE AND DESCRIPTION
- ---- --------------------
A.10 AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of
     72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

   These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, EXCEPT FOR

    .   auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

    .   auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

    .   on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2 FOR proposals seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, EXCEPT FOR proposals that would require rotation after a period of less than 5 years

C. COMPENSATION AND BENEFITS

   These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

   The Committee's general policy is to vote:

C.1  IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based SOLELY on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2  FOR proposals to eliminate retirement benefits for outside directors

C.3  AGAINST proposals to establish retirement benefits for outside directors

C.4  FOR proposals approving the remuneration of directors or of supervisory board members

C.5  AGAINST proposals to reprice stock options

C.6  FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7  FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8  AGAINST proposals seeking to pay outside directors only in stock

C.9  FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. CAPITAL STRUCTURE

   These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

   The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR management proposals approving share repurchase programs

D.4 FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. CORPORATE CHARTER AND BY-LAWS

   These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

   The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR management proposals to change the company's name

F. CORPORATE MEETINGS

   These are routine proposals relating to various requests regarding the formalities of corporate meetings.

   The Committee's general policy is to vote:

F.1  AGAINST proposals that seek authority to act on "any other business that may arise"

F.2  FOR proposals designating two shareholders to keep minutes of the meeting

F.3  FOR proposals concerning accepting or approving financial statements and statutory reports

F.4  FOR proposals approving the discharge of management and the supervisory board

F.5  FOR proposals approving the allocation of income and the dividend

F.6  FOR proposals seeking authorization to file required documents/other formalities

F.7  FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8  FOR proposals appointing inspectors of elections

F.9  FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. INVESTMENT COMPANIES

   These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

   The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

    .   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2 FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6 FOR classified boards of closed-end investment companies

H. ENVIRONMENTAL AND SOCIAL ISSUES

   These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

   The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non- required reports on:

    .   environmental liabilities;

    .   bank lending policies;

    .   corporate political contributions or activities;

    .   alcohol advertising and efforts to discourage drinking by minors;

    .   costs and risk of doing business in any individual country;

    .   involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4 AGAINST proposals seeking implementation of the CERES principles

                               NOTICE TO CLIENTS

   BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request./11/ BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

   BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

   These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

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/11/ Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52/nd/ Street, New York, New York 10022.

I. PROXY VOTING POLICY AND PROCEDURES

   A. POLICY.

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

   B. PROXY VOTING PROCEDURES.

   All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

      1. Keep a record of each proxy received.

      2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

      3. Determine which accounts managed by DVM holds the security to which the proxy relates.

      4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

      6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

      7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

      8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31/st/ of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

       .  the name of the issuer of the portfolio security;

       .  the exchange ticker symbol of the portfolio security/1/;

       .  the CUSIP number of the portfolio security/1/;

       .  the shareholder meeting date;

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/1/ The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

       .  a brief description of the matter voted on;

       .  whether the matter was put forward by the issuer or a shareholder;

       .  whether the investment company Client voted;

       .  how the investment company Client cast its vote; and

       . whether the investment company Client cast its vote for or against management.

   C. VOTING GUIDELINES.

   In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

   Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

   Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

      1. Whether the proposal was recommended by management and DVM's opinion of management;

      2. Whether the proposal acts to entrench existing management; and

      3. Whether the proposal fairly compensates management for past and future performance.

   DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

   D. CONFLICTS OF INTEREST.

   The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

   If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

   E. DISCLOSURE.

   DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

   A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

   F. RECORD KEEPING.

   The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

      1. Copies of these proxy voting policies and procedures and any amendments thereto.

      2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

      4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

      6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

                         FRANKLIN MUTUAL ADVISERS, LLC

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities.

However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:

Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                       TEMPLETON GLOBAL ADVISORS LIMITED

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                                                                      July 2003

                             GOLDMAN, SACHS & CO.
                     GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                 GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                          GOLDMAN SACHS PRINCETON LLC
                            (COLLECTIVELY, "GSAM")

                       SUMMARY OF POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

PUBLIC EQUITY INVESTMENTS

OVERVIEW OF GSAM PROXY VOTING POLICY

   To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

   The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM's fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

   Each GSAM equity portfolio management team ("Portfolio Management Team") has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team's investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

   In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services ("ISS"), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM's decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM's oversight, will generally result in proxy voting decisions which are favorable to shareholders' interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

CONFLICTS OF INTEREST

   The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team's decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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                        GOLDMAN SACHS ASSET MANAGEMENT

                            POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

   Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

   To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

   In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require:
(i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

   The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

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* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

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   Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

   While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

   Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

   In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

   As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

   Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

   Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by

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GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

   GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

   Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

   Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                     APPENDIX A

                 ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    .  Historic trading patterns

    .  Rationale for the repricing

    .  Value-for-value exchange

    .  Option vesting

    .  Term of the option

    .  Exercise price

    .  Participation

B. EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    .  Potential voting power dilution is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                            ISS 2007 US PROXY VOTING GUIDELINES
                                                                        SUMMARY

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                   ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                      EFFECTIVE FOR MEETINGS FEB 1, 2007
                           UPDATED DECEMBER 15, 2006

   The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

   1. OPERATIONAL ITEMS.................................................  6
      Adjourn Meeting...................................................  6
      Amend Quorum Requirements.........................................  6
      Amend Minor Bylaws................................................  6
      Auditor Indemnification and Limitation of Liability...............  6
      Auditor Ratification..............................................  6
      Change Company Name...............................................  7
      Change Date, Time, or Location of Annual Meeting..................  7
      Transact Other Business...........................................  7

   2. BOARD OF DIRECTORS:...............................................  8
      Voting on Director Nominees in Uncontested Elections..............  8
      2007 Classification of Directors.................................. 10
      Age Limits........................................................ 11
      Board Size........................................................ 11
      Classification/Declassification of the Board...................... 12
      Cumulative Voting................................................. 12
      Director and Officer Indemnification and Liability Protection..... 12
      Establish/Amend Nominee Qualifications............................ 13
      Filling Vacancies/Removal of Directors............................ 13
      Independent Chair (Separate Chair/CEO)............................ 13
      Majority of Independent Directors/Establishment of Committees..... 14
      Majority Vote Shareholder Proposals............................... 14
      Office of the Board............................................... 14
      Open Access....................................................... 15
      Performance Test for Directors.................................... 15
      Stock Ownership Requirements...................................... 16
      Term Limits....................................................... 16

   3. PROXY CONTESTS.................................................... 17
      Voting for Director Nominees in Contested Elections............... 17
      Reimbursing Proxy Solicitation Expenses........................... 17
      Confidential Voting............................................... 17

   4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................... 18
      Advance Notice Requirements for Shareholder Proposals/Nominations. 18
      Amend Bylaws without Shareholder Consent.......................... 18
      Poison Pills...................................................... 18
      Shareholder Ability to Act by Written Consent..................... 18
      Shareholder Ability to Call Special Meetings...................... 19
      Supermajority Vote Requirements................................... 19

   5. MERGERS AND CORPORATE RESTRUCTURINGS.............................. 20
    Overall Approach.................................................... 20
      Appraisal Rights.................................................. 20

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Asset Purchases............................................................................ 20
   Asset Sales................................................................................ 21
   Bundled Proposals.......................................................................... 21
   Conversion of Securities................................................................... 21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 21
   Formation of Holding Company............................................................... 22
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 22
   Joint Ventures............................................................................. 22
   Liquidations............................................................................... 23
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 23
   Private Placements/Warrants/Convertible Debentures......................................... 23
   Spinoffs................................................................................... 23
   Value Maximization Proposals............................................................... 24

6. STATE OF INCORPORATION..................................................................... 25
   Control Share Acquisition Provisions....................................................... 25
   Control Share Cash-out Provisions.......................................................... 25
   Disgorgement Provisions.................................................................... 25
   Fair Price Provisions...................................................................... 25
   Freeze-out Provisions...................................................................... 25
   Greenmail.................................................................................. 26
   Reincorporation Proposals.................................................................. 26
   Stakeholder Provisions..................................................................... 26
   State Antitakeover Statutes................................................................ 26

7. CAPITAL STRUCTURE.......................................................................... 27
   Adjustments to Par Value of Common Stock................................................... 27
   Common Stock Authorization................................................................. 27
   Dual-Class Stock........................................................................... 27
   Issue Stock for Use with Rights Plan....................................................... 27
   Preemptive Rights.......................................................................... 27
   Preferred Stock............................................................................ 28
   Recapitalization........................................................................... 28
   Reverse Stock Splits....................................................................... 28
   Share Repurchase Programs.................................................................. 28
   Stock Distributions: Splits and Dividends.................................................. 29
   Tracking Stock............................................................................. 29

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 30
 Equity Compensation Plans.................................................................... 30
   Cost of Equity Plans....................................................................... 30
   Repricing Provisions....................................................................... 30
   Pay-for Performance Disconnect............................................................. 31
   Three-Year Burn Rate/Burn Rate Commitment.................................................. 32
   Poor Pay Practices......................................................................... 33
 Specific Treatment of Certain Award Types in Equity Plan Evaluations:........................ 34
   Dividend Equivalent Rights................................................................. 34
   Liberal Share Recycling Provisions......................................................... 34
 Other Compensation Proposals and Policies.................................................... 34
   401(k) Employee Benefit Plans.............................................................. 34
   Director Compensation...................................................................... 34

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Director Retirement Plans................................................................... 35
   Employee Stock Ownership Plans (ESOPs)...................................................... 35
   Employee Stock Purchase Plans--Qualified Plans.............................................. 35
   Employee Stock Purchase Plans--Non-Qualified Plans.......................................... 35
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). 36
   Options Backdating.......................................................................... 36
   Option Exchange Programs/Repricing Options.................................................. 36
   Stock Plans in Lieu of Cash................................................................. 37
   Transfer Programs of Stock Options.......................................................... 37
 Shareholder Proposals on Compensation......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay)........................................ 38
   Compensation Consultants-Disclosure of Board or Company's Utilization....................... 38
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors............. 38
   Option Repricing............................................................................ 38
   Pay for Superior Performance................................................................ 38
   Pension Plan Income Accounting.............................................................. 39
   Performance-Based Awards.................................................................... 39
   Severance Agreements for Executives/Golden Parachutes....................................... 39
   Supplemental Executive Retirement Plans (SERPs)............................................. 40

9. CORPORATE RESPONSIBILITY.................................................................... 41
 Consumer Issues and Public Safety............................................................. 41
   Animal Rights............................................................................... 41
   Drug Pricing................................................................................ 41
   Drug Reimportation.......................................................................... 41
   Genetically Modified Foods.................................................................. 41
   Handguns.................................................................................... 42
   HIV/AIDS.................................................................................... 42
   Predatory Lending........................................................................... 43
   Tobacco..................................................................................... 43
   Toxic Chemicals............................................................................. 44
 Environment and Energy........................................................................ 44
   Arctic National Wildlife Refuge............................................................. 44
   CERES Principles............................................................................ 44
   Climate Change.............................................................................. 44
   Concentrated Area Feeding Operations (CAFOs)................................................ 45
   Environmental-Economic Risk Report.......................................................... 45
   Environmental Reports....................................................................... 45
   Global Warming.............................................................................. 45
   Kyoto Protocol Compliance................................................................... 45
   Land Use.................................................................................... 46
   Nuclear Safety.............................................................................. 46
   Operations in Protected Areas............................................................... 46
   Recycling................................................................................... 46
   Renewable Energy............................................................................ 46
   Sustainability Report....................................................................... 47
 General Corporate Issues...................................................................... 47
   Charitable/Political Contributions.......................................................... 47
   Disclosure of Lobbying Expenditures/Initiatives............................................. 47
   Link Executive Compensation to Social Performance........................................... 48
   Outsourcing/Offshoring...................................................................... 48

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

 Labor Standards and Human Rights......................................................... 48
   China Principles....................................................................... 48
   Country-specific Human Rights Reports.................................................. 48
   International Codes of Conduct/Vendor Standards........................................ 49
   MacBride Principles.................................................................... 49
 Military Business........................................................................ 50
   Foreign Military Sales/Offsets......................................................... 50
   Landmines and Cluster Bombs............................................................ 50
   Nuclear Weapons........................................................................ 50
   Operations in Nations Sponsoring Terrorism (e.g., Iran)................................ 50
   Spaced-Based Weaponization............................................................. 50
 Workplace Diversity...................................................................... 51
   Board Diversity........................................................................ 51
   Equal Employment Opportunity (EEO)..................................................... 51
   Glass Ceiling.......................................................................... 51
   Sexual Orientation..................................................................... 52

10. MUTUAL FUND PROXIES................................................................... 53
   Election of Directors.................................................................. 53
   Converting Closed-end Fund to Open-end Fund............................................ 53
   Proxy Contests......................................................................... 53
   Investment Advisory Agreements......................................................... 53
   Approving New Classes or Series of Shares.............................................. 53
   Preferred Stock Proposals.............................................................. 54
   1940 Act Policies...................................................................... 54
   Changing a Fundamental Restriction to a Nonfundamental Restriction..................... 54
   Change Fundamental Investment Objective to Nonfundamental.............................. 54
   Name Change Proposals.................................................................. 54
   Change in Fund's Subclassification..................................................... 54
   Disposition of Assets/Termination/Liquidation.......................................... 55
   Changes to the Charter Document........................................................ 55
   Changing the Domicile of a Fund........................................................ 55
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval .. 55
   Distribution Agreements................................................................ 56
   Master-Feeder Structure................................................................ 56
   Mergers................................................................................ 56
 Shareholder Proposals for Mutual Funds................................................... 56
   Establish Director Ownership Requirement............................................... 56
   Reimburse Shareholder for Expenses Incurred............................................ 56
   Terminate the Investment Advisor....................................................... 56

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

    .  Fees for non-audit services ("Other" fees) are excessive.

   Non-audit fees are excessive if:

   Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

    .  Composition of the board and key board committees;

    .  Attendance at board and committee meetings;

    .  Corporate governance provisions and takeover activity;

    .  Disclosures under Section 404 of Sarbanes-Oxley Act;

    .  Long-term company performance relative to a market and peer index;

    .  Extent of the director's investment in the company;

    .  Existence of related party transactions;

    .  Whether the chairman is also serving as CEO;

    .  Whether a retired CEO sits on the board;

    .  Number of outside boards at which a director serves;

    . Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

   WITHHOLD from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    . At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

   WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   WITHHOLD from the members of the Audit Committee if:

    . The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

   WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

2007 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/;

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/;

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company;

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/3/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2 /of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive, former executive, general or limited partner of a joint venture or partnership with the company;

    .  Relative/4/ of a current Section 16 officer of company or its affiliates;

    . Relative/4/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

- --------
FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
/3/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
/4/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    . Relative/4/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/4/ provides) professional services/5/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/4/ is employed by) a significant customer or supplier/6/;

    . Has (or a relative/4/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;/6/

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/4 /has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/7/

    .  Founder/8/ of the company but not currently an employee;

    . Is (or a relative/4 /is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/6/ from the company or its affiliates/1/.

INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/9/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

- --------
FOOTNOTES:

/5/ Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/6/ If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/7/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/8/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
/9/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

    . Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

    .  Annually elected board;

    .  Two-thirds of the board composed of independent directors;

    .  Nominating committee composed solely of independent directors;

    . Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

    . Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

    .  Absence of superior voting rights for one or more classes of stock;

    . Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

    . The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

    . No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.
- --------
* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

       - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

       -  Serves as liaison between the chairman and the independent directors,

       -  Approves information sent to the board,

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       -  Approves meeting agendas for the board,

       - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

       -  Has the authority to call meetings of the independent directors,

       - If requested by major shareholders, ensures that he is available for consultation and direct communication;

    .  Two-thirds independent board;

    .  All-independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

    .  The company does not have any problematic governance issues.
- --------
* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

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    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center-ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

   WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return
(TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the new framework:

METRICS                               BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
- -------                               ------------------- --------- -------------
OPERATIONAL PERFORMANCE..............                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC  MANAGEMENT           33.3%
                                       EFFICIENCY IN
                                       DEPLOYING ASSETS
5-YEAR SALES GROWTH..................  TOP-LINE             33.3%
5-YEAR EBITDA GROWTH.................  CORE-EARNINGS        33.3%
                                                            ----
SUB TOTAL............................                        100%
                                                            ====

STOCK PERFORMANCE....................                                     50%
5-YEAR TSR...........................  MARKET
                                                                         ---
TOTAL................................                                    100%
                                                                         ===

   Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to

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be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

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ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

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    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

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    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is further described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  the main source of the pay increase (over half) is equity-based, and

    .  the CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -  Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -  Payment if termination occurs within 12 months: $      ;

          -  Payment if "not for cause" termination occurs within 12 months:
             $      ;

          -  Payment if "change of control" termination occurs within 12
             months: $      .

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/1/ or performance-accelerated grants./2 /Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

- --------
/1/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/2/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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                             2007 BURN RATE TABLE

                                                       RUSSELL 3000         NON-RUSSELL 3000
                                                  ---------------------- ----------------------
                                                        STANDARD  MEAN +       STANDARD  MEAN +
   GICS     DESCRIPTION                           MEAN  DEVIATION STDEV  MEAN  DEVIATION STDEV
   ----     ------------------------------------- ----- --------- ------ ----- --------- ------
   1010     Energy                                1.37%   0.92%   2.29%  1.76%   2.01%   3.77%
   1510     Materials                             1.23%   0.62%   1.85%  2.21%   2.15%   4.36%
   2010     Capital Goods                         1.60%   0.98%   2.57%  2.34%   1.98%   4.32%
   2020     Commercial Services & Supplies        2.39%   1.42%   3.81%  2.25%   1.93%   4.18%
   2030     Transportation                        1.30%   1.01%   2.31%  1.92%   1.95%   3.86%
   2510     Automobiles & Components              1.93%   0.98%   2.90%  2.37%   2.32%   4.69%
   2520     Consumer Durables & Apparel           1.97%   1.12%   3.09%  2.02%   1.68%   3.70%
   2530     Hotels Restaurants & Leisure          2.22%   1.19%   3.41%  2.29%   1.88%   4.17%
   2540     Media                                 1.78%   0.92%   2.70%  3.26%   2.36%   5.62%
   2550     Retailing                             1.95%   1.10%   3.05%  2.92%   2.21%   5.14%
3010, 3020,
  3030      Food & Staples Retailing              1.66%   1.25%   2.91%  1.90%   2.00%   3.90%
   3510     Health Care Equipment & Services      2.87%   1.32%   4.19%  3.51%   2.31%   5.81%
   3520     Pharmaceuticals & Biotechnology       3.12%   1.38%   4.50%  3.96%   2.89%   6.85%
   4010     Banks                                 1.31%   0.89%   2.20%  1.15%   1.10%   2.25%
   4020     Diversified Financials                2.13%   1.64%   3.76%  4.84%   5.03%   9.87%
   4030     Insurance                             1.34%   0.88%   2.22%  1.60%   1.96%   3.56%
   4040     Real Estate                           1.21%   1.02%   2.23%  1.21%   1.02%   2.23%
   4510     Software & Services                   3.77%   2.05%   5.82%  5.33%   3.13%   8.46%
   4520     Technology Hardware & Equipment       3.05%   1.65%   4.70%  3.58%   2.34%   5.92%
   4530     Semiconductors & Semiconductor Equip. 3.76%   1.64%   5.40%  4.48%   2.46%   6.94%
   5010     Telecommunication Services            1.71%   0.99%   2.70%  2.98%   2.94%   5.92%
   5510     Utilities                             0.84%   0.51%   1.35%  0.84%   0.51%   1.35%

   For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                           ANNUAL STOCK PRICE
CHARACTERISTICS                VOLATILITY     PREMIUM
- ---------------            ------------------ --------------------------------------------------
High annual volatility       53% and higher   1 full-value award will count as 1.5 option shares
Moderate annual volatility   25% - 52%        1 full-value award will count as 2.0 option shares
Low annual volatility        Less than 25%    1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

   WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

    . Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

    . Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

    . Huge bonus payouts without justifiable performance linkage or proper disclosure;

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    . Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

    . Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

    . New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

    . Excessive severance provisions (e.g., including excessive change in control payments);

    . Change in control payouts without loss of job or substantial diminution of job duties;

    .  Internal pay disparity;

    .  Options backdating (covered in a separate policy); and

    . Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

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    .  Vesting schedule or mandatory holding/deferral period:

       - A minimum vesting of three years for stock options or restricted stock; or

       -  Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

       - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

       - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

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    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

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    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

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   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS-DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

    . the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

    . the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is

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      received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

    . the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and long-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

   Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

    . The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

    . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

   Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

   Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

   Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers;

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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PREDATORY LENDING

   Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

    . Whether the company has adequately disclosed the financial risks of its subprime business;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Advertising to youth:

    . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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   Investment in tobacco stocks:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

   Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

   Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

   Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

    . New legislation is adopted allowing development and drilling in the ANWR region;

    .  The company intends to pursue operations in the ANWR; and

    . The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

   Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

    . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

    . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

    . Environmentally conscious practices of peer companies, including endorsement of CERES;

    .  Costs of membership and implementation.

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

   Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

   Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

    .  The feasibility of financially quantifying environmental risk factors;

    . The company's compliance with applicable legislation and/or regulations regarding environmental performance;

    .  The costs associated with implementing improved standards;

    . The potential costs associated with remediation resulting from poor environmental performance; and

    . The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

   Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

    .  The company does not maintain operations in Kyoto signatory markets;

    . The company already evaluates and substantially discloses such information; or,

    . Greenhouse gas emissions do not significantly impact the company's core businesses.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

LAND USE

   Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

   Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

    . The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

    . The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

    . The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

SUSTAINABILITY REPORT

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    .  The public availability of a policy on political contributions.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay

    .  Independence of the compensation committee;

    .  Current company pay levels.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

   Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

    .  The nature and amount of company business in that country;

    .  The company's workplace code of conduct;

    .  Proprietary and confidential information involved;

    .  Company compliance with U.S. regulations on investing in the country;

    .  Level of peer company involvement in the country.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

   Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

    . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

    .  Agreements with foreign suppliers to meet certain workplace standards;

    .  Whether company and vendor facilities are monitored and how;

    .  Company participation in fair labor organizations;

    .  Type of business;

    .  Proportion of business conducted overseas;

    .  Countries of operation with known human rights abuses;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices;

    .  Union presence in company's international factories.

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles;

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

    .  Whether the company has in the past manufactured landmine components;

    .  Whether the company's peers have renounced future production.

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

    .  What weapons classifications the proponent views as cluster bombs;

    . Whether the company currently or in the past has manufactured cluster bombs or their components;

    .  The percentage of revenue derived from cluster bomb manufacture;

    .  Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

   Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

   Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

    . The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

    .  Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

   Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

    .  The information is already publicly available; or

    .  The disclosures sought could compromise proprietary information.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

WORKPLACE DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

   Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

   Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEO-related violations or litigation.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

SEXUAL ORIENTATION

   Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                            Harris Associates L.P.

               PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
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I. PROXY VOTING POLICY

   Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    3. Harris will normally vote against the adoption of poison pill plans.

    4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

    6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

    7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

    8. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

    9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services ("ISS"), the Firm's proxy voting service provider, opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

CERTAIN OTHER ISSUES

   Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer;
(ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

   PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

   PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

   PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

   VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

   In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

   In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

   VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

   RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/ on The Oakmark Funds website.

         Approved by the Proxy Voting Committee on February 11th, 2008

SECTION 10_1000

                     PROXY VOTING POLICIES AND PROCEDURES

                               AS OF MAY 1, 2007

   Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

   It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

   In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

   The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

   Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

                         JANUS CAPITAL MANAGEMENT LLC

                            Proxy Voting Procedures
                                 February 2008

   The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

   GENERAL POLICY. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

   PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

   INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.


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/1/  All references to portfolio managers include assistant portfolio managers.

   VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

   To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

   The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

   PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

   PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

   CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

   A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

   If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

   REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30/th/ on Janus' website.

   Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2008

                         JANUS CAPITAL MANAGEMENT LLC
                            PROXY VOTING GUIDELINES

   The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

   The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

   In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

   The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

   In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

   The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

    1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

    2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

    . attend less than 75% of the board and committee meetings without a valid excuse;

    . ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

    . are non-independent directors and sit on the audit, compensation or nominating committees;

    . are non-independent directors and the board does not have an audit, compensation, or nominating committees;

    . are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

    . are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

    . serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service); or

    . are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

    3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis./*/

    4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

    5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

    6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

    7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

    8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

    9. Janus will generally vote with management regarding proposals to declassify a board.

    10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

    11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

    12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis./*/

    13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

   Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

   Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors' interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

   In addition, Janus will generally oppose plans that:

    .  provide for re-pricing of underwater options;

    .  provide for automatic replenishment ("evergreen") or reload options;

    . create an inconsistent relationship between long term share performance and compensation increases; and/or

    . are proposed by management and do not demonstrate good stewardship of investors' interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

    14. Janus will generally vote in favor of proposals relating to ESPPs--so long as shares purchased through plans are priced no less than 15% below market value.

    15. Janus will generally vote in favor of proposals requiring the expensing of options.

    16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

    18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

    22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm;

    .  The triggering mechanism should be beyond the control of management; and

    . The amount should not exceed three times base salary plus guaranteed benefits.

    23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

    . requiring executive officers and directors to hold a minimum amount of stock in the company;

    . requiring stock acquired through exercised options to be held for a certain period of time; and

    .  using restricted stock grants instead of options.

Other Corporate Matters

    24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    26. Janus will generally oppose proposals for different classes of stock with different voting rights.

    27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service./*/

    28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

    29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

    30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis./*/

    31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    32. Janus will evaluate plans of reorganization on a case-by-case basis./*/

    33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    34. Janus will generally vote in favor of proposals regarding changes in company name.

    35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis./*/

    36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis./*/

    37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

    40. Janus will generally vote in favor of proposals to require that voting be confidential.

    41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

    42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

    43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

   Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

    44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

    45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

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* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                            PROXY VOTING POLICY OF
                          LAZARD ASSET MANAGEMENT LLC

A. INTRODUCTION

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

   1. OVERVIEW

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal/Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

    .  routine election or re-election of Directors;

    . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

    .  issues relating to the timing or conduct of annual meetings; and

    .  name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

       . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

       . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

       . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

       . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

       . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

       . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

       . ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

       . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

       . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

       . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

       . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

       . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

       . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

       . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

       . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

       .  AGAINST "blank check" preferred stock; and

       . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

       .  AGAINST proposals to adjourn meetings;

       . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

       .  FOR proposals providing for confidential voting;

       . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

       .  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

       . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

       .  FOR stock splits and reverse stock splits;

       . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

       . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

       . FOR management proposals to adopt or amend dividend reinvestment plans;

       . AGAINST changes in capital structure designed to be used in poison pill plans; and

       . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

       .  ON A CASE-BY-CASE BASIS regarding all stock option plans;

       . AGAINST restricted stock plans that do not involve any performance criteria;

       .  FOR employee stock purchase plans;

       .  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

       .  FOR deferred compensation plans;

       .  AGAINST proposals to approve executive loans to exercise options;

       .  AGAINST proposals to re-price underwater options;

       . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

       . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

   1. OVERVIEW

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

    . Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

    . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

    . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

    . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

   PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

   EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

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                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

   Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

   Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

   Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

   Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

   Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

   Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

   Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

   Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

   If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

   If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

   If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

   Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

   In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

   Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

   ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

   ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

   Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

   A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

   Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.
Attention: Compliance Department
John Hancock Tower
200 Clarendon Street, 49/th/ Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                                 PROXY VOTING

   The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

Oversight of Principles and Procedures

   The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

   The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

   The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

COMPLIANCE REVIEW

   A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

IDENTIFYING CONFLICTS

   In identifying conflicts of interest, a Compliance Officer will review the following issues:

      (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

      (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

      (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

ASSESSING MATERIALITY

   If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

      (i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

      (ii) After the determination is made, the following procedures will apply:

          (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

          (b) If the final determination is that the conflict is material, the following procedures will apply:

             (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

             (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

NOTIFICATION TO CLIENTS

   To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

PROXY OFFICER DUTIES

   The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

PROXY ADMINISTRATION OFFICER DUTIES

   The Proxy Administration Officer will:

      (i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

          a) Other Discrepancies Noted

          If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

             1) Manual Voting

             If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

      (iii) Use best efforts to obtain missing proxies from custodian;

      (iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      (v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

      (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

      (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                                  SCHEDULE 3

                            PROXY VOTING GUIDELINES

   The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

PROXY ISSUE                                                                                FIRM GUIDELINE
- -----------                                                                                --------------
BOARD OF DIRECTORS
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors, independent of
  management..............................................................................      For
NOMINATING PROCESS: independent nominating committee seeking qualified candidates,
  continually assessing directors and proposing new nominees..............................      For
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than 15 members...      For
CUMULATIVE VOTING FOR DIRECTORS...........................................................      For
STAGGERED BOARDS..........................................................................    Against
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)...................................  Case-by-Case
COMPENSATION REVIEW PROCESS: compensation committee comprised of outside, unrelated
  directors to ensure shareholder value while rewarding good performance..................      For
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and provide
  indemnification.........................................................................      For
AUDIT PROCESS.............................................................................      For
BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or governance
  committee consisting entirely of independent directors..................................      For
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should be
  approved by a board of independent directors and reported in proxy......................      For
FIXED RETIREMENT POLICY FOR DIRECTORS.....................................................  Case-by-Case
OWNERSHIP REQUIREMENT: all Directors have direct and material cash investment in common
  shares of Company.......................................................................      For
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory committees, requirement
  that candidates be nominated by shareholders, attendance at meetings)...................      For
ANNUAL REVIEW OF BOARD/CEO BY BOARD.......................................................      For
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)..................................      For
VOTES FOR SPECIFIC DIRECTORS..............................................................  Case-by-Case

MANAGEMENT AND DIRECTOR COMPENSATION
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:............................................  Case-by-Case
FORM OF VEHICLE: grants of stock options, stock appreciation rights, phantom shares and restricted stock........................................................................  Case-by-Case

                                  -CONTINUED-

PROXY ISSUE                                                                             FIRM GUIDELINE
- -----------                                                                     ------------------------------
PRICE.......................................................................... Against plans whose underlying securities are to be issued at
                                                                                less than 100% of the current
                                                                                market value
RE-PRICING: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the
  market.......................................................................            Against
EXPIRY: plan whose options have a life of more than ten years..................          Case-by-Case
EXPIRY: "evergreen" stock option plans.........................................            Against
DILUTION:...................................................................... Case-by-Case--taking into account value creation,
                                                                                commitment to shareholder-
                                                                                friendly policies, etc.
VESTING: stock option plans that are 100% vested when granted..................            Against
PERFORMANCE VESTING: link granting of options, or vesting of options
  previously granted, to specific performance targets..........................              For
CONCENTRATION: authorization to allocate 20% or more of the available options
  to any one individual in any one year........................................            Against
DIRECTOR ELIGIBILITY: stock option plans for directors if terms and conditions
  are clearly defined and reasonable...........................................          Case-by-Case
CHANGE IN CONTROL: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders
  would receive for their shares...............................................            Against
CHANGE IN CONTROL: change in control arrangements developed during a take-
  over fight specifically to entrench or benefit management....................            Against
CHANGE IN CONTROL: granting options or bonuses to outside directors in event
  of a change in control.......................................................            Against
BOARD DISCRETION: plans to give Board broad discretion in setting terms and
  conditions of programs.......................................................            Against
EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for stock
  or options...................................................................            Against
Director Compensation: % of directors' compensation in form of common
  shares.......................................................................              For
GOLDEN PARACHUTES..............................................................          Case-by-Case
EXPENSE STOCK OPTIONS..........................................................              For
SEVERANCE PACKAGES: must receive shareholder approval..........................              For
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS.......................            Against
RELOAD OPTIONS.................................................................            Against
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES.............................            Against
EMPLOYEE STOCK PURCHASE PLANS..................................................          Case-by-Case

TAKEOVER PROTECTIONS
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to
  consider alternatives to a bid...............................................            Against
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE
  TRANSACTIONS.................................................................          Case-by-Case
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to prevent
  competing bids in a takeover situation.......................................            Against
CROWN JEWEL DEFENSES...........................................................            Against
PAYMENT OF GREENMAIL...........................................................            Against

                                  -CONTINUED-

PROXY ISSUE                                                                      FIRM GUIDELINE
- -----------                                                                 -------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions
  that seek to limit the discretion of a future board to redeem the plan...          Against
CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take
  advantage of protective statutes (anti-takeover).........................          Against
POISON PILLS: receive shareholder ratification.............................            For
REDEMPTION/RATIFICATION OF POISON PILL.....................................            For

SHAREHOLDERS' RIGHTS
CONFIDENTIAL VOTING BY SHAREHOLDERS........................................            For
DUAL-CLASS SHARE STRUCTURES................................................          Against
LINKED PROPOSALS: with the objective of making one element of a proposal
  more acceptable..........................................................          Against
BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank
  check preferred shares...................................................          Against
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the
  outstanding shares.......................................................          Against
INCREASE IN AUTHORIZED SHARES: provided the amount requested is necessary
  for sound business reasons...............................................            For
SHAREHOLDER PROPOSALS......................................................       Case-by-Case
STAKEHOLDER PROPOSALS......................................................       Case-by-Case
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE
  DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
  APPROVAL.................................................................          Against
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from
  particular shareholder at higher-than-market prices......................            For
PREEMPTIVE RIGHTS..........................................................            For
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR
  SHAREHOLDER APPROVAL (including "anti-takeover" measures)................            For
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT................................            For
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS................................            For
SOCIAL AND ENVIRONMENTAL ISSUES............................................ As recommended by Company
                                                                                   Management
REIMBURSING PROXY SOLICITATION EXPENSES....................................       Case-by-Case

[LOGO]
WESTERN ASSET

PROCEDURE:            PROXY VOTING
- ----------            ----------------------------------------------------------------------
DEPARTMENTS IMPACTED: Investment Management, Compliance, Investment Support, Client Services
REFERENCES:           WA Compliance Manual--Section R--Proxy Voting
                      WAML Compliance Manual--Section 4.11--Proxy Voting
                      Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                      ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
EFFECTIVE:            August 1, 2003

                                  BACKGROUND

   Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

   In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                    POLICY

   Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                  PROCEDURES

Responsibility and Oversight

   The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.


                       WESTERN ASSET MANAGEMENT COMPANY
    385 East Colorado Blvd. Pasadena, CA 91101 . Tel: (626) 844-9400 . Fax:
                                (626) 844-9450

Client Authority

   Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

   Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

   Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

       a. Proxies are reviewed to determine accounts impacted.

       b. Impacted accounts are checked to confirm Western Asset voting authority.

       c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

       d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

       e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

       f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

   Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

   Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

       a. A copy of Western Asset's policies and procedures.

       b. Copies of proxy statements received regarding client securities.

       c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

       d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

       e. A proxy log including:

           1. Issuer name;

           2. Exchange ticker symbol of the issuer's shares to be voted;

           3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

           4. A brief identification of the matter voted on;

           5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

           6. Whether a vote was cast on the matter;

           7. A record of how the vote was cast; and

           8. Whether the vote was cast for or against the recommendation of the issuer's management team.

   Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

   Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

   All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

       1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

       2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

       3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                               VOTING GUIDELINES

   Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

   Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

   The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

    1. Matters relating to the Board of Directors

   Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

    2. Matters relating to Executive Compensation

   Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

       a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

       b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

       c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

       d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

    3. Matters relating to Capitalization

   The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

       a. Western Asset votes for proposals relating to the authorization of additional common stock.

       b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

       c. Western Asset votes for proposals authorizing share repurchase programs.

    4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

   Western Asset votes these issues on a case-by-case basis on board-approved transactions.

    5. Matters relating to Anti-Takeover Measures

   Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

       a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

       b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

    6. Other Business Matters

   Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

       a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

       b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

   SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

    1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

    2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

    3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

   Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

    1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

    2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

   In the event Western Asset is required to vote on securities held in foreign issuers--i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

    1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

    2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

    3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

    4. Western Asset votes on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                             CLEARBRIDGE ADVISORS
                     PROXY VOTING POLICIES AND PROCEDURES

                   AMENDED AND RESTATED AS OF JUNE 26, 2007

        I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES 2
        II.   GENERAL GUIDELINES                                    2
        III.  HOW CLEARBRIDGE VOTES                                 2
        IV.   CONFLICTS OF INTEREST                                 2
        V.    VOTING POLICY                                         4

              (1) ELECTION OF DIRECTORS                             5
              (2) PROXY CONTESTS                                    6
              (3) AUDITORS                                          6
              (4) PROXY CONTEST DEFENSES                            7
              (5) TENDER OFFER DEFENSES                             8
              (6) MISCELLANEOUS GOVERNANCE PROVISIONS               9
              (7) CAPITAL STRUCTURE                                 10
              (8) EXECUTIVE AND DIRECTOR COMPENSATION               11
              (9) STATE OF INCORPORATION                            13
              (10) MERGERS AND CORPORATE RESTRUCTURING              14
              (11) SOCIAL AND ENVIRONMENTAL ISSUES                  14
              (12) MISCELLANEOUS                                    15

        VI.   OTHER CONSIDERATIONS                                  16

              (1) SHARE BLOCKING                                    16
              (2) SECURITIES ON LOAN                                16

        VII.  DISCLOSURE OF PROXY VOTING                            17
        VIII. RECORDKEEPING AND OVERSIGHT                           17

                           CLEARBRIDGE ADVISORS'/1/
                     PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

   ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

   In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

   Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

   For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, E.G., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

   ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

   In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

    (1) Procedures for Identifying Conflicts of Interest

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/1/ These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")

     ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

     B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section
     IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (E.G., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section
     IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

     D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

    (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

     D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

        i. disclosing the conflict to clients and obtaining their consent before voting;

        ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

        iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

        iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

   A written record of the method used to resolve a material conflict of interest shall be maintained.

    (3) Third Party Proxy Voting Firm--Conflicts of Interests

     With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

   These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (E.G., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

    (1) Election of Directors

      A. Voting on Director Nominees in Uncontested Elections.

        1. We withhold our vote from a director nominee who:

          (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

          (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

          (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

          (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

          (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

        2. We vote for all other director nominees.

      B. Chairman and CEO is the Same Person.

        1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

       .  Designation of a lead director

       .  Majority of independent directors (supermajority)

       .  All independent key committees

       .  Size of the company (based on market capitalization)

       .  Established governance guidelines

       .  Company performance

      C. Majority of Independent Directors

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

      F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) if only the director's legal expenses would be covered.

      G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

    (2) Proxy Contests

      A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

    (3) Auditors

      A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B. Financial Statements and Director and Auditor Reports

        1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

      C. Remuneration of Auditors

        1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

      D. Indemnification of Auditors

        1. We vote against proposals to indemnify auditors.

    (4) Proxy Contest Defenses

      A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed ONLY for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C. Cumulative Voting

        1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

        2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

        3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

      D. Majority Voting

        1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      F. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

      G. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      H. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      I. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

        We review on a case-by-case basis all proposals seeking amendments to the articles of association.

        We vote for article amendments if:

           .  shareholder rights are protected;

           .  there is negligible or positive impact on shareholder value;

           .  management provides adequate reasons for the amendments; and

           .  the company is required to do so by law (if applicable).

    (5) Tender Offer Defenses

      A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision--poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or
   Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

    (6) Miscellaneous Governance Provisions

      A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph
     A.1 above.

      B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E. Other Business

        We vote for proposals that seek to bring forth other business matters.

      F. Adjourn Meeting

        We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

        We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

    (7) Capital Structure

      A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

      E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

      F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           . It is intended for financing purposes with minimal or no dilution to current shareholders

           . It is not designed to preserve the voting power of an insider or significant shareholder

      J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K. Debt Issuance Requests

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

        We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L. Financing Plans

        We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

    (8) Executive and Director Compensation

   In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

          a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

          a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

      B. Expensing of Options

        We vote for proposals to expense stock options on financial statements.

      C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

      D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

        We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

       .  Compensation committee comprised of independent outside directors

       .  Maximum award limits

       .  Repricing without shareholder approval prohibited

      E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

      G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

      H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I. Directors Retirement Plans

        1. We vote against retirement plans for non-employee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

      J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           .  Historic trading patterns

           .  Rationale for the repricing

           .  Value-for-value exchange

           .  Option vesting

           .  Term of the option

           .  Exercise price

           .  Participation

      K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

    (9) State/Country of Incorporation

      A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freeze-out provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

      B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

      C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cash-out statutes.

    (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

      H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

    (11) Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

    (12) Miscellaneous

      A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

        In some markets, shareholders are routinely asked to approve:

           .  the opening of the shareholder meeting

           . that the meeting has been convened under local regulatory requirements

           .  the presence of a quorum

           .  the agenda for the shareholder meeting

           .  the election of the chair of the meeting regulatory filings

           .  the allowance of questions

           .  the publication of minutes

           .  the closing of the shareholder meeting

        We generally vote for these and similar routine management proposals.

      D. Allocation of Income and Dividends

        We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E. Stock (Scrip) Dividend Alternatives

        1. We vote for most stock (scrip) dividend proposals.

        2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

    (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section
  V. (1) through (12).

   The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

   In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

   Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

   Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (E.G., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

   ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

   If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

   ClearBridge shall maintain the following records relating to proxy voting:

    -  a copy of these policies and procedures;

    -  a copy of each proxy form (as voted);

    - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

    - documentation relating to the identification and resolution of conflicts of interest;

    - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

    - a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

   Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

   To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

   In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                  APPENDIX A

                                  MEMORANDUM

         TO:   All ClearBridge Employees
         FROM: Legal and Compliance
         DATE:
         RE:   Updated ClearBridge Proxy Voting Policies and Procedures
               Conflicts of Interest with respect to Proxy Voting

- -----------------------------------------------------------------------------

   ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

   The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

   While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships/1/ which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

   A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote/2/. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

   As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted/3/. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

   The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.


- --------
/1,2/As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.
/3/ Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                  APPENDIX B

                            PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES

Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES

Barbara Manning
Brian Murphy

OPERATIONS

Denise Corsetti
Tammie Kim

   At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

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PROXY VOTING POLICY
                              AND PROCEDURE MANUAL

                                 JUNE 30, 2004

                                    AMENDED
                                MARCH 31, 2005
                                 MAY 16, 2005
                                MARCH 31, 2007
                                AUGUST 30, 2007
                                MARCH 31, 2008

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CONTENTS

     1  GENERAL.......................................................  4
        Introduction
        General Guidelines
        Proxy Committee
        Conflicts of Interest
        Recordkeeping and Disclosure

     2  PROPOSALS USUALLY VOTED FOR...................................  7
        Director Nominees in Uncontested Elections
        Chairman and CEO are the Same Person
        Shareholder Ability to Remove Directors
        Annual Election of Directors
        Shareholder Ability to Alter the Size of the Board
        Independent Audit, Compensation and Nominating Committees
        Ratifying Auditors
        Cumulative Voting
        Majority Voting
        Fair Price Provisions
        White Squire Placements
        Equal Access
        Stock Distributions: Splits and Dividends
        Blank Check Preferred Authorization
        Adjustments to Par Value of Common Stock
        Share Repurchase Programs
        OBRA-Related Compensation Proposals
        Appraisal Rights
        Changing Corporate Name
        Confidential Voting
        Golden and Tin Parachutes
        Delivery of Electronic Proxy Materials

     3  PROPOSALS USUALLY VOTED AGAINST............................... 10
        Shareholder Ability to Remove Directors
        Staggered Director Elections
        Stock Ownership Requirements
        Term of Office
        Director and Officer Indemnification and Liability Protection
        Shareholder Ability to Call Special Meetings
        Shareholder Ability to Act by Written Consent
        Unequal Voting Rights
        Supermajority Shareholder Vote Requirements
        Charitable and Political Contributions
        Common Stock Authorization

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4  PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING
   SERVICE........................................................................... 11
   Compensation Plans
   Stock Option Plans
   Employee Stock Ownership Plans
   401(k) Employee Benefit Plans
   Executive Compensation Advisory Resolutions ("Say-on-Pay")

5  PROPOSALS REQUIRING SPECIAL CONSIDERATION......................................... 11
   Director Nominees in Contested Elections
   Proxy Contest Defenses
   Reimburse Proxy Solicitation Expenses
   Tender Offer Defenses
   Poison Pills
   Greenmail
   Bundled Proposals
   Shareholder Advisory Committees
   Preemptive Rights
   Debt Restructurings
   Shareholder Proposals to Limit Executive and Director Pay State Takeover Statutes
   Reincorporation Proposals
   Mergers and Acquisitions
   Corporate Restructuring
   Spin-offs
   Asset Sales
   Liquidations
   Environment and Social issues
       Energy and Environment
       Northern Ireland
       Military Business
       Maquiladora Standards and International Operations Policies
       Third World Debt Crisis
       Equal Employment Opportunity and Discrimination
       Animal Rights
       Product Integrity and Marketing
       Human Resource Issues
   Election of Mutual Fund Trustees
   Mutual Fund Investment Advisory Agreement
   Mutual Fund Fundamental Investment Restrictions
   Mutual Fund Distribution Agreements

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1. GENERAL

A. INTRODUCTION.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

   The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

    1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

    2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

    3. Stated Policies. These policies identify issues where Loomis Sayles will
  (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service

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  and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

    4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

    5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

    6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

    7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

    8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. PROXY COMMITTEE.

    1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

    2. Duties. The specific responsibilities of the Proxy Committee, include,

      a. to develop, authorize, implement and update these Proxy Voting Procedures, including

         (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

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         (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

         (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

      b. to oversee the proxy voting process, including;

         (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

         (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

         (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

      c. to engage and oversee third-party vendors, including Proxy Voting Services; and

      d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

    3. Standards.

      a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

      b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

    4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. CONFLICTS OF INTEREST.

   Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

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Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. RECORDKEEPING AND DISCLOSURE.

   Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections:

    A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

    B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

   Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

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    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

   Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

   Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

   Cumulative Voting: Vote for proposals to permit cumulative voting.

   Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

   Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

   White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

   Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

   Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

   Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

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    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

   Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

   Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
  Section 162(m) should be evaluated on a case-by-case basis.

   Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

   Changing Corporate Name: Vote for changing the corporate name.

   Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

   Golden and Tin Parachutes:

   A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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   Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

   Proxies involving the issues set forth below generally will be voted AGAINST.

   Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Staggered Director Elections: Vote against proposals to classify or stagger the board.

   Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

   Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

   Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
  (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  (ii) only if the director's legal expenses would be covered.

   Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

   Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

   Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

   Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

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   Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

   Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

   Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

   Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

   B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

   Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

   401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

   Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

    B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

   The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

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   Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

   Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

   Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

   Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

   Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

   Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

   Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

   Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

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Change in Control--Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

   Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

   State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

   Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

   Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

   Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

   Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

   Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

   Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to

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implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

      Energy and Environment: Proposals that request companies to file the CERES Principles.

      Northern Ireland: Proposals pertaining to the MacBride Principles.

      Military Business: Proposals on defense issues.

      Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

      Third World Debt Crisis: Proposals dealing with third world debt.

      Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

      Animal Rights: Proposals that deal with animal rights.

      Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

      Human Resources Issues: Proposals regarding human resources issues.

   Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

   Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

   Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

   Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

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LORD ABBETT


                                                                 April 17, 2008

                            LORD, ABBETT & CO. LLC

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

   The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

   Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

   SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

   Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

   The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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   SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

   Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (I.E., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

   For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

   Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

   Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

   There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

    1) Attending less than 75% of board and committee meetings without a valid excuse.

    2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

    3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

    4) Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

    5) Failing to replace management as appropriate.

   We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and,

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LORD ABBETT

as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

INCENTIVE COMPENSATION PLANS

   We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

   We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

    1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

    2) Management's rationale for why the repricing is necessary.

    3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

    4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

   We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

   There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

   On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

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Supermajority Voting

   Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

   Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

   Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

    1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

    2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

    3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

    4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

    . Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

    .  No dead-hand or no-hand pills.

    . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

    . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

   It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES

                                MARCH 13, 2008

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

   1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that--guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

   As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

   These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting

Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

   1. MFS PROXY VOTING COMMITTEE

   The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

      a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or
   (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

      c. Considers special proxy issues as they may arise from time to time.

   2. POTENTIAL CONFLICTS OF INTEREST

   The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

   In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

   The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

   From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

   3. GATHERING PROXIES

   Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

   4. ANALYZING PROXIES

   Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

   As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts./1/ However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

   5. VOTING PROXIES

   In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

   It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

   MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

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/1/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

E. REPORTS

   ALL MFS ADVISORY CLIENTS

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

FEBRUARY 28, 2008

                     MORGAN STANLEY INVESTMENT MANAGEMENT

                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

   Introduction--Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

   The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

   Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

   Proxy Research Services--RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

   Voting Proxies for Certain Non-U.S. Companies--Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person;
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

   To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

   We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

   We may abstain on matters for which disclosure is inadequate.

   A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

    .  Approval of financial statements and auditor reports.

    . General updating/corrective amendments to the charter, articles of association or bylaws.

    . Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

   We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

   B. BOARD OF DIRECTORS

      1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

             i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

             ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

      2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

      3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

      4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

      5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

      6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

      7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

      8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

      9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

      10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

   C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

   D. CHANGES IN CAPITAL STRUCTURE.

      1. We generally support the following:

       . Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

       . Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

       . Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

       . Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

       . Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Management proposals to effect stock splits.

       . Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       .  Management proposals for higher dividend payouts.

      2. We generally oppose the following (notwithstanding management support):

       . Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

       . Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

       . Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

       .  Proposals relating to changes in capitalization by 100% or more.

   We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

   E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

      1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

      2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

      3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

      4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

      5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
   (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
   (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

   F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

   G. EXECUTIVE AND DIRECTOR REMUNERATION.

      1. We generally support the following proposals:

       . Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

       . Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

       . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

       . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

      3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

      4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

      5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

      6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

   H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

   I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

   The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

   The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

   The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

   A. COMMITTEE PROCEDURES

   The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

   The Committee will meet on an ad hoc basis to (among other matters):
(1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

   Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

   B. MATERIAL CONFLICTS OF INTEREST

   In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

   The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

   C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

   A potential material conflict of interest could exist in the following situations, among others:

      1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

      2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

      3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

   If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

      1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

      2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

      3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

   D. PROXY VOTING REPORTING

   The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

   The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

   MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

   MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

   The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

   Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

   In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

   For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

      1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

      2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

   The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

      1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

      2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

      3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

                            OPPENHEIMERFUNDS, INC.
                               OPPENHEIMERFUNDS
                PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                         (AS OF DECEMBER 5, 2005) AND
                PROXY VOTING GUIDELINES (AS OF AUGUST 30, 2007)

   These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

   OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

   Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.


   Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.


   The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. PROXY VOTING COMMITTEE

   OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

   The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

   The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

   The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

   1. FIDUCIARY DUTY AND OBJECTIVE

   As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

   In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

   2. PROXY VOTING AGENT

   On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

   In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

   3. MATERIAL CONFLICTS OF INTEREST

   OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

    . OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

    . an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

    . a company that is a significant selling agent of OFI's products and services solicits proxies;

    . OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

    . OFI and the company have a lending or other financial-related relationship.

   In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

   OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

    . If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

    . If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

    . If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

   4. CERTAIN FOREIGN SECURITIES

   Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

   5. SECURITIES LENDING PROGRAMS

   The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

   If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

   6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

   Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

   D. FUND BOARD REPORTS AND RECORDKEEPING

   OFI will prepare periodic reports for submission to the Board describing:

    . any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

    . any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

   In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

   OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

    .  these Policies and Procedures, as amended from time to time;

    . Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

    . Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

    . Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

   E. AMENDMENTS TO THESE PROCEDURES

   In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

   F. PROXY VOTING GUIDELINES

   The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

                 OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

                       PORTFOLIO PROXY VOTING GUIDELINES

                            (AS OF AUGUST 30, 2007)

1. OPERATIONAL ITEMS

   1.1 Amend Quorum Requirements.

    . Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

   1.2 Amend Minor Bylaws.

    . Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

   1.3 Change Company Name.

    .  Vote WITH Management

   1.4 Change Date, Time, or Location of Annual Meeting.

    . Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

    . Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

   1.5 Transact Other Business.

    . Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

   1.6 Ratifying Auditors

    .  Vote FOR Proposals to ratify auditors, unless any of the following apply:

       . An auditor has a financial interest in or association with the company, and is therefore not independent.

       .  Fees for non-audit services are excessive.

       . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

    . Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

    .  Vote AGAINST shareholder proposals asking for audit firm rotation.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

    . Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

   2.1 Voting on Director Nominees

    . Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

       .  Composition of the board and key board committees

       .  Attendance at board meetings

       .  Corporate governance provisions and takeover activity

       .  Long-term company performance relative to a market index

       .  Directors' investment in the company

       .  Whether the chairman is also serving as CEO

       .  Whether a retired CEO sits on the board

    . WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

       . Attend less than 75% of the board and committee meetings without a valid excuse.

       .  Implement or renew a dead-hand or modified dead-hand poison pill

       . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

       . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

       . Failed to act on takeover offers where the majority of the shareholders tendered their shares.

       . Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

       . Are audit committee members; and the non-audit fees paid to the auditor are excessive.

       . Enacted egregious corporate governance policies or failed to replace management as appropriate.

       . Are inside directors or affiliated outside directors; and the full board is less than majority independent.

       . Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term "public company" excludes an investment company.)

       . Serve on more than six public company boards. (The term "public company" excludes an investment company.)

    . Additionally, the following should result in votes being WITHHELD (except from new nominees):

       . If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

       . If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

   2.2 Board Size

    . Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

    . Vote FOR proposals seeking to fix the board size or designate a range for the board size.

    . Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

   2.3 Classification/Declassification of the Board

    .  Vote AGAINST proposals to classify the board.

    . Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

   2.4 Cumulative Voting

    .  Vote FOR proposal to eliminate cumulative voting.

   2.5 Require Majority Vote for Approval of Directors

    . Vote AGAINST proposal to require majority vote approval for election of directors

   2.6 Director and Officer Indemnification and Liability Protection

    . Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

    . Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

    . Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

    . Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

       . The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

       .  Only if the director's legal expenses would be covered.

   2.7 Establish/Amend Nominee Qualifications

    . Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

    . Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

    . Vote AGAINST shareholder proposals requiring two candidates per board seat.

   2.8 Filling Vacancies/Removal of Directors.

    . Vote AGAINST proposals that provide that directors may be removed only for cause.

    . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

    . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

   2.9 Independent Chairman (Separate Chairman/CEO)

    . Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

       . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

       .  Two-thirds independent board

       .  All-independent key committees

       .  Established governance guidelines

       . The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

   2.10 Majority of Independent Directors/Establishment of Committees

    . Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

   2.11 Open Access

    . Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

   2.12 Stock Ownership Requirements

    . Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

       . Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
          Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

       . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

   2.13 Age or Term Limits

    . Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

   3.1 Voting for Director Nominees in Contested Elections

    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

       . Long-term financial performance of the target company relative to its industry

       .  Management's track record

       .  Background to the proxy contest

       .  Qualifications of director nominees (both slates)

       . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

       .  Stock ownership position

   3.2 Reimbursing Proxy Solicitation Expenses

    . Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

   3.3 Confidential Voting

    . Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

    . If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

   4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

    . Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

   4.2 Amend Bylaws without Shareholder Consent

    . Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

    . Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

   4.3 Poison Pills

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

    . Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

    . Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

    . Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

   4.4 Shareholder Ability to Act by Written Consent

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

    . Vote FOR proposals to allow or make easier shareholder action by written consent.

   4.5 Shareholder Ability to Call Special Meetings

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

   4.6 Establish Shareholder Advisory Committee

    .  Vote WITH Management

   4.7 Supermajority Vote Requirements

    .  Vote AGAINST proposals to require a supermajority shareholder vote.

    .  Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

   5.1 Appraisal Rights

    . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

   5.2 Asset Purchases

    . Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

       .  Purchase price

       .  Fairness opinion

       .  Financial and strategic benefits

       .  How the deal was negotiated

       .  Conflicts of interest

       .  Other alternatives for the business

       .  Non-completion risk

   5.3 Asset Sales

    . Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

       .  Impact on the balance sheet/working capital

       .  Potential elimination of diseconomies

       .  Anticipated financial and operating benefits

       .  Anticipated use of funds

       .  Value received for the asset

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interest

   5.4 Bundled Proposals

    . Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   5.5 Conversion of Securities

    . Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

   5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

    . Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

    . Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

   5.7 Formation of Holding Company

    . Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  The reasons for the change

       .  Any financial or tax benefits

       .  Regulatory benefits

       .  Increases in capital structure

       .  Changes to the articles of incorporation or bylaws of the company.

    . Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

       . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

       .  Adverse changes in shareholder rights.

   5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

    . Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

       .  Offer price/premium

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interests

       .  Other alternatives/offers considered

       .  Non-completion risk

   5.9 Joint Venture

    . Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

       .  Percentage of assets/business contributed

       .  Percentage of ownership

       .  Financial and strategic benefits

       .  Governance structure

       .  Conflicts of interest

       .  Other alternatives

       .  Non-completion risk

   5.10 Liquidations

    . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    . Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

   5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

    . Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

       . Prospects of the combined company, anticipated financial and operating benefits

       .  Offer price (premium or discount)

       .  Fairness opinion

       .  How the deal was negotiated

       .  Changes in corporate governance

       .  Change in the capital structure

       .  Conflicts of interest

   5.12 Private Placements/Warrants/Convertible Debenture

    . Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

   5.13 Spinoffs

    . Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

       .  Tax and regulatory advantages

       .  Planned use of the sale proceeds

       .  Valuation of spinoff

       .  Fairness opinion

       .  Benefits to the parent company

       .  Conflicts of interest

       .  Managerial incentives

       .  Corporate governance changes

       .  Changes in the capital structure

   5.14 Value Maximization Proposals

    . Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

   5.15 Severance Agreements that are Operative in Event of Change in Control

    . Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

   6.1 Control Share Acquisition Provisions

    . Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

    . Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

    .  Vote FOR proposals to restore voting rights to the control shares.

   6.2 Control Share Cashout Provisions

    .  Vote FOR proposals to opt out of control share cashout statutes.

   6.3 Disgorgement Provisions

    .  Vote FOR proposals to opt out of state disgorgement provisions.

   6.4 Fair Price Provisions

    . Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

    . Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

   6.5 Freezeout Provisions

    .  Vote FOR proposals to opt out of state freezeout provisions.

   6.6 Greenmail

    . Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    . Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   6.7 Reincorporation Proposals

    . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

    . Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

   6.8 Stakeholder Provisions

    . Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   6.9 State Anti-takeover Statutes

    . Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

   7.1 Adjustments to Par Value of Common Stock

    .  Vote FOR management proposals to reduce the par value of common stock.

   7.2 Common Stock Authorization

    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   7.3 Dual-Class Stock

    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

    . Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

       . It is intended for financing purposes with minimal or no dilution to current shareholders

       . It is not designed to preserve the voting power of an insider or significant shareholder

   7.4 Issue Stock for Use with Rights Plan

    . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

   7.5 Preemptive Rights

    . Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

   7.6 Preferred Stock

    . Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

    . Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

    . Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

    . Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

    . Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

    . Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

   7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

    . OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

       In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

   7.8 Recapitalization

    . Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

       .  More simplified capital structure

       .  Enhanced liquidity

       .  Fairness of conversion terms

       .  Impact on voting power and dividends

       .  Reasons for the reclassification

       .  Conflicts of interest

       .  Other alternatives considered

   7.9 Reverse Stock Splits

    . Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

    . Vote FOR management proposals to implement a reverse stock split to avoid delisting.

    . Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

   7.10 Share Purchase Programs

    . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   7.11 Stock Distributions: Splits and Dividends

    . Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

   7.12 Tracking Stock

    . Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

   8.1 Equity-based Compensation Plans

    .  Vote compensation proposals on a CASE-BY-CASE basis.

    . In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

    . Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

   8.2 Director Compensation

       Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

   8.3 Bonus for Retiring Director

    . Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

   8.4 Cash Bonus Plan

    . Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

   8.5 Stock Plans in Lieu of Cash

    . Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

       In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

    . Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

    .  Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

    .  Vote FOR plans which do not

   8.6 Director Retirement Plans

    . Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

    . Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

   8.7 Management Proposals Seeking Approval to Reprice Options

    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

       .  Historic trading patterns

       .  Rationale for the repricing

       .  Value-for-value exchange

       .  Option vesting

       .  Term of the option

       .  Exercise price

       .  Participation

   8.8 Employee Stock Purchase Plans

    . Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    .  Votes FOR employee stock purchase plans where ALL of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is 27 months or less

       . The number of shares allocated to the plan is 10% or less of the outstanding shares

    . Votes AGAINST employee stock purchase plans where any of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is greater than 27 months

       . The number of shares allocated to the plan is more than 10% of the outstanding shares

   8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

    . Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m).

    . Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

    . Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

    . Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

   8.10 Employee Stock Ownership Plans (ESOPs)

    . Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

   8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder
Vote

    .  Vote WITH MANAGEMENT.

   8.12 401(k) Employee Benefit Plans

    .  Vote FOR proposals to implement a 401(k) savings plan for employees.

   8.13 Shareholder Proposals Regarding Executive and Director Pay

    . Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

    . Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

    . Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

    . Vote FOR shareholder proposals to put option repricings to a shareholder vote.

    . Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

   8.14 Performance-Based Stock Options

    . Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

       . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

       . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

   8.15 Pay-for-Performance

    . Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

       . What aspects of the company's short-term and long-term incentive programs are performance driven?

       . Can shareholders assess the correlation between pay and performance based on the company's disclosure?

       .  What type of industry does the company belong to?

       .  Which stage of the business cycle does the company belong to?

   8.16 Golden Parachutes and Executive Severance Agreements

    . Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

    . Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

       . The parachute should be less attractive than an ongoing employment opportunity with the firm

       .  The triggering mechanism should be beyond the control management

       . The amount should not exceed three times base salary plus guaranteed benefits

   8.17 Pension Plan Income Accounting

    . Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

   8.18 Supplemental Executive Retirement Plans (SERPs)

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

    . Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

   8.19 Claw-back of Payments under Restatements

    . Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

       . The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

       .  The nature of the proposal where financial restatement is due to fraud

       . Whether or not the company has had material financial problems resulting in chronic restatements

       .  The adoption of a robust and formal bonus/equity recoupment policy

       . If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

       . If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

   In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                     PIMCO

                     PROXY VOTING POLICY AND PROCEDURES/1/

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

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/1/  Revised as of May 7, 2007.
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/6/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures.

   PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

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/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REVIEW AND OVERSIGHT

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and
(iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
(iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund:
(i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and
(vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting":
(i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues;
(ii) management's responsibility with respect to special interest issues;
(iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                  *  * * * *

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

   The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

   PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

   Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

  PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

                           VERSION DATED JULY, 2004

                                   OVERVIEW

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

    . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

    . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

    . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

    . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

    . Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

    . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

    .  Retains a record of the vote cast;

    . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

    . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

    .  A record memorializing the basis for each referral vote cast;

    . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

    . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

   Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

   Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

   The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

   The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

   Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                             PROXY VOTING POLICIES

   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

    .  Corporate name change.

    .  A change of corporate headquarters.

    .  Stock exchange listing.

    .  Establishment of time and place of annual meeting.

    .  Adjournment or postponement of annual meeting.

    .  Acceptance/approval of financial statements.

    . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

    .  Approval of minutes and other formalities.

    .  Authorization of the transferring of reserves and allocation of income.

    .  Amendments to authorized signatories.

    .  Approval of accounting method changes or change in fiscal year-end.

    .  Acceptance of labor agreements.

    .  Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

   We normally vote for proposals to:

    . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

    .  Restore shareholder rights to ratify the auditors.

   We will normally oppose proposals that require companies to:

    .  Seek bids from other auditors.

    . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

    .  Indemnify auditors.

    .  Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

   On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

   Pioneer will vote for:

    . Audit, compensation and nominating committees composed of independent directors exclusively.

    . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

    . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

    .  Election of an honorary director.

   We will vote against:

    .  Minimum stock ownership by directors.

    . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

    .  Requirements for union or special interest representation on the board.

    .  Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

    . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

   In uncontested elections of directors we will vote against:

    . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

    . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

    . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

    . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

    . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

    .  Contested election of directors.

    . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

    .  Mandatory retirement policies.

    . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

   Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

    .  Cumulative voting.

    .  Increase ability for shareholders to call special meetings.

    .  Increase ability for shareholders to act by written consent.

    .  Restrictions on the ability to make greenmail payments.

    .  Submitting rights plans to shareholder vote.

    .  Rescinding shareholder rights plans ("poison pills").

    .  Opting out of the following state takeover statutes:

    . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

    . Control share cash-out provisions, which require large holders to acquire shares from other holders.

    . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

    . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

    . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

    .  Fair price provisions.

    .  Authorization of shareholder rights plans.

    .  Labor protection provisions.

    .  Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

    . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

    . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

    .  Proposals that allow shareholders to nominate directors.

   We will vote against:

    .  Classified boards, except in the case of closed-end mutual funds.

    . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

    .  Classes of shares with unequal voting rights.

    .  Supermajority vote requirements.

    . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

    . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

    .  Extension of advance notice requirements for shareholder proposals.

    . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

    . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

   Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

    .  Changes in par value.

    .  Reverse splits, if accompanied by a reduction in number of shares.

    . Share repurchase programs, if all shareholders may participate on equal terms.

    .  Bond issuance.

    .  Increases in "ordinary" preferred stock.

    . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

    .  Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

    . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

    . Increase in authorized common stock. We will make a determination considering, among other factors:

    .  Number of shares currently available for issuance;

    . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

    .  Proposed use of the additional shares; and

    . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

    . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

    .  Proposals to submit private placements to shareholder vote.

    .  Other financing plans.

   We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

   Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

    .  401(k) benefit plans.

    . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

    . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

    .  Amendments to performance plans to conform with OBRA;

    .  Caps on annual grants or amendments of administrative features;

    .  Adding performance goals; and

    .  Cash or cash-and-stock bonus plans.

    . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

    .  Require that option repricings be submitted to shareholders.

    .  Require the expensing of stock-option awards.

    . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

    . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

    . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

          Dilution = (A + B + C) / (A + B + C + D), where
          A = Shares reserved for plan/amendment,
          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

    .  The plan must not:

       . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

       . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

    . We are generally in favor of proposals that increase participation beyond executives.

    . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

    . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

    . We generally support proposals asking companies to adopt stock holding periods for their executives.

    .  All other employee stock purchase plans.

    . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

    . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

    . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

    .  Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

    .  Limits on executive and director pay.

    .  Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

   Pioneer will vote for:

    .  Confidential Voting.

    . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

    . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

    . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

    .  Bundled proposals. We will evaluate the overall impact of the proposal.

    .  Adopting or amending the charter, bylaws or articles of association.

    . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

    . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

    .  Limitations on stock ownership or voting rights.

    .  Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

   Pioneer will vote on the following and similar issues on a case-by-case basis:

    .  Mergers and acquisitions.

    . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

    .  Debt restructurings.

    .  Conversion of securities.

    .  Issuance of shares to facilitate a merger.

    .  Private placements, warrants, convertible debentures.

    . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

   Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

    .  Establishment of new classes or series of shares.

    .  Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

    . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

    .  Approval of new or amended advisory contracts.

    .  Changes from closed-end to open-end format.

    .  Authorization for, or increase in, preferred shares.

    .  Disposition of assets, termination, liquidation, or mergers.

    . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

   Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

    .  Conduct studies regarding certain issues of public concern and interest;

    . Study the feasibility of the company taking certain actions with regard to such issues; or

    . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

   We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                      RAINIER INVESTMENT MANAGEMENT, INC.

                           2008 PROXY VOTING POLICY

                             SUMMARY & PROCEDURES

                                 INTRODUCTION
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   This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR
270. 30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

   RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

   RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

   RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                  PROCEDURES
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PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

   RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

    . Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

    .  Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

   As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

   To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

      (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

      (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

      (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

      (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

      (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

      (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

   We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

   Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

   RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

   In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

    .  RIM's policies and procedures relating to voting proxies;

    . A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

    . A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

    . Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

    . A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

   Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.

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                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                            ISS GOVERNANCE SERVICES

                               DECEMBER 17, 2007

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Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management |   RiskMetrics Labs |   ISS Governance Services |   Financial Research Analysis

                              www.riskmetrics.com

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                            ISS GOVERANCE SERVICES
                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                             UPDATED DEC 17, 2007

   The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("155") Proxy Voting Manual.

TABLE OF CONTENTS

1. OPERATIONAL ITEMS..............................................................................  7
   Adjourn Meeting................................................................................  7
   Amend Quorum Requirements......................................................................  7
   Amend Minor Bylaws.............................................................................  7
   Auditor Indemnification and Limitation of Liability............................................  7
   Auditor Ratification...........................................................................  7
   Change Company Name............................................................................  8
   Change Date, Time, or Location of Annual Meeting...............................................  8
   Transact Other Business........................................................................  8

2. BOARD OF DIRECTORS.............................................................................  9
   Voting on Director Nominees in Uncontested Elections...........................................  9
   2008 Classification of Directors............................................................... 11
   Age Limits..................................................................................... 13
   Board Size..................................................................................... 13
   Classification/Declassification of the Board................................................... 13
   Cumulative Voting.............................................................................. 13
   Director and Officer Indemnification and Liability Protection.................................. 13
   Establish/Amend Nominee Qualifications......................................................... 14
   Filling Vacancies/Removal of Directors......................................................... 14
   Independent Chair (Separate Chair/CEO)......................................................... 14
   Majority of Independent Directors/Establishment of Committees.................................. 15
   Majority Vote Shareholder Proposals............................................................ 16
   Office of the Board............................................................................ 16
   Open Access.................................................................................... 16
   Performance Test for Directors................................................................. 16
   Stock Ownership Requirements................................................................... 17
   Term Limits.................................................................................... 18

3. PROXY CONTESTS................................................................................. 19
   Voting for Director Nominees in Contested Elections............................................ 19
   Reimbursing Proxy Solicitation Expenses........................................................ 19
   Confidential Voting............................................................................ 19

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................................................ 20
   Advance Notice Requirements for Shareholder Proposals/Nominations.............................. 20
   Amend Bylaws without Shareholder Consent....................................................... 20

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   Poison Pills............................................................................... 20
   Shareholder Ability to Act by Written Consent.............................................. 20
   Shareholder Ability to Call Special Meetings............................................... 21
   Supermajority Vote Requirements............................................................ 21

5. MERGERS AND CORPORATE RESTRUCTURINGS....................................................... 22
 OVERALL APPROACH............................................................................. 22
   Appraisal Rights........................................................................... 22
   Asset Purchases............................................................................ 22
   Asset Sales................................................................................ 23
   Bundled Proposals.......................................................................... 23
   Conversion of Securities................................................................... 23
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 23
   Formation of Holding Company............................................................... 24
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 24
   Joint Ventures............................................................................. 25
   Liquidations............................................................................... 25
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 25
   Private Placements/Warrants/Convertible Debentures......................................... 25
   Spinoffs................................................................................... 26
   Value Maximization Proposals............................................................... 26

6. STATE OF INCORPORATION..................................................................... 27
   Control Share Acquisition Provisions....................................................... 27
   Control Share Cash-Out Provisions.......................................................... 27
   Disgorgement Provisions.................................................................... 27
   Fair Price Provisions...................................................................... 27
   Freeze-Out Provisions...................................................................... 28
   Greenmail.................................................................................. 28
   Reincorporation Proposals.................................................................. 28
   Stakeholder Provisions..................................................................... 28
   State Antitakeover Statutes................................................................ 28

7. CAPITAL STRUCTURE.......................................................................... 29
   Adjustments to Par Value of Common Stock................................................... 29
   Common Stock Authorization................................................................. 29
   Dual-Class Stock........................................................................... 29
   Issue Stock for Use with Rights Plan....................................................... 29
   Preemptive Rights.......................................................................... 29
   Preferred Stock............................................................................ 30
   Recapitalization........................................................................... 30
   Reverse Stock Splits....................................................................... 30
   Share Repurchase Programs.................................................................. 30
   Stock Distributions: Splits and Dividends.................................................. 31
   Tracking Stock............................................................................. 31

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 32
 EQUITY COMPENSATION PLANS.................................................................... 32
   Cost of Equity Plans....................................................................... 32

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   Repricing Provisions................................................................... 32
   Pay-for-Performance Disconnect......................................................... 33
   Three-Year Burn Rate/Burn Rate Commitment.............................................. 34
   Poor Pay Practices..................................................................... 35

  SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:................... 37
   Dividend Equivalent Rights............................................................. 37
   Liberal Share Recycling Provisions..................................................... 37
   Option Overhang Cost................................................................... 37

  OTHER COMPENSATION PROPOSALS AND POLICIES............................................... 38
   401(k) Employee Benefit Plans.......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals.............. 38
   Director Compensation.................................................................. 39
   Director Retirement Plans.............................................................. 40
   Employee Stock Ownership Plans (ESOPs)................................................. 40
   Employee Stock Purchase Plans--Qualified Plans......................................... 40
   Employee Stock Purchase Plans--Non-Qualified Plans..................................... 40
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation
     Proposals)........................................................................... 40
   Options Backdating..................................................................... 41
   Option Exchange Programs/Repricing Options............................................. 41
   Stock Plans in Lieu of Cash............................................................ 42
   Transfer Programs of Stock Options..................................................... 42

  SHAREHOLDER PROPOSALS ON COMPENSATION................................................... 43
   Advisory Vote on Executive Compensation (Say-on-Pay)................................... 43
   Compensation Consultants-Disclosure of Board or Company's Utilization.................. 43
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors........ 43
   Pay for Superior Performance........................................................... 43
   Performance-Based Awards............................................................... 44
   Pension Plan Income Accounting......................................................... 45
   Pre-Arranged Trading Plans (10b5-1 Plans).............................................. 45
   Recoup Bonuses......................................................................... 45
   Severance Agreements for Executives/Golden Parachutes.................................. 45
   Share Buyback Holding Periods.......................................................... 46
   Stock Ownership or Holding Period Guidelines........................................... 46
   Supplemental Executive Retirement Plans (SERPs)........................................ 46
   Tax Gross-Up Proposals................................................................. 46

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES........................................... 47
  ANIMAL WELFARE.......................................................................... 47
   Animal Testing......................................................................... 47
   Animal Welfare Policies................................................................ 47
   Controlled Atmosphere Killing (CAK).................................................... 47

  CONSUMER ISSUES......................................................................... 47
   Genetically Modified Ingredients....................................................... 47
   Consumer Lending....................................................................... 48
   Pharmaceutical Pricing................................................................. 48
   Pharmaceutical Product Reimportation................................................... 48

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   Product Safety and Toxic Materials.............................................................. 49
   Tobacco......................................................................................... 49

  DIVERSITY........................................................................................ 50
   Board Diversity................................................................................. 50
   Equality of Opportunity and Glass Ceiling....................................................... 51
   Sexual Orientation and Domestic Partner Benefits................................................ 51

  CLIMATE CHANGE AND THE ENVIRONMENT............................................................... 51
   Climate Change.................................................................................. 51
   Concentrated Area Feeding Operations (CAFO)..................................................... 52
   Energy Efficiency............................................................................... 52
   Facility Safety (Nuclear and Chemical Plant Safety)............................................. 52
   General Environmental Reporting................................................................. 52
   Greenhouse Gas Emissions........................................................................ 52
   Operations in Protected Areas................................................................... 53
   Recycling....................................................................................... 53
   Renewable Energy................................................................................ 53

  GENERAL CORPORATE ISSUES......................................................................... 53
   Charitable Contributions........................................................................ 53
   CSR Compensation-Related Proposals.............................................................. 54
   HIV/AIDS........................................................................................ 54
   Lobbying Expenditures/Initiatives............................................................... 54
   Political Contributions and Trade Associations Spending......................................... 55

  INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS............................................. 55
   China Principles................................................................................ 55
   Codes of Conduct................................................................................ 55
   Community Impact Assessments.................................................................... 56
   Foreign Military Sales/Offsets.................................................................. 56
   Internet Privacy and Censorship................................................................. 56
   MacBride Principles............................................................................. 57
   Nuclear and Depleted Uranium Weapons............................................................ 57
   Operations in High Risk Markets................................................................. 57
   Outsourcing/Offshoring.......................................................................... 58
   Vendor Standards................................................................................ 58

  SUSTAINABILITY................................................................................... 58
   Sustainability Reporting........................................................................ 58

10. MUTUAL FUND PROXIES............................................................................ 59
   Election of Directors........................................................................... 59
   Converting Closed-end Fund to Open-end Fund..................................................... 59
   Proxy Contests.................................................................................. 59
   Investment Advisory Agreements.................................................................. 59
   Approving New Classes or Series of Shares....................................................... 60
   Preferred Stock Proposals....................................................................... 60
   1940 Act Policies............................................................................... 60
   Changing a Fundamental Restriction to a Nonfundamental Restriction.............................. 60

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   Change Fundamental Investment Objective to Nonfundamental....................................... 60
   Name Change Proposals........................................................................... 60
   Change in Fund's Subclassification.............................................................. 61
   Disposition of Assets/Termination/Liquidation................................................... 61
   Changes to the Charter Document................................................................. 61
   Changing the Domicile of a Fund................................................................. 61
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval............ 62
   Distribution Agreements......................................................................... 62
   Master-Feeder Structure......................................................................... 62
   Mergers......................................................................................... 62

  SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS........................................................... 62
   Establish Director Ownership Requirement........................................................ 62
   Reimburse Shareholder for Expenses Incurred..................................................... 62
   Terminate the Investment Advisor................................................................ 62

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1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes 'other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR by Law or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent;

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

    . Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    .  Fees for non-audit services ("Other" fees) are excessive.

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   Non-audit fees are excessive if:

   Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original, and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

   In circumstances where 'Other' fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee' category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote on director nominees should be determined on a CASE-BY-CASE basis.

   Vote AGAINST or WITHHOLD/1/ from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not alt directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

    . At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

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/1/ In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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    . The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

   Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    . The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . Poor accounting practices are identified which rise to a Level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as welt.

   Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2008 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company/3/

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/4/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2/ of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive/2/, former executive, general or limited partner of a joint venture or partnership with the company;

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FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.
/3/ Includes any former CEO of the company prior to the company's initial public offering (IPO).
/4/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS wilt also consider if a formal search process was underway for a full-time CEO at the time.

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    .  Relative/5/ of a current Section 16 officer of company or its affiliates;

    . Relative/5/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

    . Relative/5/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/5/ provides) professional services/6/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/5/ is employed by) a significant customer or supplier/7/

    . Has (or a relative/5/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/5/ has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/8/

    .  Founder/9/ of the company but not currently an employee;

    . Is (or a relative/5/ is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/7/ from the company or its affiliates/1/.

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/5/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
/6/ Professional services can be characterized as advisory in nature and generally include the following: investment banking I financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/7/ If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/8/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at Least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/9/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

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INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/10/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless:

    . The company has proxy access or a similar structure/2/ to allow shareholders to nominate directors to the company's ballot; and

    . The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

   Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

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/2/ Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.
/10/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to Liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification) but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman,

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      or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

       . presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       .  serves as liaison between the chairman and the independent directors;

       .  approves information sent to the board;

       .  approves meeting agendas for the board;

       . approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       .  has the authority to call meetings of the independent directors;

       . if requested by major shareholders, ensures that he is available for consultation and direct communication;

    . The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

    . The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

    .  Two-thirds independent board;

    .  All independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

    .  The company does not have any problematic governance issues.

   Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    .  The ownership threshold proposed in the resolution;

    . The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS

   On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and

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pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows:

   40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the framework:

METRICS                                  BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
- -------                                  ------------------- --------- -------------
OPERATIONAL PERFORMANCE.................                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC OR    MANAGEMENT
  ROAA*.................................    EFFICIENCY IN
                                            DEPLOYING
                                            ASSETS             33.3%
5-YEAR SALES GROWTH.....................    TOP-LINE           33.3%
5-YEAR EBITDA GROWTH OR OPERATING INCOME
  GROWTH*...............................    CORE-EARNINGS      33.3%
                                                               ----
SUB TOTAL...............................                        100%
                                                               ====
STOCK PERFORMANCE.......................                                     50%
5-YEAR TSR..............................    MARKET
                                                                            ---
TOTAL...................................                                    100%
                                                                            ===

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*  Metric applies to companies in the financial sector

   Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

    .  Year-to-date performance;

    .  Situational circumstances;

    .  Change in management/board;

    .  Overall governance practices.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

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TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

   Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    . The election of fewer than 50% of the directors to be elected is contested in the election;

    .  One or more of the dissident's candidates is elected;

    .  Shareholders are not permitted to cumulate their votes for directors; and

    . The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out wilt be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals catting for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation 'wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "155 Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

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    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

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    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

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JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or Liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sate of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional Laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests Less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

   Vote FOR proposals to create 'declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares wilt be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which alt shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR-PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  The main source of the pay increase (over half) is equity-based; and

    .  The CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay- for-performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for- performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all, components of the CEO's compensation, including the following:

      - Base salary, bonus, long-term incentives;

      - Accumulative realized and unrealized stock option and restricted stock gains;

      - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

      - Payment if termination occurs within 12 months: $

      - Payment if "not for cause" termination occurs within 12 months: $

      - Payment if "change of control" termination occurs within 12 months:
   $

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or Long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The Level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/3/ or performance-accelerated grants./4/ Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   The annual burn rate is calculated as follows:

   Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier)/Weighted Average common shares outstanding)

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

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/3/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/4/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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                             2008 BURN RATE TABLE

                                                 RUSSELL 3000        NON-RUSSELL 3000
                                             --------------------  --------------------
                                                   STANDARD  MEAN+       STANDARD  MEAN+
GICS        DESCRIPTION                      MEAN  DEVIATION STDEV MEAN  DEVIATION STDEV
- ----        -------------------------------- ----  --------- ----- ----  --------- -----
1010        Energy                           1.71%   1.39%   3.09% 2.12%   2.31%   4.43%
1510        Materials                        1.16%   0.77%   1.93% 2.23%   2.26%   4.49%
2010        Capital Goods                    1.51%   1.04%   2.55% 2.36%   2.03%   4.39%
2020        Commercial Services & Supplies   2.35%   1.70%   4.05% 2.20%   2.03%   4.23%
2030        Transportation                   1.59%   1.22%   2.80% 2.02%   2.08%   4.10%
2510        Automobiles & Components         1.89%   1.10%   2.99% 1.73%   2.05%   3.78%
2520        Consumer Durables & Apparel      2.02%   1.31%   3.33% 2.10%   1.94%   4.04%
2530        Hotels Restaurants & Leisure     2.15%   1.18%   3.33% 2.32%   1.93%   4.25%
2540        Media                            1.92%   1.35%   3.27% 3.33%   2.60%   5.93%
2550        Retailing                        1.86%   1.04%   2.90% 3.15%   2.65%   5.80%
3010, 3020,
  3030      Food & Staples Retailing         1.69%   1.23%   2.92% 1.82%   2.03%   3.85%
3510        Health Care Equipment & Services 2.90%   1.67%   4.57% 3.75%   2.65%   6.40%
3520        Pharmaceuticals & Biotechnology  3.30%   1.66%   4.96% 4.92%   3.77%   8.69%
4010        Banks                            1.27%   0.88%   2.15% 1.07%   1.12%   2.19%
4020        Diversified Financials           2.45%   2.07%   4.52% 4.41%   5.31%   9.71%
4030        Insurance                        1.21%   0.93%   2.14% 2.07%   2.28%   4.35%
4040        Real Estate                      1.04%   0.81%   1.85% 0.80%   1.21%   2.02%
4510        Software & Services              3.81%   2.30%   6.11% 5.46%   3.81%   9.27%
4520        Technology Hardware & Equipment  3.07%   1.74%   4.80% 3.43%   2.40%   5.83%
4530        Semiconductors & Semiconductor
            Equipment                        3.78%   1.81%   5.59% 4.51%   2.30%   6.81%
5010        Telecommunication Services       1.57%   1.23%   2.80% 2.69%   2.41%   5.10%
5510        Utilities                        0.72%   0.50%   1.22% 0.59%   0.66%   1.25%

   For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

ANNUAL STOCK PRICE VOLATILITY       MULTIPLIER
- -----------------------------       -----------------------------------------
54.6% and higher                    1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6% 1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1% 1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9% 1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%  1 full-value award will count as 3.5 option shares
Less than 7.9%                      1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

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   The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

    .  Egregious employment contracts:

       . Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

    .  Excessive perks:

       . Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

    . Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

       . Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the Link to performance;

    .  Egregious pension/SERP (supplemental executive retirement plan) payouts:

       . Inclusion of additional years of service not worked that result in significant payouts

       . Inclusion of performance-based equity awards in the pension calculation;

    .  New CEO with overly generous new hire package:

       .  Excessive "make whole" provisions;

       .  Any of the poor pay practices listed in this policy;

    .  Excessive severance and/or change-in-control provisions:

       . Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

       . Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

       . Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

       . Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

    .  Poor disclosure practices:

       . Unclear explanation of how the CEO is involved in the pay setting process;

       .  Retrospective performance targets and methodology not discussed;

       . Methodology for benchmarking practices and/or peer group not disclosed and explained;

    .  Internal Pay Disparity:

       . Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

    .  Options backdating (covered in a separate policy);

    . Other excessive compensation payouts or poor pay practices at the company.

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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSAR5) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

   Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

    . PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

    . OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

       . The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       . The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       .  The general vesting provisions of option grants; and

       . The distribution of outstanding option grants with respect to the named executive officers;

    . DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new

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      share request and alt available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

    . Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401 (k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

   Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

   1. The following five global principles apply to all markets:

    . Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goats; and equity-based plan costs;

    . Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

    . Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

    .  Provide shareholders with clear, comprehensive compensation disclosures:
       This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

    . Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market Level, it may incorporate a variety of generally accepted best practices.

   2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

    . Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

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    .  Evaluation of peer groups used to set target pay or award opportunities;

    . Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    . Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

    .  Balance of fixed versus performance-driven pay;

    . Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

    . Evaluation of information and board rationale provided in CDELA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    . Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

    .  Vesting schedule or mandatory holding/deferral period:

      - A minimum vesting of three years for stock options or restricted stock;
   or

      - Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

      - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

      - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

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   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

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   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, 155 will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond managements control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

   Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO

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program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    .  Eligibility;

    .  Vesting;

    .  Bid-price;

    .  Term of options;

    . Transfer value to third-party financial institution, employees and the company.

   Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives.

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   The proposal has the following principles:

    . Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

    . Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

    . Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

    . Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

    . Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and tong-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

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PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

   Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (l0bS-I plans) for executives. These principles include:

    . Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

    . Amendment or early termination of a 10b5-l Plan is allowed only under extraordinary circumstances, as determined by the board;

    . Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

    .  Reports on Form 4 must identify transactions made pursuant to a 10b5-1
       Plan;

    .  An executive may not trade in company stock outside the 10b5-1 Plan.

    . Trades under a 1 0b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

   Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that Led to the awarding of unearned incentive compensation, taking into consideration:

    .  If the company has adopted a formal recoupment bonus policy; or

    . If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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SHARE BUYBACK HOLDING PERIODS

   Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. White ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

    . Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

       .  Rigorous stock ownership guidelines, or

       . A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

       .  A meaningful retention ratio,

    . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

   Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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9. CORPORATE SOCIAL. RESPONSIBILITY (CSR) ISSUES

ANIMAL WELFARE

ANIMAL TESTING

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

   Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

   Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

   Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily Label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMO5). Health studies of this sort are better undertaken by regulators and the scientific community.

   Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better Left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

   Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive Lending practices;

    . Whether the company has adequately disclosed the financial risks of the lending products in question;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

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   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

PRODUCT SAFETY AND TOXIC MATERIALS

   Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

    . The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

    . The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

    . The company has not been recently involved in relevant significant controversies or violations.

   Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and Legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Advertising to youth:

    . Whether the company complies with federal, state, and Local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

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   Investment in tobacco-related stocks or businesses:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

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EQUALITY OF OPPORTUNITY AND GLASS CEILING

   Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEC-related violations or litigation.

   Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

    .  Existing disclosure on the company's diversity initiatives and policies;

    . Any recent, significant violations or litigation related to discrimination at the company.

   Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

   Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

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    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

   Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENERGY EFFICIENCY

   Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

    . The current Level of disclosure related to energy efficiency policies, initiatives, and performance measures;

    . The company's level of participation in voluntary energy efficiency programs and initiatives;

    . The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

    . The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

   Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

    .  The company's compliance with applicable regulations and guidelines;

    . The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

    . The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

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   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

    . Operations in the specified regions are not permitted by current laws or regulations;

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

   Vote AGAINST proposals restricting the company from making charitable contributions.

   Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

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CSR COMPENSATION-RELATED PROPOSALS

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be Linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay;

    .  Independence of the compensation committee;

    .  Current company pay levels.

   Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers; and

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

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POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    . The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, Lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

   Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

    . The degree to which existing human rights policies and practices are disclosed;

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    . Whether or not existing policies are consistent with internationally recognized labor standards;

    .  Whether company facilities are monitored and how;

    . Company participation in fair labor organizations or other internationally recognized human rights initiatives;

    .  The company's primary business model and methods of operation;

    . Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices; and

    .  Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

   Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

    . Current disclosure of applicable risk assessment report(s) and risk management procedures;

    . The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

    . The nature, purpose, and scope of the company's operations in the specific region(s); and,

    . The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

   Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

    . The Level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

    . Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

    . The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

    . The market-specific Laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

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    . The level of controversy or litigation related to the company's international human rights policies and procedures.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the Legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

    .  MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles; and

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

   Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

   Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

    . The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

    . Current disclosure of applicable risk assessment(s) and risk management procedures;

    .  Compliance with U.S. sanctions and laws;

    .  Consideration of other international policies, standards, and laws; and

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    . Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

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APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as tong as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

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CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the funds management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sates charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

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    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

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                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 MAY 23, 2007

                               TABLE OF CONTENTS


            Policy Statement and Voting Procedure..........
                                                             page 3

            Resolving Conflicts of Interest................
                                                             page 3

            Cost-Benefit Analysis Involving Voting Proxies.
                                                             page 4

            Proxy Voting Guidelines........................
                                                             page 4

            Ordinary Business Matters......................
                                                             page 4

            Auditors.......................................
                                                             page 4

            Board of Directors.............................
                                                             page 5

            Executive and Director Compensation............
                                                             page 6

            Capital Structure..............................
                                                             page 8

            Mergers and Corporate Restructuring............
                                                             page 8

            Antitakeover Defenses and Voting Related Issues
                                                             page 9

            Social and Environmental Issues................
                                                            page 11

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                               POLICY STATEMENT

   RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

   A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                               VOTING PROCEDURE

   The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

   RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

   RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

   In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

   RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

   In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

   Proxy voting in certain countries requires "share blocking." To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

   RCM will not be able to vote securities on loan under securities lending arrangements into which RCM's clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

   RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

   Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

   RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

   RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

   RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

   RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

   Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

   RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

CLASSIFIED BOARDS: AGAINST

   Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

   RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

   RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

   Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

LIMIT TENURE OF DIRECTORS: AGAINST

   RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

   RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

   RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

   RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

   RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

   RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

   RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

   RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

   The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

   In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

   RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

   Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

   Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

   For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

   RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

   RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

   RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

   All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

   RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

   Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                               CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

   RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

   RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

   A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

   Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

FAIR PRICE PROVISION: AGAINST

   Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

   RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

   RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

   RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

   RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

   RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

   RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

   RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

   Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

   RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

   RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

   Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

   RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

   Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

   Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

   RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

   RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

   RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                        SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

   In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

   RCM considers the following factors in evaluating proposals that address social and environmental issues:

    .  Cost to implement proposed requirement

    .  Whether any actual abuses exist

    .  Whether the company has taken any action to address the problem

    . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

   RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

   The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

   RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

   RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

   The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

    . Whether any discrimination charges have been filed against the subject company within the past year;

    . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

    . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS--T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES--T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

   EXECUTIVE COMPENSATION ISSUES--T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

   MERGERS AND ACQUISITIONS--T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES--Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

    .  Corporate environmental practices;

    .  Employment practices and employment opportunity;

    .  Military, nuclear power and related energy issues;

    .  Tobacco, alcohol, infant formula and safety in advertising practices;

    .  Economic conversion and diversification;

    .  International labor practices and operating policies;

    .  Genetically-modified foods; and

    .  Animal rights.

   T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

    .  Political contributions/activities;

    .  Climate change and global warning; and

    .  Board diversity and sexual orientation employment policies.

   GLOBAL PORTFOLIO COMPANIES--ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   VOTES AGAINST COMPANY MANAGEMENT--Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

   INDEX AND PASSIVELY MANAGED ACCOUNTS--Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES--In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING--Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

   SECURITIES ON LOAN--The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS--Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

SUBSECTION G. PROXY VOTING

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INTRODUCTION

   As a buy and hold investor, one of TAM's primary considerations for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

   TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1. CORPORATE GOVERNANCE MATTERS

A) SUPER-MAJORITY VOTING

   The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

B) STATE OF INCORPORATION

   TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

C) CONFIDENTIAL VOTING

   Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

D) BARRIERS TO SHAREHOLDER ACTION


   TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings.


E) SEPARATE CLASSES OF COMMON STOCK

   Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

F) BLANK CHECK PREFERRED STOCK

   TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

G) DIRECTOR NOMINEES

   TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

H) SHAREHOLDER NOMINATION OF DIRECTORS

   TAM normally supports proposals to expand the ability of shareholders to nominate directors.

I) APPROVAL OF AUDITOR

   TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

    .  Fees for non-audit services are excessive; or

    . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

J) CUMULATIVE VOTING

   TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

2. EQUITY-BASED COMPENSATION PLANS

A) APPROVAL OF PLANS OR PLAN AMENDMENTS

   TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

   TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

   Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

   TAM will normally oppose plans that have any of the following structural features:

    .  Ability to re-price underwater options without shareholder approval.

    . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.

    .  Ability to issue reload options.

    .  Automatic share replenishment feature.

   TAM normally opposes plans not meeting the following conditions:

    . Shareholder approval should be required in order to make any material change to the plan.

    . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3. MEASURES RELATING TO TAKEOVERS

A) POISON PILLS

   TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

B) GOLDEN PARACHUTES

   TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

C) CLASSIFIED BOARD

   Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

D) INCREASES IN AUTHORIZED COMMON STOCK

   TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer's outstanding capital.

E) GREENMAIL

   TAM will normally support proposals to restrict a company's ability to make greenmail payments.

F) STATE ANTI-TAKEOVER STATUTES

   TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4. SOCIAL POLICY ISSUES

   TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5. ABSTENTION FROM VOTING

   TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6. FOREIGN SECURITIES

   Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. SECURITIES LENDING

   In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. RESTRICTIONS AFTER FILING FORM 13D

   If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. PROCEDURES

   TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. MONITORING FOR UPCOMING VOTES

   TAM's Accounting Department relies on each client's custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

11. PROXY VOTING COMMITTEE

   The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM's General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. SUBMITTING THE VOTE

   TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. CONFLICTS OF INTEREST

   Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

   A) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

   B) TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

   C) TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

   D) TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

   When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

    .  Determine that there is no conflict or that it is immaterial.

    . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

    . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

    .  Discuss the matter with TAM's CCO

    . Discuss the matter with the client and obtain direction on how to vote the client's securities.

   TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

    . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

    . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. RECORDKEEPING

   TAM shall maintain all required records relating to its voting determinations.

   A) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

    . Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

    .  Records of votes cast on behalf of the clients

   B) TAM's General Counsel shall maintain for six years (two in an easily accessible place):

    .  Proxy voting policies and procedures;

    . Written documentation supporting all exceptions to the policy guidelines; and

    . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT LLC

                      PROXY VOTING POLICY AND PROCEDURES

   Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

   Duties with Respect to Proxies:

   Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

   Delegation:

   In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

   Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

   Review and Oversight:

   Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

   Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

   Conflicts of Interest:

   Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

   Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

   Securities Lending:

   Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

   Obtaining Proxy Voting Information:

   To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

   Recordkeeping:

   Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007

                                  APPENDIX C

                              PORTFOLIO MANAGERS

   The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. Other than as set forth below, as of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

MET/AIM CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Ryan A. Amermann(1)... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

   Robert J. Lloyd....... Registered Investment      6      $11,297,182,661      0               N/A
                          Companies
                          Other Pooled               1        $45,583,320        0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

- --------
(1)Mr. Amermann began serving as portfolio manager on Met/AIM Capital Appreciation Portfolio on February 4, 2008. Information for Mr. Amermann has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Ryan A. Amermann.  X

Robert J. Lloyd..
                   X

MET/AIM SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Juliet S. Ellis....... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Juan R. Hartsfield.... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Clay Manley(1)........ Registered Investment        0           N/A            N/A              N/A
                          Companies
                          Other Pooled Investment      0           N/A            N/A              N/A
                          Vehicles
                          Other Accounts               0           N/A            N/A              N/A

- --------
(1)Mr. Manley began serving as portfolio manager on Met/AIM Small Cap Growth Portfolio on February 4, 2008. Information for Mr. Manley has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Juliet S. Ellis.....  X

Juan R. Hartsfield..
                      X

Clay Manley.........
                      X

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Yu-Nien (Charles) Ko,   Registered Investment     16      $4,931,248,213       0              N/A
    CFA.................. Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events. Selection of Brokers/Dealers

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

BLACKROCK HIGH YIELD PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
        Jeff Gary........ Registered Investment     16       $6.6 Billion        0              N/A
                          Companies
                          Other Pooled              6        $6.3 Billion        4          $1.7 Billion
                          Investment Vehicles
                          Other Accounts            23       $3.5 Billion        5          $768 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Scott Amero........ Registered Investment     41       $31.4 Billion      0               N/A
                          Companies
                          Other Pooled              31       $7.8 Billion       4           $1.6 Million
                          Investment Vehicles
                          Other Accounts            281      $94.1 Billion      24          $7.8 Billion

      James Keenan....... Registered Investment      9       $4.4 Billion       0               N/A
                          Companies
                          Other Pooled               3       $486 Million       1           $348 Million
                          Investment Vehicles
                          Other Accounts            18       $2.7 Million       3           $398 Million

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Booth, Keenan and Gary currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager except for Philip Soccio has received awards under the LTIP.

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary, Amero, Keenan and Booth was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager except for Philip Soccio participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to manditorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Keenan have been granted stock options and/or restricted stock in prior years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

   Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Jeff Gary......  X

  Scott Amero....
                   X

  James Keenan...
                   X

BLACKROCK LARGE CAP CORE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Robert C. Doll...... Registered Investment     23       $18.1 Billion       0               N/A
                          Companies
                          Other Pooled              4        $8.6 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts            7        $495 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates.) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that certain portfolio managers manage accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based bonus, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

PERFORMANCE BASED COMPENSATION

   BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Fund is compared to the Lipper Large Cap Core Funds classification. Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

   Due to Portfolio Manager Bob Doll's unique position (Portfolio Manager, Vice Chairman and Global Chief Investment Officer--Equity Investments of BlackRock) his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

DISCRETIONARY COMPENSATION

   Portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards").

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Robert C. Doll..  X

DREMAN SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
  David E. Dreman........ Registered Investment       21       $15.4 Billion       0               N/A
                          Companies
                          Other Pooled Investment      9      $414.65 Million      4          $71.9 Million
                          Vehicles
                          Other Accounts              201      $2.67 Billion       0               N/A

  E. Clifton Hoover Jr... Registered Investment       16      $14.08 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              182      $2.56 Billion       0               N/A

  Mark Roach............. Registered Investment       12       $3.15 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              19      $107.95 Million      0               N/A

MATERIAL CONFLICTS OF INTEREST

   In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

COMPENSATION

   The Fund has been advised that the sub-adviser has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

   The Sub-adviser's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadviser's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

   Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadviser's profit sharing plan, a defined contribution plan that allows the subadviser to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsier's profit sharing plan vest over a specified term. Finally all employees of the subadviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

   The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

QUANTITATIVE FACTORS:

    (i)Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

   (ii)Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

  (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

QUALITATIVE FACTORS:

    (i)Ability to work well with other members of the investment professional team and mentor junior members.

   (ii)Contributions to the organizational overall success with new product strategies.

  (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------      ---- ---------- -------- -------- --------- ---------- ----------
David Dreman..........  X

E. Clifton Hoover, Jr.
                        X

Mark Roach............
                        X

MET/FRANKLIN INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Edward D. Perks, CFA... Registered Investment     10         $7,416.37         0                0
                          Companies
                          Other Pooled              1          $61,120.6         0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

  Charles B. Johnson..... Registered Investment     6          $71,504.8         0                0
                          Companies
                          Other Pooled              1           $778.2           0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward D. Perks, CFA.....  X

Charles B. Johnson.......
                           X

MET/FRANKLIN MUTUAL SHARES PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Peter A. Langerman...... Registered Investment      7         $33,295.6         0                0
                          Companies
                          Other Pooled               3         $3,096.5          0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 F. David Segal, CFA..... Registered Investment      7         $33,575.1         0                0
                          Companies
                          Other Pooled               0             0             0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 Deborah A. Turner, CFA.. Registered Investment      6         $33,257.7         0                0
                          Companies
                          Other Pooled               1          $111.5           0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

    . RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------      ---- ---------- -------- -------- --------- ---------- ----------
Peter A. Langerman....  X

F. David Segal, CFA...
                        X

Deborah A. Turner, CFA
                        X

MET/TEMPLETON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Cindy Sweeting, CFA... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,9112.0         0                0

   Tucker Scott, CFA..... Registered Investment     16         $71,403.2         0                0
                          Companies
                          Other Pooled              3          $1,630.8          0                0
                          Investment Vehicles
                          Other Accounts            28         $5,994.2          0                0

   Lisa Myers, CFA....... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,912.0          0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

    . NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Cindy Sweeting, CFA.  X

Tucker Scott, CFA...
                      X

Lisa Myers, CFA.....
                      X

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Eileen Rominger..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Dolores Bamford..... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     David L. Berdon..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Andrew Braun........ Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Sean Butkus......... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Scott Carroll....... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     J. Kelly Flynn...... Registered Investment     15       $10.9 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            54       $4.1 Billion        1         $130.6 Million

     Sean Gallagher...... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Lisa Parisi......... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     Edward Perkin....... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

MATERIAL CONFLICTS OF INTEREST

   Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

   GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION

   The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

   The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

    .  Individual performance (relative, absolute)

    .  Team performance (relative, absolute)

    .  Consistent performance that aligns with clients' objectives

    .  Achievement of top rankings (relative and competitive)

OTHER COMPENSATION

   In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

   Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES*

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Eileen Rominger.  X

 Dolores Bamford.
                   X

 David L. Berdon.
                   X

 Andrew Braun....
                   X

 Sean Butkus.....
                   X

 Scott Carroll...
                   X

 J. Kelly Flynn..
                   X

 Sean Gallagher..
                   X

 Lisa Parisi.....
                   X

 Edward Perkin...
                   X

- --------
* Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    David G. Herro....... Registered Investment     8       $10,634,434,405      0               N/A
                          Companies
                          Other Pooled              10      $2,289,102,859       0               N/A
                          Investment Vehicles
                          Other Accounts            15      $3,062,551,019       0               N/A

    Robert A. Taylor..... Registered Investment     2       $1,845,431,100       0               N/A
                          Companies
                          Other Pooled              2        $705,864,012        0               N/A
                          Investment Vehicles
                          Other Accounts            8       $1,274,131,350       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

   The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

COMPENSATION

   David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

    (1)BASE SALARY. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

    (2)PARTICIPATION IN A DISCRETIONARY BONUS POOL. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

    (3)Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

   The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

   The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

   If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
David G. Herro...  X

Robert A. Taylor.
                   X

JANUS FORTY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
      Ron Sachs(1)....... Registered Investment        6      $6,044,047,066       0              N/A
                          Companies
                          Other Pooled Investment      0            0              0              N/A
                          Vehicles
                          Other Accounts               1       $287,884,692        1          $287,884,692

- --------
(1)Effective January 1, 2008, Ron Sachs assumed day-to-day management of Janus Forty Portfolio. Therefore the information provided as of December 31, 2007 does not account for any portfolio manager changes subsequent to that date.

MATERIAL CONFLICTS OF INTEREST

   As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

COMPENSATION

   The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2007.

   The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION

   Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

VARIABLE COMPENSATION

   Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund's performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

   The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.

   The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
    Ron Sachs....  X

LAZARD MID CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
    Christopher Blake.... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Gary Buesser......... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Robert A. Failla..... Registered Investment      7      $12,749,210,584.60      0               N/A
                          Companies
                          Other Pooled              25      $1,663,632,682.81       0               N/A
                          Investment Vehicles
                          Other Accounts            61      $3,353,348,967.93       0               N/A

    Andrew D. Lacey...... Registered Investment      8      $12,758,113,009.52      0               N/A
                          Companies
                          Other Pooled              46      $1,206,837,196.55       0               N/A
                          Investment Vehicles
                          Other Accounts            489     $3,876,789,581.54       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

   Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

   A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION

   Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

   Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

   Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

   Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

   Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

   In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Christopher Blake  X

Gary Buesser.....
                   X

Robert A. Failla.  X

Andrew D. Lacey..  X

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Richard Freeman..... Registered Investment     5       $12.48 Billion       0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,023    $14.38 Billion       0               N/A

     Evan Bauman......... Registered Investment     3       $2.14 Billion        0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,375    $15.19 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Richard Freeman.  X

 Evan Bauman.....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--BATTERYMARCH FINANCIAL MANAGEMENT, INC.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Yu-Nien (Charles) Ko,    Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--CLEARBRIDGE ADVISORS, LLC

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
       Peter Luke........ Registered Investment      1       $0.07 Billion       0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             1       $0.28 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Peter Luke....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--WESTERN ASSET MANAGEMENT CO.

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH
                                                                             THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          -------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ---------------- -----------    ---------------
   S. Kenneth Leech...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Stephen A. Walsh...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Carl L. Eichstaedt.... Registered Investment     12       $3,777,602,394      0                N/A
                          Companies
                          Other Pooled              6        $1,841,238,845      0                N/A
                          Investment Vehicles
                          Other Accounts            98      $20,235,499,347      3          $1,075,804,167

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Edward A. Moody...... Registered Investment     3        $821,445,674        0              N/A
                          Companies
                          Other Pooled              1         $64,451,154        0              N/A
                          Investment Vehicles
                          Other Accounts            88      $17,049,446,178      8         $3,137,049,788

    Mark S. Lindbloom.... Registered Investment     6       $2,731,229,151       0              N/A
                          Companies
                          Other Pooled              3        $242,076,056        0              N/A
                          Investment Vehicles
                          Other Accounts            32      $7,188,685,801       4         $1,302,805,250

- --------
* The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

   Western has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio's trades.

   It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

   With respect to securities transactions for mutual funds, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western's team approach to portfolio management and block trading approach works to limit this potential risk.

   The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimums value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

   Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm's business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm's compliance monitoring program.

   The Firm may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, the Firm has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

COMPENSATION

   At Western, one compensation methodology covers all products and functional areas.

   The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

   Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

   In addition, employees are eligible for bonuses. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

    . Incentive compensation is based on individual performance, team performance and the performance of the company. Western's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

    . Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company's annual AUM growth.

    . Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a rabbi trust) that restricts management's use and of access to the money.

    . Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
S. Kenneth Leech....  X
Stephen A. Walsh....  X
Carl L. Eichstaedt..  X
Edward A. Moody.....  X
Mark S. Lindbloom...  X

LEGG MASON VALUE EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mary Chris Gay*..... Registered Investment     7        $5.1 Billion        0              N/A
                          Companies
                          Other Pooled              13       $4.1 Billion        0              N/A
                          Investment Vehicles
                          Other Accounts            5        $1.2 Billion        1          $295 Million

- --------
* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

MATERIAL CONFLICTS OF INTEREST

   The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

   The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

   The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mary Chris Gay..  X

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Mark B. Baribeau..... Registered Investment     10      $3,216,768,503.41      0               N/A
                          Companies
                          Other Pooled               7      $1,434,131,656.58      1         $157,756,501.34
                          Investment Vehicles
                          Other Accounts            151     $4,768,989,359.62      0               N/A

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Daniel J. Fuss...... Registered Investment     15      $30,446,315,874.80      0               N/A
                          Companies
                          Other Pooled              4        $485,263,420.10        0               N/A
                          Investment Vehicles
                          Other Accounts            81      $10,315,967,707.74      4         $892,201,221.93

     Warren Koontz....... Registered Investment     4       $1,058,730,009.17       0               N/A
                          Companies
                          Other Pooled              0              N/A              0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,595,044,905.95       0               N/A

     David Rolley........ Registered Investment     3       $1,994,030,960.35       0               N/A
                          Companies
                          Other Pooled              6        $880,038,991.20        1         $340,153,526.18
                          Investment Vehicles
                          Other Accounts            40      $7,254,641,275.05       3         $676,495,292.18

MATERIAL CONFLICTS OF INTEREST

   The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components--base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY

   A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION

   An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors--investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

EQUITY MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS

   Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

    . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

    . upon retirement a participant will receive a multi-year payout for his or her vested units;

    . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

   The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Mark B. Baribeau.  X

Daniel J. Fuss...
                   X

Warren Koontz....
                   X

David Rolley.....
                   X

LORD ABBETT BOND DEBENTURE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
  Christopher J. Towle... Registered Investment     13      $13,498.5 Million      0               N/A
                          Companies
                          Other Pooled               3       $983.1 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           4,434    $2,488.2 Million       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher J. Towle  X

LORD ABBETT GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Eli M. Salzmann..... Registered Investment      9      $22,662.4 Million       0               N/A
                          Companies
                          Other Pooled               8        $458.4 Million        0               N/A
                          Investment Vehicles
                          Other Accounts          40,881*   $17,331.5* Million      0               N/A

- --------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $276.0 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Eli Salzmann...  X

  Sholom Dinsky..
                   X

LORD ABBETT MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Edward K. von der     Registered Investment      10     $13,124.6 Million      0               N/A
      Linde.............. Companies
                          Other Pooled               0             N/A             0               N/A
                          Investment Vehicles
                          Other Accounts           1,681    $1,249.5 Million       0               N/A

    Howard E. Hansen..... Registered Investment      12     $14,773.8 Million      0               N/A
                          Companies
                          Other Pooled               3       $457.3 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           1,692*   $2,131.8* Million      0               N/A

- --------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $461.7 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward Von Der Linde.....  X

Howard Hansen............
                           X

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Nicholas D. Smithie... Registered Investment        6       $2.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      2      $187.3 Million       0               N/A
                          Vehicles
                          Other Accounts               3      $86.7 Million        0               N/A

- --------
*  Includes the portfolio

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

    . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

    . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Nicholas D. Smithie.  X

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
    Jose Luis Garcia..... Registered Investment        8       $12.1 Billion       0               N/A
                          Companies
                          Other Pooled Investment      1       $782 Million        0               N/A
                          Vehicles
                          Other Accounts               2       $52.2 Billion       0               N/A

    Thomas Melendez...... Registered Investment        3       $7.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts               0            N/A            0               N/A

- --------
*  Includes the portfolio.

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. With respect to the MFS Research International Portfolio, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Jose Luis Garcia.  X

Thomas Melendez..
                   X

CLARION GLOBAL REAL ESTATE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN                TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF       ACCOUNTS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN       CATEGORY
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY       (IN MILLIONS)
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   T. Ritson Ferguson.... Registered Investment     19         $14,434.1         0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            61         $2,376.4          6              $428

   Steven D. Burton...... Registered Investment     16         $13,006.1         0               $0
                          Companies
                          Other Pooled              1            $27.4           1             $212.1
                          Investment Vehicles
                          Other Accounts            39         $1,675.6          2             $319.9

   Joseph P. Smith....... Registered Investment     16          $13,803          0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            56         $2,291.5          6              $428

POTENTIAL MATERIAL CONFLICTS OF INTEREST

   A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

   A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

   A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

   A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

COMPENSATION

   There are three pieces of compensation for portfolio managers--fixed-based salary, bonus and deferred compensation. Fixed-based salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
       Marc Baylin....... Registered Investment      8          $17,483          0               N/A
                          Companies
                          Other Pooled               1          $1,217           0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

- --------
* Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MATERIAL CONFLICTS OF INTEREST

   As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

COMPENSATION

   The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

   The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Marc Baylin...  X

PIMCO INFLATION PROTECTED BOND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------   -----------------
       Mihir Worah....... Registered Investment     15      $31,185.51 Million     0                N/A
                          Companies
                          Other Pooled              23      $3,847.41 Million      0                N/A
                          Investment Vehicles
                          Other Accounts            29      $10,700.18 Million     10        $1,315.18 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Mihir Worah...  X

PIMCO TOTAL RETURN PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                                  ACCOUNTS WITH RESPECT TO WHICH
                                                                                  THE ADVISORY FEE IS BASED ON THE
                                          OTHER ACCOUNTS MANAGED                    PERFORMANCE OF THE ACCOUNT
- -                         -------------------------------------------------------
--------------------------------
                                                   NUMBER OF    TOTAL ASSETS IN    NUMBER OF    TOTAL ASSETS IN
                                                  ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY        CATEGORY        CATEGORY        CATEGORY
- ------------------------- ----------------------- ----------- ------------------- -----------
------------------
    William H. Gross..... Registered Investment       36      $157,683.55 Million     0               N/A
                          Companies
                          Other Pooled Investment     19       $8,422.59 Million      3         $836.98 Million
                          Vehicles
                          Other Accounts              162     $42,263.70 Million      21       $19,071.41 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
William H. Gross.  X

PIONEER FUND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  John A. Carey.......... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

  Walter Hunnewell, Jr... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

   A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
John A. Carey.......  X

Walter Hunnewell,
  Jr................
                      X

PIONEER STRATEGIC INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Kenneth J. Taubes.... Registered Investment      9      $2,967,604,000       0               N/A
                          Companies
                          Other Pooled               2      $1,532,471,000       0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Kenneth J. Taubes...  X

RCM TECHNOLOGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Walter Price....... Registered Investment     10      $2.986 Billion       0               N/A
                          Companies
                          Other Pooled              2        $10 Million         2           $10 Million
                          Investment Vehicles
                          Other Accounts            8        $45 Million         0               N/A

      Huachen Chen....... Registered Investment     8       $2.941 Billion       0               N/A
                          Companies
                          Other Pooled              0            N/A             0               N/A
                          Investment Vehicles
                          Other Accounts            14       $104 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

   These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES

   Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

   Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds")--Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

   Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

   RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

   RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

   In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

   RCM goes to great lengths to ensure that its compensation packages are competitive. RCM's compensation strategy begins with participation in annual industry compensation reviews to benchmark "best in class" compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position's compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

   RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

   RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

BONUS PROGRAM

   BASE SALARY--Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by RCM.

   ANNUAL BONUS AND PROFIT SHARING OPPORTUNITY--Each Portfolio Manager's compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager.

   ADDITIONAL INCENTIVES--Our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term
   (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.

PROFIT PROGRAM

   RCM compensates the portfolio managers of the RCM Technology Portfolio under the Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the retirement plans referenced above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Walter Price...  X

  Huachen Chen...
                   X

RAINIER LARGE CAP EQUITY PORTFOLIO (AS OF 6/30/07)

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
    James R. Margard..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

    Daniel M. Brewer..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Mark W. Broughton.... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Stacie L. Cowell..... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Mark H. Dawson....... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Peter M. Musser...... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

MATERIAL CONFLICTS OF INTEREST

   The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

   Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

   All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on number of Rainier Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
James R. Margard.........  X

Daniel M. Brewer.........
                           X

Mark W. Broughton........
                           X

Stacie L. Cowell.........
                           X

Mark H. Dawson...........
                           X

Peter M. Musser..........
                           X

T. ROWE PRICE MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
     Brian Berghuis...... Registered Investment      7      $20,984.0 Million      0               N/A
                          Companies
                          Other Pooled               1       $307.8 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             5       $667.4 Million        0               N/A

- --------
* Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Met Investors Advisory, LLC. The assets have not yet been reconciled, and therefore, are subject to change.

MATERIAL CONFLICTS OF INTEREST

   Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio

Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION

   Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

   Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

   Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

   Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

   All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

   This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Brian Berghuis..  X

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Curtis Jensen...... Registered Investment      5       $3.6 Billion        0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             4*     Over $1 Million      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Ian Lapey............ Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

    Kathleen Crawford.... Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

- --------
* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

MATERIAL CONFLICTS OF INTEREST

   Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION

   Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Curtis Jensen............  X

Ian Lapey................
                           X

Kathleen Crawford........
                           X

TURNER MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Christopher K. McHugh.. Registered Investment     14       $4.6 Billion        3          $1.3 Billion
                          Companies
                          Other Pooled              27       $636 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            23       $2.8 Billion        2          $162 Million

  Jason D. Schrotberger.. Registered Investment     15       $3.8 Billion        1          $103 Million
                          Companies
                          Other Pooled              26       $551 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            55       $3.3 Billion        4          $264 Million

  Tara R. Hedlund........ Registered Investment     10       $3.3 Billion        1          $103 Million
                          Companies
                          Other Pooled              20       $505 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            15       $916 Million        1          $127 Million

MATERIAL CONFLICTS OF INTEREST

   As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

COMPENSATION

   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher McHugh..  X

Jason Schrotberger..
                      X

Tara Hedlund........
                      X

VAN KAMPEN COMSTOCK PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   R. Robert Baker....... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Jason S. Leder........ Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Kevin C. Holt......... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Devin E. Armstrong.... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   James N. Warwick...... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
R. Robert Baker.....  X

Jason S. Leder......
                      X

Kevin C. Holt.......
                      X

Devin E. Armstrong..
                      X

James N. Warwick....
                      X

VAN KAMPEN MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Dennis Lynch....... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

      David Cohen........ Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Sam Chainani......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Alexander Norton..... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Jason Yeung.......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus.

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Dennis Lynch........  X

David Cohen.........
                      X

Sam Chainani........
                      X

Alexander Norton....
                      X

Jason Yeung.........
                      X

AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO, AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO AND AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

METLIFE AGGRESSIVE STRATEGY PORTFOLIO, METLIFE BALANCED STRATEGY PORTFOLIO, METLIFE DEFENSIVE STRATEGY PORTFOLIO, METLIFE GROWTH STRATEGY PORTFOLIO AND METLIFE MODERATE STRATEGY PORTFOLIO.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO, STRATEGIC GROWTH PORTFOLIO AND STRATEGIC GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mark A. Keller...... Registered Investment      1      $232.0 Million       0               N/A
                          Companies
                          Other Pooled              13      $531.3 Million       0               N/A
                          Investment Vehicles
                          Other Accounts           7,800     $1.4 Billion        0               N/A

     James M. Havey...... Registered Investment      0           N/A             0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

- --------
* Number of other accounts is approximate and includes individually managed wrap fee accounts.

MATERIAL CONFLICTS OF INTEREST

   As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

   Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

   Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

COMPENSATION

   Gallatin's portfolio managers participate in a compensation program which consists primarily of a base salary and an annual bonus.

BASE SALARY

   Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

ANNUAL BONUS

   The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Gallatin's publicly traded parent company.

ADDITIONAL BENEFITS

   In addition to a base salary and annual bonus, portfolio managers may participate, at their election, in various benefits programs, including the following:

    .  medical, dental, vision and prescription benefits;

    .  life, disability, and long-term care insurance;

    . before-tax spending accounts relating to dependent care and healthcare; and various other services, such as family counseling and employee assistance programs, pre-paid or discounted legal services and health care advisory programs.

   These benefits are broadly available to all employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mark A. Keller..  X

 James M. Havey..
                   X

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles

                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

                           MET INVESTORS SERIES TRUST


                               Strategic Growth
                             and Income Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2007

- -----------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

- ----------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ---------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500 oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 6.42%. The Portfolio outperformed its blended benchmark/1/, which returned 5.64%. From an asset allocation perspective, the Portfolio was structured the same as its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance, delivering over 250 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio and Lord Abbett Growth and Income Portfolio underperformed the broad S&P 500 Index, they delivered positive absolute returns that handily beat the value component of that index. The fixed income component, after lagging earlier in the year, was the next best performing area of the Portfolio. This was driven primarily from PIMCO Total Return Portfolio, which returned 7.56% for the year. The single largest contributor to performance was MFS Research International, which returned 13.29% for the year. The worst performing area was real estate. Neuberger Berman Real Estate Portfolio lost -15.01% for the year, which was in line with its index.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
MATTHEW R. EMBLETON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ----------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        15.01%
     ----------------------------------------------------------------------
     BlackRock Bond Income Portfolio (Class A)                     14.98%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.06%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    8.21%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)           8.13%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                        8.02%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                            7.16%
     ----------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)              7.02%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   6.83%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.94%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        4.88%
     ----------------------------------------------------------------------
     Neuberger Berman Real Estate Portfolio (Class A)               4.76%
     ----------------------------------------------------------------------

- --------
/1/ The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.


- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- -----------------------------------------------------------------------------

STRATEGIC GROWTH AND INCOME PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC.
                 VS. DOW JONES MODERATE PORTFOLIO INDEX/1/ AND
                             BLENDED BENCHMARK/2/
                           Growth Based on $10,000+

                                 [CHART]

                       MSCI Global       Blended    DJ Moderate
              Fund   Capital Markets    Benchmark    Port Index
              ----   ---------------    ---------    ----------
 11/1/2006  $10,000    $10,000           $10,000      $10,000
12/31/2006   10,281     10,350            10,249       10,283
12/31/2007   10,941     10,350            10,827       11,108


    --------------------------------------------------------------------
                                          Average Annual Return/3/
                                          (for the year ended 12/31/07)
    --------------------------------------------------------------------
                                          1 Year    Since Inception/4/
    --------------------------------------------------------------------
    Strategic Growth and Income
- --  Portfolio--Class B                    6.42%           8.01%
    --------------------------------------------------------------------
- - - Dow Jones Moderate Portfolio Index/1/ 8.02%           9.43%
    --------------------------------------------------------------------
- --  Blended Benchmark/2/                  5.64%           7.05%
    --------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------


The Dow Jones Wilshire REIT Index measures U.S. publicly traded real estate investment trusts. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC GROWTH AND INCOME PORTFOLIO       ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,013.80        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock Bond Income Portfolio
        (Class A)(a)............................   399,263 $  44,601,722
      Davis Venture Value Portfolio (Class A)(a)   654,962    23,866,818
      FI Mid Cap Opportunities Portfolio
        (Class A)(a)............................   962,073    20,338,224
      Franklin Templeton Small Cap Growth
        Portfolio (Class A)(a).................. 1,361,747    14,529,839
      Jennison Growth Portfolio (Class A)(a).... 1,564,827    21,312,941
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b)............................ 1,164,366    14,705,940
      Lord Abbett Growth and Income Portfolio
        (Class A)(b)............................   723,173    20,892,455
      MFS(R) Research International Portfolio
        (Class A)(b)............................ 2,077,264    29,974,912
      Neuberger Berman Partners Mid Cap Value
        Portfolio (Class A)(a).................. 1,150,017    24,449,367
      Neuberger Berman Real Estate Portfolio
        (Class A)(b)............................ 1,007,001    14,178,580
      Oppenheimer Capital Appreciation Portfolio
        (Class A)(b)............................ 2,438,759    24,241,268
      PIMCO Total Return Portfolio (Class A)(b). 3,637,349    44,703,016
                                                           -------------
      Total Investment Company Securities
      (Cost $296,649,284)                                    297,795,082
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $296,649,284)                                    297,795,082
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (133,184)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 297,661,898
                                                           =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $297,795,082
   Receivable for investments sold                                              9,276
   Receivable for Trust shares sold                                            10,690
   Receivable from investment manager (Note 3)                                 14,257
                                                                         ------------
     Total assets                                                         297,829,305
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     19,966
     Distribution and services fees--Class B                                   62,757
     Investment advisory fee (Note 3)                                          36,687
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,039
   Accrued expenses                                                            39,959
                                                                         ------------
     Total liabilities                                                        167,407
                                                                         ------------
NET ASSETS                                                               $297,661,898
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $296,670,455
   Distribution in excess of net realized gain                               (154,873)
   Unrealized appreciation on investments                                   1,145,798
   Undistributed net investment income                                            518
                                                                         ------------
     Total                                                               $297,661,898
                                                                         ============
NET ASSETS
   Class B                                                               $297,661,898
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 28,551,912
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.43
                                                                         ============

- --------------------------------------------------------------------------------------
* Investments at cost                                                    $296,649,284

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


STRATEGIC GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 4,452,967
                                                                          -----------
   Total investment income                                                  4,452,967
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           383,971
   Administration fees                                                         23,999
   Custody and accounting fees                                                 24,617
   Distribution fee--Class B                                                  650,175
   Transfer agent fees                                                          2,523
   Audit                                                                       17,684
   Legal                                                                       37,991
   Trustee fees and expenses                                                   14,618
   Insurance                                                                   11,319
   Other                                                                        4,663
                                                                          -----------
       Total expenses                                                       1,171,560
       Less fees waived and expenses reimbursed by the Manager               (131,280)
                                                                          -----------
   Net expenses                                                             1,040,280
                                                                          -----------
   Net investment income                                                    3,412,687
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on:
       Investments                                                          1,521,869
       Capital gain distributions from underlying Portfolios                8,500,384
                                                                          -----------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          10,022,253
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                            869,742
                                                                          -----------
   Net change in unrealized appreciation on investments                       869,742
                                                                          -----------
   Net realized and change in unrealized gain on investments               10,891,995
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $14,304,682
                                                                          ===========

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC GROWTH AND INCOME PORTFOLIO
                                                                          Year Ended   Period Ended
                                                                         December 31,  December 31,
                                                                             2007         2006*
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  3,412,687  $     90,771
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                          10,022,253        13,116
   Net change in unrealized appreciation on investments                       869,742       276,056
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    14,304,682       379,943
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                               (6,240,977)     (106,224)
   From net realized gains
     Class B                                                               (7,387,984)           --
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (13,628,961)     (106,224)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                              202,553,553   104,118,501
   Net asset value of shares issued through dividend reinvestment
     Class B                                                               13,628,961       106,224
   Cost of shares repurchased
     Class B                                                              (23,675,280)      (19,501)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions             192,507,234   104,205,224
                                                                         ------------  ------------
TOTAL INCREASE IN NET ASSETS                                              193,182,955   104,478,943
   Net assets at beginning of period                                      104,478,943            --
                                                                         ------------  ------------
   Net assets at end of period                                           $297,661,898  $104,478,943
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $        518  $         14
                                                                         ============  ============

* For the period November 1, 2006 (Commencement of operations) through December 31, 2006.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                              CLASS B
STRATEGIC GROWTH AND INCOME PORTFOLIO                                  -----------------
                                                                           FOR THE YEARS
                                                                               ENDED
                                                                           DECEMBER 31,
                                                                       -----------------
                                                                          2007     2006(B)
                                                                       ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $10.27     $10.00
                                                                       ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................   0.14 (a)   0.03 (a)
Net Realized/Unrealized Gain on Investments...........................   0.52       0.25
                                                                       ------     ------
Total from Investment Operations......................................   0.66       0.28
                                                                       ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................  (0.23)     (0.01)
Distributions from Net Realized Capital Gains.........................  (0.27)        --
                                                                       ------     ------
Total Distributions...................................................  (0.50)     (0.01)
                                                                       ------     ------
NET ASSET VALUE, END OF PERIOD........................................ $10.43     $10.27
                                                                       ======     ======
TOTAL RETURN                                                             6.42%      2.81%
Ratio of Expenses to Average Net Assets...............................   0.40%      0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates.............................................................   0.45%      0.99%*
Ratio of Net Investment Income to Average Net Assets..................   1.31%      1.47%*
Portfolio Turnover Rate...............................................   21.1%       0.0%(c)
Net Assets, End of Period (in millions)............................... $297.7     $104.5

*  Annualized
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/01/2006.
(c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to limited sales activity.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Growth and Income Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2007  % per annum   Average Daily Net Assets
- ---------                             ------------------ ----------- ----------------------------

Strategic Growth and Income Portfolio      $383,971          0.15%   First $250 Million

                                                            0.125%   $250 Million to $500 Million

                                                             0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Maximum Expense Ratio  Expenses Deferred in
                                          under current Expense  --------------------
                                          Limitation Agreement     2006       2007
                                         ---------------------    -------   --------
                                                                 Subject to repayment
                                                                 until December 31,
                                         ------- ------- ------- --------------------
Portfolio                                Class A Class B Class E  2011       2012
- ---------                                ------- ------- -------  -------   --------

Strategic Growth and Income Portfolio     0.15%*  0.40%   0.30%* $36,665   $127,809

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                            Shares Issued
                                                               Through                Net Increase
                                      Beginning    Shares     Dividend      Shares     in Shares     Ending
                                       Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                      ---------- ---------- ------------- ----------- ------------ ----------

Strategic Growth and Income Portfolio

 Class B

 12/31/2007                           10,173,921 19,259,371   1,304,171   (2,185,551)  18,377,991  28,551,912
 11/01/2006-12/31/2006                        -- 10,165,485      10,333       (1,897)  10,173,921  10,173,921

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                Purchases                        Sales
                                      ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S. Government Non-Government
                                      --------------- -------------- --------------- --------------

Strategic Growth and Income Portfolio       $--        $245,224,328        $--        $54,331,050

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
                                          Cost     Appreciation (Depreciation)  Appreciation
- -                                     ------------ ------------ -------------- --------------

Strategic Growth and Income Portfolio $296,912,546  $6,781,899   $(5,899,363)     $882,536

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                        Ordinary Income   Long-Term Capital Gain        Total
                                      ------------------- ---------------------- --------------------
                                         2007      2006      2007        2006       2007       2006
                                      ---------- --------   ----------   ----    ----------- --------

Strategic Growth and Income Portfolio $7,970,883 $106,224 $5,658,078     $--     $13,628,961 $106,224

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals     Total
                                      ------------- ------------- ------------ ------------------ --------

Strategic Growth and Income Portfolio    $11,471       $97,436      $882,536          $--         $991,443

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2007


9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                  Number of shares                                                Number of
                                                held at December 31,   Shares purchased   Shares sold during   shares held at
Security Description                                    2006           during the year         the year       December 31, 2007
- --------------------                            --------------------- ------------------ -------------------- -----------------

Franklin Templeton Small Cap Growth Portfolio -
  Class A                                              474,553              945,024            (57,830)            1,361,747

                                                                           Capital
                                                  Net Realized Gain   Gain Distributions  Income earned from
                                                (Loss) on Investments  from Affiliates   affiliate during the
Security Description                               during the year     during the year           year           Ending Value
- --------------------                            --------------------- ------------------ -------------------- -----------------

Franklin Templeton Small Cap Growth Portfolio -
  Class A                                              $10,159             $884,074              $--             $14,529,839

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s)  Term of Office                                            Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------ ----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                    2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director, Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles
                                    present.      1995-2001 Executive Director, Center                  Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee, The Rose
                                                                                                        Hills Foundation.
                                                                                                        Member, Army
                                                                                                        Science Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                    2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director, Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl Asset
                                    December      RCM Global Investors.                                 Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                    2007 to
                                    present.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s)   Term of Office                                            Complex
                             Held with    and Length of          Principal Occupation(s)            overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
- ---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From          Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      August        Corporate Ethics and Compliance
Insurance Company          Officer         2006 to       Department, MetLife, Inc.; from October
One MetLife Plaza                          present.      2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; Since April
                                                         2007, Chief Compliance Officer,
                                                         Metropolitan Series Funds; from August
                                                         2006 to April 2007, Interim Chief
                                                         Compliance Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife Advisers, LLC;
                                                         since November 2006, Chief Compliance
                                                         Officer, MetLife Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Growth & Income Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation;
(4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the Portfolio for the period since inception through July 31, 2007 within its performance universe. The Board took into account that the Strategic Portfolio ranked below the median of its performance universe and below the Lipper index for the period. The Board noted the Portfolio's underperformance, but took into account that the Strategic Portfolio is new, and accordingly is closely monitoring its performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe).

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were below the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were below the median of the expense group and slightly above the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were above the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on the Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                           MET INVESTORS SERIES TRUST


                             Strategic Conservative
                                Growth Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

- -----------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

- -----------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500 oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 7.94%. The Portfolio outperformed its blended benchmark/1/, which returned 6.74%. From an asset allocation perspective, the Portfolio was structured similar to its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance delivering over 300 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio underperformed the broad S&P 500(R) Index, it delivered positive absolute returns that handily beat the value component of that index. After lagging earlier in the year, the fixed income component performed well, driven by a 7.56% from PIMCO Total Return Portfolio. The single largest contributor to performance was MFS(R) Emerging Markets Equity Portfolio, which returned 36.62% for the year. The worst performing area was domestic mid-cap equities. Although, Neuberger Berman Midcap Value Portfolio and FI Midcap Opportunities Portfolio delivered positive returns, they lagged the broad S&P 400(R) Midcap Index.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        14.98%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           11.21%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          11.16%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       10.99%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)   10.23%
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             10.04%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                        9.75%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        6.81%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.05%
     ----------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                 4.93%
     ----------------------------------------------------------------------
     FI Mid Cap Opportunities Portfolio (Class A)                   4.85%
     ----------------------------------------------------------------------


- --------
/1/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------

 STRATEGIC CONSERVATIVE GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT,
                                     INC.
             VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO INDEX/1/ BLENDED
            BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                            Growth Based on $10,000+

                                     [CHART]

                       Wilshire 5000
               Fund   Equity Index/3/  Blended Benchmark  DJ Mod Agg Port Index
               ----   ---------------  -----------------  ---------------------
11/1/2006    $10,000      $10,000            $10,000             $10,000
12/31/2006    10,348       10,345             10,309              10,384
12/31/2007    11,170       10,926             11,004              11,249



    ------------------------------------------------------------
                                  Average Annual Return/4/
                                  (for the year ended 12/31/07)
    ------------------------------------------------------------
                                  1 Year    Since Inception/5/
    ------------------------------------------------------------
    Strategic Conservative Growth
- --  Portfolio--Class B            7.94%           9.95%
    ------------------------------------------------------------
    Dow Jones Moderate Aggressive
- - - Portfolio Index/1/            8.33%          10.62%
    ------------------------------------------------------------
- --  Blended Benchmark/2/          6.74%           8.54%
    ------------------------------------------------------------
- - - Wilshire 5000 Equity Index/3/ 5.62%           7.89%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brother Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO             FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------


/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO     ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,010.90        $2.03
  Hypothetical (5% return before expenses)     1,000.00      1,023.19        $2.04
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      Davis Venture Value Portfolio (Class A)(a)   944,654 $  34,423,202
      FI Mid Cap Opportunities Portfolio
        (Class A)(a)............................   720,811    15,237,938
      Franklin Templeton Small Cap Growth
        Portfolio (Class A)(a).................. 1,999,520    21,334,879
      Jennison Growth Portfolio (Class A)(a).... 2,579,597    35,134,102
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b)............................ 1,221,436    15,426,739
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)(b)............................ 1,101,127    15,834,209
      MFS(R) Research International Portfolio
        (Class A)(b)............................ 2,178,932    31,441,991
      Neuberger Berman Partners Mid Cap Value
        Portfolio (Class A)(a).................. 1,507,785    32,055,511
      Oppenheimer Capital Appreciation Portfolio
        (Class A)(b)............................ 3,517,518    34,964,127
      PIMCO Total Return Portfolio (Class A)(b). 3,815,890    46,897,286
      Van Kampen Comstock Portfolio
        (Class A)(b)............................ 2,712,280    30,540,273
                                                           -------------
      Total Investment Company Securities
      (Cost $307,100,067)                                    313,290,257
                                                           -------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $307,100,067)                                    313,290,257
                                                           -------------

      Other Assets and Liabilities (net) - 0.0%                 (138,733)
                                                           -------------

      TOTAL NET ASSETS - 100.0%                            $ 313,151,524
                                                           =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $313,290,257
   Receivable for investments sold                                             88,161
   Receivable from investment manager (Note 3)                                 13,816
                                                                         ------------
     Total assets                                                         313,392,234
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     88,161
     Distribution and services fees--Class B                                   66,209
     Investment advisory fee (Note 3)                                          38,413
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,020
   Accrued expenses                                                            39,908
                                                                         ------------
     Total liabilities                                                        240,710
                                                                         ------------
NET ASSETS                                                               $313,151,524
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $306,481,835
   Accumulated net realized gain                                              478,976
   Unrealized appreciation on investments                                   6,190,190
   Undistributed net investment income                                            523
                                                                         ------------
     Total                                                               $313,151,524
                                                                         ============
NET ASSETS
   Class B                                                               $313,151,524
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 29,256,353
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.70
                                                                         ============

- -------------------------------------------------------------------------------------
* Investments at cost                                                    $307,100,067

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007


STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
INVESTMENT INCOME:
    Dividends from underlying Portfolios                           $ 3,593,456
                                                                   -----------
       Total investment income                                       3,593,456
                                                                   -----------
EXPENSES:
    Investment advisory fee (Note 3)                                   396,216
    Administration fees                                                 23,999
    Custody and accounting fees                                         24,627
    Distribution fee--Class B                                          673,750
    Transfer agent fees                                                  2,523
    Audit                                                               17,684
    Legal                                                               37,991
    Trustee fees and expenses                                           14,618
    Insurance                                                           11,455
    Other                                                                4,547
                                                                   -----------
       Total expenses                                                1,207,410
       Less fees waived and expenses reimbursed by the Manager        (129,410)
                                                                   -----------
    Net expenses                                                     1,078,000
                                                                   -----------
    Net investment income                                            2,515,456
                                                                   -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS Net realized gain on:
       Investments                                                   2,851,652
       Capital gain distributions from underlying Portfolios         7,763,350
                                                                   -----------
    Net realized gain on investments                                10,615,002
                                                                   -----------
    Net change in unrealized appreciation on:
       Investments                                                   5,526,222
                                                                   -----------
    Net change in unrealized appreciation on investments             5,526,222
                                                                   -----------
    Net realized and change in unrealized gain on investments       16,141,224
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $18,656,680
                                                                   ===========

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                                                                                 Year Ended
Period Ended
                                                                                                December 31,
December 31,
                                                                                                    2007
2006*
                                                                                                ------------
------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $  2,515,456
$    178,800
    Net realized gain on investments and capital gain distributions from underlying Portfolios
10,615,002        20,566
    Net change in unrealized appreciation on investments
5,526,222       663,968
                                                                                                ------------
------------
    Net increase in net assets resulting from operations
18,656,680       863,334
                                                                                                ------------
------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                      (5,113,752)
(198,525) From net realized gains
     Class B
(7,586,838)           --
                                                                                                ------------
------------
    Net decrease in net assets resulting from distributions                                      (12,700,590)
(198,525)
                                                                                                ------------
------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                     195,792,653
115,319,605
    Net asset value of shares issued through dividend reinvestment
     Class B
12,700,590       198,525
    Cost of shares repurchased
     Class B
(17,389,739)      (91,009)
                                                                                                ------------
------------
    Net increase in net assets from capital share transactions                                   191,103,504
115,427,121
                                                                                                ------------
------------
TOTAL INCREASE IN NET ASSETS                                                                     197,059,594
116,091,930
    Net assets at beginning of period
116,091,930            --
                                                                                                ------------
------------
    Net assets at end of period                                                                 $313,151,524
$116,091,930
                                                                                                ============
============
    Net assets at end of period includes undistributed net investment income                    $        523
$         --
                                                                                                ============
============

* For the period November 1, 2006 (Commencement of operations) through December 31, 2006.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                         CLASS B
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO                           -----------------
                                                                      FOR THE YEARS
                                                                           ENDED
                                                                      DECEMBER 31,
                                                                  -----------------
                                                                     2007     2006(B)
                                                                  ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.33     $10.00
                                                                  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................   0.10 (a)   0.03 (a)
Net Realized/Unrealized Gain on Investments......................   0.72       0.32
                                                                  ------     ------
Total from Investment Operations.................................   0.82       0.35
                                                                  ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................  (0.18)     (0.02)
Distributions from Net Realized Capital Gains....................  (0.27)        --
                                                                  ------     ------
Total Distributions..............................................  (0.45)     (0.02)
                                                                  ------     ------
NET ASSET VALUE, END OF PERIOD................................... $10.70     $10.33
                                                                  ======     ======
TOTAL RETURN                                                        7.94 %     3.48%
Ratio of Expenses to Average Net Assets..........................   0.40 %     0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   0.45 %     0.87%*
Ratio of Net Investment Income to Average Net Assets.............   0.93 %     2.27%*
Portfolio Turnover Rate..........................................   24.7 %      0.1%
Net Assets, End of Period (in millions).......................... $313.2     $116.1

*  Annualized
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--11/01/2006.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Conservative Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                         Management Fees
                                        earned by Manager
                                        for the year ended
Portfolio                               December 31, 2007  % per annum   Average Daily Net Assets
- ---------                               ------------------ ----------- ----------------------------

Strategic Conservative Growth Portfolio      $396,216          0.15%   First $250 Million

                                                              0.125%   $250 Million to $500 Million

                                                               0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                         Maximum Expense Ratio  Expenses Deferred in
                                         under current Expense  --------------------
                                         Limitation Agreement     2006       2007
                                        ---------------------    -------   --------
                                                                Subject to repayment
                                                                until December 31,
                                        ------- ------- ------- --------------------
Portfolio                               Class A Class B Class E  2011       2012
- ---------                               ------- ------- -------  -------   --------

Strategic Conservative Growth Portfolio  0.15%*  0.40%   0.30%* $36,665   $126,028

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                   Shares Issued
                                                                 Through                Net Increase
                                        Beginning    Shares     Dividend      Shares     in Shares     Ending
                                         Shares       Sold    Reinvestment  Repurchased Outstanding    Shares
                                        ---------- ---------- ------------- ----------- ------------ ----------

Strategic Conservative Growth Portfolio

 Class B

 12/31/2007                             11,233,486 18,422,426   1,181,426   (1,580,985)  18,022,867  29,256,353
 11/01/2006-12/31/2006                          -- 11,223,123      19,163       (8,800)  11,233,486  11,233,486

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                  Purchases                        Sales
                                        ------------------------------ ------------------------------
                                        U.S. Government Non-Government U.S.
Government Non-Government
                                        --------------- -------------- --------------- --------------

Strategic Conservative Growth Portfolio       $--        $254,633,363        $--        $65,848,429

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                          Federal       Gross         Gross
                                         Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                   Cost     Appreciation (Depreciation)  Appreciation
- ---------                               ------------ ------------ -------------- --------------

Strategic Conservative Growth Portfolio $307,199,449 $10,628,174   $(4,537,366)    $6,090,808

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                          Ordinary Income   Long-Term Capital Gain        Total
                                        ------------------- ---------------------- --------------------
                                           2007      2006      2007        2006       2007       2006
                                        ---------- --------   ----------   ----    ----------- --------

Strategic Conservative Growth Portfolio $7,527,084 $198,525 $5,173,506     $--     $12,700,590 $198,525

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                        Undistributed Undistributed     Net
                                          Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                           Income         Gain      Appreciation   and Deferrals      Total
                                        ------------- ------------- ------------ ------------------ ----------

Strategic Conservative Growth Portfolio   $519,947       $58,934     $6,090,808         $--         $6,669,689

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                          Number of shares
                                                        held at December 31, Shares purchased     Shares sold
Security Description                                            2006         during the period during the period
- --------------------                                    -------------------- ----------------- -----------------

Franklin Templeton Small Cap Growth Portfolio - Class A       734,267            1,295,516          (30,263)

Oppenheimer Capital Appreciation Portfolio - Class A               --            3,527,443           (9,925)

                                                            Number of
                                                         shares held at
Security Description                                    December 31, 2007
- --------------------                                    -----------------

Franklin Templeton Small Cap Growth Portfolio - Class A     1,999,520

Oppenheimer Capital Appreciation Portfolio - Class A        3,517,518

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED


                                                                               Capital
                                                        Net Realized Gain Gain Distributions  Income earned from
                                                         on Investments    from Affiliates   Affiliate during the
Security Description                                    during the period during the period         period
Ending Value
- --------------------                                    ----------------- ------------------
-------------------- ------------


Franklin Templeton Small Cap Growth Portfolio - Class A      $7,748           $1,261,583             $--
$21,334,879

Oppenheimer Capital Appreciation Portfolio - Class A          1,755                   --
--           34,964,127

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Conservative Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Conservative Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.






The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------

Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
                                                                                                        Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles Orthopedic
                                    present       1995-2001 Executive Director, Center                  Hospital. Trustee,The Rose
                                                  for Telecommunications Management.                    Hills Foundation, Member,
                                                                                                        Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
                                    From          2003, Managing Director, Dresdner                     Caywood Scholl
                                    December      RCM Global Investors.                                 Asset
                                                                                                        Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.


                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
- ---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series
                                                         Trust; Since April
                                                         2007, Chief Compliance
                                                         Officer, Metropolitan
                                                         Series Funds; from
                                                         August 2006 to April
                                                         2007, Interim Chief
                                                         Compliance Officer,
                                                         Metropolitan Series
                                                         Funds; since August
                                                         2006, Chief Compliance
                                                         Officer, Met Investors
                                                         Advisory, LLC and
                                                         MetLife Advisers, LLC;
                                                         since November 2006,
                                                         Chief Compliance
                                                         Officer, MetLife
                                                         Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Conservative Growth Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the Portfolio for the period since inception through July 31, 2007 within its performance universe. The

Board took into account that the Portfolio ranked above the median of its performance universe for that time period. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Strategic Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fee and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were above the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were below the medians of the expense group and the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were above the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                           MET INVESTORS SERIES TRUST


                                    Strategic
                                Growth Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

- -----------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

- -----------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


MARKET OVERVIEW

The market environment of 2007 was one of contrasts. On the heels of strong market performance in 2006, investors began this year full of optimism. Global markets, continuing the trend from previous years, progressed markedly through the first half of 2007. However, a relatively obscure part of the credit markets began to unravel in February and weighed heavily on markets for the remainder of the year. The turmoil from subprime lending and declining economic growth highlighted the downside risks to the U.S. economy. After several years of markets trending steadily upward, volatility increased dramatically. The Dow and S&P 500(R) oscillated between record highs and steep pull-backs, often within a few days. Investor risk appetites waned, and periods of little to no liquidity appeared in fixed income markets. This prompted action from the Federal Reserve, which increased its activities of providing funds to the market and also lowered the Federal Funds Rate by a total of 100 basis points. While most broad market indices delivered respectable returns for the full year, there were large diversions among different areas of the economy. Financial institutions were the worst performing area as they took massive write-offs from their heavy exposure to the mortgage markets. Firms in the consumer discretionary sector also fared poorly on expectations of decreasing consumption as many consumers face higher housing and energy costs. There were some positive trends that emerged. A weakening dollar combined with continued growth in foreign economies created strong demand for U.S. exports. Companies that were relatively immune from problems in the credit markets and had substantial foreign sales generally had a strong year.

PORTFOLIO OVERVIEW

For the 12-month period ended December 31, 2007, the Portfolio (Class B) returned 8.79%. The Portfolio outperformed its blended benchmark/1/, which returned 6.49%. From an asset allocation perspective, the Portfolio was structured similar to its benchmark with the outperformance attributable to individual account selection. Large-cap equities were the biggest contributors to performance delivering over 390 basis points of absolute performance. Although the large-cap value managers Davis Venture Value Portfolio underperformed the broad S&P 500(R) Index, it delivered positive absolute returns handily beat the value component of that index. Foreign exposure was also a positive contributor with MFS(R) Research International returning 13.29% and MFS(R) Emerging Markets Equity Portfolio returning 36.62% (making it the best performing account in the Portfolio). Domestic small-cap equities were the worst performing area, lagging the broad S&P SmallCap 600(R) Index. Dreman Small-Cap Value Portfolio lost -0.97%, the only account with a negative performance in the Portfolio.

OUTLOOK

Our analysis of recent data indicates an increased potential for recession in the U.S. economy. This outlook is based in part on continued weakness in the housing market, higher energy prices, and declining consumer confidence. This combination of events could have a significant negative impact on economic activity. We continue to favor larger capitalization stocks. This area has attractive valuations and a great potential to grow earnings. The ability to take advantage of the interest rate environment by refinancing debt puts these companies in a stronger position to face economic uncertainty. With regard to sector allocation, we maintain an overweight to the more defensive areas of consumer staples and healthcare. We see potential weakness in consumer discretionary and materials and recommend below benchmark exposure to these sectors. Continued exposure to domestic mid-cap and foreign developed stocks provides additional growth opportunities and portfolio diversification.

MARK A. KELLER
Chief Investment Officer
GREGORY W. ELLSTON
DANIEL T. WINTER
Portfolio Managers
GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             15.01%
     ----------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           14.25%
     ----------------------------------------------------------------------
     Oppenheimer Capital Appreciation Portfolio (Class A)          14.18%
     ----------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       13.95%
     ----------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                       12.64%
     ----------------------------------------------------------------------
     Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    8.17%
     ----------------------------------------------------------------------
     Van Kampen Mid-Cap Growth Portfolio (Class A)                  7.10%
     ----------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)             5.04%
     ----------------------------------------------------------------------
     Franklin Templeton Small Cap Growth Portfolio (Class A)        4.85%
     ----------------------------------------------------------------------
     Dreman Small-Cap Value Portfolio (Class A)                     4.81%
     ----------------------------------------------------------------------

- --------
/1/ The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------

     STRATEGIC GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC.
          VS. WILSHIRE 5000 EQUITY INDEX/1/ BLENDED BENCHMARK/2/ AND
                    DOW JONES AGGRESSIVE PORTFOLIO INDEX/3/
                            Growth Based on $10,000+

                                     [CHART]

                                               Blended      DJ Agg
                  Fund      Wilshire 5000     Benchmark     Port Index
                  ----      -------------     ---------     ----------
  11/1/2006     $10,000        $10,000        $10,000       $10,000
  12/31/2006     10,427         10,345         10,377        10,476
  12/31/2007     11,344         10,926         11,050        11,383



    ----------------------------------------------------------------------
                                            Average Annual Return/4/
                                            (for the year ended 12/31/07)
    ----------------------------------------------------------------------
                                            1 Year    Since Inception/5/
    ----------------------------------------------------------------------
- --  Strategic Growth Portfolio--Class B     8.79%          11.40%
    ----------------------------------------------------------------------
- - - Wilshire 5000 Equity Index/1/           5.62%           7.89%
    ----------------------------------------------------------------------
- --  Blended Benchmark/2/                    6.49%           8.93%
    ----------------------------------------------------------------------
- - - Dow Jones Aggressive Portfolio Index/3/ 8.66%          11.74%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/07
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------

Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
STRATEGIC GROWTH PORTFOLIO                  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,004.80        $2.02
  Hypothetical (5% return before expenses)     1,000.00      1,023.19         2.04
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


- ------------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                        SHARES      (NOTE 2)
- ------------------------------------------------------------------------------------------

INVESTMENT COMPANY SECURITIES - 100.1%
Davis Venture Value Portfolio (Class A)(a).......................   635,790 $  23,168,178
Dreman Small-Cap Value Portfolio (Class A)(b)....................   589,272     7,996,426
Franklin Templeton Small Cap Growth Portfolio (Class A)(a).......   754,737     8,053,047
Jennison Growth Portfolio (Class A)(a)........................... 1,737,027    23,658,313
MFS(R) Emerging Markets Equity Portfolio (Class A)(b)............   582,468     8,375,896
MFS(R) Research International Portfolio (Class A)(b)............. 1,728,708    24,945,258
Neuberger Berman Partners Mid Cap Value Portfolio (Class A)(a)...   637,978    13,563,402
Oppenheimer Capital Appreciation Portfolio (Class A)(b).......... 2,368,242    23,540,326
Van Kampen Comstock Portfolio (Class A)(b)....................... 1,864,367    20,992,771
Van Kampen Mid-Cap Growth Portfolio (Class A)(b).................   998,179    11,798,470
                                                                            -------------
Total Investment Company Securities
(Cost $162,959,562)                                                           166,092,087
                                                                            -------------

TOTAL INVESTMENTS - 100.1% (Cost $162,959,562)                                166,092,087
                                                                            -------------

Other Assets and Liabilities (net) - (0.1)%                                       (87,517)
                                                                            -------------

TOTAL NET ASSETS - 100.0%                                                   $ 166,004,570
                                                                            =============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $166,092,087
   Receivable for investments sold                                             48,816
   Receivable from investment manager (Note 3)                                 15,136
                                                                         ------------
     Total assets                                                         166,156,039
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                     48,816
     Distribution and services fees--Class B                                   35,481
     Investment advisory fee (Note 3)                                          21,288
     Administration fee                                                         1,999
     Custodian and accounting fees                                              6,037
   Accrued expenses                                                            37,848
                                                                         ------------
     Total liabilities                                                        151,469
                                                                         ------------
NET ASSETS                                                               $166,004,570
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $162,446,937
   Accumulated net realized gain                                              424,708
   Unrealized appreciation on investments                                   3,132,525
   Undistributed net investment income                                            400
                                                                         ------------
     Total                                                               $166,004,570
                                                                         ============
NET ASSETS
   Class B                                                               $166,004,570
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                 15,525,800
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                               $      10.69
                                                                         ============

- -------------------------------------------------------------------------------------
* Investments at cost                                                    $162,959,562

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 1,150,196
                                                                          -----------
       Total investment income                                              1,150,196
                                                                          -----------
EXPENSES:
   Investment advisory fee (Note 3)                                           235,505
   Administration fees                                                         23,999
   Custody and accounting fees                                                 24,607
   Distribution fee--Class B                                                  392,509
   Transfer agent fees                                                          2,446
   Audit                                                                       17,684
   Legal                                                                       37,991
   Trustee fees and expenses                                                   14,618
   Insurance                                                                    8,743
   Other                                                                        4,546
                                                                          -----------
       Total expenses                                                         762,648
       Less fees waived and expenses reimbursed by the Manager               (134,634)
                                                                          -----------
   Net expenses                                                               628,014
                                                                          -----------
   Net investment income                                                      522,182
                                                                          -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS Net realized gain on:
       Investments                                                          2,277,941
       Capital gain distributions from underlying Portfolios                6,956,841
                                                                          -----------
   Net realized gain on investments                                         9,234,782
                                                                          -----------
   Net change in unrealized appreciation on:
       Investments                                                          2,754,305
                                                                          -----------
   Net change in unrealized appreciation on investments                     2,754,305
                                                                          -----------
   Net realized and change in unrealized gain on investments               11,989,087
                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $12,511,269
                                                                          ===========

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

STRATEGIC GROWTH PORTFOLIO
                                                                          Year Ended   Period Ended
                                                                         December 31,  December 31,
                                                                             2007         2006*
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $    522,182  $   110,535
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           9,234,782       12,093
   Net change in unrealized appreciation on investments                     2,754,305      378,220
                                                                         ------------  -----------
   Net increase in net assets resulting from operations                    12,511,269      500,848
                                                                         ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class B                                                               (2,712,971)    (121,181)
   From net realized gains
     Class B                                                               (6,650,476)          --
                                                                         ------------  -----------
   Net decrease in net assets resulting from distributions                 (9,363,447)    (121,181)
                                                                         ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class B                                                               91,901,231   81,444,914
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                9,363,447      121,181
   Cost of shares repurchased
     Class B                                                              (20,346,470)      (7,222)
                                                                         ------------  -----------
   Net increase in net assets from capital share transactions              80,918,208   81,558,873
                                                                         ------------  -----------
TOTAL INCREASE IN NET ASSETS                                               84,066,030   81,938,540
   Net assets at beginning of period                                       81,938,540           --
                                                                         ------------  -----------
   Net assets at end of period                                           $166,004,570  $81,938,540
                                                                         ============  ===========
   Net assets at end of period includes undistributed net investment
       income                                                            $        400  $        --
                                                                         ============  ===========

* For the period 11/01/2006 (Commencement of operations) through 12/31/2006.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                         CLASS B
STRATEGIC GROWTH PORTFOLIO                                        -----------------
                                                                      FOR THE YEARS
                                                                           ENDED
                                                                      DECEMBER 31,
                                                                  -----------------
                                                                     2007     2006(B)
                                                                  ------     -------
NET ASSET VALUE, BEGINNING OF PERIOD............................. $10.41     $10.00
                                                                  ------     ------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income............................................   0.04 (a)   0.05 (a)
Net Realized/Unrealized Gain on Investments......................   0.88       0.38
                                                                  ------     ------
Total from Investment Operations.................................   0.92       0.43
                                                                  ------     ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................  (0.19)     (0.02)
Distributions from Net Realized Capital Gains....................  (0.45)        --
                                                                  ------     ------
Total Distributions..............................................  (0.64)     (0.02)
                                                                  ------     ------
NET ASSET VALUE, END OF PERIOD................................... $10.69     $10.41
                                                                  ======     ======
TOTAL RETURN                                                        8.79%      4.27%
Ratio of Expenses to Average Net Assets..........................   0.40%      0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates........................................................   0.49%      1.27%*
Ratio of Net Investment Income to Average Net Assets.............   0.33%      2.62%*
Portfolio Turnover Rate..........................................   33.6%       0.0%(c)
Net Assets, End of Period (in millions).......................... $166.0      $81.9

*  Annualized.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--11/01/2006. (c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to no sales activity.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Strategic Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class B Shares are offered by the Portfolio. Class A and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                            Management Fees
                           earned by Manager
                           for the year ended
Portfolio                  December 31, 2007  % per annum   Average Daily Net Assets
- ---------                  ------------------ ----------- ----------------------------

Strategic Growth Portfolio      $235,505          0.15%   First $250 Million

                                                 0.125%   $250 Million to $500 Million

                                                  0.10%   Over $500 Million

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                         Expenses Deferred in
                                                         --------------------
                                                           2006       2007
      -                           Maximum Expense Ratio   -------   --------
                                  under current Expense  Subject to repayment
                                  Limitation Agreement   until December 31,
                                 ---------------------   --------------------
      Portfolio                  Class A Class B Class E  2011       2012
      ---------                  ------- ------- -------  -------   --------

      Strategic Growth Portfolio  0.15%*  0.40%   0.30%* $36,665   $131,207

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                               Shares Issued
                                                  Through                Net Increase
                           Beginning  Shares     Dividend      Shares     in Shares     Ending
                            Shares     Sold    Reinvestment  Repurchased Outstanding    Shares
- -                          --------- --------- ------------- ----------- ------------ ----------

Strategic Growth Portfolio

 Class B

 12/31/2007                7,870,173 8,597,954    870,992    (1,813,319)  7,655,627   15,525,800
 11/01/2006-12/31/2006            -- 7,859,271     11,596          (694)  7,870,173    7,870,173

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                     Purchases                        Sales
                           ------------------------------ ------------------------------
                           U.S. Government Non-Government U.S. Government
Non-Government
                           --------------- -------------- --------------- --------------

Strategic Growth Portfolio       $--        $131,216,812        $--        $52,119,713

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

5. INVESTMENT TRANSACTIONS - CONTINUED


At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                             Federal       Gross         Gross
                            Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                      Cost     Appreciation (Depreciation)  Appreciation
- ---------                  ------------ ------------ -------------- --------------

Strategic Growth Portfolio $163,088,793  $5,991,153   $(2,987,859)    $3,003,294

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                             Ordinary Income   Long-Term Capital Gain        Total
                           ------------------- ---------------------- -------------------
                              2007      2006      2007        2006       2007      2006
                           ---------- --------   ----------   ----    ---------- --------

Strategic Growth Portfolio $4,566,156 $121,083 $4,797,291     $98     $9,363,447 $121,181

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                           Undistributed Undistributed     Net
                             Ordinary      Long-Term    Unrealized  Loss Carryforwards
                              Income         Gain      Appreciation   and Deferrals      Total
                           ------------- ------------- ------------ ------------------ ----------

Strategic Growth Portfolio   $478,286       $76,053     $3,003,294         $--         $3,557,633

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2006 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                          Number of shares
Number of
                                                        held at December 31, Shares purchased   Shares sold
shares held at
Security Description                                            2006         during the year  during the year
December 31, 2007
- --------------------                                    -------------------- ---------------- ---------------
-----------------

Franklin Templeton Small Cap Growth Portfolio - Class A       370,996            447,525
(63,784) 754,737

Van Kampen Mid-Cap Growth Portfolio - Class A                 544,777            625,761
(172,359)         998,179

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED


                                                                               Capital
                                                        Net Realized Gain Gain Distributions  Income earned from
                                                         on Investments    from Affiliates   Affiliates during the
Security Description                                     during the year   during the year
year          Ending Value
- --------------------                                    ----------------- ------------------
--------------------- ------------


Franklin Templeton Small Cap Growth Portfolio - Class A     $  3,232           $553,558
$--          $ 8,053,047

Van Kampen Mid-Cap Growth Portfolio - Class A                129,365            978,234
--            11,798,470

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Strategic Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Strategic Growth Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2007 and the period from November 1, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
                                                                                                        Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles Orthopedic
                                    present       1995-2001 Executive Director, Center                  Hospital. Trustee,The Rose
                                                  for Telecommunications Management.                    Hills Foundation, Member,
                                                                                                        Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
                                    From          2003, Managing Director, Dresdner                     Caywood Scholl
                                    December      RCM Global Investors.                                 Asset
                                                                                                        Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                     Number of
                                                                                                     Portfolios
                                                                                                      in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served              During Past 5 Years             by Trustee**
- ---------------------      -------------- -------------- ------------------------------------------ ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice             N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice            N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife          N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,              N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from
One MetLife Plaza                                        October 2002 to March 2006, Assistant
27-01 Queens Plaza North                                 Vice President; from November 2005 to
Long Island City, NY 11101                               August 2006, Interim Chief Compliance
                                                         Officer, Met Investors
                                                         Series Trust; Since
                                                         April 2007, Chief
                                                         Compliance Officer,
                                                         Metropolitan Series
                                                         Funds; from August 2006
                                                         to April 2007, Interim
                                                         Chief Compliance
                                                         Officer, Metropolitan
                                                         Series Funds; since
                                                         August 2006, Chief
                                                         Compliance Officer, Met
                                                         Investors Advisory, LLC
                                                         and MetLife Advisers,
                                                         LLC; since November
                                                         2006, Chief Compliance
                                                         Officer, MetLife
                                                         Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with Gallatin Asset Management, Inc. (the "Gallatin Adviser") for investment advisory services in connection with the investment management for the Strategic Growth Portfolio ("Strategic Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Strategic Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the Strategic Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Strategic Portfolio, among other data that it reviewed, the Board analyzed the Lipper report annualizing the total return performance of the since inception period ending July 31, 2007 of the Strategic Portfolio within its performance universe.

The Board took into account that the Strategic Portfolio ranked above the median of its performance universe and above the Lipper index for the period since inception. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Strategic Portfolio's performance was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement . In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Strategic Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Strategic Portfolio's total expenses exclusive of 12b-1 fees were above the medians for both the expense group and expense universe. The Board also noted that the Strategic Portfolio's actual management fees were at the median of the expense group and below the median of the expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Strategic Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Strategic Portfolio's contractual management fees were at the normalized median of the expense group at the Strategic Portfolio's current size. The Board considered that the relatively small asset size of the Strategic Portfolio results in a higher relative fee structure. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the Strategic Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the Strategic Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Strategic Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Strategic Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Strategic Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust result from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENT

The Board re-approved the Advisory Agreement for the Strategic Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to the Gallatin Adviser's ability to perform under its Advisory Agreement. These factors included: the Gallatin Adviser's financial condition; the Gallatin Adviser's current level of staffing and its overall resources, as well as its compensation program; the Gallatin Adviser's compliance systems and any disciplinary history; any possible conflicts of interest; the Gallatin Adviser's management style and performance record with respect to the Strategic Portfolio; and the Strategic Portfolio's performance record. With respect to the Gallatin Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Gallatin Adviser, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreement, as noted above, the Board considered the Strategic Portfolio's performance for the since inception period as compared to its peer universe and noted that the Board reviews on a quarterly basis detailed information about the Strategic Portfolio's performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered the Gallatin Adviser's investment process and philosophy. The Board considered that the Gallatin Adviser's responsibilities include the development and maintenance of an investment program for the Strategic Portfolio which is consistent with the Strategic Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered the Gallatin Adviser's brokerage policies and practices, including the use of affiliated brokers, the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Advisory Agreement. In this connection, the Board evaluated the Strategic Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Gallatin Adviser's estimated profitability from its relationship with the Strategic Portfolio as described below and possible economies of scale. With respect to potential economies of scale in the Advisers' management of the Portfolios, the Board noted that the sub-advisory fee schedule for most of the Portfolios (including the Strategic Portfolio) contain breakpoints that reduce the fee rate on assets above specified levels and that such breakpoints are generally reflected in the management fee, thus permitting shareholders to benefit from economies of scale.

PROFITABILITY. In considering the profitability to the Gallatin Adviser of its relationship with the Strategic Portfolio, the Board noted that the fees under the Advisory Agreements were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board received an income statement with respect to the Gallatin Adviser's operation overall, which was represented to be an indication of the profitability of the Gallatin Adviser's relationship with the Strategic Portfolio, but no portfolio specific data. Therefore, the Board placed more reliance on the fact that the Advisory Agreement was negotiated at arm's length and that the advisory fee was paid by the Manager than on Adviser profitability. The Board also took into account, to the extent possible, the revenue and profits derived from affiliated broker transactions.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Gallatin Adviser and its affiliates by virtue of the Gallatin Adviser's relationship to the Strategic Portfolio are fair and reasonable.

Among other possible conflicts of interest considered by the Board, the Board noted that the Gallatin Adviser considered it has a duty to act in the best interests of its clients and disclose or mitigate potential conflicts of interest through its policies and procedures; specifically, with respect to its affiliate, A.G. Edwards & Sons, Inc. ("Edwards"), a registered broker dealer, who will act as a distributor for the annuity share class. The Board noted that Edwards will receive a sales commission from the sales of variable annuity products in the Class A product and also receives revenue sharing payments based on assets in certain Trust products sold by Edwards. The Board further considered that as a broker-dealer, Edwards provides trade execution services for many institutional clients, including some fund families which may be used in the fund of fund portfolios. Edwards could derive some benefit from commissions paid for trade execution services if the manager of a mutual fund used in the portfolio chose to use Edwards as an executing broker-dealer. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Advisory Agreement for the Strategic Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Gallatin Adviser, the Board determined approval of the Advisory Agreement for the Strategic Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Advisory Agreement for the Strategic Portfolio.

                           MET INVESTORS SERIES TRUST


                                MetLife Balanced
                               Strategy Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

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February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

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For the twelve months ended December 31, 2007, the MetLife Balanced Strategy Portfolio gained 5.16% and 4.88% for Class A and Class B Shares, respectively. This compares to an 8.02% return of the Dow Jones Moderate Global Index/1/ and a 6.70% return for the blended benchmark (the Balanced Blended Benchmark is comprised of the following mix: 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal, 13% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks generally underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Harris Oakmark International, and Legg Mason Aggressive Growth Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Third Avenue Small Cap Value, Turner Mid Cap Growth, and Lord Abbett Bond Debenture Portfolios.

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/1/ The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately

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$705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

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METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

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Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         11.07%
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    Davis Venture Value Portfolio (Class A)                         8.06%
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    Van Kampen Comstock Portfolio (Class A)                         7.86%
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    Lord Abbett Growth and Income Portfolio (Class A)               7.05%
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    Legg Mason Value Equity Portfolio (Class A)                     5.90%
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    Western Asset Management U.S. Government Portfolio (Class A)    4.98%
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    Lord Abbett Bond Debenture Portfolio (Class A)                  4.97%
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    Third Avenue Small Cap Value Portfolio (Class A)                4.87%
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    Loomis Sayles Global Markets Portfolio (Class A)                4.14%
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    Legg Mason Partners Aggressive Growth Portfolio (Class A)       4.08%
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    PIMCO Inflation Protected Bond Portfolio (Class A)              4.00%
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    Harris Oakmark International Portfolio (Class A)                3.97%
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    Harris Oakmark Focused Value Portfolio (Class A)                3.90%
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    Rainier Large Cap Equity Portfolio (Class A)                    3.10%
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    MFS(R) Research International Portfolio (Class A)               3.04%
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    Lazard Mid-Cap Portfolio (Class A)                              2.90%
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    Turner Mid-Cap Growth Portfolio (Class A)                       2.12%
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    Jennison Growth Portfolio (Class A)                             2.06%
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    MFS(R) Emerging Markets Equity Portfolio (Class A)              2.04%
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    T. Rowe Price Mid-Cap Growth Portfolio (Class A)                2.03%
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    Goldman Sachs Mid-Cap Value Portfolio (Class A)                 2.03%
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    Met/AIM Small Cap Growth Portfolio (Class A)                    1.97%
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    BlackRock High Yield Portfolio (Class A)                        1.96%
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    Neuberger Berman Real Estate Portfolio (Class A)                1.90%
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METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

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 METLIFE BALANCED STRATEGY PORTFOLIO VS. DOW JONES MODERATE PORTFOLIO INDEX/1/
                                       AND
                          BALANCED BLENDED BENCHMARK/2/
                            Growth Based on $10,000+

                                     [CHART]
                                 Balanced       DJ Mod
                                 Blended        Port
                     Fund        Benchmark      Index
                  ---------     ----------      ---------
  11/3/2004        $10,000      $10,000         $10,000
 12/31/2004         10,419       10,501          10,694
 12/31/2005         11,161       11,144          11,469
 12/31/2006         12,497       12,627          12,835
 12/31/2007         13,107       13,473          13,865


    --------------------------------------------------------------
                                       Average Annual Return
                                  (for the year ended 12/31/07)/3/
    --------------------------------------------------------------
                                  1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A            5.16%     --       10.39%
- --  Class B                       4.88%  7.95%        8.94%
    --------------------------------------------------------------
    Dow Jones Moderate Portfolio
- --  Index/1/                      8.02%  9.04%       10.87%
    --------------------------------------------------------------
- - - Balanced Blended Benchmark/2/ 6.70%  8.67%       10.23%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is

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METLIFE BALANCED STRATEGY PORTFOLIO                 FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

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defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  991.80        $0.30
  Hypothetical (5% return before expenses)     1,000.00      1,024.90         0.31
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  991.00        $1.56
  Hypothetical (5% return before expenses)     1,000.00      1,023.64         1.58
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                VALUE
      DESCRIPTION                                SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      BlackRock High Yield Portfolio
        (Class A)(b).......................... 16,106,027 $   132,713,659
      Davis Venture Value Portfolio
        (Class A)(a).......................... 14,913,804     543,459,010
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A)(b).......................... 10,090,523     136,928,399
      Harris Oakmark Focused Value Portfolio
        (Class A)(a)..........................  1,198,172     262,926,932
      Harris Oakmark International Portfolio
        (Class A)(b).......................... 15,500,566     267,694,776
      Jennison Growth Portfolio (Class A)(a).. 10,179,482     138,644,541
      Lazard Mid-Cap Portfolio (Class A)(b)... 16,054,955     195,388,799
      Legg Mason Partners Aggressive Growth
        Portfolio (Class A)(b)................ 36,460,044     274,908,730
      Legg Mason Value Equity Portfolio
        (Class A)(b).......................... 37,908,786     398,042,256
      Loomis Sayles Global Markets Portfolio
        (Class A)*(b)......................... 21,019,835     279,143,413
      Lord Abbett Bond Debenture Portfolio
        (Class A)(b).......................... 26,519,353     334,939,424
      Lord Abbett Growth and Income Portfolio
        (Class A)(b).......................... 16,467,827     475,755,513
      Met/AIM Small Cap Growth Portfolio
        (Class A)(b)..........................  9,002,250     133,773,436
      MFS(R) Emerging Markets Equity Portfolio
        (Class A)(b)..........................  9,561,137     137,489,151
      MFS(R) Research International Portfolio
        (Class A)(b).......................... 14,189,095     204,748,639
      Neuberger Berman Real Estate Portfolio
        (Class A)(b)..........................  9,172,733     129,152,078
      PIMCO Inflation Protected Bond Portfolio
        (Class A)(b).......................... 24,645,067     270,109,932
      PIMCO Total Return Portfolio
        (Class A)(b).......................... 60,750,621     746,625,139
      Rainier Large Cap Equity Portfolio
        (Class A)(b).......................... 20,904,619     209,046,189
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A)(b).......................... 13,942,141     137,051,248
      Third Avenue Small Cap Value Portfolio
        (Class A)(b).......................... 20,864,228     328,611,593
      Turner Mid-Cap Growth Portfolio
        (Class A)(b)..........................  9,322,654     142,916,286

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - CONTINUED
     Van Kampen Comstock Portfolio
       (Class A)(b)........................... 47,105,067 $   530,403,059
     Western Asset Management U.S.
       Government Portfolio (Class A)(a)...... 26,902,735     336,015,162
                                                          ---------------
     Total Investment Company Securities
       (Cost $6,414,355,645)                                6,746,487,364
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $6,414,355,645)                                  6,746,487,364
                                                          ---------------

     Other Assets and Liabilities (net) - 0.0%                 (1,794,648)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 6,744,692,716
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE BALANCED STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $6,746,487,364
   Receivable for Trust shares sold                                           4,923,726
                                                                         --------------
     Total assets                                                         6,751,411,090
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    4,041,658
     Trust shares redeemed                                                      882,068
     Distribution and services fees--Class B                                  1,428,133
     Investment advisory fee (Note 3)                                           317,524
     Administration fee                                                           1,999
     Custodian and accounting fees                                               27,970
   Accrued expenses                                                              19,022
                                                                         --------------
     Total liabilities                                                        6,718,374
                                                                         --------------
NET ASSETS                                                               $6,744,692,716
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $6,095,875,668
   Accumulated net realized gain                                            213,658,441
   Unrealized appreciation on investments                                   332,131,719
   Undistributed net investment income                                      103,026,888
                                                                         --------------
     Total                                                               $6,744,692,716
                                                                         ==============
NET ASSETS
   Class A                                                               $    1,120,368
                                                                         ==============
   Class B                                                                6,743,572,348
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                       92,198
                                                                         ==============
   Class B                                                                  556,280,267
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.15
                                                                         ==============
   Class B                                                                        12.12
                                                                         ==============

- ---------------------------------------------------------------------------------------
* Investments at cost                                                    $6,414,355,645

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE BALANCED STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $ 82,368,648
                                                                          ------------
       Total investment income                                              82,368,648
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                          3,396,810
   Administration fees                                                          23,999
   Custody and accounting fees                                                  18,741
   Distribution fee--Class B                                                15,106,598
   Transfer agent fees                                                           4,811
   Audit                                                                        22,263
   Legal                                                                        20,372
   Trustee fees and expenses                                                    15,479
   Insurance                                                                     1,181
   Other                                                                         6,387
                                                                          ------------
       Total expenses                                                       18,616,641
                                                                          ------------
   Net investment income                                                    63,752,007
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain on:
       Investments                                                          66,792,257
       Capital gain distributions from underlying Portfolios               195,835,834
                                                                          ------------
   Net realized gain on investments and capital gain from underlying
       Portfolios                                                          262,628,091
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (71,489,543)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (71,489,543)
                                                                          ------------
   Net realized and change in unrealized gain on investments               191,138,548
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $254,890,555
                                                                          ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


METLIFE BALANCED STRATEGY PORTFOLIO
                                                                           Year Ended      Year Ended
                                                                          December 31,    December 31,
                                                                              2007            2006
                                                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   63,752,007  $   98,920,864
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           262,628,091     174,987,469
   Net change in unrealized appreciation (depreciation) on investments      (71,489,543)    229,495,589
                                                                         --------------  --------------
   Net increase in net assets resulting from operations                     254,890,555     503,403,922
                                                                         --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (16,665)           (936)
     Class B                                                                (98,904,253)       (374,658)
   From net realized gains
     Class A                                                                    (27,801)         (3,323)
     Class B                                                               (182,879,835)    (25,593,222)
                                                                         --------------  --------------
   Net decrease in net assets resulting from distributions                 (281,828,554)    (25,972,139)
                                                                         --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                    415,440         566,990
     Class B                                                              1,973,926,424   1,208,693,056
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                     44,466           4,259
     Class B                                                                281,784,088      25,967,880
   Cost of shares repurchased
     Class A                                                                    (75,227)        (60,323)
     Class B                                                               (652,346,695)    (74,700,257)
                                                                         --------------  --------------
   Net increase in net assets from capital share transactions             1,603,748,496   1,160,471,605
                                                                         --------------  --------------
TOTAL INCREASE IN NET ASSETS                                              1,576,810,497   1,637,903,388
   Net assets at beginning of period                                      5,167,882,219   3,529,978,831
                                                                         --------------  --------------
   Net assets at end of period                                           $6,744,692,716  $5,167,882,219
                                                                         ==============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $  103,026,888  $   98,920,864
                                                                         ==============  ==============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


      SELECTED PER SHARE DATA FOR
      THE YEAR OR PERIOD ENDED:

      METLIFE BALANCED STRATEGY                   CLASS A
      PORTFOLIO                      -----------------------------
                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                     -----------------------------
                                        2007       2006      2005(B)
                                     ------     ------       ------
      NET ASSET VALUE, BEGINNING OF
      PERIOD........................ $12.17     $10.92      $10.04
                                     ------     ------      ------
      INCOME FROM INVESTMENT
      OPERATIONS
      Net Investment Income.........   0.15 (a)   0.31 (a)    0.56 (a)
      Net Realized/Unrealized Gain
        on Investments..............   0.47       1.03        0.47
                                     ------     ------      ------     -
      Total from Investment
        Operations..................   0.62       1.34        1.03
                                     ------     ------      ------     -
      LESS DISTRIBUTIONS
      Dividends from Net Investment
        Income......................  (0.24)     (0.02)      (0.13)
      Distributions from Net
        Realized Capital Gains......  (0.40)     (0.07)      (0.02)
                                     ------     ------      ------     -
      Total Distributions...........  (0.64)     (0.09)      (0.15)
                                     ------     ------      ------     -
      NET ASSET VALUE, END OF PERIOD $12.15     $12.17      $10.92
                                     ======     ======      ======     =
      TOTAL RETURN                     5.16%     12.35%      10.21%
      Ratio of Expenses to Average
        Net Assets..................   0.06%      0.08%       0.03%*
      Ratio of Expenses to Average
        Net Assets Before
        Reimbursement and Rebates...   0.06%      0.08%(e)    0.03%*
      Ratio of Net Investment
        Income to Average Net Assets   1.22%      2.74%       7.70%*
      Portfolio Turnover Rate.......   17.0%      20.7%       17.3%
      Net Assets, End of Period (in
        millions)................... $  1.1     $  0.7      $  0.2

                                                     CLASS B
                               -----------------------------------------------
                                        FOR THE YEARS ENDED DECEMBER 31,
                               -----------------------------------------------
                                   2007         2006         2005       2004(C)
                               --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
PERIOD                         $  12.15     $  10.92     $  10.31     $  10.00
                               --------     --------     --------     --------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income.........     0.13 (a)     0.26 (a)     0.22 (a)     0.28 (a)
Net Realized/Unrealized Gain
  on Investments..............     0.46         1.04         0.52         0.14
                               --------     --------     --------     --------
Total from Investment
  Operations..................     0.59         1.30         0.74         0.42
                               --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................    (0.22)       (0.00)+      (0.11)       (0.11)
Distributions from Net
  Realized Capital Gains......    (0.40)       (0.07)       (0.02)          --
                               --------     --------     --------     --------
Total Distributions...........    (0.62)       (0.07)       (0.13)       (0.11)
                               --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD $  12.12     $  12.15     $  10.92     $  10.31
                               ========     ========     ========     ========
TOTAL RETURN                       4.88%       11.98%        7.12%        4.19%
Ratio of Expenses to Average
  Net Assets..................     0.31%        0.33%        0.31%        0.35%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...     0.31%        0.33%(e)     0.31%        0.38%*
Ratio of Net Investment
  Income to Average Net Assets     1.05%        2.31%        2.12%       17.21%*
Portfolio Turnover Rate.......     17.0%        20.7%        17.3%         0.0%(d)
Net Assets, End of Period (in
  millions)................... $6,743.6     $5,167.2     $3,529.8     $1,561.2

*  Annualized
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Balanced Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                     Management Fees
                                    earned by Manager
                                    for the year ended
Portfolio                           December 31, 2007  % per annum  Average Daily Net Assets
- ---------                           ------------------ ----------- --------------------------

MetLife Balanced Strategy Portfolio     $3,396,810         0.10%   First $500 Million

                                                          0.075%   $500 Million to $1 Billion

                                                           0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
         -                                       under current Expense
         -                                       Limitation Agreement
         -                                      ---------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Balanced Strategy Portfolio     0.10%   0.35%   0.25%*

         * Class not offered during the period.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                   Shares Issued
                                                               Through                 Net Increase
                                     Beginning    Shares      Dividend      Shares      in Shares     Ending
                                      Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
- -                                   ----------- ----------- ------------- -----------  ------------ -----------

MetLife Balanced Strategy Portfolio

 Class A

 12/31/2007                              59,983      34,679       3,669        (6,133)      32,215       92,198
 12/31/2006                              14,717      50,189         373        (5,296)      45,266       59,983

 Class B

 12/31/2007                         425,219,932 161,401,676  23,268,711   (53,610,052) 131,060,335  556,280,267
 12/31/2006                         323,282,018 106,250,407   2,277,884    (6,590,377) 101,937,914  425,219,932

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                              Purchases                        Sales
- -                                   ------------------------------ ------------------------------
                                    U.S. Government Non-Government U.S.
Government Non-Government
- -                                   --------------- -------------- --------------- --------------

MetLife Balanced Strategy Portfolio       $--       $2,611,206,616       $--       $1,029,309,331

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                       Federal        Gross         Gross
                                      Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                                Cost      Appreciation (Depreciation)  Appreciation
- ---------                           -------------- ------------ -------------- --------------

MetLife Balanced Strategy Portfolio $6,427,837,306 $396,687,521  $(78,037,463)  $318,650,058

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                       Ordinary Income      Long-Term Capital Gain           Total
- -                                   ---------------------- ------------------------ ------------------------
                                       2007        2006        2007        2006         2007        2006
- -                                   ----------- ---------- ------------ ----------- ------------ -----------

MetLife Balanced Strategy Portfolio $99,521,921 $2,338,613 $182,306,633 $23,634,001 $281,828,554 $25,972,614

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                    Undistributed Undistributed     Net
                                      Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                       Income         Gain      Appreciation   and Deferrals       Total
- -                                   ------------- ------------- ------------ ------------------ ------------

MetLife Balanced Strategy Portfolio $105,706,764  $224,460,227  $318,650,058        $--         $648,817,049

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year as follows:

                                                            Number of      Shares      Shares      Number of
                                                          shares held at purchased      sold     shares held at
                                                           December 31,  during the  during the   December 31,
Security Description                                           2006         year        year          2007
- --------------------                                      -------------- ---------- -----------  --------------

BlackRock High Yield Portfolio - Class A*                           --   16,671,700    (565,673)   16,106,027

Davis Venture Value Portfolio - Class A                     11,922,760    3,243,513    (252,469)   14,913,804

Goldman Sachs Mid-Cap Value Portfolio - Class A              7,224,084    3,338,744    (472,305)   10,090,523

Harris Oakmark Focused Value Portfolio - Class A               775,408      440,255     (17,491)    1,198,172

Harris Oakmark International Portfolio - Class A            11,150,265    5,140,426    (790,125)   15,500,566

Jennison Growth Portfolio - Class A                         12,197,457    2,855,356  (4,873,331)   10,179,482

Lazard Mid-Cap Portfolio - Class A                          11,483,418    5,297,339    (725,802)   16,054,955

Legg Mason Partners Aggressive Growth Portfolio - Class A   18,849,348   17,825,078    (214,382)   36,460,044

Legg Mason Value Equity Portfolio - Class A*                28,268,286   14,309,282  (4,668,782)   37,908,786

Loomis Sayles Global Markets Portfolio - Class A*           20,276,086    4,592,126  (3,848,377)   21,019,835

Lord Abbett Bond Debenture Portfolio - Class A              28,572,434    8,352,701 (10,405,782)   26,519,353

Lord Abbett Growth and Income Portfolio - Class A           10,593,171    5,978,739    (104,083)   16,467,827

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                               Number of      Shares      Shares      Number of
                                                             shares held at purchased      sold     shares held at
                                                              December 31,  during the  during the   December 31,
Security Description                                              2006         year        year          2007
- --------------------                                         -------------- ---------- -----------
--------------

Met/AIM Small Cap Growth Portfolio - Class A                    7,740,698    1,907,213    (645,661)    9,002,250

MFS(R) Emerging Markets Equity Portfolio - Class A             10,506,245    2,196,562  (3,141,670)    9,561,137

MFS(R) Research International Portfolio - Class A              10,533,862    4,768,427  (1,113,194)   14,189,095

Neuberger Berman Real Estate Portfolio - Class A                5,746,286    4,189,662    (763,215)    9,172,733

PIMCO Inflation Protected Bond Portfolio - Class A             34,238,719    9,573,434 (19,167,086)   24,645,067

PIMCO Total Return Portfolio - Class A                         33,942,275   30,656,196  (3,847,850)   60,750,621

Rainier Large Cap Equity Portfolio - Class A*                          --   20,917,134     (12,515)   20,904,619

T. Rowe Price Mid-Cap Growth Portfolio - Class A               11,884,092    3,401,729  (1,343,680)   13,942,141

Third Avenue Small Cap Value Portfolio - Class A               14,893,642    6,280,692    (310,106)   20,864,228

Turner Mid-Cap Growth Portfolio - Class A*                      8,174,023    2,176,847  (1,028,216)    9,322,654

Van Kampen Comstock Portfolio - Class A*                       30,455,298   17,041,658    (391,889)   47,105,067

Western Asset Management U.S. Government Portfolio - Class A   20,399,346    7,636,630  (1,133,241)   26,902,735

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of December 31, 2007. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                           Net Realized        Capital
                                                            Gain (Loss)   Gain Distributions  Income earned
                                                          on Investments   from Affiliates   from Affiliates
Security Description                                      during the year  during the year   during the year
Ending Value
- --------------------                                      --------------- ------------------ ---------------
------------

BlackRock High Yield Portfolio - Class A                    $   (82,703)     $        --       $        --
$132,713,659

Davis Venture Value Portfolio - Class A                       2,154,215               --         3,618,727
543,459,010

Goldman Sachs Mid-Cap Value Portfolio - Class A               1,457,446        9,885,214           765,425
136,928,399

Harris Oakmark Focused Value Portfolio - Class A                182,536       27,127,482         1,230,281
262,926,932

Harris Oakmark International Portfolio - Class A              3,883,837       18,180,472         2,118,840
267,694,776

Jennison Growth Portfolio - Class A                          10,106,161        6,206,139           737,498
138,644,541

Lazard Mid-Cap Portfolio - Class A                              227,924       14,982,549         1,093,206
195,388,799

Legg Mason Partners Aggressive Growth Portfolio - Class A       (15,619)      15,522,827           381,182
274,908,730

Legg Mason Value Equity Portfolio - Class A                   1,022,604          376,423            11,163
398,042,256

Loomis Sayles Global Markets Portfolio - Class A              7,568,191               --                --
279,143,413

Lord Abbett Bond Debenture Portfolio - Class A               (2,668,387)         501,812        21,759,239
334,939,424

Lord Abbett Growth and Income Portfolio - Class A               149,076       15,147,989         3,501,517
475,755,513

Met/AIM Small Cap Growth Portfolio - Class A                  1,266,127        1,650,139                --
133,773,436

MFS(R) Emerging Markets Equity Portfolio - Class A            7,597,907               --            93,931
137,489,151

MFS(R) Research International Portfolio - Class A             2,619,737       24,716,306         2,536,801
204,748,639

Neuberger Berman Real Estate Portfolio - Class A              4,996,246        8,205,920         1,024,040
129,152,078

PIMCO Inflation Protected Bond Portfolio - Class A           (9,264,147)              --         9,343,346
270,109,932

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007


9. OTHER MATTERS - CONTINUED

                                                              Net Realized        Capital
                                                               Gain (Loss)   Gain Distributions  Income earned
                                                             on Investments   from Affiliates   from Affiliates
Security Description                                         during the year  during the year   during the year
Ending Value
- --------------------                                         --------------- ------------------ ---------------
------------


PIMCO Total Return Portfolio - Class A                         $2,101,781       $        --       $16,111,596
$746,625,139

Rainier Large Cap Equity Portfolio - Class A                        4,829                --           191,250
209,046,189

T. Rowe Price Mid-Cap Growth Portfolio - Class A                2,640,759         5,358,764           280,971
137,051,248

Third Avenue Small Cap Value Portfolio - Class A                  852,130        17,998,762         3,350,555
328,611,593

Turner Mid-Cap Growth Portfolio - Class A                       2,993,953         3,943,119                --
142,916,286

Van Kampen Comstock Portfolio - Class A                           712,165         8,217,285         6,146,432
530,403,059

Western Asset Management U.S. Government Portfolio - Class A      164,985                --         7,673,370
336,015,162

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
                                                                                                        Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles Orthopedic
                                    present       1995-2001 Executive Director, Center                  Hospital. Trustee,The Rose
                                                  for Telecommunications Management.                    Hills Foundation, Member,
                                                                                                        Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
                                    From          2003, Managing Director, Dresdner                     Caywood Scholl
                                    December      RCM Global Investors.                                 Asset
                                                                                                        Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.


                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
- ---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance
                                                         Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series
                                                         Trust; Since April
                                                         2007, Chief Compliance
                                                         Officer, Metropolitan
                                                         Series Funds; from
                                                         August 2006 to April
                                                         2007, Interim Chief
                                                         Compliance Officer,
                                                         Metropolitan Series
                                                         Funds; since August
                                                         2006, Chief Compliance
                                                         Officer, Met Investors
                                                         Advisory, LLC and
                                                         MetLife Advisers, LLC;
                                                         since November 2006,
                                                         Chief Compliance
                                                         Officer, MetLife
                                                         Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A





Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Balanced Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe for the since inception period and below the median for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                           MET INVESTORS SERIES TRUST


                                 MetLife Growth
                               Strategy Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

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February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

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The MetLife Growth Strategy Portfolio performance for the twelve months ended December 31, 2007 was a gain of 5.03% and 4.70% for Class A and Class B Shares, respectively. This compares to a 8.33% return for the Dow Jones Moderately Aggressive Global Index/1/ and a 6.71% return for the blended benchmark (the Growth Blended Benchmark is comprised of the following mix: 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal, 17% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher asset class target to high yield bonds and small cap stocks than is held in the broad indices (Lehman Universal Bond Index and the Wilshire 5000 Equity Index/6/) detracted from the Portfolio's performance relative to blended benchmark. High yield bonds underperformed higher grade bonds during the year because of credit concerns. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Harris Oakmark International, and Legg Mason Aggressive Growth Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Loomis Sayles Global Markets, Third Avenue Small Cap Value, RCM Technology, and Turner Mid-Cap Growth Portfolios.

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/1/ The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately

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$898.3 million; the median market capitalization was approximately $705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

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METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

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Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we further diversified the fixed income component and brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.78%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.07%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.07%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             7.78%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    6.11%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  5.89%
      --------------------------------------------------------------------
      Rainier Large Cap Equity Portfolio (Class A)                 5.16%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             4.96%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             4.87%
      --------------------------------------------------------------------
      Loomis Sayles Global Markets Portfolio (Class A)             4.13%
      --------------------------------------------------------------------
      MFS Research International Portfolio (Class A)               4.04%
      --------------------------------------------------------------------
      MFS Emerging Markets Equity Portfolio (Class A)              3.05%
      --------------------------------------------------------------------
      PIMCO Total Return Portfolio (Class A)                       3.01%
      --------------------------------------------------------------------
      Met/AIM Small Cap Growth Portfolio (Class A)                 2.97%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.12%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          2.05%
      --------------------------------------------------------------------
      T. Rowe Price Mid-Cap Growth Portfolio (Class A)             2.03%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.02%
      --------------------------------------------------------------------
      PIMCO Inflation Protected Bond Portfolio (Class A)           2.00%
      --------------------------------------------------------------------
      Lord Abbett Bond Debenture Portfolio (Class A)               1.98%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.91%
      --------------------------------------------------------------------

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METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

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 METLIFE GROWTH STRATEGY PORTFOLIO VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO
                                  INDEX/1/ AND
                           GROWTH BLENDED BENCHMARK/2/
                            Growth Based on $10,000+

                                     [CHART]
                                 Growth           DJ Mod Agg
                                 Blended          Port
                      Fund       Benchmark        Index
                    -------     ----------      ---------
    11/3/2004       $10,000      $10,000        $10,000
   12/31/2004        10,630       10,643         10,861
   12/31/2005        11,600       11,404         11,953
   12/31/2006        13,176       13,222         13,761
   12/31/2007        13,796       14,109         14,907


    --------------------------------------------------------------
                                     Average Annual Return/3/
                                   (for the year ended 12/31/07)
    --------------------------------------------------------------
                                  1 Year 3 Year Since Inception/4/
    --------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A            5.03%      --      12.07%
- --  Class B                       4.70%   9.08%      10.72%
    --------------------------------------------------------------
    Dow Jones Moderate Aggressive
- --  Portfolio Index/1/            8.33%  11.13%      13.44%
    --------------------------------------------------------------
- - - Growth Blended Benchmark/2/   6.71%   9.86%      11.94%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index(the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All

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METLIFE GROWTH STRATEGY PORTFOLIO                   FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

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returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Aggressive Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  981.70        $0.30
  Hypothetical (5% return before expenses)     1,000.00      1,024.90         0.31
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  980.20        $1.55
  Hypothetical (5% return before expenses)     1,000.00      1,023.64         1.58
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.06% and 0.31% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                                  VALUE
     DESCRIPTION                                 SHARES       (NOTE 2)
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100.0%
     Davis Venture Value Portfolio
       (Class A)(a)........................... 24,882,992 $   906,736,235
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)(b)........................... 12,244,666     166,160,121
     Harris Oakmark Focused Value Portfolio
       (Class A)(a)...........................  1,817,621     398,858,850
     Harris Oakmark International Portfolio
       (Class A)(b)........................... 23,510,617     406,028,358
     Jennison Growth Portfolio
       (Class A)(a)........................... 12,349,909     168,205,755
     Legg Mason Partners Aggressive Growth
       Portfolio (Class A)(b)................. 66,353,870     500,308,177
     Legg Mason Value Equity Portfolio
       (Class A)(b)........................... 46,002,485     483,026,089
     Loomis Sayles Global Markets Portfolio
       (Class A)*(b).......................... 25,503,277     338,683,522
     Lord Abbett Bond Debenture Portfolio
       (Class A)(b)........................... 12,873,007     162,586,076
     Lord Abbett Growth and Income Portfolio
       (Class A)(b)........................... 31,401,184     907,180,197
     Met/AIM Small Cap Growth Portfolio
       (Class A)(b)........................... 16,386,763     243,507,295
     MFS(R) Emerging Markets Equity Portfolio
       (Class A)(b)........................... 17,401,746     250,237,113
     MFS(R) Research International Portfolio
       (Class A)(b)........................... 22,954,491     331,233,306
     Neuberger Berman Real Estate Portfolio
       (Class A)(b)........................... 11,133,661     156,761,952
     PIMCO Inflation Protected Bond Portfolio
       (Class A)(b)........................... 14,952,194     163,876,044
     PIMCO Total Return Portfolio
       (Class A)(b)........................... 20,104,194     247,080,547
     Rainier Large Cap Equity Portfolio
       (Class A)(b)........................... 42,271,737     422,717,368
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)(b)........................... 16,917,451     166,298,548
     Third Avenue Small Cap Value Portfolio
       (Class A)(b)........................... 40,517,226     638,146,302
     Turner Mid-Cap Growth Portfolio
       (Class A)(b)........................... 11,310,385     173,388,202
     Van Kampen Comstock Portfolio
       (Class A)(b)........................... 85,738,459     965,415,051
                                                          ---------------
     Total Investment Company Securities
     (Cost $7,863,617,311)                                  8,196,435,108
                                                          ---------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $7,863,617,311)                                  8,196,435,108

     Other Assets and Liabilities (net) - 0.0%                 (2,168,749)
                                                          ---------------

     TOTAL NET ASSETS - 100.0%                            $ 8,194,266,359
                                                          ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $8,196,435,108
   Receivable for Trust shares sold                                           8,185,166
                                                                         --------------
     Total assets                                                         8,204,620,274
                                                                         --------------
LIABILITIES
   Payables for:
     Investments purchased                                                    7,056,571
     Trust shares redeemed                                                    1,128,595
     Distribution and services fees--Class B                                  1,737,262
     Investment advisory fee (Note 3)                                           379,464
     Administration fee                                                           1,999
     Custodian and accounting fees                                               27,557
   Accrued expenses                                                              22,467
                                                                         --------------
     Total liabilities                                                       10,353,915
                                                                         --------------
NET ASSETS                                                               $8,194,266,359
                                                                         ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $7,452,269,269
   Accumulated net realized gain                                            331,070,565
   Unrealized appreciation on investments                                   332,817,797
   Undistributed net investment income                                       78,108,728
                                                                         --------------
     Total                                                               $8,194,266,359
                                                                         ==============
NET ASSETS
   Class A                                                               $    3,788,637
                                                                         ==============
   Class B                                                                8,190,477,722
                                                                         ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      293,957
                                                                         ==============
   Class B                                                                  637,247,569
                                                                         ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $        12.89
                                                                         ==============
   Class B                                                                        12.85
                                                                         ==============

- ---------------------------------------------------------------------------------------
* Investments at cost                                                    $7,863,617,311

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $  56,382,296
                                                                          -------------
       Total investment income                                               56,382,296
                                                                          -------------
EXPENSES:
   Investment advisory fee (Note 3)                                           3,850,359
   Administration fees                                                           23,999
   Custody and accounting fees                                                   18,741
   Distribution fee--Class B                                                 17,368,722
   Transfer agent fees                                                            4,600
   Audit                                                                         17,713
   Legal                                                                         20,372
   Trustee fees and expenses                                                     15,478
   Insurance                                                                      7,454
   Other                                                                          6,553
                                                                          -------------
       Total expenses                                                        21,333,991
                                                                          -------------
       Net investment income                                                 35,048,305
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain on:
       Investments                                                          113,474,077
       Capital gain distributions from underlying Portfolios                265,068,145
                                                                          -------------
   Net realized gain on investments                                         378,542,222
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (160,081,531)
                                                                          -------------
   Net change in unrealized depreciation on investments                    (160,081,531)
                                                                          -------------
   Net realized and change in unrealized gain on investments and
       capital gain distributions from underlying Portfolios                218,460,691
                                                                          -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 253,508,996
                                                                          =============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

METLIFE GROWTH STRATEGY PORTFOLIO
                                                                                                  Year Ended
Year Ended
                                                                                                 December 31,
December 31,

2007            2006
                                                                                                --------------
--------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                                       $   35,048,305
$   77,242,031
    Net realized gain on investments and capital gain distributions from underlying Portfolios
378,542,222     214,501,402
    Net change in unrealized appreciation (depreciation) on investments
(160,081,531)    277,263,022
                                                                                                --------------
--------------
    Net increase in net assets resulting from operations
253,508,996     569,006,455
                                                                                                --------------
--------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A
(41,652) (3,101) Class B
(77,200,437) (325,651) From net realized gains
     Class A
(103,576)        (11,794)
     Class B
(218,474,004) (24,135,811)
                                                                                                --------------
--------------
    Net decrease in net assets resulting from distributions
(295,819,669) (24,476,357)
                                                                                                --------------
--------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class A
1,477,669       1,608,897
     Class B                                                                                     3,070,331,918
1,759,061,264
    Net asset value of shares issued through dividend reinvestment
     Class A
145,228          14,895
     Class B
295,674,441      24,461,462
    Cost of shares repurchased
     Class A
(416,115)       (472,547)
     Class B
(643,510,316) (23,772,537)
                                                                                                --------------
--------------
    Net increase in net assets from capital share transactions                                   2,723,702,825
1,760,901,434
                                                                                                --------------
--------------
TOTAL INCREASE IN NET ASSETS                                                                     2,681,392,152
2,305,431,532
    Net assets at beginning of period                                                            5,512,874,207
3,207,442,675
                                                                                                --------------
--------------
    Net assets at end of period                                                                 $8,194,266,359
$5,512,874,207
                                                                                                ==============
==============
    Net assets at end of period includes undistributed net investment income                    $   78,108,728
$   77,242,089
                                                                                                ==============
==============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


       SELECTED PER SHARE DATA FOR
       THE YEAR OR PERIOD ENDED:

       METLIFE GROWTH STRATEGY                    CLASS A
       PORTFOLIO                      ----------------------------
                                      FOR THE YEARS ENDED DECEMBER 31,
                                      ----------------------------
                                         2007       2006     2005(B)
                                      ------     ------     -------
       NET ASSET VALUE, BEGINNING OF
       PERIOD........................ $12.89     $11.39     $10.19
                                      ------     ------     ------
       INCOME FROM INVESTMENT
       OPERATIONS
       Net Investment Income.........   0.10 (a)   0.26 (a)   0.90 (a)
       Net Realized/Unrealized Gain
         on Investments..............   0.55       1.33       0.44
                                      ------     ------     ------
       Total from Investment
         Operations..................   0.65       1.59       1.34
                                      ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net Investment
         Income......................  (0.19)     (0.02)     (0.12)
       Distributions from Net
         Realized Capital Gains......  (0.46)     (0.07)     (0.02)
                                      ------     ------     ------
       Total Distributions...........  (0.65)     (0.09)     (0.14)
                                      ------     ------     ------
       NET ASSET VALUE, END OF PERIOD $12.89     $12.89     $11.39
                                      ======     ======     ======
       TOTAL RETURN                     5.03%     14.04%     13.20%
       Ratio of Expenses to Average
         Net Assets..................   0.06%      0.08%      0.04%*
       Ratio of Expenses to Average
         Net Assets Before
         Reimbursement and Rebates...   0.06%      0.08%(e)   0.04%*
       Ratio of Net Investment
         Income to Average Net Assets   0.77%      2.19%     11.87%*
       Portfolio Turnover Rate.......   15.3%      19.8%      15.1%
       Net Assets, End of Period (in
         millions)................... $  3.8     $  2.6     $  1.2

                                                     CLASS B
                               -----------------------------------------------
                                        FOR THE YEARS ENDED DECEMBER 31,
                               -----------------------------------------------
                                   2007         2006         2005       2004(C)
                               --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF
PERIOD........................ $  12.87     $  11.40     $  10.56     $  10.00
                               --------     --------     --------     --------
INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income.........     0.07 (a)     0.22 (a)     0.22 (a)     0.19 (a)
Net Realized/Unrealized Gain
  on Investments..............     0.53         1.32         0.74         0.44
                               --------     --------     --------     --------
Total from Investment
  Operations..................     0.60         1.54         0.96         0.63
                               --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................    (0.16)       (0.00) +     (0.10)       (0.07)
Distributions from Net
  Realized Capital Gains......    (0.46)       (0.07)       (0.02)          --
                               --------     --------     --------     --------
Total Distributions...........    (0.62)       (0.07)       (0.12)       (0.07)
                               --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD $  12.85     $  12.87     $  11.40     $  10.56
                               ========     ========     ========     ========
TOTAL RETURN                       4.70%       13.59%        9.12%        6.30%
Ratio of Expenses to Average
  Net Assets..................     0.31%        0.33%        0.31%        0.35%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates...     0.31%        0.33%(e)     0.31%        0.39%*
Ratio of Net Investment
  Income to Average Net Assets     0.50%        1.81%        2.03%       11.59%*
Portfolio Turnover Rate.......     15.3%        19.8%        15.1%         0.0%(d)
Net Assets, End of Period (in
  millions)................... $8,190.5     $5,510.3     $3,206.2     $1,379.4

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Growth Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorize broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                   Management Fees
                                  earned by Manager
                                  for the year ended
Portfolio                         December 31, 2007  % per annum  Average Daily Net Assets
- ---------                         ------------------ ----------- --------------------------

MetLife Growth Strategy Portfolio     $3,850,359         0.10%   First $500 Million

                                                        0.075%   $500 Million to $1 Billion

                                                         0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                 Maximum Expense Ratio
                                                 under current Expense
                                                 Limitation Agreement
         -                                      ----------------------
         Portfolio                              Class A Class B Class E
         ---------                              ------- ------- -------

         MetLife Growth Strategy Portfolio       0.10%   0.35%   0.25%*

         * Class not offered during the period.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:


                                                          Shares Issued
                                                             Through                 Net Increase
                                   Beginning    Shares      Dividend      Shares      in Shares     Ending
                                    Shares       Sold     Reinvestment  Repurchased  Outstanding    Shares
- -                                 ----------- ----------- ------------- -----------  ------------ -----------

MetLife Growth Strategy Portfolio

 Class A

 12/31/2007                           202,259     112,839      11,249       (32,390)      91,698      293,957
 12/31/2006                           105,896     134,827       1,235       (39,699)      96,363      202,259

 Class B

 12/31/2007                       428,269,320 235,555,980  22,938,281   (49,516,012) 208,978,249  637,247,569
 12/31/2006                       281,356,823 146,888,669   2,028,314    (2,004,486) 146,912,497  428,269,320

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                            Purchases                        Sales
                                  ------------------------------ ------------------------------
                                  U.S. Government Non-Government U.S. Government
Non-Government
                                  --------------- -------------- --------------- --------------

MetLife Growth Strategy Portfolio       $--       $3,796,869,384       $--       $1,068,183,558

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                     Federal        Gross         Gross
                                    Income Tax    Unrealized    Unrealized   Net Unrealized
Portfolio                              Cost      Appreciation (Depreciation)  Appreciation
- ---------                         -------------- ------------ -------------- --------------

MetLife Growth Strategy Portfolio $7,870,109,280 $441,697,157 $(115,371,329)  $326,325,828

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS


The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                     Ordinary Income      Long-Term Capital Gain           Total
                                  ---------------------- ------------------------ ------------------------
                                     2007        2006        2007        2006         2007        2006
                                  ----------- ---------- ------------ ----------- ------------ -----------

MetLife Growth Strategy Portfolio $77,728,831 $3,096,337 $218,090,838 $21,380,020 $295,819,669 $24,476,357

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                  Undistributed Undistributed     Net
                                    Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                     Income         Gain      Appreciation   and Deferrals       Total
                                  ------------- ------------- ------------ ------------------ ------------

MetLife Growth Strategy Portfolio  $88,043,176  $327,628,088  $326,325,826        $--         $741,997,090

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio's tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                   Number of shares
Number of shares
                                                 held at December 31, Shares purchased  Shares sold during held at December 31,
Security Description                                     2006         during the period     the
period             2007
- --------------------                             -------------------- ----------------- ------------------
--------------------

Davis Venture Value Portfolio (Class A)               17,359,007          7,609,490            (85,505)
24,882,992

Goldman Sachs Mid-Cap Value Portfolio (Class A)*       7,648,585          4,960,613           (364,532)
12,244,666

Harris Oakmark Focused Value Portfolio (Class A)       1,026,235            799,479             (8,093)
1,817,621

Harris Oakmark International Portfolio (Class A)      14,758,066          9,536,819           (784,268)
23,510,617

Jennison Growth Portfolio (Class A)                   21,526,640          6,275,420        (15,452,151)
12,349,909

Legg Mason Partners Aggressive Growth Portfolio
  (Class A)*                                          39,923,766         26,583,846           (153,742)
66,353,870

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                     Number of shares
Number of shares
                                                   held at December 31, Shares purchased  Shares sold during held at December 31,
Security Description                                       2006         during the period     the
period             2007
- --------------------                               -------------------- ----------------- ------------------
--------------------

Legg Mason Value Equity Portfolio (Class A)*            29,929,082         21,496,963         (5,423,560)
46,002,485

Loomis Sayles Global Markets Portfolio (Class A)*       21,469,026          8,344,071         (4,309,820)
25,503,277

Lord Abbett Bond Debenture Portfolio (Class A)           8,646,147          4,797,270           (570,410)
12,873,007

Lord Abbett Growth and Income Portfolio (Class A)       18,697,973         12,766,407            (63,196)
31,401,184

Met/AIM Small Cap Growth Portfolio (Class A)*           12,290,696          5,044,847           (948,780)
16,386,763

MFS Emerging Markets Equity Portfolio (Class A)*        16,680,256          5,935,864         (5,214,374)
17,401,746

MFS Research International Portfolio (Class A)          14,872,424          9,627,302         (1,545,235)
22,954,491

Neuberger Berman Real Estate Portfolio (Class A)         6,085,515          5,855,845           (807,699)
11,133,661

PIMCO Inflation Protected Bond Portfolio (Class A)      25,906,124          9,272,715        (20,226,645)
14,952,194

PIMCO Total Return Portfolio (Class A)                          --         21,420,140         (1,315,946)
20,104,194

Rainier Large Cap Equity Portfolio (Class A)*                   --         42,271,737                 --
42,271,737

T. Rowe Price Mid-Cap Growth Portfolio (Class A)        12,581,720          5,705,875         (1,370,144)
16,917,451

Third Avenue Small Cap Value Portfolio (Class A)*       25,230,710         15,376,550            (90,034)
40,517,226

Turner Mid-Cap Growth Portfolio (Class A)*               8,653,449          3,748,060         (1,091,124)
11,310,385

Van Kampen Comstock Portfolio (Class A)*                50,685,142         35,204,665           (151,348)
85,738,459

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of December 31, 2007. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                                     Capital
                                                            Net Realized Gain   Gain Distributions   Income earned
                                                          (Loss) on Investments  from Affiliates    from
Affiliates
Security Description                                        during the period   during the period  during the
period Ending Value
- --------------------                                      --------------------- ------------------
----------------- ------------


Davis Venture Value Portfolio (Class A)                        $   719,653         $        --
$5,499,951     $906,736,235

Goldman Sachs Mid-Cap Value Portfolio (Class A)                  1,163,296          10,924,518
845,899      166,160,121

Harris Oakmark Focused Value Portfolio (Class A)                     3,369          37,501,253
1,700,750      398,858,850

Harris Oakmark International Portfolio (Class A)                 3,806,507          25,100,473
2,925,330      406,028,358

Jennison Growth Portfolio (Class A)                             24,210,335          11,394,040
1,358,704      168,205,755

Legg Mason Partners Aggressive Growth Portfolio (Class A)            2,946          34,317,335
842,704      500,308,177

Legg Mason Value Equity Portfolio (Class A)                        877,626             416,214
12,343      483,026,089

Loomis Sayles Global Markets Portfolio (Class A)                 9,112,843                  --
--      338,683,522

Lord Abbett Bond Debenture Portfolio (Class A)                     118,257             158,437
6,870,038      162,586,076

Lord Abbett Growth and Income Portfolio (Class A)                   50,329          27,906,137
6,450,613      907,180,197

Met/AIM Small Cap Growth Portfolio (Class A)                     1,888,381           2,735,223
--      243,507,295

MFS Emerging Markets Equity Portfolio (Class A)                 13,540,398                  --
155,678      250,237,113

MFS Research International Portfolio (Class A)                   3,884,587          36,421,334
3,738,167      331,233,306

Neuberger Berman Real Estate Portfolio (Class A)                 5,065,052           9,084,835
1,133,721      156,761,952

PIMCO Inflation Protected Bond Portfolio (Class A)              (7,960,477)                 --
7,373,641      163,876,044

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

9. OTHER MATTERS - CONTINUED

                                                                            Capital
                                                   Net Realized Gain   Gain Distributions   Income earned
                                                 (Loss) on Investments  from Affiliates    from Affiliates
Ending
Security Description                               during the period   during the period  during the period
Value
- --------------------                             --------------------- ------------------ -----------------
-----------

PIMCO Total Return Portfolio (Class A)                   438,249                   --                --
247,080,547

Rainier Large Cap Equity Portfolio (Class A)                  --                   --           386,540
422,717,368

T. Rowe Price Mid-Cap Growth Portfolio (Class A)       2,729,481            5,922,205           310,513
166,298,548

Third Avenue Small Cap Value Portfolio (Class A)         219,800           31,828,946         5,925,110
638,146,302

Turner Mid-Cap Growth Portfolio (Class A)              3,313,798            4,358,901                --
173,388,202

Van Kampen Comstock Portfolio (Class A)                  265,942           14,273,057        10,676,078
965,415,051

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 4, 2004 (commencement of operations) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
                                                                                                        Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles Orthopedic
                                    present       1995-2001 Executive Director, Center                  Hospital. Trustee,The Rose
                                                  for Telecommunications Management.                    Hills Foundation, Member,
                                                                                                        Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
                                    From          2003, Managing Director, Dresdner                     Caywood Scholl
                                    December      RCM Global Investors.                                 Asset
                                                                                                        Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.


                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
- ---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series
                                                         Trust; Since April
                                                         2007, Chief Compliance
                                                         Officer, Metropolitan
                                                         Series Funds; from
                                                         August 2006 to April
                                                         2007, Interim Chief
                                                         Compliance Officer,
                                                         Metropolitan Series
                                                         Funds; since August
                                                         2006, Chief Compliance
                                                         Officer, Met Investors
                                                         Advisory, LLC and
                                                         MetLife Advisers, LLC;
                                                         since November 2006,
                                                         Chief Compliance
                                                         Officer, MetLife
                                                         Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A




Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Growth Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Aggressive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median of its performance universe, and below the Lipper index for the since inception period. The Board noted that the MetLife Portfolio fell below the median and the Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Moderate Aggressive Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were below the expense group median and the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

                           MET INVESTORS SERIES TRUST


                               MetLife Aggressive
                               Strategy Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

- ------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------

For the twelve months ended December 31, 2007, the MetLife Aggressive Strategy Portfolio gained 3.12% and 2.89% for Class A and Class B Shares, respectively. This compares to an 8.66% return for the Dow Jones Aggressive Global Index/1/ and a 6.71% return for the blended benchmark (the Aggressive Blended Benchmark is comprised of the following mix: 76% Wilshire 5000 Equity Index, 19% MSCI EAFE(R) Index, and 5% CG 90-Day T-Bill).

Concerns about the subprime mortgages and the strength of the overall economy initially surfaced in the first half of 2007, but it was not until the second half of the year that those concerns intensified. A slowdown in the credit and housing market fundamentals contributed to the increased market volatility and periods of little to no liquidity in the fixed income markets. The equity markets also focused on liquidity concerns as well as senior management changes at many major financial companies. The Federal Reserve responded to the weakening market by lowering the Federal Funds Rate by a total of 100 basis points to help alleviate liquidity pressures during the year.

Although most broad equity market indices were positive for the year, stock prices did slide in the fourth quarter. During 2007, large cap stocks, as measured by the S&P 500(R) Index/2/ return of +5.5%, did better than small cap stocks, as measured by the -1.6% return of the Russell 2000(R) Index/3/. Growth style stocks generally held up better than value style stocks. There was a wide dispersion among the various sectors of the index: energy and materials were up 34% and 22% respectively, while financials (down 19%) and consumer discretionary (down 13%) dipped sharply. On an international basis, foreign stocks were up for the year, returning +11.2% as measured by the MSCI EAFE Index/SM4/.

Investment grade bonds, as measured by the Lehman Brothers Aggregate Bond Index/5/, posted a +7.0% return in response to a decline in interest rates across the yield curve. Below investment grade bonds, while still eking out a positive return for the year, were adversely impacted by credit concerns brought about by the subprime mortgage crisis. Treasuries were the best performing investment grade sector, while the credit based sectors lagged.

During the period, a slightly higher generic asset class target to small cap stocks than is held in the Wilshire 5000 Equity Index/6/ detracted from the Portfolio's performance relative to blended benchmark. Small cap stocks underperformed larger cap stocks. The Portfolio held an actual overweight position in international equities due to foreign stocks being held by primarily domestic equity managers; this helped relative performance since foreign stocks generally did better than domestic stocks.

Overall, the Portfolio's relative performance results during the period were driven primarily by the underperformance of several of the underlying Portfolios. The biggest detractors to relative performance in order of impact were the Legg Mason Value Equity, Harris Oakmark Focused Value, Legg Mason Aggressive Growth, and Harris Oakmark International Portfolios, all of which underperformed their asset class specific indices. Among the underlying Portfolios that helped relative performance during the period in order of impact were Third Avenue Small Cap Value, RCM Technology, Turner Mid Cap Growth, and Met/AIM Small Cap Growth Portfolios.

- --------
/1/ The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Russell 2000(R) Index is an unmanaged index which measures the performances of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000(R) Index. As of the latest reconstitution, the average market capitalization was approximately $898.3 million; the median market capitalization was approximately

- --------
$705.4 million. The largest company in the index had a market capitalization of $2.5 billion. The index does not include fees or expenses and is not available for direct investment.

/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------



Although the Portfolio's broad asset class targets remained the same during the year, there were several adjustments to the underlying portfolio targets during the past year. Specifically, we brought more balance between the growth and value sectors of the large cap equity component of the Portfolio.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
      Description                                               Net Assets
      --------------------------------------------------------------------
      Van Kampen Comstock Portfolio (Class A)                     11.80%
      --------------------------------------------------------------------
      Lord Abbett Growth and Income Portfolio (Class A)           11.10%
      --------------------------------------------------------------------
      Davis Venture Value Portfolio (Class A)                     11.09%
      --------------------------------------------------------------------
      Third Avenue Small Cap Value Portfolio (Class A)             8.77%
      --------------------------------------------------------------------
      Legg Mason Value Equity Portfolio (Class A)                  7.87%
      --------------------------------------------------------------------
      Harris Oakmark Focused Value Portfolio (Class A)             7.80%
      --------------------------------------------------------------------
      Legg Mason Partners Aggressive Growth Portfolio (Class A)    7.14%
      --------------------------------------------------------------------
      Rainier Large Cap Equity Portfolio (Class A)                 6.21%
      --------------------------------------------------------------------
      Harris Oakmark International Portfolio (Class A)             5.96%
      --------------------------------------------------------------------
      MFS(R) Research International Portfolio (Class A)            5.06%
      --------------------------------------------------------------------
      MFS(R) Emerging Markets Equity Portfolio (Class A)           4.08%
      --------------------------------------------------------------------
      Met/AIM Small Cap Growth Portfolio (Class A)                 3.97%
      --------------------------------------------------------------------
      Jennison Growth Portfolio (Class A)                          3.09%
      --------------------------------------------------------------------
      Turner Mid-Cap Growth Portfolio (Class A)                    2.12%
      --------------------------------------------------------------------
      Goldman Sachs Mid-Cap Value Portfolio (Class A)              2.03%
      --------------------------------------------------------------------
      Neuberger Berman Real Estate Portfolio (Class A)             1.91%
      --------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------


   METLIFE AGGRESSIVE STRATEGY PORTFOLIO VS. DOW JONES AGGRESSIVE PORTFOLIO
                                    INDEX/1/
       AGGRESSIVE BLENDED BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                            Growth Based on $10,000+

                                     [CHART]

                                                 Aggressive
                                  Benchmark:      Blended        DJ Agg
                      Fund       Wilshire 5000   Benchmark        Port
                     -------     -------------   -----------     -------
   11/3/2004         $10,000      $10,000        $10,000         $10,000
  12/31/2004          10,715       10,843         10,713          11,036
  12/31/2005          11,828       11,535         11,537          12,420
  12/31/2006          13,440       13,354         13,528          14,667
  12/31/2007          13,829       14,104         14,436          15,937



    ----------------------------------------------------------------
                                       Average Annual Return/4/
                                     (for the year ended 12/31/07)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/5/
    ----------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A              3.12%      --      12.03%
- --   Class B                        2.89%   8.87%      10.80%
    ----------------------------------------------------------------
    Dow Jones Aggressive Portfolio
- - - Index/1/                        8.66%  13.03%      15.85%
    ----------------------------------------------------------------
- --  Aggressive Blended Benchmark/2/ 6.71%  10.44%      12.80%
    ----------------------------------------------------------------
- - - Wilshire 5000 Equity Index/3/   5.62%   9.16%      11.47%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE(R) Index") and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO               FOR THE YEAR ENDED 12/31/07
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS - CONTINUED

- ------------------------------------------------------------------------------

capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            7/1/07        12/31/07      7/1/07-12/31/07
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  963.30        $0.49
  Hypothetical (5% return before expenses)     1,000.00      1,024.70         0.51
- ------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $  961.80        $1.73
  Hypothetical (5% return before expenses)     1,000.00      1,023.44         1.79
- ------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.10% and 0.35% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)



       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                SHARES     (NOTE 2)
       -----------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.0%
       Davis Venture Value Portfolio
         (Class A)(a)........................... 2,487,418 $ 90,641,513
       Goldman Sachs Mid-Cap Value Portfolio
         (Class A)(b)........................... 1,224,020   16,609,947
       Harris Oakmark Focused Value Portfolio
         (Class A)(a)...........................   290,568   63,762,190
       Harris Oakmark International Portfolio
         (Class A)(b)........................... 2,819,901   48,699,694
       Jennison Growth Portfolio (Class A)(a)... 1,852,992 25,237,749 Legg Mason Partners Aggressive Growth
         Portfolio (Class A)(b)................. 7,742,085   58,375,323
       Legg Mason Value Equity Portfolio
         (Class A)(b)........................... 6,129,950   64,364,478
       Lord Abbett Growth and Income Portfolio
         (Class A)(b)........................... 3,138,699   90,677,025
       Met/AIM Small Cap Growth Portfolio
         (Class A)(b)........................... 2,183,341   32,444,450
       MFS(R) Emerging Markets Equity Portfolio
         (Class A)(b)........................... 2,319,630   33,356,282
       MFS(R) Research International Portfolio
         (Class A)(b)........................... 2,868,740   41,395,913
       Neuberger Berman Real Estate Portfolio
         (Class A)(b)........................... 1,111,828   15,654,534
       Rainier Large Cap Equity Portfolio
         (Class A)(b)........................... 5,074,023   50,740,228
       Third Avenue Small Cap Value Portfolio
         (Class A)(b)........................... 4,552,688   71,704,832
       Turner Mid-Cap Growth Portfolio
         (Class A)(b)........................... 1,131,846   17,351,201
       Van Kampen Comstock Portfolio
         (Class A)(b)........................... 8,568,635   96,482,826
                                                           ------------
       Total Investment Company Securities
         (Cost $781,710,863)                                817,498,185
                                                           ------------

       TOTAL INVESTMENTS - 100.0%
       (Cost $781,710,863)                                  817,498,185
                                                           ------------

       Other Assets and Liabilities (net) - 0.0%               (287,153)
                                                           ------------

       TOTAL NET ASSETS - 100.0%                           $817,211,032
                                                           ============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $817,498,185
   Receivable for investments sold                                            388,893
   Receivable for Trust shares sold                                           167,567
   Receivable from investment manager (Note 3)                                  6,277
                                                                         ------------
     Total assets                                                         818,060,922
                                                                         ------------
LIABILITIES
   Payables for:
     Trust shares redeemed                                                    556,460
     Distribution and services fees--Class B                                  176,104
     Investment advisory fee (Note 3)                                          63,471
     Administration fee                                                         1,999
     Custodian and accounting fees                                             23,999
   Accrued expenses                                                            27,857
                                                                         ------------
     Total liabilities                                                        849,890
                                                                         ------------
NET ASSETS                                                               $817,211,032
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $700,994,110
   Accumulated net realized gain                                           70,782,969
   Unrealized appreciation on investments                                  35,787,322
   Undistributed net investment income                                      9,646,631
                                                                         ------------
     Total                                                               $817,211,032
                                                                         ============
NET ASSETS
   Class A                                                               $    407,496
                                                                         ============
   Class B                                                                816,803,536
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                     32,319
                                                                         ============
   Class B                                                                 64,928,499
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      12.61
                                                                         ============
   Class B                                                                      12.58
                                                                         ============

- -------------------------------------------------------------------------------------
* Investments at cost                                                    $781,710,863

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from underlying Portfolios                                   $  6,141,852
                                                                          ------------
       Total investment income                                               6,141,852
                                                                          ------------
EXPENSES:
   Investment advisory fee (Note 3)                                            773,161
   Administration fees                                                          23,999
   Custody and accounting fees                                                  18,741
   Distribution fee--Class B                                                 2,159,782
   Transfer agent fees                                                           4,811
   Audit                                                                        17,713
   Legal                                                                        20,372
   Trustee fees and expenses                                                    15,478
   Insurance                                                                     1,319
   Other                                                                         4,331
                                                                          ------------
       Total expenses                                                        3,039,707
       Less fees waived and expenses reimbursed by the Manager                 (15,711)
                                                                          ------------
   Net expenses                                                              3,023,996
                                                                          ------------
   Net investment income                                                     3,117,856
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain on:
       Investments                                                          35,016,724
       Capital gain distributions from underlying Portfolios                42,744,019
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           77,760,743
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (55,155,697)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (55,155,697)
                                                                          ------------
   Net realized and change in unrealized gain on investments                22,605,046
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 25,722,902
                                                                          ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007


METLIFE AGGRESSIVE STRATEGY PORTFOLIO
                                                                           Year Ended    Year Ended
                                                                          December 31,  December 31,
                                                                              2007          2006
                                                                         -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $   3,117,856  $ 11,122,847
   Net realized gain on investments and capital gain distributions
       from underlying Portfolios                                           77,760,743    52,452,182
   Net change in unrealized appreciation (depreciation) on investments     (55,155,697)   35,313,603
                                                                         -------------  ------------
   Net increase in net assets resulting from operations                     25,722,902    98,888,632
                                                                         -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                    (5,064)         (271)
     Class B                                                               (11,117,773)      (73,934)
   From net realized gains
     Class A                                                                   (20,518)       (1,057)
     Class B                                                               (52,826,561)   (5,375,233)
                                                                         -------------  ------------
   Net decrease in net assets resulting from distributions                 (63,969,916)   (5,450,495)
                                                                         -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                   265,393       228,293
     Class B                                                               149,888,799   170,137,151
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    25,582         1,328
     Class B                                                                63,944,334     5,449,167
   Cost of shares repurchased
     Class A                                                                  (126,512)      (69,933)
     Class B                                                              (214,723,473)  (74,797,308)
                                                                         -------------  ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                           (725,877)  100,948,698
                                                                         -------------  ------------
TOTAL INCREASE IN NET ASSETS                                               (38,972,891)  194,386,835
   Net assets at beginning of period                                       856,183,923   661,797,088
                                                                         -------------  ------------
   Net assets at end of period                                           $ 817,211,032  $856,183,923
                                                                         =============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $   9,646,631  $ 11,122,835
                                                                         =============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


       SELECTED PER SHARE
       DATA FOR THE YEAR
       OR PERIOD ENDED:

       METLIFE AGGRESSIVE                CLASS A
       STRATEGY PORTFOLIO    ----------------------------
                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                             ----------------------------
                                2007       2006     2005(B)
                             ------     ------     -------
       NET ASSET VALUE,
       BEGINNING OF PERIOD.. $13.21     $11.68     $10.27
                             ------     ------     ------
       INCOME FROM
       INVESTMENT
       OPERATIONS
       Net Investment
         Income.............   0.09 (a)   0.22 (a)   0.77 (a)
       Net
         Realized/Unrealized
         Gain on
         Investments........   0.34       1.42       0.79
                             ------     ------     ------
       Total from
         Investment
         Operations.........   0.43       1.64       1.56
                             ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net
         Investment Income..  (0.20)     (0.02)     (0.11)
       Distributions from
         Net Realized
         Capital Gains......  (0.83)     (0.09)     (0.04)
                             ------     ------     ------
       Total Distributions..  (1.03)     (0.11)     (0.15)
                             ------     ------     ------
       NET ASSET VALUE,
       END OF PERIOD........ $12.61     $13.21     $11.68
                             ======     ======     ======
       TOTAL RETURN            3.12%     14.10%     15.12%
       Ratio of Expenses
         to Average Net
         Assets.............   0.10%      0.10%      0.12%*
       Ratio of Expenses
         to Average Net
         Assets Before
         Reimbursement and
         Rebates............   0.10%      0.11%      0.12%*
       Ratio of Net
         Investment Income
         to Average Net
         Assets.............   0.69%      1.75%      1.08%*
       Portfolio Turnover
         Rate...............   27.2%      26.0%      18.3%
       Net Assets, End of
         Period (in
         millions).......... $  0.4     $  0.3     $  0.1

                                               CLASS B
                             ---------------------------------------
                                  FOR THE YEARS ENDED DECEMBER 31,
                             ---------------------------------------
                                2007       2006      2005      2004(C)
                             ------     ------     -------    -------
       NET ASSET VALUE,
       BEGINNING OF PERIOD.. $13.18     $11.68     $10.69     $10.00
                             ------     ------     ------     ------
       INCOME FROM
       INVESTMENT
       OPERATIONS
       Net Investment
         Income.............   0.05 (a)   0.18 (a)   0.20 (a)   0.08 (a)
       Net
         Realized/Unrealized
         Gain on
         Investments........   0.35       1.41       0.91       0.64
                             ------     ------     ------     ------
       Total from
         Investment
         Operations.........   0.40       1.59       1.11       0.72
                             ------     ------     ------     ------
       LESS DISTRIBUTIONS
       Dividends from Net
         Investment Income..  (0.17)     (0.00)+    (0.08)     (0.03)
       Distributions from
         Net Realized
         Capital Gains......  (0.83)     (0.09)     (0.04)        --
                             ------     ------     ------     ------
       Total Distributions..  (1.00)     (0.09)     (0.12)     (0.03)
                             ------     ------     ------     ------
       NET ASSET VALUE,
       END OF PERIOD........ $12.58     $13.18     $11.68     $10.69
                             ======     ======     ======     ======
       TOTAL RETURN            2.89%     13.64%     10.38%      7.15%
       Ratio of Expenses
         to Average Net
         Assets.............   0.35%      0.35%      0.35%      0.35%*
       Ratio of Expenses
         to Average Net
         Assets Before
         Reimbursement and
         Rebates............   0.35%      0.36%      0.37%      0.52%*
       Ratio of Net
         Investment Income
         to Average Net
         Assets.............   0.36%      1.45%      1.80%      4.77%*
       Portfolio Turnover
         Rate...............   27.2%      26.0%      18.3%       0.0%(d)
       Net Assets, End of
         Period (in
         millions).......... $816.8     $855.9     $661.7     $304.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is MetLife Aggressive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A and B Shares are offered by the Portfolio. Class E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in the underlying Portfolios are valued at the daily net asset value of the mutual fund.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date.

The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the underlying Portfolios are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                       Management Fees
                                      earned by Manager
                                      for the year ended
Portfolio                             December 31, 2007  % per annum  Average Daily Net Assets
- ---------                             ------------------ ----------- --------------------------

MetLife Aggressive Strategy Portfolio      $773,161          0.10%   First $500 Million

                                                            0.075%   $500 Million to $1 Billion

                                                             0.05%   Over $1 Billion

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                                    Expenses Deferred in
- -                                                             --------------------------------
                                                               2004     2005    2006    2007
- -                                      Maximum Expense Ratio  ------- -------- ------- -------
                                       under current Expense        Subject to repayment
                                       Limitation Agreement          until December 31,
- -                                     ---------------------   --------------------------------
Portfolio                             Class A Class B Class E   2009     2010    2011    2012
- ---------                             ------- ------- ------- ------- -------- ------- -------

MetLife Aggressive Strategy Portfolio  0.10%   0.35%   0.25%* $32,989 $122,410 $98,966 $11,142

* Class not offered during the period.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


The amount waived and expenses reimbursed for the year ended December 31, 2007 is shown as investment advisory fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                             Shares Issued              Net Increase
                                                                Through                  (Decrease)
                                       Beginning    Shares     Dividend      Shares      in Shares     Ending
                                        Shares       sold    Reinvestment  Repurchased  Outstanding    Shares
- -                                      ---------- ---------- ------------- -----------  ------------ ----------

 MetLife Aggressive Strategy Portfolio

 Class A

 12/31/2007                                19,506     20,562       1,991        (9,740)     12,813       32,319
 12/31/2006                                 6,826     18,200         107        (5,627)     12,680       19,506

 Class B

 12/31/2007                            64,934,609 11,534,890   4,980,088   (16,521,088)     (6,110)  64,928,499
 12/31/2006                            56,661,492 13,918,370     438,741    (6,083,994)  8,273,117   64,934,609

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                Purchases                        Sales
- -                                     ------------------------------ ------------------------------
                                      U.S. Government Non-Government U.S.
Government Non-Government
- -                                     --------------- -------------- --------------- --------------

MetLife Aggressive Strategy Portfolio       $--        $234,632,971        $--        $253,486,128

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                        Federal       Gross         Gross
                                       Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                 Cost     Appreciation (Depreciation)  Appreciation
- ---------                             ------------ ------------ -------------- --------------

MetLife Aggressive Strategy Portfolio $782,461,294 $51,147,468   $(16,110,576)  $35,036,892

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                        Ordinary Income    Long-Term Capital Gain         Total
- -                                     -------------------- ---------------------- ----------------------
                                         2007       2006      2007        2006       2007        2006
- -                                     ----------- -------- ----------- ---------- ----------- ----------

MetLife Aggressive Strategy Portfolio $11,375,570 $777,025 $52,594,346 $4,673,469 $63,969,916 $5,450,494

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

6. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                      Undistributed Undistributed     Net
                                        Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                         Income         Gain      Appreciation   and Deferrals       Total
- -                                     ------------- ------------- ------------ ------------------ ------------

MetLife Aggressive Strategy Portfolio  $10,676,116   $70,503,914  $35,036,892         $--         $116,216,922

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the year ended December 31, 2007 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                                       Number of
Number of
                                                           shares held at   Shares purchased   Shares sold
shares held at
Security Description                                      December 31, 2006 during the year  during the year
December 31, 2007
- --------------------                                      ----------------- ---------------- ---------------
-----------------

Legg Mason Partners Aggressive Growth Portfolio (Class A)    10,292,644        2,186,255       (4,736,814)
7,742,085

MFS(R) Emerging Markets Equity Portfolio (Class A)            3,447,292          184,365       (1,312,027)
2,319,630

Rainier Large Cap Equity Portfolio (Class A)                         --        5,185,132         (111,109)
5,074,023

                                                                                 Capital
               Net Realized Gain Gain Distributions Income earned
                                                           on Investments    from Affiliates   from Affiliates
Security Description                                       during the year   during the year   during the year
Ending Value
- --------------------                                      ----------------- ------------------ ---------------
------------

Legg Mason Partners Aggressive Growth Portfolio (Class A)    $   73,067         $7,925,416        $194,618
$58,375,323

MFS(R) Emerging Markets Equity Portfolio (Class A)            3,104,137                 --          28,794
33,356,282

Rainier Large Cap Equity Portfolio (Class A)                     47,082                 --          46,510
50,740,228

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 25, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
- ------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
- -------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
- --------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
                                                                                                        Whitman
(78)                                From          Administration and Dean Emeritus,                     Education Group,
                                    December      Marshall School of Business, University               Ivax Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los Angeles Orthopedic
                                    present       1995-2001 Executive Director, Center                  Hospital. Trustee,The Rose
                                                  for Telecommunications Management.                    Hills Foundation, Member,
                                                                                                        Army Science
                                                                                                        Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
                                    From          2003, Managing Director, Dresdner                     Caywood Scholl
                                    December      RCM Global Investors.                                 Asset
                                                                                                        Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee Member
                                                                                                        of City College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                   Number of
                                                                                                   Portfolios
                                                                                                    in Fund
                            Position(s) Term of Office Complex Held with and
                             Length of Principal Occupation(s) overseen
Name, Age and Address        the Trust     Time Served             During Past 5 Years            by Trustee**
- ---------------------      -------------- -------------- ---------------------------------------- ------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)     Chief           From August   Since October 2006, Assistant Vice           N/A
                           Financial       2002 to       President, MetLife Group, Inc. Since
                           Officer,        present.      February 2001, Assistant Vice President
                           Treasurer                     of MetLife Investors Insurance Company.

Michael K. Farrell (55)    Executive Vice  From August   Since December 2005, Executive Vice          N/A
                           President       2002 to       President of Metropolitan Life Insurance
                                           present.      Company; since July 2002, Chief
                                                         Executive Officer of MetLife Investors
                                                         Group, Inc. and Met Investors Advisory
                                                         LLC; since April 2001, Chief Executive
                                                         Officer of MetLife Resources and Vice
                                                         President of Metropolitan Life Insurance
                                                         Company; since January 1990, President
                                                         of Michael K. Farrell Associates, Inc.
                                                         (qualified retirement plans for non-
                                                         profit organizations).

Richard C. Pearson (64)    Vice President  From          Since July 2002, President of MetLife        N/A
                           and Secretary   December      Investors Distribution Company; since
                                           2000 to       January, 2002, Secretary of Met
                                           present.      Investors Advisory LLC; since January
                                                         2001, Senior Vice President, General
                                                         Counsel and Secretary of MetLife
                                                         Investors Group, Inc.; since November
                                                         2000, Vice President, General Counsel
                                                         and Secretary of Met Investors Advisory
                                                         LLC; from 1998 to November 2000,
                                                         President, Security First Group, Inc.

Jeffrey P. Halperin (40)   Chief           From August   Since March 2006, Vice President,            N/A
Metropolitan Life          Compliance      2006 to       Corporate Ethics and Compliance
Insurance Company          Officer         present.      Department, MetLife, Inc.; from October
One MetLife Plaza                                        2002 to March 2006, Assistant Vice
27-01 Queens Plaza North                                 President; from November 2005 to August
Long Island City, NY 11101                               2006, Interim Chief Compliance Officer,
                                                         Met Investors Series
                                                         Trust; Since April
                                                         2007, Chief Compliance
                                                         Officer, Metropolitan
                                                         Series Funds; from
                                                         August 2006 to April
                                                         2007, Interim Chief
                                                         Compliance Officer,
                                                         Metropolitan Series
                                                         Funds; since August
                                                         2006, Chief Compliance
                                                         Officer, Met Investors
                                                         Advisory, LLC and
                                                         MetLife Advisers, LLC;
                                                         since November 2006,
                                                         Chief Compliance
                                                         Officer, MetLife
                                                         Investment Advisors
                                                         Company, LLC.




                           Other Directorships
Name, Age and Address        Held by Trustee
- ---------------------      -------------------
The Executive Officers
- ----------------------
Jeffrey A. Tupper (37)             N/A




Michael K. Farrell (55)            N/A












Richard C. Pearson (64)            N/A











Jeffrey P. Halperin (40)           N/A
Metropolitan Life
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101











- --------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser" and collectively, the "Advisers") for the series of the Trust (each a "Portfolio" and collectively, the "Portfolios"). The Manager provides investment advisory services in connection with the investment management of the MetLife Aggressive Strategy Portfolio ("MetLife Portfolio").

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the MetLife Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice to MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Portfolio (together, the "Asset Allocation Portfolios"), the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios and of the personnel overseeing the Advisers, as well as compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Manager has hired Morningstar Associates, LLC ("Morningstar"), an independent consultant, to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the "Underlying Portfolios"), which may assist the Manager with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios. The Manager is responsible for paying the consulting fees.

The Board also recognized the Manager's reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities.

Based on its consideration and review of the foregoing information, the Board determined that the MetLife Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar. The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the MetLife Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-year and since inception periods ending July 31, 2007 of the MetLife Portfolio within its performance universe. The Board took into account that the MetLife Portfolio ranked above the median and the Lipper index of its performance universe for the since inception period. The Board noted that the MetLife Portfolio ranked below the median and Lipper index for the one-year period. The Board considered the analysis provided in the B-M Report demonstrating that the MetLife Portfolio ranked below the DJ Aggressive Portfolio benchmark return for the one-year period. The Board took into account that the MetLife Portfolio is new, and accordingly, is closely monitoring its performance in light of its underperformance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that appropriate action is being taken to address the MetLife Portfolio's performance.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller expense group of peer funds chosen by Lipper ("expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the MetLife Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the MetLife Portfolio's total expenses exclusive of 12b-1 fees were below the expense group median and the expense universe median. The Board also noted that the MetLife Portfolio's actual management fees were slightly above the expense group median and below the expense universe median. The Board noted that according to the Lipper data, which compared the relative fee structures of the MetLife Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the MetLife Portfolio's contractual management fees were below the normalized median of the expense group at the MetLife Portfolio's current size. The Board also determined that the Manager makes a significant entrepreneurial commitment to the management and success of the MetLife Portfolio, reflected by, among other things, the Manager's expense limitation agreement with the MetLife Portfolio, resulting in the Manager waiving advisory fees and/or reimbursing expenses in excess of a cap for the benefit of shareholders. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the MetLife Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. With respect to the MetLife Portfolio, the Board noted that the management fee is in addition to the fees received by the Manager and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios invest. With regard to the Underlying Portfolios, the Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the MetLife Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the MetLife Portfolio's management fee contains breakpoints that reduce the management fee rate on assets above certain specified asset levels. The Board also noted that if the MetLife Portfolio's assets increase over time, the MetLife Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses, and that investors in the MetLife Portfolio would also benefit from economies of scale realized in the Underlying Portfolios. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board also considered other potential ancillary benefits, including any benefits derived from investment advisory fees payable to the Manager with respect to the Underlying Portfolios in which the Asset Allocation Portfolios invest. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the MetLife Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the management fee to be paid to the Manager for the MetLife Portfolio and concluded that the management fee to be paid to the Manager with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the MetLife Portfolio and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the MetLife Portfolio and those of its Underlying Portfolios.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------

PERFORMANCE

For the six month period ended June 30, 2008, the Portfolio returned (6.68)% for Class B Shares versus (5.49)% and (5.03)% for its benchmarks, the Dow Jones Moderate Portfolio Index/1/ and Blended Benchmark,/2/ respectively.

PORTFOLIO REVIEW

From an asset allocation perspective, the Portfolio continues to be structured in a like manner to its blended benchmark. As a group, large cap equities were the worst performer for the first half of 2008. Although all the large cap components had negative returns during the first half, the performance mirrored the broader market with the value portfolios faring worse than the growth portfolios. The decline in financial stocks, in response to continued problems in the housing and credit markets, was the primary driver. This is particularly true of the Davis Venture Value portfolio, which declined (11.77)% and has consistently maintained significant exposure to financials.

Smaller capitalization stocks fared better relative to their larger peers. The mid-cap equity portfolios, despite a strong rally in the second quarter, were negative contributors for the first half of the year. The scenario was similar in small caps. The Franklin Templeton Small Cap Growth Portfolio returned 3.27% during the second quarter, but was down (13.86)% for the first half. Smaller companies suffered from the same issues plaguing larger firms, particularly in the financials sector. While many of the large investment banks suffered from soured mortgage exposure, many of the smaller, regional banks got hurt from large exposure to construction loans. A degenerating housing market continues to create a difficult environment for these stocks.

After a strong start to 2008, the Portfolio's bond exposure reversed course and was a negative contributor for the fist half of the year. Both the investment-grade and high yield bond portfolios had negative performance over the six month period. PIMCO Total Return was the biggest contributor to the declines. The Portfolio was significantly underweight corporate bonds, which outperformed throughout the second quarter.

MARKET ENVIRONMENT/CONDITIONS

The market environment in the first half of 2008 continued several trends from 2007. The problems originating from the subprime mortgage market spread across global financial markets. Losses from soured mortgage loans resulted in massive write-offs for all manner of financial institutions. A rapidly declining housing market contributed to a significant economic slowdown. The Federal Reserve continued easing monetary policy in the first quarter and initiated new programs to help liquefy credit markets. The S&P 500(R) Index/3/ posted its worst quarterly loss in five years during the first quarter. Sentiment began to turn in late March after the Fed provided direct assistance with the Bear Stearns buyout. Many viewed these actions as key in stopping the spread of contagion in the credit markets and avoiding a massive meltdown in the global financial markets. Many investors felt the problems that had been plaguing markets were beginning to subside and capital once again began to flow back into risky assets. The recovery was short lived, and by June the familiar themes of declining home prices, reduced consumer spending, and weak economic growth were again weighing on the markets. In conjunction, the renewed threat of inflation became the focus of worry. The relentless rise in oil prices had been viewed as a major threat to consumer spending, but was increasingly faulted as a prime contributor to inflation, which quickly became the focus of investor worry. Many investors took the view that higher energy prices have a multi-faceted effect. Higher gasoline prices eat discretionary income and also raise production and transportation costs, which eventually results in higher prices for consumers.

CURRENT OUTLOOK/STRATEGY

INVESTMENT SUMMARY

There are divergent trends in the economy, which adds to the challenge of asset allocation. Weakness in housing and problems in the financial system threaten to cause a major recession. In response to these problems, the Federal Reserve aggressively cut interest rates from August 2007 until April 2008. In addition, the bank created new liquidity facilities to assist both commercial and investment banks as a way to allow the credit markets to function. There has also been fiscal stimulus in the form of tax rebates. Consumer confidence is very depressed, likely because of rising inflation, but also reflecting a deteriorating job market. On the other hand, some parts of the economy appear to be holding up rather well. Manufacturing, as measured by the Institute of Supply Manufacturing (ISM) index, is at levels consistent with a contraction but well above recession levels. Exports are, in part, supporting manufacturing, and GDP growth remains slow but positive.

- --------
/1/ The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones Aggressive Portfolio Index (DJAggPI). Stocks are represented by the DJAggPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing:
Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.

/3/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


Complicating the situation further is the fact that inflation has been rising on the back of higher commodity prices as oil and food prices reach historic levels. The dollar has been very weak and gold prices rose to more than $1,000 per ounce in mid-March. It is abnormal for inflation to rise while home prices decline.

The combination of weak economic growth and rising inflation is unusual. The Federal Reserve has been expecting inflation to ease as the economy slows, but price levels have been slow to react, and there is a clear indication that policymakers are shifting their focus away from growth support to inflation suppression. This shift will likely mean that the Federal Reserve will be less accommodative going forward. It also suggests a change to policies designed to support the dollar, ending the benign neglect of the greenback seen for most of the past eight years. A stronger dollar should weaken import prices.

At this point, we believe the central case is for slow economic growth and a gradual decline in inflation. However, if policy makers are unable to achieve this goal via slow growth and dollar appreciation, the need for tighter credit may increase in order to control inflation. History suggests that when the Fed raises rates while the economy is slowing, it runs the risk of turning a "garden variety" recession into something more profound.

ALLOCATION THEMES

DEBT MARKETS: First, we are shortening duration in anticipation of eventual Fed tightening. Second, we expect that, over time, the problems in the credit markets will subside. Thus, we achieve our yield objectives by moving into high-yield bonds, which increases credit risk. It should be noted that in some portfolios we are leaning this credit risk toward high yield instead of real estate as recent strength in the latter class makes the former relatively more attractive.

EQUITIES: Although we expect the dollar to appreciate against the developed-nation currencies, rising inflation problems in the emerging nations will likely prompt appreciating currencies in those nations. In addition, emerging markets, which enjoyed a strong run during the past few years, have pulled back during the past few months. We believe there are opportunities developing in emerging markets and thus are shifting allocations toward that class. Last, we believe the risk of slower growth and tighter monetary policy will weigh on U.S. small and mid cap stocks, and so we are, in some cases, reducing allocations in these areas.

SANDRA POURCILLIE
Vice President and Portfolio Manager
GALLATIN ASSET MANAGEMENT, INC

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    BlackRock Bond Income Portfolio (Class A)                      15.56%
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         15.37%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               9.73%
    -----------------------------------------------------------------------
    Neuberger Berman Partners Mid Cap Value Portfolio (Class A)     7.99%
    -----------------------------------------------------------------------
    Oppenheimer Capital Appreciation Portfolio (Class A)            7.99%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                         7.62%
    -----------------------------------------------------------------------
    FI Mid Cap Opportunities Portfolio (Class A)                    7.39%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                             7.08%
    -----------------------------------------------------------------------
    Lord Abbett Growth and Income Portfolio (Class A)               6.59%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  5.17%
    -----------------------------------------------------------------------
    Franklin Templeton Small Cap Growth Portfolio (Class A)         5.08%
    -----------------------------------------------------------------------
    Clarion Global Real Estate Portfolio (Class A)                  4.43%
    -----------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

STRATEGIC GROWTH AND INCOME PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC.
                 VS. DOW JONES MODERATE PORTFOLIO INDEX/1/ AND
                              BLENDED BENCHMARK/2/
                            Growth Based on $10,000+

                                     [CHART]

            Strategic Growth and
             Income Portfolio        Blended       Dow Jones Moderate
                - Clas B           Benchmark/2/     Portfolio Index/1/
                --------           ------------     ------------------
11/01/2006      $10,000              $10,000            $10,000
12/31/2006       10,281               10,249             10,283
12/31/2007       10,941               10,827             11,108
06/30/2008       10,210               10,284             10,498



    ----------------------------------------------------------------------
                                            Average Annual Return/3/
                                           (for the period ended 6/30/08)
    ----------------------------------------------------------------------
                                                                           Since
                                           6 Months  1 Year  Inception/4/
    ----------------------------------------------------------------------
    Strategic Growth and Income
- --  Portfolio--Class B                      -6.68%   -5.39%     1.26%
    ----------------------------------------------------------------------
- - - Dow Jones Moderate Portfolio Index/1/   -5.49%   -3.56%     2.96%
    ----------------------------------------------------------------------
- --  Blended Benchmark/2/                    -5.03%   -5.16%     1.47%
    ----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 35% Lehman Brothers Aggregate Bond Index, 30% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 5% S&P SmallCap 600(R) Index, 10% MSCI EAFE(R) Index, and 5% Dow Jones Wilshire REIT Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market- value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH AND INCOME PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


The Dow Jones Wilshire REIT Index measures U.S. publicly traded real estate investment trusts. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
STRATEGIC GROWTH AND INCOME PORTFOLIO        ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $  933.20       $1.92
  Hypothetical (5% return before expenses)      1,000.00      1,022.87        2.01
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


   --------------------------------------------------------------------------
                                                                           VALUE
   SECURITY DESCRIPTION                                SHARES     (NOTE 2)
   --------------------------------------------------------------------------

   INVESTMENT COMPANY SECURITIES - 100.0%
   BlackRock Bond Income Portfolio (Class A)(a)......   421,491 $ 44,623,244
   Clarion Global Real Estate Portfolio (Class A)(b). 1,122,824   12,710,368
   Davis Venture Value Portfolio (Class A)(a)........   690,486   21,853,880
   FI Mid Cap Opportunities Portfolio (Class A)(a)... 1,084,149   21,216,790
   Franklin Templeton Small Cap Growth Portfolio
     (Class A)(a).................................... 1,751,615   14,590,958
   Jennison Growth Portfolio (Class A)(a)............ 1,806,242   20,302,156
   Lord Abbett Bond Debenture Portfolio (Class A)(b). 1,252,376   14,828,131
   Lord Abbett Growth and Income Portfolio (Class
     A)(b)...........................................   860,425   18,903,540
   MFS(R) Research International Portfolio
     (Class A)(b).................................... 2,393,890   27,912,758
   Neuberger Berman Partners Mid Cap Value Portfolio
     (Class A)(a).................................... 1,168,109   22,929,982
   Oppenheimer Capital Appreciation Portfolio (Class
     A)(b)........................................... 3,465,448   22,906,614
   PIMCO Total Return Portfolio (Class A)(b)......... 3,836,527   44,081,695
                                                                ------------
   Total Investment Company Securities
   (Cost $327,531,752)                                           286,860,116
                                                                ------------

   TOTAL INVESTMENTS - 100.0% (Cost $327,531,752)                286,860,116

   Other Assets and Liabilities (net) - 0.0%                        (120,424)
                                                                ------------

   TOTAL NET ASSETS - 100.0%                                    $286,739,692
                                                                ============

PORTFOLIO FOOTNOTES

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH AND INCOME PORTFOLIO

THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
  VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
  ----------------------------------------------------------------------------
  LEVEL 1--QUOTED PRICES                          $286,860,116              $0
  ----------------------------------------------------------------------------
  LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS               0               0
  ----------------------------------------------------------------------------
  LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
  ----------------------------------------------------------------------------
  TOTAL                                           $286,860,116              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

STRATEGIC GROWTH AND INCOME PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $286,860,116
   Receivable for investments sold                                              205,670
   Receivable for Trust shares sold                                              62,507
   Receivable from investment manager (Note 3)                                   10,640
                                                                           ------------
       Total assets                                                         287,138,933
                                                                           ------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                    268,177
       Distribution and services fees--Class B                                   60,589
       Management fee (Note 3)                                                   35,417
       Administration fee payable                                                 1,965
       Custodian and accounting fees payable                                      2,000
   Accrued expenses                                                              31,093
                                                                           ------------
       Total liabilities                                                        399,241
                                                                           ------------
NET ASSETS                                                                 $286,739,692
                                                                           ============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $305,935,148
   Accumulated net realized gain                                             14,722,404
   Unrealized depreciation on investments                                   (40,671,636)
   Undistributed net investment income                                        6,753,776
                                                                           ------------
       Total                                                               $286,739,692
                                                                           ============
NET ASSETS
   Class B                                                                 $286,739,692
                                                                           ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                   29,467,150
                                                                           ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                                 $       9.73
                                                                           ============

- ----------------------------------------------------------------------------------------
* Investments at cost                                                      $327,531,752

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)


STRATEGIC GROWTH AND INCOME PORTFOLIO
INVESTMENT INCOME
   Dividends from Underlying Portfolios                                   $  7,328,020
                                                                          ------------
   Total investment income                                                   7,328,020
                                                                          ------------
EXPENSES
   Management fee (Note 3)                                                     210,530
   Administration fees                                                          11,967
   Custody and accounting fees                                                   5,923
   Distribution fees--Class B                                                  358,901
   Audit                                                                        10,633
   Legal                                                                        11,242
   Trustee fees and expenses                                                     7,957
   Other                                                                         4,504
                                                                          ------------
       Total expenses                                                          621,657
       Less expenses reimbursed by the Manager                                 (47,416)
                                                                          ------------
   Net expenses                                                                574,241
                                                                          ------------
   Net investment income                                                     6,753,779
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                          (1,114,570)
       Capital gain distributions from Underlying Portfolios                16,100,268
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                           14,985,698
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (41,817,434)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (41,817,434)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       capital gain distributions from Underlying Portfolios               (26,831,736)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(20,077,957)
                                                                          ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

STRATEGIC GROWTH AND INCOME PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2008 December 31,

(Unaudited) 2007
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income                                                 $  6,753,779  $  3,412,687
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                          14,985,698    10,022,253
   Net change in unrealized appreciation (depreciation) on investments    (41,817,434)      869,742
                                                                         ------------  ------------
   Net increase (decrease) in net assets resulting from operations        (20,077,957)   14,304,682
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
     Class B                                                                     (521)   (6,240,977)
   From net realized gains
     Class B                                                                 (108,421)   (7,387,984)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                   (108,942)  (13,628,961)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Proceeds from shares sold
     Class B                                                               26,028,906   202,553,553
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                  108,942    13,628,961
   Cost of shares repurchased
     Class B                                                              (16,873,155)  (23,675,280)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions               9,264,693   192,507,234
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (10,922,206)  193,182,955
   Net assets at beginning of period                                      297,661,898   104,478,943
                                                                         ------------  ------------
   Net assets at end of period                                           $286,739,692  $297,661,898
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  6,753,776  $        518
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                    CLASS B
STRATEGIC GROWTH AND INCOME PORTFOLIO                                  -----------------------------
                                                                                        FOR THE YEARS
                                                                       FOR THE PERIOD       ENDED
                                                                           ENDED         DECEMBER 31,
                                                                       JUNE 30, 2008  --------------
                                                                        (UNAUDITED)    2007    2006(B)
                                                                       -------------- ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD..................................     $10.43     $10.27  $10.00
                                                                           ------     ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a)..............................................       0.23       0.14    0.03
Net Realized/Unrealized Gain (Loss) on Investments....................      (0.93)      0.52    0.25
                                                                           ------     ------  ------
Total from Investment Operations......................................      (0.70)      0.66    0.28
                                                                           ------     ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................      (0.00)+    (0.23)  (0.01)
Distributions from Net Realized Capital Gains.........................      (0.00)+    (0.27)     --
                                                                           ------     ------  ------
Total Distributions...................................................      (0.00)+    (0.50)  (0.01)
                                                                           ------     ------  ------
NET ASSET VALUE, END OF PERIOD........................................     $ 9.73     $10.43  $10.27
                                                                           ======     ======  ======
TOTAL RETURN                                                                (6.68)%     6.42%   2.81%
Ratio of Expenses to Average Net Assets After Reimbursement(d)........       0.40 %*    0.40%   0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates(e)..........................................................       0.43 %*    0.45%   0.99%*
Ratio of Net Investment Income to Average Net Assets(f)...............       4.70 %*    1.31%   1.47%*
Portfolio Turnover Rate...............................................        6.2 %     21.1%    0.0%(c)
Net Assets, End of Period (in millions)...............................     $286.7     $297.7  $104.5

*  Annualized
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--11/01/2006. (c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to limited sales activity.
(d) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e) See Note 3 of the Notes to Financial Statements.
(f) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is Strategic Growth and Income Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class B Shares are offered by the Portfolio. Class A, C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

           Management Fees
          earned by Manager
         for the period ended
            June 30, 2008     % per annum   Average Daily Net Assets
         -------------------- ----------- ----------------------------

               $210,530           0.15%   First $250 Million

                                 0.125%   $250 Million to $500 Million

                                  0.10%   Over $500 Million

Metropolitan Life Insurance Company (MLIC) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2009. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Expenses Deferred in
                                        ------------------------
                                          2006     2007    2008
                 Maximum Expense Ratio ------- -------- ------- under current
                 Expense Subject to repayment Limitation Agreement until
                 December 31,
                ---------------------   ------------------------
                Class A Class B Class E  2011     2012    2013
                ------- ------- ------- ------- -------- -------

                 0.15%*  0.40%   0.30%* $36,665 $127,809 $47,416

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2008 is shown as management fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
             Beginning                                        in Shares     Ending
              Shares      Sales    Reinvestments Redemptions Outstanding    Shares
             ---------- ---------- ------------- ----------- ------------ ----------

 Class B

 06/30/2008  28,551,912  2,611,990      10,743   (1,707,495)     915,238  29,467,150
 12/31/2007  10,173,921 19,259,371   1,304,171   (2,185,551)  18,377,991  28,551,912

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

               $--        $49,872,320         $--        $17,875,282

At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

              Federal       Gross         Gross
             Income Tax   Unrealized    Unrealized   Net Unrealized
                Cost     Appreciation (Depreciation)  Depreciation
            ------------ ------------ -------------- --------------

            $327,531,752     $--       $(40,671,636)  $(40,671,636)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

              Ordinary Income   Long-Term Capital Gain        Total
            ------------------- ---------------------- --------------------
               2007      2006      2007        2006       2007       2006
            ---------- --------   ----------   ----    ----------- --------

            $7,970,883 $106,224 $5,658,078     $--     $13,628,961 $106,224

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

      Undistributed Undistributed     Net
        Ordinary      Long-Term    Unrealized
         Income         Gain      Appreciation Loss Carryforwards  Total
      ------------- ------------- ------------ ------------------ --------

         $11,471       $97,436      $882,536          $--         $991,443

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

8. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008, in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                                       Number of
Number of
                                                         shares held at   Shares purchased  Shares sold during
shares held at
Security Description                                    December 31, 2007 during the period     the period
June 30, 2008
- --------------------                                    ----------------- ----------------- ------------------
--------------

Franklin Templeton Small Cap Growth Portfolio--Class A      1,361,747          440,330           (50,462)
1,751,615

                                                                               Net Realized
                                                                             Gain on Capital
                                                           Net Realized     Gain Distributions  Income earned from
                                                        Loss on Investments  from Affiliates   affiliate during
the
Security Description                                     during the period  during the period
period        Ending Value
- --------------------                                    ------------------- ------------------
-------------------- ------------


Franklin Templeton Small Cap Growth Portfolio--Class A       $(92,729)          $1,332,747
$--          $14,590,958

10. SUBSEQUENT EVENTS

(a) Effective as of the close of business on August 7, 2008, the Adviser ceased to be the Strategic Growth and Income Portfolio's adviser, and the Manager assumed responsibility for the day-to-day management of the Portfolio.

(b) On August 6, 2008, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about November 5, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about November 10, 2008. The proposed reorganization provides for the acquisition of all the assets of Strategic Growth and Income Portfolio, a series of the Trust, in exchange for shares of MetLife Balanced Strategy Portfolio, a series of the Trust.

11. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

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PERFORMANCE

For the six month period ended June 30, 2008, the Portfolio returned (8.24)% for Class B Shares versus (7.88)%, (7.59)% and (10.95)% for its benchmarks, the Dow Jones Moderate Aggressive Portfolio Index,/1/ Blended Benchmark/2/ and Wilshire 5000 Equity Index,/3/ respectively.

PORTFOLIO REVIEW

From an asset allocation perspective, the Portfolio was structured in a like manner to its blended benchmark. As a group, large cap equities were the worst performer for the first half of 2008. Although all the large cap components had negative returns during the first half, the relative performance mirrored the broader market with the value portfolios faring worse than the growth portfolios. The decline in financial stocks, in response to continued problems in the housing and credit markets, was the primary driver. This is particularly true of the Davis Venture Value Portfolio, which declined (11.77)% and consistently maintains significant exposure to financials.

Smaller capitalization stocks fared better relative to their larger peers. The mid cap equity portfolios, despite a strong rally in the second quarter, were negative contributors for the first half of the year. The scenario was similar in small caps. The Franklin Templeton Small Cap Growth Portfolio returned 3.27% during the second quarter, but was down (13.86)% for the first half. Smaller companies suffered from the same issues plaguing larger firms, particularly in the financials sector. While many of the large investment banks suffered from soured mortgage exposure, many of the smaller, regional banks got hurt from large exposure to construction loans. A degenerating housing market continues to create a difficult environment for these stocks.

The Portfolio's international exposure generally detracted from performance. The MFS Research International portfolio lost (1.27)% for the first six months. Despite the negative absolute performance, the Portfolio significantly outperformed the (10.96)% loss for the MSCI EAFE Index/4/ over the same period. An overweight position in emerging markets equity also hurt performance.

MARKET ENVIRONMENT/CONDITIONS

The market environment in the first half of 2008 continued several trends from 2007. The problems originating from the subprime mortgage market spread across global financial markets. Losses from soured mortgage loans resulted in massive write-offs for all manner of financial institutions. A rapidly declining housing market contributed to a significant economic slowdown. The Federal Reserve continued easing monetary policy in the first quarter and initiated new programs to help liquefy credit markets. The S&P 500(R) Index/5/ posted its worst quarterly loss in five years during the first quarter. Sentiment began to turn in late March after the Fed provided direct assistance with the Bear Stearns buyout. Many viewed these actions as key in stopping the spread of contagion in the credit markets and avoiding a massive meltdown in the global financial markets. Many investors felt the problems that had been plaguing markets were beginning to subside and capital once again began to flow back into risky assets. The recovery was short lived, and by June the familiar themes of declining home prices, reduced consumer spending, and weak economic growth were again weighing on the markets. In conjunction, the renewed threat of inflation became the focus of worry. The relentless rise in oil prices had been viewed as a major threat to consumer spending, but was increasingly faulted as a prime contributor to inflation, which quickly became the focus of investor worry. Many investors took the view that higher energy prices have a multi-faceted effect. Higher

- --------
/1/ The Dow Jones Moderately Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones Aggressive Portfolio Index (DJAggPI). Stocks are represented by the (DJAggPI). Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day TBill Auction Average. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index.

/3/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.


- --------
/4/ The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index does not include fees or expenses and is not available for direct investment.

/5/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.


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STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

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gasoline prices eat discretionary income and also raise production and transportation costs, which eventually results in higher prices for consumers.

CURRENT OUTLOOK/STRATEGY

INVESTMENT SUMMARY

There are divergent trends in the economy, which adds to the challenge of asset allocation. Weakness in housing and problems in the financial system threaten to cause a major recession. In response to these problems, the Federal Reserve aggressively cut interest rates from August 2007 until April 2008. In addition, the bank created new liquidity facilities to assist both commercial and investment banks as a way to allow the credit markets to function. There has also been fiscal stimulus in the form of tax rebates. Consumer confidence is very depressed, likely because of rising inflation, but also reflecting a deteriorating job market. On the other hand, some parts of the economy appear to be holding up rather well. Manufacturing, as measured by the Institute of Supply Manufacturing (ISM) index, is at levels consistent with a contraction but well above recession levels. Exports are, in part, supporting manufacturing, and GDP growth remains slow but positive.

Complicating the situation further is the fact that inflation has been rising on the back of higher commodity prices as oil and food prices reach historic levels. The dollar has been very weak and gold prices rose to more than $1,000 per ounce in mid-March. It is abnormal for inflation to rise while home prices decline.

The combination of weak economic growth and rising inflation is unusual. The Federal Reserve has been expecting inflation to ease as the economy slows, but price levels have been slow to react, and there is a clear indication that policymakers are shifting their focus away from growth support to inflation suppression. This shift will likely mean that the Federal Reserve will be less accommodative going forward. It also suggests a change to policies designed to support the dollar, ending the benign neglect of the greenback seen for most of the past eight years. A stronger dollar should weaken import prices.

At this point, we believe the central case is for slow economic growth and a gradual decline in inflation. However, if policy makers are unable to achieve this goal via slow growth and dollar appreciation, the need for tighter credit may increase in order to control inflation. History suggests that when the Fed raises rates while the economy is slowing, it runs the risk of turning a "garden variety" recession into something more profound.

ALLOCATION THEMES

DEBT MARKETS: First, we are shortening duration in anticipation of eventual Fed tightening. Second, we expect that, over time, the problems in the credit markets will subside. Thus, we achieve our yield objectives by moving into high-yield bonds, which increases credit risk. It should be noted that in some portfolios we are leaning this credit risk toward high yield instead of real estate as recent strength in the latter class makes the former relatively more attractive.

EQUITIES: Although we expect the dollar to appreciate against the developed-nation currencies, rising inflation problems in the emerging nations will likely prompt appreciating currencies in those nations. In addition, emerging markets, which enjoyed a strong run during the past few years, have pulled back during the past few months. We believe there are opportunities developing in emerging markets and thus are shifting allocations toward that class. Last, we believe the risk of slower growth and tighter monetary policy will weigh on U.S. small and mid cap stocks, and so we are, in some cases, reducing allocations in these areas.

SANDRA POURCILLIE Vice President and Portfolio Manager GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

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HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    PIMCO Total Return Portfolio (Class A)                         15.45%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                            11.17%
    -----------------------------------------------------------------------
    Oppenheimer Capital Appreciation Portfolio (Class A)           11.04%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                        10.53%
    -----------------------------------------------------------------------
    Neuberger Berman Partners Mid Cap Value Portfolio (Class A)    10.05%
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)               9.77%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                         9.32%
    -----------------------------------------------------------------------
    Franklin Templeton Small Cap Growth Portfolio (Class A)         7.16%
    -----------------------------------------------------------------------
    FI Mid Cap Opportunities Portfolio (Class A)                    5.31%
    -----------------------------------------------------------------------
    Lord Abbett Bond Debenture Portfolio (Class A)                  5.20%
    -----------------------------------------------------------------------
    MFS (R) Emerging Markets Equity Portfolio (Class A)             5.00%
    -----------------------------------------------------------------------

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STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

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 STRATEGIC CONSERVATIVE GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT,
                                     INC.
             VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO INDEX/1/ BLENDED
            BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                            Growth Based on $10,000+

                                     [CHART]

                                                                       Dow Jones
               Strategic                                           Moderate
             Conservative                                         Aggressive
                Growth          Wilshire 5000      Blended        Portfolio
           Portfolio-Class B   Equity Index/3/   Benchmark/2/     Index/1/
           -----------------  ---------------  --------------  ---------------
11/01/2006    $10,000             $10,000          $10,000         $10,000
12/31/2006     10,348              10,345           10,309          10,384
12/31/2007     11,170              10,926           11,004          11,249
06/30/2008     10,249               9,730           10,180          10,363



    -------------------------------------------------------------
                                     Average Annual Return/4/
                                   (for the period ended 6/30/08)
    -------------------------------------------------------------
                                                        Since
                                   6 Months  1 Year  Inception/5/
    -------------------------------------------------------------
    Strategic Conservative Growth
- --  Portfolio--Class B              -8.24%    -7.25%    1.49%
    -------------------------------------------------------------
    Dow Jones Moderate Aggressive
- - - Portfolio Index/1/              -7.88%    -7.62%    2.16%
    -------------------------------------------------------------
- --  Blended Benchmark/2/            -7.59%    -8.00%    0.99%
    -------------------------------------------------------------
- - - Wilshire 5000 Equity Index/3/  -10.95%   -12.79%   -1.56%
    -------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 20% Lehman Brothers Aggregate Bond Index, 43% S&P 500(R) Index, 15% S&P 400(R) MidCap Index, 7% S&P 600(R) SmallCap Index, and 15% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brother Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. Stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

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STRATEGIC CONSERVATIVE GROWTH PORTFOLIO            FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

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The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

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MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO      ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $   917.6       $1.91
  Hypothetical (5% return before expenses)      1,000.00      1,022.87        2.01
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) (a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


  ---------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                SHARES      (NOTE 2)
  ---------------------------------------------------------------------------

  INVESTMENT COMPANY SECURITIES - 100.0%
  Davis Venture Value Portfolio (Class A)(a)........ 1,000,299 $  31,659,466
  FI Mid Cap Opportunities Portfolio (Class A)(a)...   816,000    15,969,124
  Franklin Templeton Small Cap Growth Portfolio
    (Class A)(a).................................... 2,584,375    21,527,840
  Jennison Growth Portfolio (Class A)(a)............ 2,990,575    33,614,060
  Lord Abbett Bond Debenture Portfolio (Class A)(b). 1,319,424    15,621,986
  MFS(R) Emerging Markets Equity Portfolio (Class
    A)(b)........................................... 1,278,192    15,031,534
  MFS(R) Research International Portfolio (Class
    A)(b)........................................... 2,522,007    29,406,596
  Neuberger Berman Partners Mid Cap Value Portfolio
    (Class A)(a).................................... 1,538,573    30,202,193
  Oppenheimer Capital Appreciation Portfolio (Class
    A)(b)........................................... 5,020,804    33,187,516
  PIMCO Total Return Portfolio (Class A)(b)......... 4,041,698    46,439,110
  Van Kampen Comstock Portfolio (Class A)(b)........ 3,126,521    28,013,630
                                                               -------------
  Total Investment Company Securities
  (Cost $345,952,740)                                            300,673,055
                                                               -------------

  TOTAL INVESTMENTS - 100.0% (Cost $345,952,740)                 300,673,055
                                                               -------------

  Other Assets and Liabilities (net) - 0.0%                         (125,981)
                                                               -------------

  TOTAL NET ASSETS - 100.0%                                    $ 300,547,074
                                                               =============

PORTFOLIO FOOTNOTES

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO

THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
  VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
  ----------------------------------------------------------------------------
  LEVEL 1--QUOTED PRICES                          $300,673,055              $0
  ----------------------------------------------------------------------------
  LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS               0               0
  ----------------------------------------------------------------------------
  LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
  ----------------------------------------------------------------------------
  TOTAL                                           $300,673,055              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $300,673,055
   Receivable for investments sold                                              112,746
   Receivable for Trust shares sold                                              61,181
   Receivable from investment manager (Note 3)                                   10,218
                                                                           ------------
       Total assets                                                         300,857,200
                                                                           ------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                    173,927
       Distribution and services fees--Class B                                   63,971
       Management fee (Note 3)                                                   37,108
       Administration fee                                                         1,965
   Accrued expenses                                                              33,155
                                                                           ------------
       Total liabilities                                                        310,126
                                                                           ------------
NET ASSETS                                                                 $300,547,074
                                                                           ============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $320,749,794
   Accumulated net realized gain                                             19,309,930
   Unrealized depreciation on investments                                   (45,279,685)
   Undistributed net investment income                                        5,767,035
                                                                           ------------
       Total                                                               $300,547,074
                                                                           ============
NET ASSETS
   Class B                                                                 $300,547,074
                                                                           ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                   30,677,968
                                                                           ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                                 $       9.80
                                                                           ============

- ----------------------------------------------------------------------------------------
* Investments at cost                                                      $345,952,740

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)


STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
INVESTMENT INCOME
   Dividends from Underlying Portfolios                                   $  6,371,064
                                                                          ------------
       Total investment income                                               6,371,064
                                                                          ------------
EXPENSES
   Management fee (Note 3)                                                     219,830
   Administration fees                                                          11,967
   Custody and accounting fees                                                   5,923
   Distribution fees--Class B                                                  377,502
   Audit                                                                        10,633
   Legal                                                                        11,264
   Trustee fees and expenses                                                     7,957
   Other                                                                         4,498
                                                                          ------------
       Total expenses                                                          649,574
       Less expenses reimbursed by the Manager                                 (45,570)
                                                                          ------------
   Net expenses                                                                604,004
                                                                          ------------
   Net investment income                                                     5,767,060
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                            (862,503)
       Capital gain distributions from Underlying Portfolios                20,271,842
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                           19,409,339
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (51,469,875)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (51,469,875)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       capital gain distributions from Underlying Portfolios               (32,060,536)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(26,293,476)
                                                                          ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2008 December 31,

(Unaudited) 2007
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income                                                 $  5,767,060  $  2,515,456
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                          19,409,339    10,615,002
   Net change in unrealized appreciation (depreciation) on investments    (51,469,875)    5,526,222
                                                                         ------------  ------------
   Net increase (decrease) in net assets resulting from operations        (26,293,476)   18,656,680
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
     Class B                                                                     (548)   (5,113,752)
   From net realized gains
     Class B                                                                 (578,385)   (7,586,838)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                   (578,933)  (12,700,590)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Proceeds from shares sold
     Class B                                                               27,210,926   195,792,653
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                  578,933    12,700,590
   Cost of shares repurchased
     Class B                                                              (13,521,900)  (17,389,739)
                                                                         ------------  ------------
   Net increase in net assets from capital share transactions              14,267,959   191,103,504
                                                                         ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (12,604,450)  197,059,594
   Net assets at beginning of period                                      313,151,524   116,091,930
                                                                         ------------  ------------
   Net assets at end of period                                           $300,547,074  $313,151,524
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  5,767,035  $        523
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                              CLASS B
STRATEGIC CONSERVATIVE GROWTH PORTFOLIO                           -----------------------------
                                                                                  FOR THE YEARS
                                                                  FOR THE PERIOD      ENDED
                                                                      ENDED        DECEMBER 31,
                                                                  JUNE 30, 2008  --------------
                                                                   (UNAUDITED)    2007   2006(B)
                                                                  -------------- ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................     $10.70     $10.33  $10.00
                                                                      ------     ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a).........................................       0.19       0.10    0.03
Net Realized/Unrealized Gain (Loss) on Investments...............      (1.07)      0.72    0.32
                                                                      ------     ------  ------
Total From Investment Operations.................................      (0.88)      0.82    0.35
                                                                      ------     ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................      (0.00)+    (0.18)  (0.02)
Distributions from Net Realized Capital Gains....................      (0.02)     (0.27)     --
                                                                      ------     ------  ------
Total Distributions..............................................      (0.02)     (0.45)  (0.02)
                                                                      ------     ------  ------
NET ASSET VALUE, END OF PERIOD...................................     $ 9.80     $10.70  $10.33
                                                                      ======     ======  ======
TOTAL RETURN                                                           (8.24)%     7.94%   3.48%
Ratio of Expenses to Average Net Assets After Reimbursement(c)...       0.40 %*    0.40%   0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates(d).....................................................       0.43 %*    0.45%   0.87%*
Ratio of Net Investment Income to Average Net Assets(e)..........       3.82 %*    0.93%   2.27%*
Portfolio Turnover Rate..........................................        5.3 %     24.7%    0.1%
Net Assets, End of Period (in millions)..........................     $300.5     $313.2  $116.1

*  Annualized
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--11/01/2006. (c) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(d) See Note 3 of the Notes to Financial Statements.
(e) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is Strategic Conservative Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class B Shares are offered by the Portfolio. Class A, C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

           Management Fees
          earned by Manager
         for the period ended
            June 30, 2008     % per annum   Average Daily Net Assets
         -------------------- ----------- ----------------------------

               $219,830           0.15%   First $250 Million

                                 0.125%   $250 Million to $500 Million

                                  0.10%   Over $500 Million

Metropolitan Life Insurance Company (MLIC) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2009. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                 Maximum Expense Ratio    Expenses Deferred in
                 under current Expense  ------------------------
                 Limitation Agreement     2006     2007    2008
                ---------------------   ------- -------- -------
                                          Subject to repayment
                                           until December 31,
                ------- ------- ------- ------------------------
                Class A Class B Class E  2011     2012    2013
                ------- ------- ------- ------- -------- -------

                 0.15%*  0.40%   0.30%* $36,665 $126,028 $45,570

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2008 is shown as management fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
             Beginning                                        in Shares     Ending
              Shares      Sales    Reinvestments Redemptions Outstanding    Shares
             ---------- ---------- ------------- ----------- ------------ ----------

 Class B

 06/30/2008  29,256,353  2,706,649      56,426   (1,341,460)   1,421,615  30,677,968
 12/31/2007  11,233,486 18,422,426   1,181,426   (1,580,985)  18,022,867  29,256,353

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                   Purchases                        Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

                $--       $55,755,198         $--        $16,040,022

At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

              Federal       Gross         Gross
             Income Tax   Unrealized    Unrealized   Net Unrealized
                Cost     Appreciation (Depreciation)  Depreciation
            ------------ ------------ -------------- --------------

            $345,952,740   $766,847    $(46,046,532)  $(45,279,685)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

              Ordinary Income   Long-Term Capital Gain        Total
            ------------------- ---------------------- --------------------
               2007      2006      2007        2006       2007       2006
            ---------- --------   ----------   ----    ----------- --------

            $7,527,084 $198,525 $5,173,506     $--     $12,700,590 $198,525

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

     Undistributed Undistributed     Net
       Ordinary      Long-Term    Unrealized
        Income         Gain      Appreciation Loss Carryforwards   Total
     ------------- ------------- ------------ ------------------ ----------

       $519,947       $58,934     $6,090,808         $--         $6,669,689

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for,

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

8. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                                Number of shares
                                                        held at December 31, Shares purchased  Shares sold during
the
Security Description                                            2007         during the period         period
- --------------------                                    -------------------- -----------------
----------------------

Franklin Templeton Small Cap Growth Portfolio--Class A       1,999,520            642,688             (57,833)

                                                          Number of
                                                        shares held at
Security Description                                    June 30, 2008
- --------------------                                    --------------

Franklin Templeton Small Cap Growth Portfolio--Class A    2,584,375

                                                                               Net Realized
                                                                             Gain on Capital
                                                           Net Realized     Gain Distributions  Income earned from
                                                        Loss on Investments  from Affiliates   affiliate during
the
Security Description                                     during the period  during the period
period        Ending Value
- --------------------                                    ------------------- ------------------
-------------------- ------------


Franklin Templeton Small Cap Growth Portfolio--Class A       $(120,403)         $1,990,908
$--          $21,527,840

10. SUBSEQUENT EVENTS

(a) Effective as of the close of business on August 7, 2008, the Adviser ceased to be the Strategic Conservative Growth Portfolio's adviser, and the Manager assumed responsibility for the day-to-day management of the Portfolio.

(b) On August 6, 2008, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about November 5, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about November 10, 2008. The proposed reorganization provides for the acquisition of all the assets of Strategic Conservative Growth Portfolio, a series of the Trust, in exchange for shares of MetLife Growth Strategy Portfolio, a series of the Trust.

11. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------

PERFORMANCE

For the six month period ended June 30, 2008, the Portfolio returned (10.05)% for Class B Shares versus (10.21)%, (10.04)% and (10.92)% for its benchmarks, the Dow Jones Aggressive Portfolio Index,/1/ Blended Benchmark/2/ and Wilshire 5000 Equity Index,/3/ respectively.

PORTFOLIO REVIEW

From an asset allocation perspective, the Portfolio was structured in a like manner to its blended benchmark. As a group, large cap equities were the worst performer for the first half of 2008. Although all the large cap components had negative returns during the first half, the relative performance mirrored the broader market with the value portfolios faring worse than the growth portfolios. The decline in financial stocks, in response to continued problems in the housing and credit markets, was the primary driver. This is particularly true of the Davis Venture Value Portfolio, which declined (11.77)% and consistently maintains significant exposure to financials.

Smaller capitalization stocks fared better relative to their larger peers. The mid cap equity portfolios, despite a strong rally in the second quarter, were negative contributors for the first half of the year. The scenario was similar in small caps. The Franklin Templeton Small Cap Growth Portfolio returned 3.27% during the second quarter, but was down (13.86)% for the first half. Smaller companies suffered from the same issues plaguing larger firms, particularly in the financials sector. While many of the large investment banks suffered from soured mortgage exposure, many of the smaller, regional banks got hurt from large exposure to construction loans. A degenerating housing market continues to create a difficult environment for these stocks.

The Portfolio's international exposure generally detracted from performance. The MFS Research International portfolio lost (1.27)% for the first six months. Despite the negative absolute performance, the Portfolio significantly outperformed the (10.96)% loss for the MSCI EAFE Index/5/ over the same period. An overweight position in emerging markets equity also hurt performance.

MARKET ENVIRONMENT / CONDITIONS

The market environment in the first half of 2008 continued several trends from 2007. The problems originating from the subprime mortgage market spread across global financial markets. Losses from soured mortgage loans resulted in massive write-offs for all manner of financial institutions. A rapidly declining housing market contributed to a significant economic slowdown. The Federal Reserve continued easing monetary policy in the first quarter and initiated new programs to help liquefy credit markets. The S&P 500 Index posted its worst quarterly loss in five years during the first quarter. Sentiment began to turn in late March after the Fed provided direct assistance with the Bear Stearns buyout. Many viewed these actions as key in stopping the spread of contagion in the credit markets and avoiding a massive meltdown in the global financial markets. Many investors felt the problems that had been plaguing markets were beginning to subside and capital once again began to flow back into risky assets. The recovery was short lived, and by June the familiar themes of declining home prices, reduced consumer spending, and weak economic growth were again weighing on the markets. In conjunction, the renewed threat of inflation became the focus of worry. The relentless rise in oil prices had been viewed as a major threat to consumer spending, but was increasingly faulted as a prime contributor to inflation, which quickly became the focus of investor worry. Many investors took the view that higher energy prices have a multi-faceted effect. Higher gasoline prices eat discretionary income and also raise production and transportation costs, which eventually results in higher prices for consumers.

CURRENT OUTLOOK / STRATEGY

INVESTMENT SUMMARY

There are divergent trends in the economy, which adds to the challenge of asset allocation. Weakness in housing and problems in the

- --------
/1/ The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. The Index does not include fees or expenses and is not available for direct investment.

/2/ The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index.

/3/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.


/4 /The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index does not include fees or expenses and is not available for direct investment.

/5/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.


- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

financial system threaten to cause a major recession. In response to these problems, the Federal Reserve aggressively cut interest rates from August 2007 until April 2008. In addition, the bank created new liquidity facilities to assist both commercial and investment banks as a way to allow the credit markets to function. There has also been fiscal stimulus in the form of tax rebates. Consumer confidence is very depressed, likely because of rising inflation, but also reflecting a deteriorating job market. On the other hand, some parts of the economy appear to be holding up rather well. Manufacturing, as measured by the Institute of Supply Manufacturing (ISM) index, is at levels consistent with a contraction but well above recession levels. Exports are, in part, supporting manufacturing, and GDP growth remains slow but positive.

Complicating the situation further is the fact that inflation has been rising on the back of higher commodity prices as oil and food prices reach historic levels. The dollar has been very weak and gold prices rose to more than $1,000 per ounce in mid-March. It is abnormal for inflation to rise while home prices decline.

The combination of weak economic growth and rising inflation is unusual. The Federal Reserve has been expecting inflation to ease as the economy slows, but price levels have been slow to react, and there is a clear indication that policymakers are shifting their focus away from growth support to inflation suppression. This shift will likely mean that the Federal Reserve will be less accommodative going forward. It also suggests a change to policies designed to support the dollar, ending the benign neglect of the greenback seen for most of the past eight years. A stronger dollar should weaken import prices.

At this point, we believe the central case is for slow economic growth and a gradual decline in inflation. However, if policy makers are unable to achieve this goal via slow growth and dollar appreciation, the need for tighter credit may increase in order to control inflation. History suggests that when the Fed raises rates while the economy is slowing, it runs the risk of turning a "garden variety" recession into something more profound.

ALLOCATION THEMES

DEBT MARKETS: First, we are shortening duration in anticipation of eventual Fed tightening. Second, we expect that, over time, the problems in the credit markets will subside. Thus, we achieve our yield objectives by moving into high-yield bonds, which increases credit risk. It should be noted that in some portfolios we are leaning this credit risk toward high yield instead of real estate as recent strength in the latter class makes the former relatively more attractive.

EQUITIES: Although we expect the dollar to appreciate against the developed-nation currencies, rising inflation problems in the emerging nations will likely prompt appreciating currencies in those nations. In addition, emerging markets, which enjoyed a strong run during the past few years, have pulled back during the past few months. We believe there are opportunities developing in emerging markets and thus are shifting allocations toward that class. Last, we believe the risk of slower growth and tighter monetary policy will weigh on U.S. small and mid cap stocks, and so we are, in some cases, reducing allocations in these areas.

SANDRA POURCILLIE Vice President and Portfolio Manager GALLATIN ASSET MANAGEMENT, INC.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
    Description                                                  Net Assets
    -----------------------------------------------------------------------
    MFS(R) Research International Portfolio (Class A)              14.95%
    -----------------------------------------------------------------------
    Jennison Growth Portfolio (Class A)                            14.41%
    -----------------------------------------------------------------------
    Oppenhiemer Capital Appreciation Portfolio (Class A)           14.22%
    -----------------------------------------------------------------------
    Davis Venture Value Portfolio (Class A)                        13.57%
    -----------------------------------------------------------------------
    Van Kampen Comstock Portfolio (Class A)                        12.26%
    -----------------------------------------------------------------------
    Neuberger Berman Partners Mid Cap Value Portfolio (Class A)     8.14%
    -----------------------------------------------------------------------
    Van Kampen Mid Cap Growth Portfolio (Class A)                   7.10%
    -----------------------------------------------------------------------
    Dreman Small Cap Value Portfolio (Class A)                      5.21%
    -----------------------------------------------------------------------
    Franklin Templeton Small Cap Growth Portfolio (Class A)         5.18%
    -----------------------------------------------------------------------
    MFS(R) Emerging Markets Equity Portfolio (Class A)              5.06%
    -----------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

 STRATEGIC GROWTH PORTFOLIO MANAGED BY GALLATIN ASSET MANAGEMENT, INC. VS. DOW
         JONES AGGRESSIVE PORTFOLIO INDEX/1/ BLENDED BENCHMARK/2/ AND
                          WILSHIRE 5000 EQUITY INDEX/3/
                            Growth Based on $10,000+

                                     [CHART]

                                                                       Dow Jones
            Strategic Growth   Wilshire 5000    Blended         Aggressive
           Portfolio-Class B  Equity Index/1/  Benchmark/2/  Portfolio Index/3/
           -----------------  --------------   -----------   ------------------
11/01/2006     $10,000          $10,000         $10,000            $10,000
12/31/2006      10,427           10,345          10,377             10,476
12/31/2007      11,344           10,926          11,050             11,383
06/30/2008      10,204            9,414          10,045             10,221



    -----------------------------------------------------------------------
                                               Average Annual Return/4/
                                             (for the period ended 6/30/08)
    -----------------------------------------------------------------------
                                                                           Since
                                             6 Months  1 Year  Inception/5/
    -----------------------------------------------------------------------
- --  Strategic Growth Portfolio--Class B      -10.05%    -9.62%    1.21%
    -----------------------------------------------------------------------
- - - Dow Jones Aggressive Portfolio Index/1/  -10.21%   -11.28%    1.31%
    -----------------------------------------------------------------------
- --  Blended Benchmark/2/                     -10.04%   -11.86%   -0.39%
    -----------------------------------------------------------------------
- - - Wilshire 5000 Equity Index/3/            -10.92%   -12.53%   -1.56%
    -----------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The blended benchmark is comprised of 55% S&P 500(R) Index, 15% S&P MidCap 400(R) Index, 10% S&P SmallCap 600(R) Index, and 20% MSCI EAFE(R) Index. The Index does not include fees or expenses and is not available for direct investment.

The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

The S&P MidCap 400(R) Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The S&P SmallCap 600(R) Index is a capitalization-weighted index which measures the performance of the small-cap range of the U.S. stock market. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
STRATEGIC GROWTH PORTFOLIO                         FOR THE PERIOD ENDED 6/30/08
MANAGED BY GALLATIN ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of Class B shares is 11/1/06. Index returns are based on an inception date of 10/31/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
STRATEGIC GROWTH PORTFOLIO                   ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $  899.50       $1.89
  Hypothetical (5% return before expenses)      1,000.00      1,022.87        2.01
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)

   --------------------------------------------------------------------------
                                                                           VALUE
   SECURITY DESCRIPTION                                SHARES     (NOTE 2)
   --------------------------------------------------------------------------
   INVESTMENT COMPANY SECURITIES - 100.1%
   Davis Venture Value Portfolio (Class A)(a)........   603,339 $ 19,095,697
   Dreman Small Cap Value Portfolio (Class A)(b).....   574,304    7,333,859
   Franklin Templeton Small Cap Growth Portfolio
     (Class A)(a)....................................   875,740    7,294,915
   Jennison Growth Portfolio (Class A)(a)............ 1,804,635   20,284,098
   MFS(R) Emerging Markets Equity Portfolio (Class
     A)(b)...........................................   606,085    7,127,560
   MFS(R) Research International Portfolio (Class
     A)(b)........................................... 1,793,085   20,907,374
   Neuberger Berman Partners Mid Cap Value Portfolio
     (Class A)(a)....................................   583,684   11,457,712
   Oppenheimer Capital Appreciation Portfolio (Class
     A)(b)........................................... 3,029,995   20,028,265
   Van Kampen Comstock Portfolio (Class A)(b)........ 1,925,396   17,251,546
   Van Kampen Mid Cap Growth Portfolio (Class A)(b).. 1,033,467   10,003,957
                                                                ------------
   Total Investment Company Securities...............
   (Cost $167,204,426)...............................            140,784,983
                                                                ------------

   TOTAL INVESTMENTS - 100.1% (Cost $167,204,426)                140,784,983

   Other Assets and Liabilities (net) - (0.1)%                       (70,883)
                                                                ------------

   TOTAL NET ASSETS - 100.0%                                    $140,714,100
                                                                ============

PORTFOLIO FOOTNOTES

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STRATEGIC GROWTH PORTFOLIO

THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
  VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
  ----------------------------------------------------------------------------
  LEVEL 1--QUOTED PRICES                          $140,784,983              $0
  ----------------------------------------------------------------------------
  LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS               0               0
  ----------------------------------------------------------------------------
  LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
  ----------------------------------------------------------------------------
  TOTAL                                           $140,784,983              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $140,784,983
   Receivable for investments sold                                               59,306
   Receivable from investment manager (Note 3)                                   11,501
                                                                           ------------
       Total assets                                                         140,855,790
                                                                           ------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                     59,306
       Distribution and services fees--Class B                                   30,385
       Management fee (Note 3)                                                   18,231
       Administration fee                                                         1,965
       Custodian and accounting fees                                              2,000
   Accrued expenses                                                              29,803
                                                                           ------------
       Total liabilities                                                        141,690
                                                                           ------------
NET ASSETS                                                                 $140,714,100
                                                                           ============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $154,243,945
   Accumulated net realized gain                                             10,607,144
   Unrealized depreciation on investments                                   (26,419,443)
   Undistributed net investment income                                        2,282,454
                                                                           ------------
       Total                                                               $140,714,100
                                                                           ============
NET ASSETS
   Class B                                                                 $140,714,100
                                                                           ============
CAPITAL SHARES OUTSTANDING
   Class B                                                                   14,691,221
                                                                           ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class B                                                                 $       9.58
                                                                           ============

- ----------------------------------------------------------------------------------------
* Investments at cost                                                      $167,204,426

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO
INVESTMENT INCOME
   Dividends from Underlying Portfolios                                   $  2,579,337
                                                                          ------------
       Total investment income                                               2,579,337
                                                                          ------------
EXPENSES
   Management fee (Note 3)                                                     111,331
   Administration fees                                                          11,967
   Custodian and accounting fees                                                 5,923
   Distribution and services fees--Class B                                     185,551
   Audit                                                                        10,633
   Legal                                                                        11,165
   Trustee fees and expenses                                                     7,957
   Other                                                                         4,497
                                                                          ------------
       Total expenses                                                          349,024
       Less expenses reimbursed by the Manager                                 (52,143)
                                                                          ------------
   Net expenses                                                                296,881
                                                                          ------------
   Net investment income                                                     2,282,456
                                                                          ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                          (1,494,379)
       Capital gain distributions from Underlying Portfolios                12,230,779
                                                                          ------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                           10,736,400
                                                                          ------------
   Net change in unrealized depreciation on:
       Investments                                                         (29,551,968)
                                                                          ------------
   Net change in unrealized depreciation on investments                    (29,551,968)
                                                                          ------------
   Net realized and change in unrealized loss on investments and
       capital gain distributions from Underlying Portfolios               (18,815,568)
                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $(16,533,112)
                                                                          ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

STRATEGIC GROWTH PORTFOLIO
                                                                         Period Ended          Year Ended
                                                                         June 30, 2008        December 31,

(Unaudited) 2007
                                                                         -------------        ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income                                                 $  2,282,456         $    522,182
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                          10,736,400            9,234,782
   Net change in unrealized appreciation (depreciation) on investments    (29,551,968)           2,754,305
                                                                         ------------         ------------
   Net increase (decrease) in net assets resulting from operations        (16,533,112)          12,511,269
                                                                         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
     Class B                                                                     (402)          (2,712,971)
   From net realized gains
     Class B                                                                 (553,964)          (6,650,476)
                                                                         ------------         ------------
   Net decrease in net assets resulting from distributions                   (554,366)          (9,363,447)
                                                                         ------------         ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Proceeds from shares sold
     Class B                                                                7,619,026           91,901,231
   Net asset value of shares issued through dividend reinvestment
     Class B                                                                  554,366            9,363,447
   Cost of shares repurchased
     Class B                                                              (16,376,384)         (20,346,470)
                                                                         ------------         ------------
   Net increase (decrease) in net assets from capital share
       transactions                                                        (8,202,992)          80,918,208
                                                                         ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (25,290,470)          84,066,030
   Net assets at beginning of period                                      166,004,570           81,938,540
                                                                         ------------         ------------
   Net assets at end of period                                           $140,714,100         $166,004,570
                                                                         ============         ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  2,282,454         $        400
                                                                         ============         ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                               CLASS B
STRATEGIC GROWTH PORTFOLIO                                        -----------------------------
                                                                                   FOR THE YEARS
                                                                  FOR THE PERIOD       ENDED
                                                                      ENDED         DECEMBER 31,
                                                                  JUNE 30, 2008  --------------
                                                                   (UNAUDITED)    2007    2006(B)
                                                                  -------------- ------  -------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $ 10.69     $10.41  $10.00
                                                                     -------     ------  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a).........................................       0.15       0.04    0.05
Net Realized/Unrealized Gain (Loss) on Investments...............      (1.22)      0.88    0.38
                                                                     -------     ------  ------
Total from Investment Operations.................................      (1.07)      0.92    0.43
                                                                     -------     ------  ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................      (0.00)+    (0.19)  (0.02)
Distributions from Net Realized Capital Gains....................      (0.04)     (0.45)     --
                                                                     -------     ------  ------
Total Distributions..............................................      (0.04)     (0.64)  (0.02)
                                                                     -------     ------  ------
NET ASSET VALUE, END OF PERIOD...................................    $  9.58     $10.69  $10.41
                                                                     =======     ======  ======
TOTAL RETURN                                                          (10.05)%     8.79%   4.27%
Ratio of Expenses to Average Net Assets After Reimbursement(d)...       0.40 %*    0.40%   0.40%*
Ratio of Expenses to Average Net Assets Before Reimbursement and        0.47 %*
  Rebates(e).....................................................                  0.49%   1.27%*
Ratio of Net Investment Income to Average Net Assets(f)..........       3.08 %*    0.33%   2.62%*
Portfolio Turnover Rate..........................................       11.2 %     33.6%    0.0%(c)
Net Assets, End of Period (in millions)..........................    $ 14.07     $166.0  $ 81.9

*  Annualized.
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--11/01/2006. (c) For the period ended 12/31/06, the portfolio turnover calculation is zero, due to no sales activity.
(d) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e) See Note 3 of the Notes to Financial Statements.
(f) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is Strategic Growth Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class B Shares are offered by the Portfolio. Class A, C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into an advisory agreement with Gallatin Asset Management, Inc., (the "Adviser") for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager pays the Adviser a fee based on the Portfolio's average daily net assets.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Under the terms of the Portfolio's investment advisory agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

           Management Fees
          earned by Manager
         for the period ended
            June 30, 2008     % per annum   Average Daily Net Assets
         -------------------- ----------- ----------------------------

               $111,331           0.15%   First $250 Million

                                 0.125%   $250 Million to $500 Million

                                  0.10%   Over $500 Million

Metropolitan Life Insurance Company (MLIC) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2009. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Expenses Deferred in
                                        ------------------------
                                          2006     2007    2008
                 Maximum Expense Ratio ------- -------- ------- under current
                 Expense Subject to repayment Limitation Agreement until
                 December 31,
                ---------------------   ------------------------
                Class A Class B Class E  2011     2012    2013
                ------- ------- ------- ------- -------- -------

                 0.15%*  0.40%   0.30%* $36,665 $131,207 $52,143

* Classes not offered during the period.

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The amount waived and expenses reimbursed for the period ended June 30, 2008 is shown as management fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
                                                                      (Decrease)
             Beginning                                       in Shares     Ending
              Shares      Sales   Reinvestments Redemptions Outstanding    Shares
             ---------- --------- ------------- ----------- ------------ ----------

 Class B

 06/30/2008  15,525,800   770,300     54,725    (1,659,604)   (834,579)  14,691,221
 12/31/2007   7,870,173 8,597,954    870,992    (1,813,319)  7,655,627   15,525,800

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

               $--        $22,553,283         $--        $16,814,040

At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

              Federal       Gross         Gross
             Income Tax   Unrealized    Unrealized   Net Unrealized
                Cost     Appreciation (Depreciation)  Depreciation
            ------------ ------------ -------------- --------------

            $167,204,426   $497,458    $(26,916,901)  $(26,419,443)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

              Ordinary Income   Long-Term Capital Gain        Total
            ------------------- ---------------------- -------------------
               2007      2006      2007        2006       2007      2006
            ---------- --------   ----------   ----    ---------- --------

            $4,566,156 $121,083 $4,797,291     $98     $9,363,447 $121,181

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

     Undistributed Undistributed     Net
       Ordinary      Long-Term    Unrealized
        Income         Gain      Appreciation Loss Carryforwards   Total
     ------------- ------------- ------------ ------------------ ----------

       $478,286       $76,053     $3,003,294         $--         $3,557,633

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for,

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

8. RECENT ACCOUNTING PRONOUNCEMENTS - CONTINUED

and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                                       Number of
Number of
                                                          shares held at   Shares purchased     Shares sold
shares held at
Security Description                                     December 31, 2007 during the period during the period
June 30, 2008
- --------------------                                     ----------------- ----------------- -----------------
--------------

Franklin Templeton Small Cap Growth Portfolio - Class A       754,737           195,611
(74,608) 875,740

Van Kampen Mid Cap Growth Portfolio - Class A                 998,179           134,539           (99,251)
1,033,467

                                                                           Net Realized Gain
                                                                               on Capital
               Net Realized Loss Gain Distributions Income earned
                  on Investments from Affiliates from Affiliate
Security Description                                     during the period during the period  during the period
Ending Value
- --------------------                                     ----------------- ------------------ -----------------
------------


Franklin Templeton Small Cap Growth Portfolio - Class A      $(139,096)         $684,713          $     --      $
7,294,915

Van Kampen Mid Cap Growth Portfolio - Class A                   (1,029)          837,104           140,890
10,003,957

10. SUBSEQUENT EVENTS

(a) Effective as of the close of business on August 7, 2008, the Adviser ceased to be the Strategic Growth Portfolio's adviser, and the Manager assumed responsibility for the day-to-day management of the Portfolio.

(b) On August 6, 2008, the following Portfolio reorganization was approved by the Board of Trustees of the Trust, subject to shareholder approval. The shareholders are scheduled to vote on the proposed reorganization at a meeting to be held on or about November 5, 2008. If approved by the Portfolio shareholders, the reorganization will occur on or about November 10, 2008. The proposed reorganization provides for the acquisition of all the assets of Strategic Growth Portfolio, a series of the Trust, in exchange for shares of MetLife Aggressive Strategy Portfolio, a series of the Trust.

11. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


METLIFE BALANCED STRATEGY PORTFOLIO MANAGED BY MET INVESTORS ADVISORY, LLC VS.
                   DOW JONES MODERATE PORTFOLIO INDEX/1/ AND
                          BALANCED BLENDED BENCHMARK/2/
                            Growth Based on $10,000+

 LOGO


    --------------------------------------------------------------
                                     Average Annual Return
                               (for the period ended 6/30/08)/3/
    --------------------------------------------------------------
                                                         Since
                               6 Months 1 Year 3 Year Inception/4/
    --------------------------------------------------------------
    MetLife Balanced Strategy
    Portfolio--Class A          -8.49%  -9.24% 4.81%     5.69%
- --  Class B                     -8.56%  -9.38% 4.55%     5.08%
    --------------------------------------------------------------
    Dow Jones Moderate
- --  Portfolio Index/1/          -5.49%  -3.56% 6.77%     7.39%
    --------------------------------------------------------------
    Balanced Blended
- - - Benchmark/2/                -6.81%  -5.96% 5.88%     6.07%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ60%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 60% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Balanced Blended Benchmark is comprised of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging

- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
METLIFE BALANCED STRATEGY PORTFOLIO                FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- -----------------------------------------------------------------------------


Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market Values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderate Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
METLIFE BALANCED STRATEGY PORTFOLIO          ------------- ------------- --------------

  Class A(a)(b)
  Actual                                       $1,000.00     $  915.10       $0.29
  Hypothetical (5% return before expenses)      1,000.00      1,024.57        0.30
- -------------------------------------------  ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $  914.40       $1.48
  Hypothetical (5% return before expenses)      1,000.00      1,023.32        1.56
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.72% and 0.97% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)

 --------------------------------------------------------------------------------
                                                                           VALUE
 SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
 --------------------------------------------------------------------------------

 INVESTMENT COMPANY SECURITIES - 100.0%
 BlackRock High Yield Portfolio (Class A)(b)....... 17,600,985 $   134,471,529
 Clarion Global Real Estate Portfolio (Class A)(b). 10,093,936     114,263,354
 Davis Venture Value Portfolio (Class A)(a)........ 13,613,882     430,879,357
 Goldman Sachs Mid Cap Value Portfolio (Class A)(b) 10,884,529     131,158,580
 Harris Oakmark Focused Value Portfolio (Class
   A)(a)...........................................  1,099,400     183,566,771
 Harris Oakmark International Portfolio (Class
   A)(b)........................................... 14,938,856     175,680,946
 Jennison Growth Portfolio (Class A)(a)............ 11,606,116     130,452,746
 Julius Baer International Stock Portfolio (Class
   A)(a)........................................... 15,462,509     190,188,863
 Lazard Mid Cap Portfolio (Class A)(b)............. 18,697,663     190,155,237
 Legg Mason Partners Aggressive Growth Portfolio
   (Class A)(b).................................... 37,644,531     258,994,376
 Legg Mason Value Equity Portfolio (Class A)(b).... 38,978,019     283,759,976
 Loomis Sayles Global Markets Portfolio (Class
   A)*(b).......................................... 23,911,074     262,782,708
 Lord Abbett Bond Debenture Portfolio (Class A)(b). 28,160,092     333,415,487
 Lord Abbett Growth and Income Portfolio (Class
   A)(b)........................................... 16,608,934     364,898,276
 Met/AIM Small Cap Growth Portfolio (Class A)(b)... 10,599,135     128,991,469
 MFS(R) Emerging Markets Equity Portfolio (Class
   A)(b)........................................... 16,283,442     191,493,281

 --------------------------------------------------------------------------------
                                                                           VALUE
 SECURITY DESCRIPTION                                 SHARES       (NOTE 2)
 --------------------------------------------------------------------------------
 MFS(R) Research International Portfolio
   (Class A)(b).................................... 16,146,666 $   188,270,126
 PIMCO Inflation Protected Bond Portfolio (Class
   A)(b)........................................... 31,003,883     342,592,908
 PIMCO Total Return Portfolio (Class A)(b)......... 68,965,099     792,408,983
 Rainier Large Cap Equity Portfolio (Class A)(b)... 21,210,976     191,959,334
 T. Rowe Price Mid Cap Growth Portfolio (Class
   A)(b)........................................... 15,998,527     131,187,921
 Third Avenue Small Cap Value Portfolio (Class
   A)(b)........................................... 17,825,934     261,684,714
 Turner Mid Cap Growth Portfolio (Class A)(b)...... 10,215,241     131,572,298
 Van Kampen Comstock Portfolio (Class A)(b)........ 53,387,706     478,353,843
 Western Asset Management U.S.
   Government Portfolio (Class A)(a)............... 28,154,416     335,600,634
                                                               ---------------
 Total Investment Company Securities
 (Cost $7,058,303,209)                                           6,358,783,717
                                                               ---------------

 TOTAL INVESTMENTS - 100.0% (Cost $7,058,303,209)                6,358,783,717
                                                               ---------------

 Other Assets and Liabilities (net) - 0.0%                          (1,689,843)
                                                               ---------------

 TOTAL NET ASSETS - 100.0%                                     $ 6,357,093,874
                                                               ===============

PORTFOLIO FOOTNOTES

* Non-income producing security.
(a) A Portfolio of Metropolitan Series Fund, Inc.
(b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO


THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
  VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
  ----------------------------------------------------------------------------
  LEVEL 1--QUOTED PRICES                        $6,358,783,717              $0
  ----------------------------------------------------------------------------
  LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS               0               0
  ----------------------------------------------------------------------------
  LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
  ----------------------------------------------------------------------------
  TOTAL                                         $6,358,783,717              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

METLIFE BALANCED STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $6,358,783,717
   Receivable for investments sold                                              3,044,191
   Receivable for Trust shares sold                                             2,676,182
                                                                           --------------
       Total assets                                                         6,364,504,090
                                                                           --------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                    5,720,374
       Distribution and services fees--Class B                                  1,350,421
       Management fee (Note 3)                                                    300,867
       Administration fee                                                           1,965
       Custodian and accounting fees                                               23,293
   Accrued expenses                                                                13,296
                                                                           --------------
       Total liabilities                                                        7,410,216
                                                                           --------------
NET ASSETS                                                                 $6,357,093,874
                                                                           ==============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $6,631,729,870
   Accumulated net realized gain                                              300,790,161
   Unrealized depreciation on investments                                    (699,519,492)
   Undistributed net investment income                                        124,093,335
                                                                           --------------
       Total                                                               $6,357,093,874
                                                                           ==============
NET ASSETS
   Class A                                                                 $    1,065,465
                                                                           ==============
   Class B                                                                  6,356,028,409
                                                                           ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        101,085
                                                                           ==============
   Class B                                                                    603,877,449
                                                                           ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                 $        10.54
                                                                           ==============
   Class B                                                                          10.53
                                                                           ==============

- ------------------------------------------------------------------------------------------
* Investments at cost                                                      $7,058,303,209

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

METLIFE BALANCED STRATEGY PORTFOLIO
INVESTMENT INCOME
   Dividends from Underlying Portfolios                                   $   134,050,051
                                                                          ---------------
       Total investment income                                                134,050,051
                                                                          ---------------
EXPENSES
   Management fee (Note 3)                                                      1,804,310
   Administration fees                                                             11,967
   Custodian and accounting fees                                                    5,923
   Distribution and services fees--Class B                                      8,087,797
   Audit                                                                           11,916
   Legal                                                                           11,201
   Trustee fees and expenses                                                        7,957
   Insurance                                                                       10,659
   Other                                                                            4,507
                                                                          ---------------
       Total expenses                                                           9,956,237
                                                                          ---------------
   Net investment income                                                      124,093,814
                                                                          ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                             (2,716,365)
       Capital gain distributions from Underlying Portfolios                  316,988,955
                                                                          ---------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                             314,272,590
                                                                          ---------------
   Net change in unrealized depreciation on:
       Investments                                                         (1,031,651,211)
                                                                          ---------------
   Net change in unrealized depreciation on investments                    (1,031,651,211)
                                                                          ---------------
   Net realized and change in unrealized loss on investments and
       capital gain distributions from Underlying Portfolio                  (717,378,621)
                                                                          ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  (593,284,807)
                                                                          ===============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

METLIFE BALANCED STRATEGY PORTFOLIO
                                                                          Period Ended      Year Ended
                                                                          June 30, 2008    December 31,

(Unaudited) 2007
                                                                         ---------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income                                                 $   124,093,814  $   63,752,007
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                            314,272,590     262,628,091
   Net change in unrealized depreciation on investments                   (1,031,651,211)    (71,489,543)
                                                                         ---------------  --------------
   Net increase (decrease) in net assets resulting from operations          (593,284,807)    254,890,555
                                                                         ---------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
     Class A                                                                     (20,175)        (16,665)
     Class B                                                                (103,007,192)    (98,904,253)
   From net realized gains
     Class A                                                                     (38,791)        (27,801)
     Class B                                                                (227,102,079)   (182,879,835)
                                                                         ---------------  --------------
   Net decrease in net assets resulting from distributions                  (330,168,237)   (281,828,554)
                                                                         ---------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Proceeds from shares sold
     Class A                                                                      83,131         415,440
     Class B                                                                 582,483,816   1,973,926,424
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                      58,966          44,466
     Class B                                                                 330,109,271     281,784,088
   Cost of shares repurchased
     Class A                                                                     (41,442)        (75,227)
     Class B                                                                (376,839,540)   (652,346,695)
                                                                         ---------------  --------------
   Net increase in net assets from capital share transactions                535,854,202   1,603,748,496
                                                                         ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (387,598,842)  1,576,810,497
   Net assets at beginning of period                                       6,744,692,716   5,167,882,219
                                                                         ---------------  --------------
   Net assets at end of period                                           $ 6,357,093,874  $6,744,692,716
                                                                         ===============  ==============
   Net assets at end of period includes undistributed net investment
       income                                                            $   124,093,335  $  103,026,888
                                                                         ===============  ==============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR
THE YEAR OR PERIOD ENDED:

METLIFE BALANCED STRATEGY                          CLASS A
PORTFOLIO                      ----------------------------------------------
                               FOR THE PERIOD        FOR THE YEARS ENDED
                                   ENDED                DECEMBER 31,
                               JUNE 30, 2008  -------------------------------
                                (UNAUDITED)     2007        2006       2005(B)
                               -------------- --------  --------       ------
NET ASSET VALUE, BEGINNING OF
PERIOD........................    $  12.15    $  12.17  $  10.92     $  10.04
                                  --------    --------  --------     --------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income(a)......        0.23        0.15      0.31         0.56
Net Realized/Unrealized Gain
  (Loss) on Investments.......       (1.23)       0.47      1.03         0.47
                                  --------    --------  --------     --------
Total from Investment
  Operations..................       (1.00)       0.62      1.34         1.03
                                  --------    --------  --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................       (0.21)      (0.24)    (0.02)       (0.13)
Distributions from Net
  Realized Capital Gains......       (0.40)      (0.40)    (0.07)       (0.02)
                                  --------    --------  --------     --------
Total Distributions...........       (0.61)      (0.64)    (0.09)       (0.15)
                                  --------    --------  --------     --------
NET ASSET VALUE, END OF PERIOD    $  10.54    $  12.15  $  12.17     $  10.92
                                  ========    ========  ========     ========
TOTAL RETURN                         (8.49)%      5.16%    12.35%       10.21%
Ratio of Expenses to Average
  Net Assets After
  Reimbursement(f)............        0.06 %*     0.06%     0.08%        0.03%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates(g)        0.06 %*     0.06%     0.08%(e)     0.03%*
Ratio of Net Investment
  Income to Average Net
  Assets(h)...................        4.12 %*     1.22%     2.74%        7.70%*
Portfolio Turnover Rate.......         9.9 %      17.0%     20.7%        17.3%
Net Assets, End of Period (in
  millions)...................    $    1.1    $    1.1  $    0.7     $    0.2

                                                          CLASS B
                               ---------------------------------------------------------
                                 FOR THE PERIOD
                                   ENDED             FOR THE YEARS ENDED DECEMBER 31,
                               JUNE 30, 2008  ------------------------------------------
                                (UNAUDITED)     2007        2006        2005      2004(C)
                               -------------- --------  --------     --------   --------
NET ASSET VALUE, BEGINNING OF
PERIOD                            $  12.12    $  12.15  $  10.92     $  10.31   $  10.00
                                  --------    --------  --------     --------   --------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
Net Investment Income(a)......        0.22        0.13      0.26         0.22       0.28
Net Realized/Unrealized Gain
  (Loss) on Investments.......       (1.23)       0.46      1.04         0.52       0.14
                                  --------    --------  --------     --------   --------
Total from Investment
  Operations..................       (1.01)       0.59      1.30         0.74       0.42
                                  --------    --------  --------     --------   --------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income......................       (0.18)      (0.22)    (0.00)+      (0.11)     (0.11)
Distributions from Net
  Realized Capital Gains......       (0.40)      (0.40)    (0.07)       (0.02)        --
                                  --------    --------  --------     --------   --------
Total Distributions...........       (0.58)      (0.62)    (0.07)       (0.13)     (0.11)
                                  --------    --------  --------     --------   --------
NET ASSET VALUE, END OF PERIOD    $  10.53    $  12.12  $  12.15     $  10.92   $  10.31
                                  ========    ========  ========     ========   ========
TOTAL RETURN                         (8.56)%      4.88%    11.98%        7.12%      4.19%
Ratio of Expenses to Average
  Net Assets After
  Reimbursement(f)............        0.31 %*     0.31%     0.33%        0.31%      0.35%*
Ratio of Expenses to Average
  Net Assets Before
  Reimbursement and Rebates(g)        0.31 %*     0.31%     0.33%(e)     0.31%      0.38%*
Ratio of Net Investment
  Income to Average Net
  Assets(h)...................        3.84 %*     1.05%     2.31%        2.12%     17.21%*
Portfolio Turnover Rate.......         9.9 %      17.0%     20.7%        17.3%       0.0%(d)
Net Assets, End of Period (in
  millions)...................    $6,356.0    $6,743.6  $5,167.2     $3,529.8   $1,561.2

*  Annualized
+ Rounds to less than $0.005 per share.
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.
(f) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(g) See Note 3 of the Notes to Financial Statements.
(h) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is MetLife Balanced Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class A and B Shares are offered by the Portfolio. Class C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

            Management Fees
           earned by Manager
          for the period ended
             June 30, 2008     % per annum  Average Daily Net Assets
          -------------------- ----------- --------------------------

               $1,804,310          0.10%   First $500 Million

                                  0.075%   $500 Million to $1 Billion

                                   0.05%   Over $1 Billion

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Metropolitan Life Insurance Company (MLIC) service as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

An expense limitation agreement ("Expense Limitation Agreement") by and between the Manager and the Trust to limit the expenses of the Portfolio of the Trust was in effect for the Portfolio until April 30, 2008. Effective May 1, 2008, there is no longer an expense cap for the Portfolio. Pursuant to that Expense Limitation Agreement, the Manager agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                            Maximum Expense Ratio under current Expense Limitation Agreement
                            --------------------------------------------------------------
                            Class A               Class B               Class E
                            -------               -------               -------

                             0.10%                 0.35%                 0.25%*

* Class not offered during the period.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
              Beginning                                          in Shares     Ending
               Shares       Sales    Reinvestments Redemptions  Outstanding    Shares
             ----------- ----------- ------------- -----------  ------------ -----------

 Class A

 06/30/2008       92,198       7,277       5,288        (3,678)       8,887      101,085
 12/31/2007       59,983      34,679       3,669        (6,133)      32,215       92,198

 Class B

 06/30/2008  556,280,267  51,337,424  29,632,789   (33,373,031)  47,597,182  603,877,449
 12/31/2007  425,219,932 161,401,676  23,268,711   (53,610,052) 131,060,335  556,280,267

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

               $--       $1,293,517,159       $--        $646,853,229

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

              Federal        Gross         Gross
             Income Tax    Unrealized    Unrealized   Net Unrealized
                Cost      Appreciation (Depreciation)  Depreciation
           -------------- ------------ -------------- --------------

           $7,058,303,209 $43,587,743  $(743,107,235) $(699,519,492)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

       Ordinary Income      Long-Term Capital Gain           Total
    ---------------------- ------------------------ ------------------------
       2007        2006        2007        2006         2007        2006
    ----------- ---------- ------------ ----------- ------------ -----------

    $99,521,921 $2,338,613 $182,306,633 $23,634,001 $281,828,554 $25,972,614

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

    Undistributed Undistributed     Net
      Ordinary      Long-Term    Unrealized
       Income         Gain      Appreciation Loss Carryforwards    Total
    ------------- ------------- ------------ ------------------ ------------

    $105,706,764  $224,460,227  $318,650,058        $--         $648,817,049

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year as follows:

                                                    Number of      Shares     Shares      Number of
                                                  shares held at purchased     sold     shares held at
                                                   December 31,  during the during the     June 30,
Security Description                                   2007        period     period         2008
- --------------------                              -------------- ---------- ----------  --------------

BlackRock High Yield Portfolio (Class A)*           16,106,027   2,159,727    (664,769)   17,600,985

Clarion Global Real Estate Portfolio (Class A)       9,172,733   1,636,729    (715,526)   10,093,936

Davis Venture Value Portfolio (Class A)             14,913,804     952,646  (2,252,568)   13,613,882

Goldman Sachs Mid Cap Value Portfolio (Class A)     10,090,523   1,384,353    (590,347)   10,884,529

Harris Oakmark Focused Value Portfolio (Class A)     1,198,172     291,417    (390,189)    1,099,400

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                                Number of      Shares     Shares      Number of
                                                              shares held at purchased     sold     shares held at
                                                               December 31,  during the during the     June 30,
Security Description                                               2007        period     period         2008
- --------------------                                          -------------- ---------- ----------  --------------

Harris Oakmark International Portfolio (Class A)                15,500,566    4,510,977 (5,072,687)   14,938,856

Jennison Growth Portfolio (Class A)                             10,179,482    2,015,649   (589,015)   11,606,116

Julius Baer International Stock Portfolio (Class A)                     --   15,544,230    (81,721)   15,462,509

Lazard Mid Cap Portfolio (Class A)                              16,054,955    2,973,221   (330,513)   18,697,663

Legg Mason Partners Aggressive Growth Portfolio (Class A)*      36,460,044    2,529,695 (1,345,208)   37,644,531

Legg Mason Value Equity Portfolio (Class A)                     37,908,786    5,289,685 (4,220,452)   38,978,019

Loomis Sayles Global Markets Portfolio (Class A)*               21,019,835    4,249,637 (1,358,398)   23,911,074

Lord Abbett Bond Debenture Portfolio (Class A)                  26,519,353    2,825,780 (1,185,041)   28,160,092

Lord Abbett Growth and Income Portfolio (Class A)               16,467,827    2,882,898 (2,741,791)   16,608,934

Met/AIM Small Cap Growth Portfolio (Class A)                     9,002,250    1,782,582   (185,697)   10,599,135

MFS(R) Emerging Markets Equity Portfolio (Class A)               9,561,137    6,940,192   (217,887)   16,283,442

MFS(R) Research International Portfolio (Class A)               14,189,095    3,084,609 (1,127,038)   16,146,666

PIMCO Inflation Protected Bond Portfolio (Class A)              24,645,067    8,478,316 (2,119,500)   31,003,883

PIMCO Total Return Portfolio (Class A)                          60,750,621   13,053,296 (4,838,818)   68,965,099

Rainier Large Cap Equity Portfolio (Class A)*                   20,904,619    1,603,599 (1,297,242)   21,210,976

T. Rowe Price Mid Cap Growth Portfolio (Class A)                13,942,141    2,802,365   (745,979)   15,998,527

Third Avenue Small Cap Value Portfolio (Class A)                20,864,228    2,543,771 (5,582,065)   17,825,934

Turner Mid Cap Growth Portfolio (Class A)*                       9,322,654    1,349,136   (456,549)   10,215,241

Van Kampen Comstock Portfolio (Class A)*                        47,105,067    7,229,218   (946,579)   53,387,706

Western Asset Management U.S. Government Portfolio (Class A)    26,902,735    2,962,474 (1,710,793)   28,154,416

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of June 30, 2008. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                             Net Realized         Capital
                                                              Gain (Loss)    Gain Distributions   Income earned
                                                            on Investments    from Affiliates    from Affiliates
Security Description                                       during the period during the period  during the period Ending Value
- --------------------                                       ----------------- ------------------ ----------------- ------------

BlackRock High Yield Portfolio (Class A)                     $   (384,237)      $        --       $  9,387,385    $134,471,529

Clarion Global Real Estate Portfolio (Class A)                  1,110,298        11,442,928          2,361,963     114,263,354

Davis Venture Value Portfolio (Class A)                        16,277,764         2,631,194          6,320,916     430,879,357

Goldman Sachs Mid Cap Value Portfolio (Class A)              $    594,310       $ 9,800,341       $  1,296,741    $131,158,580

Harris Oakmark Focused Value Portfolio (Class A)              (21,133,200)       26,858,799            871,635     183,566,771

Harris Oakmark International Portfolio (Class A)               (4,558,898)       38,512,473          4,498,291     175,680,946

Jennison Growth Portfolio (Class A)                               767,334        10,334,345          2,996,853     130,452,746

Julius Baer International Stock Portfolio (Class A)               (30,134)               --                 --     190,188,863

Lazard Mid Cap Portfolio (Class A)                             (1,046,491)       13,340,985          2,189,816     190,155,237

Legg Mason Partners Aggressive Growth Portfolio (Class A)        (337,055)       18,734,481        (16,827,500)    258,994,376

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                                Net Realized         Capital
                                                                 Gain (Loss)    Gain Distributions   Income earned
                                                               on Investments    from Affiliates    from Affiliates
Security Description                                          during the period during the period  during the period Ending Value
- --------------------                                          ----------------- ------------------ ----------------- ------------

Legg Mason Value Equity Portfolio (Class A)                      (6,937,415)        13,691,711         1,004,468     283,759,976

Loomis Sayles Global Markets Portfolio (Class A)                  2,020,736         15,352,182        11,900,539     262,782,708

Lord Abbett Bond Debenture Portfolio (Class A)                     (198,377)         4,765,887        13,740,802     333,415,487

Lord Abbett Growth and Income Portfolio (Class A)                (5,733,304)        42,089,759         7,435,675     364,898,276

Met/AIM Small Cap Growth Portfolio (Class A)                         72,611         10,753,251                --     128,991,469

MFS(R) Emerging Markets Equity Portfolio (Class A)                  562,263         12,589,657         1,875,718     191,493,281

MFS(R) Research International Portfolio (Class A)                 1,449,237         19,321,825         3,812,523     188,270,126

PIMCO Inflation Protected Bond Portfolio (Class A)                1,265,264            525,525         9,953,233     342,592,908

PIMCO Total Return Portfolio (Class A)                            5,738,918         17,025,514        27,984,540     792,408,983

Rainier Large Cap Equity Portfolio (Class A)                       (156,604)         2,126,350                --     191,959,334

T. Rowe Price Mid Cap Growth Portfolio (Class A)                    914,833         14,334,003            81,554     131,187,921

Third Avenue Small Cap Value Portfolio (Class A)                  4,840,272         21,178,960         3,222,806     261,684,714

Turner Mid Cap Growth Portfolio (Class A)                           998,919         10,809,867               376     131,572,298

Van Kampen Comstock Portfolio (Class A)                             182,509         17,629,952         9,304,254     478,353,843

Western Asset Management U.S. Government Portfolio (Class A)      1,004,080                 --        13,776,429     335,600,634

10. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------


PERFORMANCE

For the six months ended June 30, 2008, the MetLife Growth Strategy Portfolio returned (10.81)% and (10.88)% for Class A and B Shares, respectively. This compares to a (7.88)% return for the Dow Jones Moderately Aggressive Portfolio Index/1/ and a (9.18)% return for the blended benchmark. The blended benchmark for this Portfolio is currently comprised of the following mix: 64% Wilshire 5000 Index/2/, 10% Lehman Brothers Universal Index/3/, 21% MSCI EAFE Index/4/, and 5% CitiGroup 90-Day T-Bill Index/5/. The blended benchmark for this Portfolio is currently comprised of the following mix: 71% Wilshire 5000 Index, 24% MSCI EAFE Index, and 5% CitiGroup 90-Day T-Bill Index. The three components of the Portfolio's blended index had six month returns as follows: Wilshire 5000 Index, (10.92)%; MSCI EAFE Index, (10.58)%; and Citigroup 3 Month T-Bill Index, 1.11%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index/6/, eked out a +1.1% for the first six months of 2008. The Lehman High Yield Index/7/, even with its higher coupon return, fell 1.30% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on the subprime mortgage crisis and high energy costs. During the first two months of the second quarter U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year's early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor's 500 Index/8/. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The Energy sector was by far the best performing sector with a 8.8% return for the period. The Financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

- --------
/1/ The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the Non-ERISA portion of the CMBS Index, and the CMSB High Yield Index. The Index does not include fees or expenses and is not available for direct investment.


/4/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/5/ The Citigroup Three Month Treasury Bill Index is a total return index that comes from the average yield of Three Month Treasury Bills acquired by Citigroup. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/7/ The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. The Index does not include fees or expenses and is not available for direct investment.

/8/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The Portfolio is a "fund of funds" consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 85% in equities and 15% in fixed income. The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers. For this Portfolio, this resulted in a change in the goal for foreign stocks from 19% to 24%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio's relative performance was aided during the first half of 2008 by a higher to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of Portfolio's underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios. However, most of the difference between return of the blended index and that of the Portfolio was due to the security and sector selection of the underlying portfolios. Overall, this factor had a negative impact on overall performance.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were LEGG MASON VALUE EQUITY, VAN KAMPEN COMSTOCK, LORD ABBETT GROWTH AND INCOME, AND HARRIS OAKMARK INTERNATIONAL. LEGG MASON VALUE EQUITY was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in Financials (BEAR STEARNS and FREDDIE MAC) and Health Care (UNITEDHEALTH GROUP). It also held an overweight to the market's worst performing sector (Financials) and it had virtually no exposure the best performing sector (Energy). VAN KAMPEN COMSTOCK, LORD ABBETT GROWTH AND INCOME, HARRIS OAKMARK INTERNATIONAL were all negatively impacted by an overweight to Financials and an underweight to Energy.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance during the first six months of 2008 were THIRD AVENUE SMALL CAP VALUE, LEGG MASON PARTNERS AGGRESSIVE GROWTH, , RAINIER LARGE CAP EQUITY, AND MFS EMERGING MARKET EQUITY. THIRD AVENUE SMALL CAP VALUE was helped by good overall stock selection as well as good sector weightings: an overweight in Energy and an underweight in Financials. LEGG MASON PARTNERS AGGRESSIVE GROWTH was helped by an overweight in the Energy sector and an underweight in the Financial Sector. RAINIER LARGE CAP EQUITY was helped by good stock selection, especially in the Energy and Financial sectors. MFS EMERGING MARKET EQUITY was helped by a significant weighting and good stock selection in the Energy and Materials sectors.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                      11.46%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       9.83%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             9.71%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              8.37%
     ---------------------------------------------------------------------
     Legg Mason Partners Aggressive Growth Portfolio (Class A)     6.21%
     ---------------------------------------------------------------------
     Rainier Large Cap Equity Portfolio ( Class A)                 5.11%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   4.53%
     ---------------------------------------------------------------------
     PIMCO Total Return Portfolio (Class A)                        4.21%
     ---------------------------------------------------------------------
     Loomis Sayles Global Markets Portfolio (Class A)              4.20%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)            4.09%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             4.01%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              3.73%
     ---------------------------------------------------------------------
     Julius Baer International Stock Portfolio (Class A)           3.04%
     ---------------------------------------------------------------------
     Clarion Global Real Estate Portfolio (Class A)                2.74%
     ---------------------------------------------------------------------
     PIMCO Inflation Protected Bond Portfolio (Class A)            2.19%
     ---------------------------------------------------------------------
     Lord Abbett Bond Debenture Portfolio (Class A)                2.13%
     ---------------------------------------------------------------------
     Turner Mid Cap Growth Portfolio (Class A)                     2.10%
     ---------------------------------------------------------------------
     T. Rowe Price Mid Cap Growth Portfolio (Class A)              2.10%
     ---------------------------------------------------------------------
     Goldman Sachs Mid Cap Value Portfolio (Class A)               2.10%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           2.08%
     ---------------------------------------------------------------------
     Met/AIM Small Cap Growth Portfolio (Class A)                  2.07%
     ---------------------------------------------------------------------
     Lazard Mid Cap Portfolio (Class A)                            2.00%
     ---------------------------------------------------------------------
     Harris Oakmark Focused Value Portfolio (Class A)              1.99%
     ---------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


 METLIFE GROWTH STRATEGY PORTFOLIO MANAGED BY MET INVESTORS ADVISORY, LLC VS. DOW JONES MODERATE AGGRESSIVE PORTFOLIO INDEX/1/ AND GROWTH BLENDED BENCHMARK/2/
                            Growth Based on $10,000+

                      [CHART]

                                   Dow Jones Moderate
               MetLife Growth      Aggressive Portfolio       Growth Blended
              Strategy Portfolio        Index/1/               Benchmark/2/
              ------------------   -------------------       ----------------
11/03/2004     $10,000                 $10,000                  $10,000
12/31/2004      10,630                  10,861                   10,643
12/31/2005      11,600                  11,953                   11,404
12/31/2006      13,176                  13,761                   13,222
12/31/2007      13,796                  14,907                   14,109
06/30/2008      12,295                  13,733                   12,825



    -------------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/08)
    -------------------------------------------------------------------
                                                                           Since
                                   6 Months 1 Year  3 Year Inception/4/
    -------------------------------------------------------------------
    MetLife Growth Strategy
    Portfolio--Class A             -10.81%  -12.44% 5.09%     6.19%
- --  Class B                        -10.88%  -12.65% 4.77%     5.82%
    -------------------------------------------------------------------
    Dow Jones Moderate
- --  Aggressive Portfolio Index/1/   -7.88%   -7.62% 7.88%     8.69%
    -------------------------------------------------------------------
    Growth Blended
- - - Benchmark/2/                    -9.18%   -9.56% 6.31%     6.56%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Moderate Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash The DJ80%GPI is the efficient allocation of stocks, bonds, and cash in a portfolio whose semideviation is 80% of the annualized 36 month historic semideviation of the Dow Jones 100% Global Portfolio Index (DJ100%GPI). Stocks are represented by the DJ100%GPI. Bonds are represented by an equal weighting of the following four bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index, Lehman Mortgage-backed Bonds Index, and Lehman Majors (ex U.S.) Bonds Index. Cash is represented by the 91-Day T-Bill Auction Average. The efficient portfolio is updated monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Growth Blended Benchmark is comprised of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index (the MSCI EAFE(R) Index) and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the Index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the Index that includes floating-rate debt is the Emerging

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE GROWTH STRATEGY PORTFOLIO                  FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Effective July 1, 2007, Morgan Stanley Capital International, Inc. (MSCI) discontinued the MSCI Global Capital Markets Index and the Portfolio will use the Dow Jones Moderately Aggressive Portfolio Index in future reports to policyholders as the Portfolio's primary benchmark.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
METLIFE GROWTH STRATEGY PORTFOLIO            ------------- ------------- --------------

  Class A(a)(b)
  Actual                                       $1,000.00     $  891.90       $0.28
  Hypothetical (5% return before expenses)      1,000.00      1,024.57        0.30
- -------------------------------------------  ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $  891.20       $1.46
  Hypothetical (5% return before expenses)      1,000.00      1,023.32        1.56
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% and 1.00% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)

 --------------------------------------------------------------------------------
                                                                           VALUE
 SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
 --------------------------------------------------------------------------------

 INVESTMENT COMPANY SECURITIES - 100.0%
 Clarion Global Real Estate Portfolio (Class A)(b). 18,169,817 $   205,682,331
 Davis Venture Value Portfolio (Class A)(a)........ 23,302,680     737,529,828
 Goldman Sachs Mid Cap Value Portfolio (Class A)(b) 13,054,291     157,304,211
 Harris Oakmark Focused Value Portfolio (Class
   A)(a)...........................................    892,043     148,944,437
 Harris Oakmark International Portfolio (Class
   A)(b)........................................... 23,835,449     280,304,875
 Jennison Growth Portfolio (Class A)(a)............ 13,917,122     156,428,445
 Julius Baer International Stock Portfolio (Class
   A)(b)........................................... 18,540,784     228,051,641
 Lazard Mid Cap Portfolio (Class A)(b)............. 14,785,870     150,372,297
 Legg Mason Partners Aggressive Growth Portfolio
   (Class A)(b).................................... 67,712,575     465,862,516
 Legg Mason Value Equity Portfolio (Class A)(b).... 46,706,642     340,024,353
 Loomis Sayles Global Markets Portfolio (Class
   A)(b)........................................... 28,675,376     315,142,386
 Lord Abbett Bond Debenture Portfolio (Class A)(b). 13,507,445     159,928,150
 Lord Abbett Growth and Income Portfolio (Class
   A)(b)........................................... 33,160,932     728,545,676
 Met/AIM Small Cap Growth Portfolio (Class A)(b)... 12,745,522     155,113,000
 MFS(R) Emerging Markets Equity Portfolio (Class
   A)(b)........................................... 26,069,587     306,578,340

 -----------------------------------------------------------------------------
                                                                           VALUE
 SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
 -----------------------------------------------------------------------------
 MFS(R) Research International Portfolio (Class
   A)(b)........................................... 25,813,356 $ 300,983,730
 PIMCO Inflation Protected Bond Portfolio (Class
   A)(b)........................................... 14,882,857    164,455,565
 PIMCO Total Return Portfolio (Class A)(b)......... 27,530,137    316,321,279
 Rainier Large Cap Equity Portfolio (Class A)(b)... 42,386,688    383,599,527
 T. Rowe Price Mid Cap Growth Portfolio (Class
   A)(b)........................................... 19,187,379    157,336,507
 Third Avenue Small Cap Value Portfolio (Class
   A)(b)........................................... 42,765,709    627,800,611
 Turner Mid Cap Growth Portfolio (Class A)(b)...... 12,251,015    157,793,078
 Van Kampen Comstock Portfolio (Class A)(b)........ 95,991,247    860,081,574
                                                               --------------
 Total Investment Company Securities
 (Cost $8,558,949,613)                                          7,504,184,357
                                                               --------------

 TOTAL INVESTMENTS - 100.0% (Cost $8,558,949,613)               7,504,184,357
                                                               --------------

 Other Assets and Liabilities (net) - 0.0%                         (2,006,434)
                                                               --------------

 TOTAL NET ASSETS - 100.0%                                     $7,502,177,923
                                                               ==============

PORTFOLIO FOOTNOTES

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
 VALUATION INPUTS                                   SECURITIES    INSTRUMENTS*
 -----------------------------------------------------------------------------
 LEVEL 1--QUOTED PRICES                        $ 7,504,184,357              $0
 -----------------------------------------------------------------------------
 LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS                0               0
 -----------------------------------------------------------------------------
 LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                    0               0
 -----------------------------------------------------------------------------
 TOTAL                                          $7,504,184,357              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

METLIFE GROWTH STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $ 7,504,184,357
   Receivable for investments sold                                              11,867,480
   Receivable for Trust shares sold                                              1,214,065
                                                                           ---------------
       Total assets                                                          7,517,265,902
                                                                           ---------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                    13,081,544
       Distribution and services fees--Class B                                   1,613,624
       Management fee (Note 3)                                                     353,628
       Administration fee                                                            1,965
       Custodian and accounting fees                                                22,880
   Accrued expenses                                                                 14,338
                                                                           ---------------
       Total liabilities                                                        15,087,979
                                                                           ---------------
NET ASSETS                                                                 $ 7,502,177,923
                                                                           ===============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $ 8,085,941,371
   Accumulated net realized gain                                               371,567,416
   Unrealized depreciation on investments                                   (1,054,765,256)
   Undistributed net investment income                                          99,434,392
                                                                           ---------------
       Total                                                               $ 7,502,177,923
                                                                           ===============
NET ASSETS
   Class A                                                                 $     4,164,832
                                                                           ===============
   Class B                                                                   7,498,013,091
                                                                           ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                         382,885
                                                                           ===============
   Class B                                                                     690,665,373
                                                                           ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                 $         10.88
                                                                           ===============
   Class B                                                                           10.86
                                                                           ===============

- -------------------------------------------------------------------------------------------
* Investments at cost                                                      $ 8,558,949,613

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008

METLIFE GROWTH STRATEGY PORTFOLIO
INVESTMENT INCOME:
   Dividends from Underlying Portfolios                                   $   111,317,997
                                                                          ---------------
       Total investment income                                                111,317,997
                                                                          ---------------
EXPENSES
   Management fee (Note 3)                                                      2,126,599
   Administration fees                                                             11,967
   Custodian and accounting fees                                                    5,923
   Distribution and services fees--Class B                                      9,695,917
   Audit                                                                           10,640
   Legal                                                                           11,201
   Trustee fees and expenses                                                        7,957
   Insurance                                                                        8,448
   Other                                                                            4,506
                                                                          ---------------
       Total expenses                                                          11,883,158
                                                                          ---------------
       Net investment income                                                   99,434,839
                                                                          ---------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                            (72,044,510)
       Capital gain distributions from Underlying Portfolios                  450,104,400
                                                                          ---------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                             378,059,890
                                                                          ---------------
   Net change in unrealized depreciation on:
       Investments                                                         (1,387,583,053)
                                                                          ---------------
   Net change in unrealized depreciation on investments                    (1,387,583,053)
                                                                          ---------------
   Net realized and change in unrealized loss on investments and
       capital gain distributions from Underlying Portfolios               (1,009,523,163)
                                                                          ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $  (910,088,324)
                                                                          ===============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

METLIFE GROWTH STRATEGY PORTFOLIO
                                                                                                  Period
Ended      Year Ended
                                                                                                  June 30,
2008    December 31,

(Unaudited) 2007
                                                                                                 ---------------
--------------
>
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
    Net investment income                                                                        $    99,434,839
$   35,048,305
    Net realized gain on investments and capital gain distributions from Underlying Portfolios
378,059,890     378,542,222
    Net change in unrealized depreciation on investments
(1,387,583,053) (160,081,531)
                                                                                                 ---------------
--------------
    Net increase (decrease) in net assets resulting from operations
(910,088,324)    253,508,996
                                                                                                 ---------------
--------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income
     Class A
(46,341)        (41,652)
     Class B
(78,062,834) (77,200,437) From net realized gains
     Class A
(163,838)       (103,576)
     Class B
(337,399,201) (218,474,004)
                                                                                                 ---------------
--------------
    Net decrease in net assets resulting from distributions
(415,672,214) (295,819,669)
                                                                                                 ---------------
--------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Proceeds from shares sold
     Class A
1,036,918       1,477,669
     Class B
680,943,632   3,070,331,918
    Net asset value of shares issued through dividend reinvestment
     Class A
210,179         145,228
     Class B
415,462,035     295,674,441
    Cost of shares repurchased
     Class A
(203,546)       (416,115)
     Class B
(463,777,116) (643,510,316)
                                                                                                 ---------------
--------------
    Net increase in net assets from capital share transactions
633,672,102   2,723,702,825
                                                                                                 ---------------
--------------
TOTAL INCREASE (DECREASE) IN NET ASSETS
(692,088,436) 2,681,392,152 Net assets at beginning of period
8,194,266,359   5,512,874,207
                                                                                                 ---------------
--------------
    Net assets at end of period                                                                  $ 7,502,177,923
$8,194,266,359
                                                                                                 ===============
==============
    Net assets at end of period includes undistributed net investment income                     $    99,434,392
$   78,108,728
                                                                                                 ===============
==============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                      CLASS A
METLIFE GROWTH STRATEGY PORTFOLIO                                 ----------------------------------------------
                                                                  FOR THE PERIOD
                                                                      ENDED      FOR THE YEARS ENDED DECEMBER 31,
                                                                  JUNE 30, 2008  --------------------------------
                                                                   (UNAUDITED)     2007        2006      2005(B)
                                                                  -------------- --------  --------     --------

NET ASSET VALUE, BEGINNING OF PERIOD.............................    $  12.89    $  12.89  $  11.39     $  10.19
                                                                     --------    --------  --------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a).........................................        0.17        0.10      0.26         0.90
Net Realized/Unrealized Gain (Loss) on Investments...............       (1.51)       0.55      1.33         0.44
                                                                     --------    --------  --------     --------
Total from Investment Operations.................................       (1.34)       0.65      1.59         1.34
                                                                     --------    --------  --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................       (0.15)      (0.19)    (0.02)       (0.12)
Distributions from Net Realized Capital Gains....................       (0.52)      (0.46)    (0.07)       (0.02)
                                                                     --------    --------  --------     --------
Total Distributions..............................................       (0.67)      (0.65)    (0.09)       (0.14)
                                                                     --------    --------  --------     --------
NET ASSET VALUE, END OF PERIOD...................................    $  10.88    $  12.89  $  12.89     $  11.39
                                                                     ========    ========  ========     ========
TOTAL RETURN.....................................................      (10.81)%      5.03%    14.04%       13.20%
Ratio of Expenses to Average Net Assets After Reimbursement(f)...        0.06 %*     0.06%     0.08%        0.04%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates(g).....................................................        0.06 %*     0.06%     0.08%(e)     0.04%*
Ratio of Net Investment Income to Average Net Assets(h)..........        2.84 %*     0.77%     2.19%       11.87%*
Portfolio Turnover Rate..........................................        12.5 %      15.3%     19.8%        15.1%
Net Assets, End of Period (in millions)..........................    $    4.2    $    3.8  $    2.6     $    1.2

                                                                                             CLASS B

---------------------------------------------------------
                                                                  FOR THE PERIOD
                                                                      ENDED             FOR THE YEARS ENDED
DECEMBER 31,
                                                                   JUNE 30, 2008
------------------------------------------
                                                                   (UNAUDITED)
2007 2006
2005       2004(C)
                                                                  -------------- --------  --------
--------   --------
NET ASSET VALUE, BEGINNING OF PERIOD.............................    $  12.85    $  12.87  $  11.40     $
10.56   $  10.00
                                                                     --------    --------  --------
--------   --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a).........................................        0.15        0.07      0.22
0.22       0.19
Net Realized/Unrealized Gain (Loss) on Investments...............       (1.50)       0.53      1.32
0.74       0.44
                                                                     --------    --------  --------     --------
Total from Investment Operations.................................       (1.35)       0.60      1.54
0.96       0.63
                                                                     --------    --------  --------     --------
LESS DISTRIBUTIONS
Dividends from Net Investment Income.............................       (0.12)      (0.16)    (0.00) +
(0.10)     (0.07)
Distributions from Net Realized Capital Gains....................       (0.52)      (0.46)    (0.07)
(0.02)        --
                                                                     --------    --------  --------
--------   --------
Total Distributions..............................................       (0.64)      (0.62)    (0.07)
(0.12)     (0.07)
                                                                     --------    --------  --------
--------   --------
NET ASSET VALUE, END OF PERIOD...................................    $  10.86    $  12.85  $  12.87     $
11.40   $  10.56
                                                                     ========    ========  ========
========   ========
TOTAL RETURN.....................................................      (10.88)%      4.70%    13.59%
9.12%      6.30%
Ratio of Expenses to Average Net Assets After Reimbursement(f)...        0.31 %*     0.31%     0.33%
0.31%      0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and
  Rebates(g).....................................................        0.31 %*     0.31%     0.33%(e)
0.31%      0.39%*
Ratio of Net Investment Income to Average Net Assets(h)..........        2.56 %*     0.50%     1.81%
2.03%     11.59%*
Portfolio Turnover Rate..........................................        12.5 %      15.3%     19.8%
15.1%       0.0%(d)
Net Assets, End of Period (in millions)..........................    $7,498.0    $8,190.5  $5,510.3
$3,206.2   $1,379.4

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) Excludes the effect of deferred expense reimbursement--See Note 3 of financial statements.
(f) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(g) See Note 3 of the Notes to Financial Statements.
(h) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is MetLife Growth Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class A and B Shares are offered by the Portfolio. Class C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

            Management Fees
           earned by Manager
          for the period ended
             June 30, 2008     % per annum  Average Daily Net Assets
             -------------     ----------- --------------------------

               $2,126,599          0.10%   First $500 Million

                                  0.075%   $500 Million to $1 Billion

                                   0.05%   Over $1 Billion

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Metropolitan Life Insurance Company (MLIC) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

An expense limitation agreement ("Expense Limitation Agreement") by and between the Manager and the Trust to limit the expenses of the Portfolio of the Trust was in effect for the Portfolio until April 30, 2008. Effective May 1, 2008, there is no longer an expense cap for the Portfolio. Pursuant to that Expense Limitation Agreement, the Manager agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                            Maximum Expense Ratio under current Expense Limitation Agreement
                            --------------------------------------------------------------
                            Class A               Class B               Class E
                            -------               -------               -------

                             0.10%                 0.35%                 0.25%*

* Class not offered during the period.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:


                                                                    Net Increase
              Beginning                                          in Shares     Ending
               Shares       Sales    Reinvestments Redemptions  Outstanding    Shares
             ----------- ----------- ------------- -----------  ------------ -----------

 Class A

 06/30/2007      293,957      88,406      17,980       (17,458)      88,928      382,885
 12/31/2007      202,259     112,839      11,249       (32,390)      91,698      293,957

 Class B

 06/30/2007  637,247,569  57,346,855  35,600,860   (39,529,911)  53,417,804  690,665,373
 12/31/2007  428,269,320 235,555,980  22,938,281   (49,516,012) 208,978,249  637,247,569

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

               $--       $1,743,578,516       $--        $976,201,706

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

5. INVESTMENT TRANSACTIONS - CONTINUED


At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

         Federal        Gross          Gross
        Income Tax    Unrealized     Unrealized           Net Unrealized
           Cost      Appreciation  (Depreciation)          Depreciation
      -------------- ------------ --------------         ---------------

      $8,558,949,613 $34,329,866        $(1,089,095,122) $(1,054,765,256)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

       Ordinary Income      Long-Term Capital Gain           Total
    ---------------------- ------------------------ ------------------------
       2007        2006        2007        2006         2007        2006
    ----------- ---------- ------------ ----------- ------------ -----------

    $77,728,831 $3,096,337 $218,090,838 $21,380,020 $295,819,669 $24,476,357

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

    Undistributed Undistributed     Net
      Ordinary      Long-Term    Unrealized
       Income         Gain      Appreciation Loss Carryforwards    Total
    ------------- ------------- ------------ ------------------ ------------

     $88,043,176  $327,628,088  $326,325,826        $--         $741,997,090

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                    Number of shares
Number of shares
                                                  held at December 31, Shares purchased  Shares sold during held at June 30,
Security Description                                      2007         during the period     the period
2008
- --------------------                              -------------------- ----------------- ------------------
----------------

Clarion Global Real Estate Portfolio (Class A)         11,133,661          7,446,412           (410,256)
18,169,817

Davis Venture Value Portfolio (Class A)                24,882,992          1,775,890         (3,356,202)
23,302,680

Goldman Sachs Mid-Cap Value Portfolio (Class A)*       12,244,666          1,748,575           (938,950)
13,054,291

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                      Number of shares
Number of shares
                                                    held at December 31, Shares purchased  Shares sold during
held at June 30,
Security Description                                        2007         during the period     the
period           2008
- --------------------                                -------------------- ----------------- ------------------
----------------

Harris Oakmark Focused Value Portfolio (Class A)          1,817,621            431,128
(1,356,706)          892,043

Harris Oakmark International Portfolio (Class A)         23,510,617          6,776,179         (6,451,347)
23,835,449

Jennison Growth Portfolio (Class A)                      12,349,909          2,380,725           (813,512)
13,917,122

Julius Baer International Portfolio (Class A)                    --         18,717,913           (177,129)
18,540,784

Lazard Mid Cap Portfolio (Class A)                               --         14,927,253           (141,383)
14,785,870

Legg Mason Partners Aggressive Growth Portfolio
  (Class A)*                                             66,353,870          5,101,214         (3,742,509)
67,712,575

Legg Mason Value Equity Portfolio (Class A)*             46,002,485          6,285,109         (5,580,952)
46,706,642

Loomis Sayles Global Markets Portfolio (Class A)*        25,503,277          5,022,408         (1,850,309)
28,675,376

Lord Abbett Bond Debenture Portfolio (Class A)           12,873,007          1,440,132           (805,694)
13,507,445

Lord Abbett Growth and Income Portfolio (Class A)        31,401,184          5,623,987         (3,864,239)
33,160,932

Met/AIM Small Cap Growth Portfolio (Class A)             16,386,763          2,889,510         (6,530,751)
12,745,522

MFS Emerging Markets Equity Portfolio (Class A)*         17,401,746          9,258,815           (590,974)
26,069,587

MFS Research International Portfolio (Class A)           22,954,491          4,872,460         (2,013,595)
25,813,356

PIMCO Inflation Protected Bond Portfolio (Class A)       14,952,194          1,481,686         (1,551,023)
14,882,857

PIMCO Total Return Portfolio (Class A)                   20,104,194          9,468,874         (2,042,931)
27,530,137

Rainier Large Cap Equity Portfolio (Class A)*            42,271,737          3,063,272         (2,948,321)
42,386,688

T. Rowe Price Mid-Cap Growth Portfolio (Class A)         16,917,451          3,317,695         (1,047,767)
19,187,379

Third Avenue Small Cap Value Portfolio (Class A)*        40,517,226          5,307,232         (3,058,749)
42,765,709

Turner Mid-Cap Growth Portfolio (Class A)*               11,310,385          1,613,774           (673,143)
12,251,016

Van Kampen Comstock Portfolio (Class A)*                 85,738,459         12,916,640         (2,663,852)
95,991,247

* The Portfolio had ownership of at least 25% of the outstanding voting securities as of June 30, 2008. Once filed, the most recent Annual Report will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http:// www.sec.gov.

                                                                                      Capital
                                                             Net Realized Gain   Gain Distributions   Income
earned
                                                           (Loss) on Investments  from Affiliates    from
Affiliates
Security Description                                         during the period   during the period  during the
period
- --------------------                                       --------------------- ------------------
-----------------

Clarion Global Real Estate Portfolio (Class A)                 $    402,734         $13,862,261        $ 2,861,344

Davis Venture Value Portfolio (Class A)                          23,315,338           4,383,608         10,530,735

Goldman Sachs Mid-Cap Value Portfolio (Class A)                     877,558          11,872,045          1,570,861

Harris Oakmark Focused Value Portfolio (Class A)                (84,188,347)         40,674,366          1,319,985

Harris Oakmark International Portfolio (Class A)                 (8,390,154)         58,333,896          6,813,451

Jennison Growth Portfolio (Class A)                                (383,254)        $12,517,362          3,629,906

Julius Baer International Portfolio (Class A)                       (51,710)                 --                 --

Lazard Mid Cap Portfolio (Class A)                                   32,052                  --                 --

Legg Mason Partners Aggressive Growth Portfolio (Class A)        (1,395,842)          3,405,224             60,950

Legg Mason Value Equity Portfolio (Class A)                      (9,016,530)         16,611,206          1,218,651



Security Description                                       Ending Value
- --------------------                                       ------------

Clarion Global Real Estate Portfolio (Class A)             $205,682,331

Davis Venture Value Portfolio (Class A)                     737,529,828

Goldman Sachs Mid-Cap Value Portfolio (Class A)             157,304,211

Harris Oakmark Focused Value Portfolio (Class A)            148,944,437

Harris Oakmark International Portfolio (Class A)            280,304,875

Jennison Growth Portfolio (Class A)                        $156,428,445

Julius Baer International Portfolio (Class A)               208,051,641

Lazard Mid Cap Portfolio (Class A)                          150,372,297

Legg Mason Partners Aggressive Growth Portfolio (Class A)   465,862,516

Legg Mason Value Equity Portfolio (Class A)                 340,024,353

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

9. OTHER MATTERS - CONTINUED

                                                                               Capital
                                                      Net Realized Gain   Gain Distributions   Income earned
                                                    (Loss) on Investments  from Affiliates    from Affiliates
Security Description                                  during the period   during the period  during the period
Ending Value
- --------------------                                --------------------- ------------------ -----------------
------------

Loomis Sayles Global Markets Portfolio (Class A)         $ 2,786,763         $18,593,170        $14,412,853
$315,142,386

Lord Abbett Bond Debenture Portfolio (Class A)              (429,113)          2,308,332          6,655,284
159,928,150

Lord Abbett Growth and Income Portfolio (Class A)         (6,593,901)         80,085,748         14,215,680
728,545,676

Met/AIM Small Cap Growth Portfolio (Class A)              (2,167,662)         19,552,871                 --
115,113,000

MFS Emerging Markets Equity Portfolio (Class A)            1,456,630          22,862,858          3,412,553
306,578,340

MFS Research International Portfolio (Class A)             2,181,312          31,198,294          6,155,952
300,983,730

PIMCO Inflation Protected Bond Portfolio (Class A)         2,105,972             318,107          6,024,815
164,455,565

PIMCO Total Return Portfolio (Class A)                     1,897,739           5,622,545          9,241,680
316,321,279

Rainier Large Cap Equity Portfolio (Class A)                (479,635)          4,292,038                 --
383,599,527

T. Rowe Price Mid-Cap Growth Portfolio (Class A)           1,333,215          17,365,936             98,804
157,336,507

Third Avenue Small Cap Value Portfolio (Class A)           2,717,793          41,042,486          6,245,441
627,800,611

Turner Mid-Cap Growth Portfolio (Class A)                  1,479,746          13,094,971                456
157,793,078

Van Kampen Comstock Portfolio (Class A)                      528,890          32,044,238         16,911,434
860,081,574

10. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS

- ------------------------------------------------------------------------------

PERFORMANCE

For the six months ended June 30, 2008, the MetLife Aggressive Strategy Portfolio returned (12.16)% and (12.31)% for Class A and B Shares, respectively. This compares to a (10.21)% return for the Dow Jones Aggressive Portfolio Index/1/ and a (10.38)% return for the blended benchmark. The blended benchmark for this Portfolio is currently comprised of the following mix: 71% Wilshire 5000 Index/2/, 24% MSCI EAFE Index/3/, and 5% CitiGroup 90-Day T-Bill Index /4/. The three components of the Portfolio's blended index had six month returns as follows: Wilshire 5000 Index, (10.92)%; MSCI EAFE Index, (10.58)%; and Citigroup 3 Month T-Bill Index, 1.11%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index/5/, eked out a +1.1% for the first six months of 2008. The Lehman High Yield Index/6/, even with its higher coupon return, fell 1.30% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on the subprime mortgage crisis and high energy costs. During the first two months of the second quarter U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year's early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor's 500 Index/7/. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The Energy sector was by far the best performing sector with a 8.8% return for the period. The Financial sector, roiled by the credit crisis, was the worst performing sector with a (29.7)% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a (11.0)% return. On a local currency basis, foreign stocks were down even more but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

- --------
/1/ The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 80% New York Stock Exchange, 0.5% American Stock Exchange and 19.5% NASDAQ (2007). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend data and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.


/3/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE(R) Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/4/ The Citigroup Three Month Treasury Bill Index is a total return index that comes from the average yield of Three Month Treasury Bills acquired by Citigroup. The index does not include fees or expenses and is not available for direct investment.

/5/ The Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, non-convertible and dollar denominated. The Index covers the investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Index does not include fees or expenses and is not available for direct investment.

/6/ The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. The index does not include fees or expenses and is not available for direct investment.

/7/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------



PORTFOLIO REVIEW

The Portfolio is a "fund of funds" consisting of other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund with a broad allocation goal of 95% in equities and 5% in fixed income. The fixed position is expected to come almost exclusively from the cash position of the underlying equity portfolios. The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers. For this Portfolio, this resulted in a change in the goal for foreign stocks from 19% to 24%. There were also several small adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio's relative performance was aided during the first half of 2008 by a higher to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of Portfolio's underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios. However, most of the difference between return of the blended index and that of the Portfolio was due to the security and sector selection of the underlying portfolios. Overall, this factor had a negative impact on overall performance.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were LEGG MASON VALUE EQUITY, VAN KAMPEN COMSTOCK, LORD ABBETT GROWTH AND INCOME, AND HARRIS OAKMARK INTERNATIONAL. LEGG MASON VALUE EQUITY was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in Financials (BEAR STEARNS and FREDDIE MAC) and Health Care (UNITEDHEALTH GROUP). It also held an overweight to the market's worst performing sector (Financials) and it had virtually no exposure the best performing sector (Energy). VAN KAMPEN COMSTOCK, LORD ABBETT GROWTH AND INCOME, HARRIS OAKMARK INTERNATIONAL were all negatively impacted by an overweight to Financials and an underweight to Energy.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance during the first six months of 2008 were THIRD AVENUE SMALL CAP VALUE, LEGG MASON PARTNERS AGGRESSIVE GROWTH, , RAINIER LARGE CAP EQUITY, AND MFS EMERGING MARKET EQUITY. THIRD AVENUE SMALL CAP VALUE was helped by good overall stock selection as well as good sector weightings: an overweight in Energy and an underweight in Financials. LEGG MASON PARTNERS AGGRESSIVE GROWTH was helped by an overweight in the Energy sector and an underweight in the Financial Sector. RAINIER LARGE CAP EQUITY was helped by good stock selection, especially in the Energy and Financial sectors. MFS EMERGING MARKET EQUITY was helped by a significant weighting and good stock selection in the Energy and Materials sectors.

MET INVESTORS ADVISORY, LLC

The views expressed above are those of the investment advisory firm and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

- ------------------------------------------------------------------------------
HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Van Kampen Comstock Portfolio (Class A)                      10.62%
     ---------------------------------------------------------------------
     Davis Venture Value Portfolio (Class A)                       9.92%
     ---------------------------------------------------------------------
     Lord Abbett Growth and Income Portfolio (Class A)             9.80%
     ---------------------------------------------------------------------
     Third Avenue Small Cap Value Portfolio (Class A)              9.51%
     ---------------------------------------------------------------------
     Legg Mason Partners Aggressive Growth Portfolio (Class A)     7.31%
     ---------------------------------------------------------------------
     Legg Mason Value Equity Portfolio (Class A)                   6.39%
     ---------------------------------------------------------------------
     Rainier Large Cap Equity Portfolio (Class A)                  6.19%
     ---------------------------------------------------------------------
     MFS(R) Emerging Markets Equity Portfolio (Class A)            5.16%
     ---------------------------------------------------------------------
     Harris Oakmark International Portfolio (Class A)              4.70%
     ---------------------------------------------------------------------
     Met/AIM Small Cap Growth Portfolio (Class A)                  4.16%
     ---------------------------------------------------------------------
     Julius Baer International Stock Portfolio (Class A)           4.09%
     ---------------------------------------------------------------------
     MFS(R) Research International Portfolio (Class A)             4.05%
     ---------------------------------------------------------------------
     Harris Oakmark Focused Value Portfolio (Class A)              3.98%
     ---------------------------------------------------------------------
     Clarion Global Real Estate Portfolio (Class A)                3.68%
     ---------------------------------------------------------------------
     Jennison Growth Portfolio (Class A)                           3.16%
     ---------------------------------------------------------------------
     Lazard Mid Cap Portfolio (Class A)                            3.03%
     ---------------------------------------------------------------------
     Turner Mid Cap Growth Portfolio (Class A)                     2.13%
     ---------------------------------------------------------------------
     Goldman Sachs Mid Cap Value Portfolio (Class A)               2.12%
     ---------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------


 METLIFE AGGRESSIVE STRATEGY PORTFOLIO MANAGED BY MET INVESTORS ADVISORY, LLC
                  VS. DOW JONES AGGRESSIVE PORTFOLIO INDEX/1/
       AGGRESSIVE BLENDED BENCHMARK/2/ AND WILSHIRE 5000 EQUITY INDEX/3/
                            Growth Based on $10,000+

                             [CHART]

                                    Dow Jones      Aggressive
          MetLife Aggressive Aggressive Portfolio    Blended      Wilshire 5000
          Strategy Portfolio        Index/1/       Benchmark/2/  Equity Index/3/
          ------------------ --------------------  ------------  -------------
11/03/2004      $10,000           $10,000            $10,000         $10,000
12/31/2004       10,715            11,036             10,713          10,843
12/31/2005       11,828            12,420             11,537          11,535
12/31/2006       13,440            14,667             13,528          13,354
12/31/2007       13,829            15,937             14,436          14,104
06/30/2008       12,126            14,310             12,893          12,560



    -------------------------------------------------------------------
                                        Average Annual Return/4/
                                     (for the period ended 6/30/08)
    -------------------------------------------------------------------
                                                                           Since
                                   6 Months 1 Year  3 Year Inception/5/
    -------------------------------------------------------------------
    MetLife Aggressive Strategy
    Portfolio--Class A             -12.16%  -15.39% 4.36%     5.64%
- --  Class B                        -12.31%  -15.66% 4.02%     5.42%
    -------------------------------------------------------------------
    Dow Jones Aggressive
- - - Portfolio Index/1/             -10.21%  -11.28% 8.79%     9.82%
    -------------------------------------------------------------------
    Aggressive Blended
- --  Benchmark/2/                   -10.38%  -11.35% 6.50%     6.78%
    -------------------------------------------------------------------
- - - Wilshire 5000 Equity Index/3/  -10.92%  -12.53% 5.02%     6.13%
    -------------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Aggressive Portfolio Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes
Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific. Beginning in 1980 and before 1/1/1992, the Dow Jones 100% Global Portfolio Index (DJ100%GPI) is depicted by an index created for Dow Jones indexes by the quantitative group. This index contains all nine relevant equity asset classes equally weighted and rebalanced monthly. The Index does not include fees or expenses and is not available for direct investment.

/2/The Aggressive Blended Benchmark is comprised of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE(R) Index") and 5% Citigroup 3-Month Treasury Bill Index. The Index does not include fees or expenses and is not available for direct investment.

The MSCI EAFE(R) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Wilshire 5000 Equity Index is an unmanaged index which measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO              FOR THE PERIOD ENDED 6/30/08
MANAGED BY MET INVESTORS ADVISORY, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

- ------------------------------------------------------------------------------

and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/5/Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

- ------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                             BEGINNING     ENDING        EXPENSES PAID
                                             ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                             1/1/08        6/30/08       1/1/08-6/30/08
METLIFE AGGRESSIVE STRATEGY PORTFOLIO        ------------- ------------- --------------

  Class A(a)(b)
  Actual                                       $1,000.00     $  878.40       $0.47
  Hypothetical (5% return before expenses)      1,000.00      1,024.37        0.50
- -------------------------------------------  ------------- ------------- --------------

  Class B(a)(b)
  Actual                                       $1,000.00     $  876.90       $1.63
  Hypothetical (5% return before expenses)      1,000.00      1,023.12        1.76
- -------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.81% and 1.06% for the Class A and Class B, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(a) The annualized expense ratio shown reflects an expense agreement between Met Investors Advisory, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.
(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)



   --------------------------------------------------------------------------
                                                                           VALUE
   SECURITY DESCRIPTION                                SHARES     (NOTE 2)
   --------------------------------------------------------------------------

   INVESTMENT COMPANY SECURITIES - 100.0%
   Clarion Global Real Estate Portfolio (Class A)(b). 2,106,191 $  23,842,089
   Davis Venture Value Portfolio (Class A)(a)........ 2,028,331    64,196,669
   Goldman Sachs Mid Cap Value Portfolio (Class A)(b) 1,137,725    13,709,588
   Harris Oakmark Focused Value Portfolio (Class
     A)(a)...........................................   154,416    25,782,838
   Harris Oakmark International Portfolio (Class
     A)(b)........................................... 2,587,799    30,432,516
   Jennison Growth Portfolio (Class A)(a)............ 1,818,633    20,441,439
   Julius Baer International Stock Portfolio (Class
     A)(a)........................................... 2,151,339    26,461,469
   Lazard Mid Cap Portfolio (Class A)(b)............. 1,929,694    19,624,984
   Legg Mason Partners Aggressive Growth Portfolio
     (Class A)(b).................................... 6,879,645    47,331,955
   Legg Mason Value Equity Portfolio (Class A)(b).... 5,677,869    41,334,890
   Lord Abbett Growth and Income Portfolio (Class
     A)(b)........................................... 2,884,865    63,380,475
   Met/AIM Small Cap Growth Portfolio (Class A)(b)... 2,215,589    26,963,721

   --------------------------------------------------------------------------
                                                                           VALUE
   SECURITY DESCRIPTION                                SHARES     (NOTE 2)
   --------------------------------------------------------------------------
   MFS(R) Emerging Markets Equity Portfolio (Class
     A)(b)........................................... 2,838,768   33,383,917
   MFS(R) Research International Portfolio (Class
     A)(b)........................................... 2,251,054   26,247,290
   Rainier Large Cap Equity Portfolio (Class A)(b)... 4,428,858   40,081,163
   Third Avenue Small Cap Value Portfolio (Class
     A)(b)........................................... 4,193,039   61,553,813
   Turner Mid Cap Growth Portfolio (Class A)(b)...... 1,068,495   13,762,212
   Van Kampen Comstock Portfolio (Class A)(b)........ 7,667,837   68,703,816
                                                                ------------
   Total Investment Company Securities
   (Cost $748,763,463)                                           647,234,844
                                                                ------------

   TOTAL INVESTMENTS - 100.0% (Cost $748,763,463)                647,234,844
                                                                ------------

   Other Assets and Liabilities (net) - 0.0%                        (228,420)
                                                                ------------

   TOTAL NET ASSETS - 100.0%                                    $647,006,424
                                                                ============

PORTFOLIO FOOTNOTES:

(a) A Portfolio of Metropolitan Series Fund, Inc. (b) A Portfolio of Met Investors Series Trust.

                        See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                INVESTMENTS IN OTHER FINANCIAL
  VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
  ----------------------------------------------------------------------------
  LEVEL 1--QUOTED PRICES                         $ 647,234,844              $0
  ----------------------------------------------------------------------------
  LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS               0               0
  ----------------------------------------------------------------------------
  LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
  ----------------------------------------------------------------------------
  TOTAL                                           $647,234,844              $0

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                         $ 647,234,844
   Receivable for investments sold                                             1,421,084
   Receivable for Trust shares sold                                               17,046
   Receivable from investment manager (Note 3)                                     8,890
                                                                           -------------
       Total assets                                                          648,681,864
                                                                           -------------
LIABILITIES
   Payables for:
       Trust shares redeemed                                                   1,438,105
       Distribution and services fees--Class B                                   141,916
       Management fee (Note 3)                                                    52,844
       Administration fee                                                          1,965
       Custodian and accounting fees                                              19,322
   Accrued expenses                                                               21,288
                                                                           -------------
       Total liabilities                                                       1,675,440
                                                                           -------------
NET ASSETS                                                                 $ 647,006,424
                                                                           =============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                         $ 708,569,897
   Accumulated net realized gain                                              33,714,119
   Unrealized depreciation on investments                                   (101,528,619)
   Undistributed net investment income                                         6,251,027
                                                                           -------------
       Total                                                               $ 647,006,424
                                                                           =============
NET ASSETS
   Class A                                                                 $     353,368
                                                                           =============
   Class B                                                                   646,653,056
                                                                           =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        36,024
                                                                           =============
   Class B                                                                    65,956,671
                                                                           =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                 $        9.81
                                                                           =============
   Class B                                                                          9.80
                                                                           =============

- -----------------------------------------------------------------------------------------
* Investments at cost                                                      $ 748,763,463

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

METLIFE AGGRESSIVE STRATEGY PORTFOLIO
INVESTMENT INCOME
   Dividends from Underlying Portfolios                                   $   7,502,869
                                                                          -------------
       Total investment income                                                7,502,869
                                                                          -------------
EXPENSES
   Management fee (Note 3)                                                      330,512
   Administration fees                                                           11,967
   Custodian and accounting fees                                                  5,923
   Distribution and service fees--Class B                                       894,036
   Audit                                                                         10,640
   Legal                                                                         11,201
   Trustee fees and expenses                                                      7,957
   Insurance                                                                      1,166
   Other                                                                          4,511
                                                                          -------------
       Total expenses                                                         1,277,913
       Less expenses reimbursed by the Manager                                  (26,072)
                                                                          -------------
   Net expenses                                                               1,251,841
                                                                          -------------
   Net investment income                                                      6,251,028
                                                                          -------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
CAPITAL GAINS ON DISTRIBUTIONS FROM UNDERLYING PORTFOLIOS
   Net realized gain (loss) on:
       Investments                                                           (9,268,442)
       Capital gain distributions from Underlying Portfolios                 43,733,026
                                                                          -------------
   Net realized gain on investments and capital gain distributions
       from Underlying Portfolios                                            34,464,584
                                                                          -------------
   Net change in unrealized depreciation on:
       Investments                                                         (137,315,941)
                                                                          -------------
   Net change in unrealized depreciation on investments and capital
       gain distributions from Underlying Portfolios                       (137,315,941)
                                                                          -------------
   Net realized and change in unrealized loss on investments               (102,851,357)
                                                                          -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ (96,600,329)
                                                                          =============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)


METLIFE AGGRESSIVE STRATEGY PORTFOLIO
                                                                                                 Period Ended
Year Ended
                                                                                                 June 30, 2008
December 31,

(Unaudited) 2007
                                                                                                 -------------
-------------
>
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
    Net investment income                                                                        $   6,251,028
$   3,117,856
    Net realized gain on investments and capital gain distributions from Underlying Portfolios
34,464,584     77,760,743
    Net change in unrealized depreciation on investments                                          (137,315,941)
(55,155,697)
                                                                                                 -------------
-------------
    Net increase (decrease) in net assets resulting from operations
(96,600,329)    25,722,902
                                                                                                 -------------
-------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income
     Class A
(6,418) (5,064)
     Class B                                                                                        (9,640,214)
(11,117,773) From net realized gains
     Class A
(38,887)       (20,518)
     Class B                                                                                       (71,494,547)
(52,826,561)
                                                                                                 -------------
-------------
    Net decrease in net assets resulting from distributions                                        (81,180,066)
(63,969,916)
                                                                                                 -------------
-------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
    Proceeds from shares sold
     Class A
21,394        265,393
     Class B                                                                                        38,411,800
149,888,799
    Net asset value of shares issued through dividend reinvestment
     Class A
45,305         25,582
     Class B
81,134,761     63,944,334
    Cost of shares repurchased
     Class A
(26,459)      (126,512)
     Class B                                                                                      (112,011,014)
(214,723,473)
                                                                                                 -------------
-------------
    Net increase (decrease) in net assets from capital share transactions
7,575,787       (725,877)
                                                                                                 -------------
-------------
TOTAL DECREASE IN NET ASSETS                                                                      (170,204,608)
(38,972,891)
    Net assets at beginning of period                                                              817,211,032
856,183,923
                                                                                                 -------------
-------------
    Net assets at end of period                                                                  $ 647,006,424  $
817,211,032
                                                                                                 =============
=============
    Net assets at end of period includes undistributed net investment income                     $   6,251,027
$   9,646,631
                                                                                                 =============
=============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                                                             CLASS A
METLIFE AGGRESSIVE STRATEGY PORTFOLIO
--------------------------------------
                                                                             FOR THE PERIOD    FOR THE YEARS ENDED
                                                                                 ENDED            DECEMBER 31,
                                                                             JUNE 30, 2008
-----------------------

(UNAUDITED) 2007 2006
2005(B)
                                                                             -------------- ------  ------
-------

NET ASSET VALUE, BEGINNING OF PERIOD........................................    $ 12.61     $13.21  $11.68
$10.27
                                                                                -------     ------  ------
------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a)....................................................       0.11       0.09    0.22
0.77
Net Realized/Unrealized Gain (Loss) on Investments..........................      (1.54)      0.34    1.42
0.79
                                                                                -------     ------  ------
------
Total from Investment Operations............................................      (1.43)      0.43    1.64
1.56
                                                                                -------     ------  ------
------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................................      (0.19)     (0.20)  (0.02)
(0.11)
Distributions from Net Realized Capital Gains...............................      (1.18)     (0.83)  (0.09)
(0.04)
                                                                                -------     ------  ------
------
Total Distributions.........................................................      (1.37)     (1.03)  (0.11)
(0.15)
                                                                                -------     ------  ------
------
NET ASSET VALUE, END OF PERIOD..............................................    $  9.81     $12.61  $13.21
$11.68
                                                                                =======     ======  ======
======
TOTAL RETURN                                                                     (12.16)%     3.12%  14.10%
15.12%
Ratio of Expenses to Average Net Assets After Reimbursement(e)..............       0.10 %*    0.10%   0.10%
0.12%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates(f).       0.11 %*    0.10%   0.11%
0.12%*
Ratio of Net Investment Income to Average Net Assets(g).....................       2.05 %*    0.69%   1.75%
1.08%*
Portfolio Turnover Rate.....................................................       19.5 %     27.2%   26.0%
18.3%
Net Assets, End of Period (in millions).....................................    $   0.4     $  0.4  $  0.3   $
0.1

                                                                                                   CLASS B

-----------------------------------------------
                                                                             FOR THE PERIOD
                                                                                 ENDED        FOR THE YEARS ENDED
DECEMBER 31,
                                                                             JUNE 30, 2008
--------------------------------

(UNAUDITED) 2007 2006
2005     2004(C)
                                                                             -------------- ------  ------
-------  -------
NET ASSET VALUE, BEGINNING OF PERIOD........................................    $ 12.58     $13.18  $11.68
$10.69   $10.00
                                                                                -------     ------  ------
------   ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income(a)....................................................       0.10       0.05    0.18
0.20     0.08
Net Realized/Unrealized Gain (Loss) on Investments..........................      (1.54)      0.35    1.41
0.91     0.64
                                                                                -------     ------  ------
------   ------
Total from Investment Operations............................................      (1.44)      0.40    1.59
1.11     0.72
                                                                                -------     ------  ------
------   ------
LESS DISTRIBUTIONS
Dividends from Net Investment Income........................................      (0.16)     (0.17)  (0.00)+
(0.08)   (0.03)
Distributions from Net Realized Capital Gains...............................      (1.18)     (0.83)  (0.09)
(0.04)      --
                                                                                -------     ------  ------
------   ------
Total Distributions.........................................................      (1.34)     (1.00)  (0.09)
(0.12)   (0.03)
                                                                                -------     ------  ------
------   ------
NET ASSET VALUE, END OF PERIOD..............................................    $  9.80     $12.58  $13.18
$11.68   $10.69
                                                                                =======     ======  ======
======   ======
TOTAL RETURN                                                                     (12.31)%     2.89%  13.64%
10.38%    7.15%
Ratio of Expenses to Average Net Assets After Reimbursement(e)..............       0.35 %*    0.35%   0.35%
0.35%    0.35%*
Ratio of Expenses to Average Net Assets Before Reimbursement and Rebates(f).       0.36 %*    0.35%   0.36%
0.37%    0.52%*
Ratio of Net Investment Income to Average Net Assets(g).....................       1.75 %*    0.36%   1.45%
1.80%    4.77%*
Portfolio Turnover Rate.....................................................       19.5 %     27.2%   26.0%
18.3%     0.0%(d)
Net Assets, End of Period (in millions).....................................    $ 646.7     $816.8  $855.9
$661.7   $304.5

*  Annualized
+  Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the period. (b) Commencement of operations--05/02/2005. (c) Commencement of operations--11/04/2004.
(d) For the period ended 12/31/2004, the portfolio turnover calculation is zero, due to no sales activity.
(e) The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f) See Note 3 of the Notes to Financial Statements.
(g) Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is MetLife Aggressive Strategy Portfolio, which is non-diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class A and B Shares are offered by the Portfolio. Class C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation and risk tolerance. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Portfolio will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Metropolitan Series Fund, Inc. ("MSF"), please refer to the prospectus for such Underlying Portfolios.

THE UNDERLYING PORTFOLIOS THAT ARE SERIES OF THE PORTFOLIO ARE VALUED AS
FOLLOWS:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value. Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.

Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to Met Investors Advisory, LLC ("the Manager") or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a management agreement for investment advisory services in connection with the investment management of the Portfolio.

Under the terms of the Portfolio's management agreement, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

            Management Fees
           earned by Manager
          for the period ended
             June 30, 2008     % per annum  Average Daily Net Assets
          -------------------- ----------- --------------------------

                $330,512           0.10%   First $500 Million

                                  0.075%   $500 Million to $1 Billion

                                   0.05%   Over $1 Billion

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2009. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                          Expenses Deferred in
                                ----------------------------------------
                                 2004     2005    2006    2007    2008
         Maximum Expense Ratio ------- -------- ------- ------- ------- under current Expense Subject to repayment Limitation Agreement until
         December 31,
        ---------------------   ----------------------------------------
        Class A Class B Class E   2009     2010    2011    2012   2013
        ------- ------- ------- ------- -------- ------- ------- -------

         0.10%   0.35%   0.25%* $32,989 $122,410 $98,966 $11,142 $26,072

* Class not offered during the period.

The amount waived and expenses reimbursed for the period ended June 30, 2008 is shown as management fee waiver in the Statement of Operations of the Portfolio.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
                                                                      (Decrease)
             Beginning                                         in Shares     Ending
              Shares      Sales    Reinvestments Redemptions  Outstanding    Shares
             ---------- ---------- ------------- -----------  ------------ ----------

 Class A

 06/30/2008      32,319      1,878       4,262        (2,435)      3,705       36,024
 12/31/2007      19,506     20,562       1,991        (9,740)     12,813       32,319

 Class B

 06/30/2008  64,928,499  3,412,982   7,632,621   (10,017,431)  1,028,172   65,956,671
 12/31/2007  64,934,609 11,534,890   4,980,088   (16,521,088)     (6,110)  64,928,499

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------

                $--       $141,182,767        $--        $164,863,062

At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

            Federal        Gross          Gross
           Income Tax   Unrealized      Unrealized     Net Unrealized
              Cost     Appreciation   (Depreciation)    Depreciation
          ------------ ------------- ---------------  ---------------

          $748,763,463 $   4,822,702 $  (106,351,321) $  (101,528,619)

6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

         Ordinary Income    Long-Term Capital Gain         Total
       -------------------- ---------------------- ----------------------
          2007       2006      2007        2006       2007        2006
       ----------- -------- ----------- ---------- ----------- ----------

       $11,375,570 $777,025 $52,594,346 $4,673,469 $63,969,916 $5,450,494

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

    Undistributed Undistributed     Net
      Ordinary      Long-Term    Unrealized
       Income         Gain      Appreciation Loss Carryforwards    Total
    ------------- ------------- ------------ ------------------ ------------

     $10,676,116   $70,503,914  $35,036,892         $--         $116,216,922

7. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


9. OTHER MATTERS

Transactions in the Underlying Portfolios during the period ended June 30, 2008 in which the Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the year are as follows:

                                                  Number of                                           Number of
                                               shares held at   Shares purchased     Shares sold    shares held at
Security Description                          December 31, 2007 during the period during the period June 30, 2008
- --------------------                          ----------------- ----------------- -----------------
--------------

Rainier Large Cap Equity Portfolio (Class A)      5,074,023          115,761          (760,926)       4,428,858

                                                                         Capital
               Net Realized Loss Gain Distributions Income earned
                 on Investments from Affiliates from Affiliates
Security Description                          during the period  during the period  during the period Ending Value
- --------------------                          -----------------  ------------------ -----------------
------------

Rainier Large Cap Equity Portfolio (Class A)          $(172,497)      $467,761             $--        $40,081,163

10. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Met Investors Series Trust
Pro Forma Combining Financial Statements (Unaudited)
June 30, 2008

Introductory Paragraph

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Strategic Growth Portfolio ("Strategic Growth"), a portfolio of Met Investors Series Trust, in exchange for shares of MetLife Aggressive Strategy Portfolio ("Aggressive Strategy"), a portfolio of Met Investors Series Trust, at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, Aggressive Strategy, and the results of operations of Aggressive Strategy for pre- combination periods will not be restated. The pro forma combined financial statements reflect the expenses of Strategic Growth in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of Strategic Growth and Aggressive Strategy, as though the reorganization occurred as of June 30, 2008.


The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the twelve month period ended June 30, 2008 as though the reorganization occurred as of the beginning of the period.



The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for Strategic Growth and Aggressive Strategy, which are incorporated by reference in the Statement of Additional Information.

Pro Forma Statement of Investments as of 06/30/2008 (Unaudited)

                                                                                 Met Investors Series Trust
                                                                                      Strategic Growth
                                                                                         Portfolio
                                                                           -------------------------------------
Investment Company Securities  Security Description                               Shares               Value
-----------------------------  --------------------------------------      --------------------    -------------
Investment Company Securities  Clarion Global Real Estate Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Davis Venture Value Portfolio
                                 (Class A)                            (b)               603,339       19,095,697
Investment Company Securities  Dreman Small Cap Value Portfolio
                                 (Class A)                            (a)               574,304        7,333,859
Investment Company Securities  Franklin Templeton Small Cap Growth
                                 Portfolio (Class A)                  (b)               875,740        7,294,915
Investment Company Securities  Goldman Sachs Mid Cap Value Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Harris Oakmark Focused Value Portfolio
                                 (Class A)                            (b)
Investment Company Securities  Harris Oakmark International Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Jennison Growth Portfolio (Class A)    (b)             1,804,635       20,284,098
Investment Company Securities  Julius Baer International Stock
                                 Portfolio (Class A)                  (b)
Investment Company Securities  Lazard Mid Cap Portfolio (Class A)     (a)
Investment Company Securities  Legg Mason Partners Aggressive Growth
                                 Portfolio (Class A)                  (a)
Investment Company Securities  Legg Mason Value Equity Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Lord Abbett Growth and Income
                                 Portfolio (Class A)                  (a)
Investment Company Securities  Met/AIM Small Cap Growth Portfolio
                                 (Class A)                            (a)
Investment Company Securities  MFS(R) Emerging Markets Equity
                                 Portfolio (Class A)                  (a)               606,085        7,127,560
Investment Company Securities  MFS(R) Research International
                                 Portfolio (Class A)                  (a)             1,793,085       20,907,374
Investment Company Securities  Neuberger Berman Partners Mid Cap
                                 Value Portfolio (Class A)            (a)               583,684       11,457,712
Investment Company Securities  Oppenheimer Capital Appreciation
                                 Portfolio (Class A)                  (a)             3,029,995       20,028,265
Investment Company Securities  Rainier Large Cap Equity Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Third Avenue Small Cap Value Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Turner Mid Cap Growth Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Van Kampen Comstock Portfolio
                                 (Class A)                            (a)             1,925,396       17,251,546
Investment Company Securities  Van Kampen Mid-Cap Growth Portfolio
                                 (Class A)                            (a)             1,033,467       10,003,957

------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                          (Cost $167,204,426)     140,784,983  100.1%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            (Cost $167,204,426)     140,784,983  100.1%
------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                       (70,883)  -0.1%
------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     140,714,100  100.0%
------------------------------------------------------------------------------------------------------------------------

                                                                                 Met Investors Series Trust
                                                                                MetLife Aggressive Strategy
                                                                                         Portfolio
                                                                           -------------------------------------
Investment Company Securities  Security Description                               Shares               Value
-----------------------------  --------------------------------------      --------------------    -------------
Investment Company Securities  Clarion Global Real Estate Portfolio
                                 (Class A)                            (a)             2,106,191       23,842,089
Investment Company Securities  Davis Venture Value Portfolio
                                 (Class A)                            (b)             2,028,331       64,196,669
Investment Company Securities  Dreman Small Cap Value Portfolio
                                 (Class A)                            (a)
Investment Company Securities  Franklin Templeton Small Cap Growth
                                 Portfolio (Class A)                  (b)
Investment Company Securities  Goldman Sachs Mid Cap Value Portfolio
                                 (Class A)                            (a)             1,137,725       13,709,588
Investment Company Securities  Harris Oakmark Focused Value Portfolio
                                 (Class A)                            (b)               154,416       25,782,838
Investment Company Securities  Harris Oakmark International Portfolio
                                 (Class A)                            (a)             2,587,799       30,432,516
Investment Company Securities  Jennison Growth Portfolio (Class A)    (b)             1,818,633       20,441,439
Investment Company Securities  Julius Baer International Stock
                                 Portfolio (Class A)                  (b)             2,151,339       26,461,469
Investment Company Securities  Lazard Mid Cap Portfolio (Class A)     (a)             1,929,694       19,624,984
Investment Company Securities  Legg Mason Partners Aggressive Growth
                                 Portfolio (Class A)                  (a)             6,879,645       47,331,955
Investment Company Securities  Legg Mason Value Equity Portfolio
                                 (Class A)                            (a)             5,677,869       41,334,890
Investment Company Securities  Lord Abbett Growth and Income
                                 Portfolio (Class A)                  (a)             2,884,865       63,380,475
Investment Company Securities  Met/AIM Small Cap Growth Portfolio
                                 (Class A)                            (a)             2,215,589       26,963,721
Investment Company Securities  MFS(R) Emerging Markets Equity
                                 Portfolio (Class A)                  (a)             2,838,768       33,383,917
Investment Company Securities  MFS(R) Research International
                                 Portfolio (Class A)                  (a)             2,251,054       26,247,290
Investment Company Securities  Neuberger Berman Partners Mid Cap
                                 Value Portfolio (Class A)            (a)
Investment Company Securities  Oppenheimer Capital Appreciation
                                 Portfolio (Class A)                  (a)
Investment Company Securities  Rainier Large Cap Equity Portfolio
                                 (Class A)                            (a)             4,428,858       40,081,163
Investment Company Securities  Third Avenue Small Cap Value Portfolio
                                 (Class A)                            (a)             4,193,039       61,553,813
Investment Company Securities  Turner Mid Cap Growth Portfolio
                                 (Class A)                            (a)             1,068,495       13,762,212
Investment Company Securities  Van Kampen Comstock Portfolio
                                 (Class A)                            (a)             7,667,837       68,703,816
Investment Company Securities  Van Kampen Mid-Cap Growth Portfolio
                                 (Class A)                            (a)

----------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                          (Cost $748,763,463)     647,234,844  100.0%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            (Cost $748,763,463)     647,234,844  100.0%
----------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                      (228,420)   0.0%        0
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     647,006,424  100.0%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Met Investors Series Trust
                                                                           MetLife Aggressive Strategy Portfolio
                                                                                          Proforma
                                                                           -------------------------------------
Investment Company Securities  Security Description                               Shares               Value
-----------------------------  --------------------------------------      --------------------    -------------
Investment Company Securities  Clarion Global Real Estate Portfolio
                                 (Class A)                            (a)             2,106,191       23,842,089
Investment Company Securities  Davis Venture Value Portfolio
                                 (Class A)                            (b)             2,631,670       83,292,366
Investment Company Securities  Dreman Small Cap Value Portfolio
                                 (Class A)                            (a)               574,304        7,333,859
Investment Company Securities  Franklin Templeton Small Cap Growth
                                 Portfolio (Class A)                  (b)               875,740        7,294,915
Investment Company Securities  Goldman Sachs Mid Cap Value Portfolio
                                 (Class A)                            (a)             1,137,725       13,709,588
Investment Company Securities  Harris Oakmark Focused Value Portfolio
                                 (Class A)                            (b)               154,416       25,782,838
Investment Company Securities  Harris Oakmark International Portfolio
                                 (Class A)                            (a)             2,587,799       30,432,516
Investment Company Securities  Jennison Growth Portfolio (Class A)    (b)             3,623,268       40,725,537
Investment Company Securities  Julius Baer International Stock
                                 Portfolio (Class A)                  (b)             2,151,339       26,461,469
Investment Company Securities  Lazard Mid Cap Portfolio (Class A)     (a)             1,929,694       19,624,984
Investment Company Securities  Legg Mason Partners Aggressive Growth
                                 Portfolio (Class A)                  (a)             6,879,645       47,331,955
Investment Company Securities  Legg Mason Value Equity Portfolio
                                 (Class A)                            (a)             5,677,869       41,334,890
Investment Company Securities  Lord Abbett Growth and Income
                                 Portfolio (Class A)                  (a)             2,884,865       63,380,475
Investment Company Securities  Met/AIM Small Cap Growth Portfolio
                                 (Class A)                            (a)             2,215,589       26,963,721
Investment Company Securities  MFS(R) Emerging Markets Equity
                                 Portfolio (Class A)                  (a)             3,444,853       40,511,477
Investment Company Securities  MFS(R) Research International
                                 Portfolio (Class A)                  (a)             4,044,139       47,154,664
Investment Company Securities  Neuberger Berman Partners Mid Cap
                                 Value Portfolio (Class A)            (a)              583,684       11,457,712
Investment Company Securities  Oppenheimer Capital Appreciation
                                 Portfolio (Class A)                  (a)             3,029,995       20,028,265
Investment Company Securities  Rainier Large Cap Equity Portfolio
                                 (Class A)                            (a)             4,428,858       40,081,163
Investment Company Securities  Third Avenue Small Cap Value Portfolio
                                 (Class A)                            (a)             4,193,039       61,553,813
Investment Company Securities  Turner Mid Cap Growth Portfolio
                                 (Class A)                            (a)             1,068,495       13,762,212
Investment Company Securities  Van Kampen Comstock Portfolio
                                 (Class A)                            (a)             9,593,233       85,955,362
Investment Company Securities  Van Kampen Mid-Cap Growth Portfolio
                                 (Class A)                            (a)             1,033,467       10,003,957

------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                                          (Cost $915,967,889)     788,019,827  100.0%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                            (Cost $915,967,889)     788,019,827  100.0%
------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (net)                                                                      (299,303)   0.0%
------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                     787,720,524  100.0%
------------------------------------------------------------------------------------------------------------------------

(a) A Portfolio of Met Investors Series Trust.

(b) A Portfolio of Metropolitan Series Fund, Inc.

As of June 30, 2008, substantially all of the securities held by Strategic Growth Portfolio complied with the investment restrictions and limitations of MetLife Aggressive Strategy Portfolio.

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (UNAUDITED)

                                                                                                        Met Investors
                                           Met Investors       Met Investors       Adjustments          Series Trust
                                           Series Trust        Series Trust      (References are     MetLife Aggressive
                                         Strategic Growth   MetLife Aggressive    to Pro Forma       Strategy Portfolio
                                            Portfolio       Strategy Portfolio      Footnotes)       Pro Forma Combined
                                         ----------------   ------------------   ---------------     ------------------
Assets
Investments, at value *                  $    140,784,983   $      647,234,844   $             0     $      788,019,827
Repurchase Agreement                                                                                                  0
Cash                                                                                           0                      0
Cash denominated in foreign
   currencies**                                                                                0                      0
Collateral for securities on loan                                                                                     0
Receivable for:                                                                                                       0
   Investments sold                                59,306            1,421,084                 0              1,480,390
   Trust shares sold                                                    17,046                 0                 17,046
   Futures variation margin                                                                    0                      0
   Dividends and interest                                                                      0                      0
   Prepaid expenses                                                                            0                      0
   Unrealized appreciation on
      forward currency contracts                                                               0                      0
   Foreign taxes                                                                               0                      0
   Other Assets                                                                                0                      0
   Due from investment adviser                     11,501                8,890                 0                 20,391
                                         ----------------   ------------------   ---------------     ------------------
      Total assets                            140,855,790          648,681,864                 0            789,537,654
                                         ----------------   ------------------   ---------------     ------------------
Liabilities
  Payable for:
   Investments purchased                                                                       0                      0
   Due to custodian bank                                                                                              0
   Trust shares redeemed                           59,306            1,438,105                 0              1,497,411
   Futures variation margin                                                                                           0
   Collateral on securities on loan                                                            0                      0
   Foreign taxes                                                                               0                      0
Accrued expenses:
   Investment advisory fee payable                 18,231               52,844                 0                 71,075
   Service and distribution fees                   30,385              141,916                 0                172,301
   Administration fee payable                       1,965                1,965                 0                  3,930
   Custodian and accounting fees
      payable                                       2,000               19,322                 0                 21,322
   Trustee fees payable                                                                        0                      0
   Other expenses                                  29,803               21,288                 0                 51,091
                                         ----------------   ------------------   ---------------     ------------------
      Total liabilities                           141,690            1,675,440                 0              1,817,130
                                         ----------------   ------------------   ---------------     ------------------
Net Assets                               $    140,714,100   $      647,006,424    $            0     $      787,720,524
                                         ================   ==================   ===============     ==================

------------------------------------------------------------------------------------------------     ------------------
Net assets consist of:
   Paid in surplus                       $    154,243,945   $      708,569,897   $             0            862,813,842
   Undistributed (distributions in
      excess of) net investment
      income                                    2,282,454            6,251,027                 0              8,533,481
   Accumulated net realized gains
      (losses)                                 10,607,144           33,714,119                 0             44,321,263
   Unrealized appreciation
      (depreciation) on investments,
      futures, and foreign currency           (26,419,443)        (101,528,619)                0           (127,948,062)
                                         ----------------   ------------------   ---------------     ------------------
      Total                              $    140,714,100   $      647,006,424   $             0     $      787,720,524
                                         ================   ==================   ===============     ==================

Net Assets - Class A                     $                  $          353,368   $             0     $          353,368
                                         ================   ==================   ===============     ==================
Net Assets - Class B                          140,714,100          646,653,056                              787,367,156
                                         ================   ==================   ===============     ==================
Net Assets - Class E                                                                                                  0
                                         ================   ==================   ===============     ==================

Capital shares outstanding - Class A                                    36,024                 0                 36,024
                                         ================   ==================   ===============     ==================
Capital shares outstanding - Class B           14,691,221           65,956,671          (338,805)(a)         80,309,087
                                         ================   ==================   ===============     ==================
Capital shares outstanding - Class E                                                           0                      0
                                         ================   ==================   ===============     ==================

Net Asset Value and Offering Price
   Per Share - Class A                   $                  $             9.81                 0     $             9.81
                                         ================   ==================   ===============     ==================
Net Asset Value and Offering Price
   Per Share - Class B                               9.58                 9.80                 0                   9.80
                                         ================   ==================   ===============     ==================
Net Asset Value and Offering Price
   Per Share - Class E                                                                         0                     --
                                         ================   ==================   ===============     ==================

*     Investments at cost                $    167,204,426   $      748,763,463   $            --            915,967,889

**    Cost of cash denominated in
         foreign currencies                            --                   --                --                      0

(a) Reflects change in shares outstanding due to the issuance of Class B Shares of Strategic Growth Portfolio in exchange for Class B Shares of MetLife Aggressive Strategy Portfolio based upon the net asset value of the MetLife Aggressive Strategy Portfolio's Class B Shares at June 30, 2008.

                        See notes to financial statements

Met Investors Series Trust
COMBINED PRO FORMA STATEMENT OF OPERATIONS For the twelve month period ended June 30, 2008 (UNAUDITED)


                                                                                                              Met Investors
                                                                                                               Series Trust
                                                Met Investors       Met Investors       Adjustments         MetLife Aggressive
                                                Series Trust        Series Trust      (References are       Strategy Portfolio
                                                  Strategic      MetLife Aggressive     to Pro Forma            Pro Forma
                                              Growth Portfolio   Strategy Portfolio      Footnotes)             Combined
                                              ----------------   ------------------   ---------------       --------------
Investment Income
  Dividend from Underlying Portfolios         $      2,579,337   $        7,549,379                 0           10,128,716

                                              ----------------   ------------------   ---------------       --------------
                                                     2,579,337            7,549,379                 0           10,128,716
Expenses

  Investment advisory fee                     $        238,538   $          717,347          (120,493)(a)          835,392
  Deferred Expense Reimbursement                             0                    0                 0                   --
  Distribution fee - Class B                           397,564            1,973,078                --            2,370,642
  Administration fees                                   24,065               24,065                --               48,130
  Trustee fees and expenses                             16,441               16,668           (17,109)(b)           16,000
  Custody and accounting fees                           18,188               19,648           (13,836)(b)           24,000
  Transfer agent fees                                      457                  951              (225)(b)            1,183
  Audit                                                 20,913               20,938           (21,851)(b)           20,000
  Legal                                                 36,180               24,121           (25,301)(b)           35,000
  Shareholder reporting                                      0                    0                 0                    0
  Insurance                                              2,722                2,106            (1,628)(b)            3,200
  Organizational Expense                                     0                    0                --                   --
  Other                                                  7,805                7,633            (5,438)(b)           10,000
                                              ----------------   ------------------   ---------------       --------------
    Total Expenses                                     762,873            2,806,555          (205,881)           3,363,547
  Less expenses reimbursed by the Manager             (126,730)             (36,397)          126,730 (b)          (36,397)
                                              ----------------   ------------------   ---------------       --------------
  Net Expenses                                         636,143            2,770,158           (79,151)           3,327,150
                                              ----------------   ------------------   ---------------       --------------
  Net Investment Income                              1,943,194            4,779,221            79,151            6,801,566
                                              ----------------   ------------------   ---------------       --------------
Net Realized and Change in Unrealized
  Gain (Loss) on Investments and Capital
  gains distributions from underlying
  portfolios
  Investments                                          288,700            6,675,714                 0            6,964,414
  Capital gains distributions from
    underlying portfolios                           12,230,779           43,733,026                 0           55,963,805
                                              ----------------   ------------------   ---------------       --------------
    Net realized gain (loss) on investments
      and Capital gains distributions from
      underlying portfolios                         12,519,479           50,408,740                 0           62,928,219
                                              ----------------   ------------------   ---------------       --------------
Unrealized appreciation (depreciation) on:
  Investments                                      (30,150,780)        (184,766,380)                0         (214,917,160)
                                              ----------------   ------------------   ---------------       --------------
  Net change in unrealized appreciation
    (depreciation) on investments                  (30,150,780)        (184,766,380)                0         (214,917,160)
                                              ----------------   ------------------   ---------------       --------------
  Net realized and unrealized gain (loss)
    on investments                                 (17,631,301)        (134,357,640)                0         (151,988,941)
                                              ----------------   ------------------   ---------------       --------------
Net increase (decrease) in Net Assets from
  Operations                                  $    (15,688,107)  $     (129,578,419)  $        79,151       $ (145,187,375)
                                              ================   ==================   ===============       ==============

--------------------------------------------------------------------------------

(a) Reflects the MetLife Aggressive Strategy Portfolio's investment advisory fee rate.

(b) Reflects adjustment of certain balances to conform to the MetLife Aggressive Strategy Portfolio's expense structure.

                        See notes to financial statements

Met Investors Series Trust

Notes to Pro Forma Combining Financial Statements (Unaudited)
June 30, 2008

1     Description of the Fund

      The MetLife Aggressive Strategy Portfolio ("MetLife Aggressive Strategy"), a portfolio of Met Investors Series Trust ("MIST"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. MetLife Aggressive Strategy consists of two classes of shares, Class A and Class B. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B shares.

2     Basis of Combination

      The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Met Investors Series Trust, Strategic Growth Portfolio ("Strategic Growth"), in exchange for shares of MetLife Aggressive Strategy at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MetLife Aggressive Strategy, and the results of operations of MetLife Aggressive Strategy for pre-combination periods will not be restated. The pro forma combined financial statements reflect the expenses of the portfolio in carrying out its obligations under the proposed Agreement and Plan of Reorganization.

      The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Strategic Growth and MetLife Aggressive Strategy, as though the reorganization occurred as of June 30, 2008.


     The pro forma unaudited statement of operations reflects the results of operations of each of the merged funds for the twelve month period ended June 30, 2008 as though the reorganization occurred as of the beginning of the period.


      The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Strategic Growth and MetLife Aggressive Strategy, which are incorporated by reference in the Statement of Additional Information.


     Merger related expenses incurred by MetLife Aggressive Strategy and Strategic Growth will be paid by Metropolitan Life Insurance Company or one of its affiliates.


3     Significant Accounting Policies

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

      The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

      The Portfolio is designed on established principles of asset allocation and risk tolerance. Each Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. which invest either in equity securities, fixed income securities or cash equivalent money market securities, as applicable ("Underlying Portfolios").

      The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

      A. Security Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value.

      B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      C. Investment Income and Expenses - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Income and capital gain distributions from the Underlying Portfolios are recorded on the ex-dividend date.

      D. Federal Income Taxes - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

      Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

      E. Distribution of Income and Gains - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

4     Federal Income Taxes

      Each Fund has elected to be taxed as a regulated investment company. After the acquisition, the MetLife Aggressive Strategy intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined fund.

5     Estimates and Assumptions:

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           MET INVESTORS SERIES TRUST

                                     PART C

                                OTHER INFORMATION


Item 15. Indemnification.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Management Agreement with Met Investors Advisory, LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

Item 16. Exhibits.

1. Agreement and Declaration of Trust. Incorporated by reference to Exhibit
(a)(1) to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to Exhibit (b) to the Form N-1A Registration Statement.

3. Not applicable.

4(a). Agreement and Plan of Reorganization relating to Strategic Growth and Income Portfolio and MetLife Balanced Strategy Portfolio. Exhibit A to the Prospectus contained in Part A of this Registration Statement.

4(b). Agreement and Plan of Reorganization relating to Strategic Conservative Growth Portfolio and MetLife Growth Strategy Portfolio. Exhibit B to the Prospectus contained in Part A of this Registration Statement.

4(c). Agreement and Plan of Reorganization relating to Strategic Growth Portfolio and MetLife Aggressive Strategy Portfolio. Exhibit C to the Prospectus contained in Part A of this Registration Statement.

5. None other than as set forth in Exhibits 1 and 2.

6(a). Form of Management Agreement between Registrant and Met Investors Advisory, LLC with respect to MetLife Balanced Strategy, MetLife Growth Strategy and MetLife Aggressive Strategy Portfolios. Incorporated by reference to Exhibit
(d)(37) to Post-Effective Amendment No. 15 to the Form N-1A Registration Statement filed with the SEC on August 20, 2004.

6(b). Form of Amendment No. 1 to Management Agreement is incorporated by reference to Exhibit (d)(37)(i) to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed with the SEC on February 16, 2005.

7(a) Form of Amendment No. 1 to Second Amended and Restated Distribution Agreement with respect to the Class B shares. Incorporated by reference to Exhibit (e)(3)(i) to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003.

8. Not applicable.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust. Incorporated by reference to Exhibit (g)(1)(ii) to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10. Not applicable.

10(c). Multiple Class Plan. Incorporated by reference to Exhibit (n) to the Form N-1A Registration Statement.


11. Opinion and consent of Sullivan & Worcester LLP. Previously filed.



12(a). Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Growth and Income Portfolio and MetLife Balanced Strategy Portfolio. Filed herewith.


12(b). Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Conservative Growth Portfolio and MetLife Growth Strategy Portfolio. Filed herewith.


12(c). Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Growth Portfolio and MetLife Aggressive Strategy Portfolio. Filed herewith.


13. Not applicable.


14. Consent of Deloitte & Touche LLP.  Filed herewith.


15. Not applicable.


16. Powers of Attorney. Previously filed.



17(a). Form of Proxy and Voting Instructions for Strategic Growth and Income Portfolio. Previously filed.



17(b). Form of Proxy and Voting Instructions for Strategic Conservative Growth Portfolio. Previously filed.



17(b). Form of Proxy and Voting Instructions for Strategic Growth Portfolio. Previously filed.


Item 17. Undertakings.


         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Irvine and State of California on the 8th day of September, 2008.




                                  MET INVESTORS SERIES TRUST


                                  By:      /s/ Elizabeth M. Forget
                                           --------------------------
                                           Name: Elizabeth M. Forget
                                           Title: President

     As required by the Securities Act of 1933, the following persons have signed this Post-Effective Amendment No. 1 to the Registration Statement in the capacities indicated on the 8th day of September, 2008.



Signatures                          Title

/s/ Elizabeth M. Forget             President, Trustee
Elizabeth M. Forget

/s/ Jeffrey A. Tupper               Chief Financial Officer and Treasurer
---------------------
Jeffrey A. Tupper

/s/ Stephen M. Alderman*            Trustee
Stephen M. Alderman

/s/ Jack R. Borsting*               Trustee
--------------------
Jack R. Borsting

/s/ Robert Boulware*                Trustee
Robert Boulware

/s/ Daniel A. Doyle*                Trustee
-------------------
Daniel A. Doyle

/s/ Susan C. Gause*                 Trustee
------------------
Susan C. Gause

/s/ Dawn M. Vroegop*                Trustee
-------------------
Dawn M. Vroegop


*By:  /s/ Robert N. Hickey
          Robert N. Hickey
          Attorney-in-fact

                                    EXHIBIT INDEX



         Exhibit
            No.

     12(a) Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Growth and Income Portfolio and MetLife Balanced Strategy Portfolio

     12(b) Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Conservative Growth Portfolio and MetLife Growth Strategy Portfolio

     12(c) Tax opinion and consent of Sullivan & Worcester LLP relating to Strategic Growth Portfolio and MetLife Aggressive Strategy Portfolio

     14   Consent of Deloitte & Touche LLP